NYLIAC Variable Universal Life Separate Account-I

Financial Statements

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities

As of December 31, 2025

	NYLI VP American Century Sustainable Equity— Initial Class	NYLI VP Balanced— Initial Class	NYLI VP Bond— Initial Class	NYLI VP Candriam Emerging Markets Equity— Initial Class	NYLI VP CBRE Global Infrastructure— Initial Class
ASSETS:
Investment at net asset value	$87,936,190	$22,456,049	$28,871,605	$37,690,943	$4,514,039
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	428	18,915	(2,759)	1,151	176
Net receivable from (payable to) the Fund for shares sold or purchased	183	(18,789)	2,997	(868)	(172)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	569	112	216	259	4
Administrative charges	42	14	22	24	—

Total net assets	$87,936,190	$22,456,049	$28,871,605	$37,690,943	$4,514,039

Total shares outstanding	8,103,448	1,486,073	2,368,738	3,583,028	534,946

Net asset value per share (NAV)	$10.85	$15.11	$12.19	$10.52	$8.44

Total units outstanding	2,102,909	603,036	1,152,588	2,654,932	383,471

Variable accumulation unit value (lowest to highest)	$39.33 to $ 43.34	$27.93 to $38.93	$13.03 to $31.74	$13.39 to $14.76	$11.04 to $11.81

Identified cost of investment	$81,835,381	$20,667,640	$32,510,569	$29,330,104	$4,029,462

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP Conservative Allocation— Initial Class	NYLI VP Dimensional U.S. Equity— Initial Class	NYLI VP Epoch U.S. Equity Yield— Initial Class	NYLI VP Equity Allocation— Initial Class	NYLI VP Fidelity Institutional AM® Utilities— Initial Class
ASSETS:
Investment at net asset value	$14,086,425	$170,782,631	$158,219,146	$109,890,728	$65,469,689
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	118	(43,712)	1,674	4,411	(35,975)
Net receivable from (payable to) the Fund for shares sold or purchased	5	45,992	(79)	(4,162)	36,239
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	113	2,046	1,446	224	240
Administrative charges	10	234	149	25	24

Total net assets	$14,086,425	$170,782,631	$158,219,146	$109,890,728	$65,469,689

Total shares outstanding	1,289,694	5,849,822	8,875,901	9,295,364	5,326,723

Net asset value per share (NAV)	$10.92	$29.19	$17.83	$11.82	$12.29

Total units outstanding	520,000	1,710,528	2,966,302	2,713,923	1,866,355

Variable accumulation unit value (lowest to highest)	$25.35 to $28.83	$64.87 to $165.14	$38.29 to $61.04	$36.25 to $41.01	$32.51 to $35.82

Identified cost of investment	$13,991,745	$152,307,200	$137,931,581	$96,524,310	$63,776,199

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP Floating Rate— Initial Class	NYLI VP Growth Allocation— Initial Class	NYLI VP Hedge Multi- Strategy— Initial Class	NYLI VP Income Builder— Initial Class	NYLI VP Janus Henderson Balanced— Initial Class
ASSETS:
Investment at net asset value	$49,460,814	$103,573,683	$13,848,199	$70,802,460	$205,839,469
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	1,204	2,428	34	3,117	40,987
Net receivable from (payable to) the Fund for shares sold or purchased	(1,084)	(1,905)	(24)	(2,259)	(38,983)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	108	466	9	758	1,853
Administrative charges	12	57	1	100	151

Total net assets	$49,460,814	$103,573,683	$13,848,199	$70,802,460	$205,839,469

Total shares outstanding	5,897,038	8,970,991	1,469,133	3,941,660	11,860,938

Net asset value per share (NAV)	$8.39	$11.55	$9.43	$17.96	$17.35

Total units outstanding	2,206,964	2,765,020	1,346,246	1,359,015	5,911,143

Variable accumulation unit value (lowest to highest)	$17.90 to $23.39	$29.74 to $38.86	$9.51 to $10.32	$35.75 to $70.06	$33.22 to $36.60

Identified cost of investment	$49,783,163	$95,251,293	$12,718,894	$62,603,951	$158,729,272

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP MacKay Convertible— Initial Class	NYLI VP MacKay High Yield Corporate Bond— Initial Class	NYLI VP MacKay Strategic Bond— Initial Class	NYLI VP MacKay U.S. Infrastructure Bond— Initial Class	NYLI VP MFS® Investors Trust— Initial Class
ASSETS:
Investment at net asset value	$92,067,748	$167,139,473	$29,477,753	$12,026,793	$19,678,113
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	28,464	1,998	2,992	(4,557)	753
Net receivable from (payable to) the Fund for shares sold or purchased	(27,799)	(943)	(2,948)	4,666	(723)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	615	947	40	98	27
Administrative charges	50	108	4	11	3

Total net assets	$92,067,748	$167,139,473	$29,477,753	$12,026,793	$19,678,113

Total shares outstanding	5,353,772	18,104,166	2,976,258	1,197,625	1,779,971

Net asset value per share (NAV)	$17.20	$9.23	$9.90	$10.04	$11.06

Total units outstanding	1,267,197	3,097,206	1,736,779	554,818	1,780,853

Variable accumulation unit value (lowest to highest)	$36.36 to $90.94	$22.82 to $71.05	$15.54 to $17.10	$12.05 to $26.36	$10.99 to $11.06

Identified cost of investment	$77,613,557	$172,496,892	$29,176,218	$12,595,849	$17,796,298

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP MFS® Research— Initial Class	NYLI VP Moderate Allocation— Initial Class	NYLI VP Natural Resources— Initial Class	NYLI VP Newton Technology Growth— Initial Class	NYLI VP PIMCO Real Return— Initial Class
ASSETS:
Investment at net asset value	$8,203,619	$49,497,824	$47,565,108	$108,536,405	$11,720,014
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(792)	1,280	(6,236)	46,809	565
Net receivable from (payable to) the Fund for shares sold or purchased	819	(1,020)	6,417	(46,402)	(525)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	24	233	166	372	37
Administrative charges	3	27	15	35	3

Total net assets	$8,203,619	$49,497,824	$47,565,108	$108,536,405	$11,720,014

Total shares outstanding	749,805	4,452,004	3,566,055	9,007,021	1,493,852

Net asset value per share (NAV)	$10.94	$11.12	$13.34	$12.05	$7.85

Total units outstanding	750,597	1,519,129	3,149,565	9,018,024	897,046

Variable accumulation unit value (lowest to highest)	$10.87 to $10.94	$24.76 to $33.90	$13.98 to $15.40	$11.97 to $12.05	$12.07 to $13.30

Identified cost of investment	$7,499,130	$46,916,898	$29,171,274	$90,554,399	$12,769,725

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP PineStone International Equity— Initial Class	NYLI VP S&P 500 Index— Initial Class	NYLI VP Schroders Mid Cap Opportunities— Initial Class	NYLI VP Small Cap Growth— Initial Class	NYLI VP U.S. Government Money Market— Initial Class
ASSETS:
Investment at net asset value	$53,727,795	$1,062,283,525	$100,784,631	$57,962,260	$60,042,476
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	4,098	281,916	9,259	10,083	(169)
Net receivable from (payable to) the Fund for shares sold or purchased	(3,743)	(274,938)	(8,671)	(9,562)	483
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	321	6,280	539	478	283
Administrative charges	34	698	49	43	31

Total net assets	$53,727,795	$1,062,283,525	$100,784,631	$57,962,260	$60,042,476

Total shares outstanding	4,324,725	8,718,025	10,209,140	5,011,479	60,036,472

Net asset value per share (NAV)	$12.42	$121.85	$9.87	$11.57	$1.00

Total units outstanding	1,396,867	10,113,280	1,527,749	1,937,683	41,027,008

Variable accumulation unit value (lowest to highest)	$19.41 to $45.62	$20.61 to $209.33	$56.98 to $70.82	$28.42 to $31.32	$1.21 to $1.69

Identified cost of investment	$57,686,679	$514,417,052	$100,203,427	$60,473,635	$60,042,476

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	NYLI VP Wellington Growth— Initial Class	NYLI VP Wellington Small Cap— Initial Class	NYLI VP Winslow Large Cap Growth— Initial Class	AB VPS Discovery Value Portfolio— Class A	AB VPS Relative Value Portfolio— Class A
ASSETS:
Investment at net asset value	$311,382,872	$49,426,707	$171,249,558	$18,472,522	$6,563,100
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(26,628)	189	31,218	(348)	593
Net receivable from (payable to) the Fund for shares sold or purchased	31,869	46	(30,253)	407	(578)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	4,647	216	899	55	14
Administrative charges	594	19	66	4	1

Total net assets	$311,382,872	$49,426,707	$171,249,558	$18,472,522	$6,563,100

Total shares outstanding	9,304,232	4,644,887	5,438,514	1,113,473	206,777

Net asset value per share (NAV)	$33.47	$10.64	$31.49	$16.59	$31.74

Total units outstanding	4,008,583	2,519,823	1,774,462	468,181	465,330

Variable accumulation unit value (lowest to highest)	$43.57 to $110.49	$18.65 to $19.95	$63.53 to $112.28	$34.89 to $40.59	$13.79 to $14.15

Identified cost of investment	$239,667,586	$43,985,299	$141,095,440	$19,423,321	$6,231,259

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Alger Capital Appreciation Portfolio— Class I-2	American Funds® IS Asset Allocation Fund— Class 2	American Funds® IS The Bond Fund of America®— Class 2	American Funds® IS Capital World Bond Fund®— Class 2	American Funds® IS Global Small Capitalization Fund— Class 2
ASSETS:
Investment at net asset value	$5,606,202	$14,970,462	$1,801,834	$106,414	$7,278,149
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	72	807	1,158	26	191
Net receivable from (payable to) the Fund for shares sold or purchased	(72)	(745)	(1,156)	(25)	(176)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	56	2	1	14
Administrative charges	—	6	—	—	1

Total net assets	$5,606,202	$14,970,462	$1,801,834	$106,414	$7,278,149

Total shares outstanding	43,510	553,437	192,298	10,526	382,256

Net asset value per share (NAV)	$128.85	$27.05	$9.37	$10.11	$19.04

Total units outstanding	25,335	753,185	164,351	9,616	392,395

Variable accumulation unit value (lowest to highest)	$95.55 to $227.25	$19.06 to $20.11	$10.71 to $10.98	$11.00 to $11.13	$17.36 to $18.71

Identified cost of investment	$3,802,583	$14,102,088	$1,813,527	$106,216	$6,939,483

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	American Funds® IS Growth Fund— Class 2	American Funds® IS New World Fund®— Class 2	American Funds® IS U.S. Government Securities Fund®— Class 2	American Funds® IS Washington Mutual Investors Fund— Class 2	BlackRock® Global Allocation V.I. Fund— Class I
ASSETS:
Investment at net asset value	$89,910,843	$26,470,255	$605,485	$30,558,927	$30,875,553
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	91,297	6,156	—	72,548	7,038
Net receivable from (payable to) the Fund for shares sold or purchased	(91,132)	(6,113)	1	(72,480)	(6,953)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	150	40	1	61	78
Administrative charges	15	3	—	7	7

Total net assets	$89,910,843	$26,470,255	$605,485	$30,558,927	$30,875,553

Total shares outstanding	647,773	826,421	62,037	1,717,759	1,750,315

Net asset value per share (NAV)	$138.80	$32.03	$9.76	$17.79	$17.64

Total units outstanding	2,377,263	1,225,761	54,050	1,255,530	1,760,470

Variable accumulation unit value (lowest to highest)	$35.93 to $38.03	$20.04 to $21.75	$11.08 to $11.21	$23.15 to $24.50	$16.76 to $17.69

Identified cost of investment	$75,129,182	$21,088,908	$600,432	$26,114,472	$30,510,831

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	BlackRock® High Yield V.I. Fund— Class I	BNY Mellon IP Technology Growth Portfolio— Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio— Initial Shares	BNY Mellon VIF Small Cap Portfolio— Initial Shares	ClearBridge Variable Appreciation Portfolio— Class I
ASSETS:
Investment at net asset value	$15,396,977	$—	$1,383,888	$3,930,400	$8,766,303
Dividends due and accrued	85,433	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	7,340	—	3,871	—	951
Net receivable from (payable to) the Fund for shares sold or purchased	(92,739)	—	(3,867)	—	(943)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	31	—	4	—	7
Administrative charges	3	—	—	—	1

Total net assets	$15,396,977	$—	$1,383,888	$3,930,400	$8,766,303

Total shares outstanding	2,174,935	—	23,656	81,883	140,689

Net asset value per share (NAV)	$7.04	$—	$58.50	$48.00	$62.31

Total units outstanding	878,439	—	83,697	84,427	294,729

Variable accumulation unit value (lowest to highest)	$16.31 to $17.70	$—	$16.99 to $16.61	$46.55 to $46.55	$28.08 to $29.83

Identified cost of investment	$15,185,256	$—	$1,263,794	$3,467,411	$8,152,393

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1	Columbia Variable Portfolio— Intermediate Bond Fund— Class 1	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Dimensional VA Global Bond Portfolio
ASSETS:
Investment at net asset value	$1,026,050	$6,375,017	$90,958	$17,835	$37,370
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	412	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	3	(402)	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	3	9	—	—	—
Administrative charges	—	1	—	—	—

Total net assets	$1,026,050	$6,375,017	$90,958	$17,835	$37,370

Total shares outstanding	250,256	750,885	10,577	1,434	3,833

Net asset value per share (NAV)	$4.10	$8.49	$8.60	$12.44	$9.75

Total units outstanding	70,954	443,102	8,254	472	2,918

Variable accumulation unit value (lowest to highest)	$13.59 to $14.64	$13.44 to $14.48	$10.81 to $11.09	$37.78 to $37.78	$12.81 to $12.81

Identified cost of investment	$1,111,930	$6,407,928	$89,735	$16,647	$39,862

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
ASSETS:
Investment at net asset value	$139,300	$288,337	$492,621	$450,349	$241,919
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Total net assets	$139,300	$288,337	$492,621	$450,349	$241,919

Total shares outstanding	9,425	15,561	48,920	12,900	10,858

Net asset value per share (NAV)	$14.78	$18.53	$10.07	$34.91	$22.28

Total units outstanding	4,550	9,340	40,091	10,250	5,520

Variable accumulation unit value (lowest to highest)	$30.62 to $30.62	$30.87 to $30.87	$12.29 to $12.29	$43.94 to $43.94	$43.82 to $43.82

Identified cost of investment	$116,945	$192,540	$496,725	$362,521	$215,552

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	DWS Alternative Asset Allocation VIP— Class A	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP Bond Index Portfolio— Initial Class	Fidelity® VIP ContrafundSM Portfolio— Initial Class
ASSETS:
Investment at net asset value	$11,261,001	$5,351,027	$7,104,938	$5,441,311	$529,243,180
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	871	3,903	313	295	66,058
Net receivable from (payable to) the Fund for shares sold or purchased	(856)	(3,872)	(291)	(268)	(61,838)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	13	27	20	24	3,830
Administrative charges	2	4	2	3	390

Total net assets	$11,261,001	$5,351,027	$7,104,938	$5,441,311	$529,243,180

Total shares outstanding	821,371	356,260	504,254	552,979	8,836,921

Net asset value per share (NAV)	$13.71	$15.02	$14.09	$9.84	$59.89

Total units outstanding	728,346	310,930	211,899	564,802	3,735,374

Variable accumulation unit value (lowest to highest)	$14.52 to $15.53	$16.50 to $35.80	$30.24 to $34.21	$9.38 to $9.72	$68.52 to $191.25

Identified cost of investment	$10,729,338	$4,939,366	$6,172,555	$5,474,959	$385,890,408

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Fidelity® VIP Emerging Markets Portfolio— Initial Class	Fidelity® VIP Equity-Income PortfolioSM— Initial Class	Fidelity® VIP Extended Market Index Portfolio— Initial Class	Fidelity® VIP Freedom 2020 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2030 PortfolioSM— Initial Class
ASSETS:
Investment at net asset value	$10,291,964	$123,474,557	$3,173,361	$1,641,293	$9,511,832
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(471)	19,482	(20,762)	181	131
Net receivable from (payable to) the Fund for shares sold or purchased	494	(18,561)	20,767	(162)	(87)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	21	836	5	17	40
Administrative charges	2	85	—	2	4

Total net assets	$10,291,964	$123,474,557	$3,173,361	$1,641,293	$9,511,832

Total shares outstanding	650,156	4,195,534	199,082	123,778	538,000

Net asset value per share (NAV)	$15.83	$29.43	$15.94	$13.26	$17.68

Total units outstanding	549,694	1,810,616	251,550	74,744	352,502

Variable accumulation unit value (lowest to highest)	$17.86 to $18.84	$44.61 to $84.53	$12.48 to $12.63	$21.23 to $23.20	$25.25 to $27.59

Identified cost of investment	$7,836,430	$102,252,924	$3,091,404	$1,617,384	$8,602,384

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Fidelity® VIP Freedom 2040 PortfolioSM— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Health Care Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class
ASSETS:
Investment at net asset value	$12,292,813	$109,511,264	$20,068,131	$23,785,563	$46,610,761
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	559	175,992	1,584	61,378	1,536
Net receivable from (payable to) the Fund for shares sold or purchased	(522)	(175,701)	(1,584)	(61,312)	(1,536)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	34	262	—	60	—
Administrative charges	3	29	—	6	—

Total net assets	$12,292,813	$109,511,264	$20,068,131	$23,785,563	$46,610,761

Total shares outstanding	412,788	1,098,518	205,364	620,871	70,608

Net asset value per share (NAV)	$29.78	$99.69	$97.72	$38.31	$660.13

Total units outstanding	370,403	1,495,242	190,174	1,306,790	520,649

Variable accumulation unit value (lowest to highest)	$30.82 to $ 33.67	$68.29 to $ 74.10	$105.53 to $ 105.53	$17.49 to $ 18.33	$67.01 to $ 89.75

Identified cost of investment	$10,771,672	$72,945,426	$16,161,181	$21,415,146	$17,537,688

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Fidelity® VIP International Index Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio— Initial Class	Fidelity® VIP Overseas Portfolio— Initial Class	Franklin Templeton Aggressive Model Portfolio— Class I
ASSETS:
Investment at net asset value	$17,095,879	$6,735,012	$36,258,201	$10,638,223	$173,019,210
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	5,530	256	19	—	208,664
Net receivable from (payable to) the Fund for shares sold or purchased	(5,472)	(246)	51	—	(208,645)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	53	9	64	—	18
Administrative charges	5	1	6	—	1

Total net assets	$17,095,879	$6,735,012	$36,258,201	$10,638,223	$173,019,210

Total shares outstanding	1,216,789	592,871	966,628	386,563	10,366,639

Net asset value per share (NAV)	$14.05	$11.36	$37.51	$27.52	$16.69

Total units outstanding	1,104,645	520,667	912,535	234,788	8,108,439

Variable accumulation unit value (lowest to highest)	$15.03 to $15.58	$10.89 to $23.03	$32.30 to $108.77	$25.65 to $45.35	$20.51 to $21.34

Identified cost of investment	$13,512,303	$6,879,612	$35,696,244	$8,293,378	$148,809,686

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Franklin Templeton Conservative Model Portfolio— Class I	Franklin Templeton Moderate Model Portfolio— Class I	Franklin Templeton Moderately Aggressive Model Portfolio— Class I	Franklin Templeton Moderately Conservative Model Portfolio— Class I	Invesco V.I. EQV International Equity Fund— Series I Shares
ASSETS:
Investment at net asset value	$3,384,557	$26,134,783	$120,764,203	$6,062,914	$24,045,587
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	3,001	24,015	866,727	8,325	939
Net receivable from (payable to) the Fund for shares sold or purchased	(2,994)	(23,976)	(866,656)	(8,313)	(902)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	6	37	63	11	34
Administrative charges	1	2	8	1	3

Total net assets	$3,384,557	$26,134,783	$120,764,203	$6,062,914	$24,045,587

Total shares outstanding	324,814	1,938,782	8,088,694	489,735	665,898

Net asset value per share (NAV)	$10.42	$13.48	$14.93	$12.38	$36.11

Total units outstanding	266,505	1,590,459	6,579,982	409,653	1,100,639

Variable accumulation unit value (lowest to highest)	$12.25 to $12.75	$15.84 to $16.48	$17.66 to $18.38	$14.28 to $14.86	$18.98 to $22.64

Identified cost of investment	$3,239,071	$23,352,093	$105,783,221	$5,427,237	$23,579,043

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. Main Street Small Cap Fund®— Series I Shares	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares	Janus Henderson Global Research Portfolio— Institutional Shares
ASSETS:
Investment at net asset value	$17,260	$4,438,286	$34,157,196	$257,278	$159,893,495
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	184	40,023	—	4,319
Net receivable from (payable to) the Fund for shares sold or purchased	—	(176)	(39,938)	—	(2,280)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	7	77	—	1,870
Administrative charges	—	1	8	—	169

Total net assets	$17,260	$4,438,286	$34,157,196	$257,278	$159,893,495

Total shares outstanding	1,219	155,511	408,677	4,330	2,006,947

Net asset value per share (NAV)	$14.16	$28.54	$83.58	$59.42	$79.67

Total units outstanding	991	192,661	1,325,075	3,212	2,777,959

Variable accumulation unit value (lowest to highest)	$17.42 to $17.42	$22.23 to $23.12	$22.46 to $119.81	$80.11 to $80.11	$44.72 to $78.52

Identified cost of investment	$18,168	$4,268,639	$32,638,005	$200,849	$94,598,947

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	LVIP American Century Inflation Protection Fund— Serivce Class	LVIP American Century International Fund— Service Class	LVIP American Century Value Fund— Service Class	LVIP Baron Growth Opportunities Fund— Service Class	LVIP BlackRock Equity Dividend Fund— Standard Class
ASSETS:
Investment at net asset value	$368,061	$3,893,479	$5,681,812	$5,558	$116,486
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	216	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	(216)	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Total net assets	$368,061	$3,893,479	$5,681,812	$5,558	$116,486

Total shares outstanding	40,733	318,329	439,191	93	4,519

Net asset value per share (NAV)	$9.04	$12.23	$12.94	$59.56	$25.78

Total units outstanding	19,368	90,362	78,407	148	2,806

Variable accumulation unit value (lowest to highest)	$14.54 to $19.17	$43.09 to $43.09	$72.47 to $72.47	$37.66 to $37.66	$41.51 to $41.51

Identified cost of investment	$424,828	$3,411,167	$4,914,119	$5,869	$121,168

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	LVIP Fidelity Institutional AM® Total Bond Fund— Standard Class	LVIP SSgA Mid-Cap Index Fund— Standard Class	MFS® International Intrinsic Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class
ASSETS:
Investment at net asset value	$69,723	$3,835,562	$31,959,522	$—	$15,412,189
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	453	53,421	—	959
Net receivable from (payable to) the Fund for shares sold or purchased	—	(439)	(53,321)	—	(918)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	12	90	—	38
Administrative charges	—	2	10	—	3

Total net assets	$69,723	$3,835,562	$31,959,522	$—	$15,412,189

Total shares outstanding	7,834	297,584	864,472	—	1,524,450

Net asset value per share (NAV)	$8.90	$12.89	$36.97	$—	$10.11

Total units outstanding	4,624	200,325	858,620	—	693,309

Variable accumulation unit value (lowest to highest)	$15.08 to $15.08	$18.33 to $19.34	$34.43 to $39.97	$—	$17.05 to $22.37

Identified cost of investment	$77,507	$3,834,482	$26,991,455	$—	$15,125,650

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	MFS® New Discovery Series— Initial Class	MFS® Research International Portfolio— Initial Class	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class
ASSETS:
Investment at net asset value	$12,725,253	$1,615,901	$—	$2,814	$8,514
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	833	77	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	(815)	(73)	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	17	4	—	—	—
Administrative charges	1	—	—	—	—

Total net assets	$12,725,253	$1,615,901	$—	$2,814	$8,514

Total shares outstanding	815,721	78,404	—	239	383

Net asset value per share (NAV)	$15.6	$20.61	$—	$11.78	$22.26

Total units outstanding	280,224	116,912	—	181	199

Variable accumulation unit value (lowest to highest)	$33.85 to $71.92	$13.51 to $13.87	$—	$15.55 to $15.55	$42.80 to $42.80

Identified cost of investment	$13,195,354	$1,432,440	$—	$2,805	$7,835

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	Nomura VIP Emerging Markets Series— Standard Class	Nomura VIP International Core Equity Series— Standard Class	Nomura VIP Small Cap Value Series— Standard Class
ASSETS:
Investment at net asset value	$436,914	$28,839,671	$14,171,050	$1,682	$16,976,972
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	3,179	18,572	—	(9,667)
Net receivable from (payable to) the Fund for shares sold or purchased	—	(3,126)	(18,529)	—	9,715
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	49	40	—	44
Administrative charges	—	4	3	—	4

Total net assets	$436,914	$28,839,671	$14,171,050	$1,682	$16,976,972

Total shares outstanding	80,760	994,814	354,276	87	423,577

Net asset value per share (NAV)	$5.41	$28.99	$40.00	$19.35	$40.08

Total units outstanding	12,359	705,719	482,482	136	517,517

Variable accumulation unit value (lowest to highest)	$35.35 to $35.35	$36.08 to $86.10	$25.48 to $29.88	$12.41 to $12.41	$30.29 to $33.97

Identified cost of investment	$515,138	$29,923,814	$9,495,566	$1,472	$14,629,898

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class	PIMCO VIT Income Portfolio— Institutional Class	PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class
ASSETS:
Investment at net asset value	$124,340	$4,309,530	$11,119,067	$639,034	$4,100,321
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	(17)	808	—	333
Net receivable from (payable to) the Fund for shares sold or purchased	—	31	(780)	—	(313)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	0	13	25	—	18
Administrative charges	—	1	3	—	2

Total net assets	$124,340	$4,309,530	$11,119,067	$639,034	$4,100,321

Total shares outstanding	12,484	416,380	1,107,477	65,341	419,256

Net asset value per share (NAV)	$9.96	$10.35	$10.04	$9.78	$9.78

Total units outstanding	6,332	323,854	771,306	41,562	346,992

Variable accumulation unit value (lowest to highest)	$19.67 to $19.67	$12.88 to $13.40	$13.43 to $14.58	$15.38 to $15.38	$11.24 to $12.03

Identified cost of investment	$134,728	$4,147,581	$11,608,631	$657,479	$4,026,360

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	PIMCO VIT Short-Term Portfolio— Institutional Class	PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Institutional Class	Principal VC Real Estate Securities Account— Class 1	Putnam VT International Value Fund— Class IA
ASSETS:
Investment at net asset value	$865,151	$1,320,536	$24,857,895	$22,596,916	$5,039,434
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	4,945	48	39,757	(6,788)	2,620
Net receivable from (payable to) the Fund for shares sold or purchased	(4,937)	(48)	(39,650)	6,845	(2,607)
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	8	—	95	53	12
Administrative charges	—	—	12	4	1

Total net assets	$865,151	$1,320,536	$24,857,895	$22,596,916	$5,039,434

Total shares outstanding	83,751	139,739	2,630,465	1,292,730	312,620

Net asset value per share (NAV)	$10.33	$9.45	$9.45	$17.48	$16.12

Total units outstanding	79,974	63,810	1,917,527	1,927,769	366,331

Variable accumulation unit value (lowest to highest)	$10.75 to $10.88	$14.79 to $21.35	$12.17 to $13.21	$11.60 to $11.74	$13.62 to $13.78

Identified cost of investment	$864,805	$1,463,303	$26,273,712	$24,489,790	$4,791,695

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	T. Rowe Price All-Cap Opportunities Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	The Merger Fund VL
ASSETS:
Investment at net asset value	$3,453	$214,681	$43,115	$251,040	$40,033
Dividends due and accrued	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	—	—	—	—	—
Net receivable from (payable to) the Fund for shares sold or purchased	—	—	—	—	—
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Total net assets	$3,453	$214,681	$43,115	$251,040	$40,033

Total shares outstanding	87	3,286	2,712	52,851	3,540

Net asset value per share (NAV)	$39.66	$65.33	$15.9	$4.75	$11.31

Total units outstanding	42	2,654	1,900	14,774	2,452

Variable accumulation unit value (lowest to highest)	$82.33 to $82.33	$80.87 to $80.87	$22.69 to $22.69	$13.28 to $17.89	$16.33 to $16.33

Identified cost of investment	$3,000	$146,745	$41,187	$255,771	$40,733

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Assets and Liabilities (Continued)

As of December 31, 2025

	Voya Growth and Income Portfolio— Class I	Western Asset Core Plus VIT Portfolio— Class I
ASSETS:
Investment at net asset value	$798,006	$84,704
Dividends due and accrued	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(2,113)	—
Net receivable from (payable to) the Fund for shares sold or purchased	2,113	1
LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	—	1
Administrative charges	—	—

Total net assets	$798,006	$84,704

Total shares outstanding	34,817	18,216

Net asset value per share (NAV)	$22.92	$4.65

Total units outstanding	58,497	7,816

Variable accumulation unit value (lowest to highest)	$13.49 to $13.64	$10.66 to $10.94

Identified cost of investment	$773,480	$86,543

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations

For the year ended December 31, 2025

	NYLI VP American Century Sustainable Equity— Initial Class	NYLI VP Balanced— Initial Class	NYLI VP Bond— Initial Class	NYLI VP Candriam Emerging Markets Equity— Initial Class	NYLI VP CBRE Global Infrastructure— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$783,630	$542,032	$1,439,906	$121,100	$68,449
Mortality and expense risk charges	(200,809)	(39,124)	(80,447)	(82,971)	(628)
Administrative charges	(15,062)	(4,727)	(8,400)	(7,784)	(54)

Net investment income (loss)	567,759	498,181	1,351,059	30,345	67,767

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	9,126,663	2,472,617	3,414,486	4,013,528	209,002
Cost of investments sold	(10,598,275)	(2,503,543)	(4,016,248)	(4,330,074)	(175,269)

Net realized gain (loss) on investments	(1,471,612)	(30,926)	(601,762)	(316,546)	33,733
Realized gain distribution received	4,478,414	238,710	—	—	—
Change in unrealized appreciation (depreciation) on investments	5,465,676	1,570,548	1,071,835	10,679,519	334,525

Net gain (loss) on investments	8,472,478	1,778,332	470,073	10,362,973	368,258

Net increase (decrease) in net assets resulting from operations	$9,040,237	$2,276,513	$1,821,132	$10,393,318	$436,025

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP Conservative Allocation— Initial Class	NYLI VP Dimensional U.S. Equity— Initial Class	NYLI VP Epoch U.S. Equity Yield— Initial Class	NYLI VP Equity Allocation— Initial Class	NYLI VP Fidelity Institutional AM® Utilities— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$610,132	$1,081,690	$3,648,809	$1,203,062	$1,637,453
Mortality and expense risk charges	(40,374)	(711,325)	(509,955)	(79,178)	(83,664)
Administrative charges	(3,497)	(81,340)	(52,488)	(8,390)	(8,284)

Net investment income (loss)	566,261	289,025	3,086,366	1,115,494	1,545,505

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,815,848	11,327,555	15,957,260	7,626,445	7,922,631
Cost of investments sold	(1,895,701)	(7,441,701)	(13,526,097)	(7,285,625)	(6,491,104)

Net realized gain (loss) on investments	(79,853)	3,885,854	2,431,163	340,820	1,431,527
Realized gain distribution received	—	34,764,116	17,665,386	—	8,238,034
Change in unrealized appreciation (depreciation) on investments	728,190	(18,571,606)	(3,142,081)	12,335,694	(2,961,129)

Net gain (loss) on investments	648,337	20,078,364	16,954,468	12,676,514	6,708,432

Net increase (decrease) in net assets resulting from operations	$1,214,598	$20,367,389	$20,040,834	$13,792,008	$8,253,937

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP Floating Rate— Initial Class	NYLI VP Growth Allocation— Initial Class	NYLI VP Hedge Multi- Strategy— Initial Class	NYLI VP Income Builder— Initial Class	NYLI VP Janus Henderson Balanced— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$3,296,013	$2,921,722	$353,327	$1,877,728	$3,546,113
Mortality and expense risk charges	(39,652)	(163,773)	(3,332)	(271,087)	(633,138)
Administrative charges	(4,504)	(19,904)	(314)	(34,853)	(50,770)

Net investment income (loss)	3,251,857	2,738,045	349,681	1,571,788	2,862,205

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,949,141	8,005,606	806,690	7,236,114	12,030,386
Cost of investments sold	(3,112,643)	(7,916,328)	(743,812)	(6,758,875)	(7,254,969)

Net realized gain (loss) on investments	(163,502)	89,278	62,878	477,239	4,775,417
Realized gain distribution received	—	1,237,464	—	—	9,149,286
Change in unrealized appreciation (depreciation) on investments	(791,895)	7,626,677	609,965	8,429,694	9,647,844

Net gain (loss) on investments	(955,397)	8,953,419	672,843	8,906,933	23,572,547

Net increase (decrease) in net assets resulting from operations	$2,296,460	$11,691,464	$1,022,524	$10,478,721	$26,434,752

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP MacKay Convertible— Initial Class	NYLI VP MacKay High Yield Corporate Bond— Initial Class	NYLI VP MacKay Strategic Bond— Initial Class	NYLI VP MacKay U.S. Infrastructure Bond— Initial Class	NYLI VP MFS® Investors Trust— Initial Class (a)
INVESTMENT INCOME (LOSS):
Dividend income	$2,966,857	$9,332,962	$1,711,388	$397,687	$—
Mortality and expense risk charges	(211,838)	(346,964)	(15,107)	(36,066)	(8,577)
Administrative charges	(17,341)	(39,600)	(1,600)	(3,915)	(1,087)

Net investment income (loss)	2,737,678	8,946,398	1,694,681	357,706	(9,664)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,138,267	13,426,879	4,599,359	1,788,320	1,304,600
Cost of investments sold	(5,672,163)	(14,628,956)	(4,625,340)	(1,971,738)	(1,242,735)

Net realized gain (loss) on investments	1,466,104	(1,202,077)	(25,981)	(183,418)	61,865
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	8,611,754	2,654,374	745,419	744,673	1,881,815

Net gain (loss) on investments	10,077,858	1,452,297	719,438	561,255	1,943,680

Net increase (decrease) in net assets resulting from operations	$12,815,536	$10,398,695	$2,414,119	$918,961	$1,934,016

(a) For the period February 7, 2025 (commencement of Investment Division) through December 31, 2025.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP MFS® Research— Initial Class (a)	NYLI VP Moderate Allocation— Initial Class	NYLI VP Natural Resources— Initial Class	NYLI VP Newton Technology Growth— Initial Class (a)	NYLI VP PIMCO Real Return— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$1,561,878	$670,629	$—	$617,244
Mortality and expense risk charges	(7,588)	(83,190)	(54,951)	(108,360)	(13,989)
Administrative charges	(874)	(9,635)	(5,108)	(10,144)	(1,357)

Net investment income (loss)	(8,462)	1,469,053	610,570	(118,504)	601,898

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	655,780	4,925,742	5,921,382	11,993,837	1,625,841
Cost of investments sold	(647,514)	(4,944,047)	(3,764,917)	(11,667,462)	(1,725,224)

Net realized gain (loss) on investments	8,266	(18,305)	2,156,465	326,375	(99,383)
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	704,490	3,600,812	3,468,883	17,982,006	399,766

Net gain (loss) on investments	712,756	3,582,507	5,625,348	18,308,381	300,383

Net increase (decrease) in net assets resulting from operations	$704,294	$5,051,560	$6,235,918	$18,189,877	$902,281

(a) For the period February 7, 2025 (commencement of Investment Division) through December 31, 2025.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP PineStone International Equity— Initial Class	NYLI VP S&P 500 Index— Initial Class	NYLI VP Schroders Mid Cap Opportunities— Initial Class	NYLI VP Small Cap Growth— Initial Class	NYLI VP U.S. Government Money Market— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$390,754	$10,338,493	$374,510	$—	$2,413,962
Mortality and expense risk charges	(114,586)	(2,226,157)	(187,264)	(167,617)	(104,407)
Administrative charges	(12,123)	(254,342)	(16,952)	(15,081)	(10,371)

Net investment income (loss)	264,045	7,857,994	170,294	(182,698)	2,299,184

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,271,946	60,345,914	8,400,556	4,563,282	23,596,639
Cost of investments sold	(5,208,674)	(13,613,018)	(12,488,998)	(4,483,263)	(23,596,639)

Net realized gain (loss) on investments	63,272	46,732,896	(4,088,442)	80,019	—
Realized gain distribution received	—	4,815,778	—	4,234,019	—
Change in unrealized appreciation (depreciation) on investments	5,457,279	98,881,312	10,543,157	(1,601,781)	—

Net gain (loss) on investments	5,520,551	150,429,986	6,454,715	2,712,257	—

Net increase (decrease) in net assets resulting from operations	$5,784,596	$158,287,980	$6,625,009	$2,529,559	$2,299,184

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	NYLI VP Wellington Growth— Initial Class	NYLI VP Wellington Small Cap— Initial Class	NYLI VP Winslow Large Cap Growth— Initial Class	AB VPS Discovery Value Portfolio— Class A	AB VPS Relative Value Portfolio— Class A
INVESTMENT INCOME (LOSS):
Dividend income	$—	$507,586	$—	$165,412	$122,580
Mortality and expense risk charges	(1,586,050)	(73,693)	(317,568)	(21,599)	(8,087)
Administrative charges	(203,011)	(6,609)	(23,327)	(1,702)	(452)

Net investment income (loss)	(1,789,061)	427,284	(340,895)	142,111	114,041

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	22,394,256	3,944,356	17,642,713	2,850,310	5,545,831
Cost of investments sold	(19,418,907)	(4,509,208)	(12,072,523)	(3,213,398)	(5,215,634)

Net realized gain (loss) on investments	2,975,349	(564,852)	5,570,190	(363,088)	330,197
Realized gain distribution received	22,925,828	—	19,506,996	2,140,166	893,146
Change in unrealized appreciation (depreciation) on investments	20,745,549	4,441,366	(2,417,175)	(1,410,813)	(340,337)

Net gain (loss) on investments	46,646,726	3,876,514	22,660,011	366,265	883,006

Net increase (decrease) in net assets resulting from operations	$44,857,665	$4,303,798	$22,319,116	$508,376	$997,047

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Alger Capital Appreciation Portfolio— Class I-2	American Funds® IS Asset Allocation Fund— Class 2	American Funds® IS The Bond Fund of America®— Class 2	American Funds® IS Capital World Bond Fund® — Class 2	American Funds® IS Global Small Capitalization Fund— Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$—	$276,841	$76,868	$2,972	$24,971
Mortality and expense risk charges	—	(19,338)	(816)	(215)	(5,225)
Administrative charges	—	(2,201)	(114)	(36)	(507)

Net investment income (loss)	—	255,302	75,938	2,721	19,239

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	354,400	767,360	657,600	15,693	1,096,867
Cost of investments sold	(196,630)	(722,783)	(647,773)	(15,024)	(1,926,137)

Net realized gain (loss) on investments	157,770	44,577	9,827	669	(829,270)
Realized gain distribution received	882,004	809,414	—	—	159,966
Change in unrealized appreciation (depreciation) on investments	395,222	684,214	37,962	615	1,654,933

Net gain (loss) on investments	1,434,996	1,538,205	47,789	1,284	985,629

Net increase (decrease) in net assets resulting from operations	$1,434,996	$1,793,507	$123,727	$4,005	$1,004,868

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	American Funds® IS Growth Fund— Class 2	American Funds® IS New World Fund®— Class 2	American Funds® IS U.S. Government Securities Fund®— Class 2	American Funds® IS Washington Mutual Investors Fund— Class 2	BlackRock® Global Allocation V.I. Fund— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$87,261	$278,994	$25,177	$386,126	$1,013,856
Mortality and expense risk charges	(44,495)	(14,421)	(180)	(19,447)	(28,382)
Administrative charges	(4,636)	(1,300)	(25)	(2,343)	(2,506)

Net investment income (loss)	38,130	263,273	24,972	364,336	982,968

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,927,362	3,765,761	161,436	1,290,996	2,486,586
Cost of investments sold	(1,634,387)	(3,134,058)	(161,948)	(1,016,231)	(2,395,865)

Net realized gain (loss) on investments	292,975	631,703	(512)	274,765	90,721
Realized gain distribution received	4,459,347	1,007,368	—	1,495,341	2,330,602
Change in unrealized appreciation (depreciation) on investments	6,980,100	4,263,127	5,115	1,621,101	1,784,341

Net gain (loss) on investments	11,732,422	5,902,198	4,603	3,391,207	4,205,664

Net increase (decrease) in net assets resulting from operations	$11,770,552	$6,165,471	$29,575	$3,755,543	$5,188,632

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	BlackRock® High Yield V.I. Fund— Class I	BNY Mellon IP Technology Growth Portfolio— Initial Shares	BNY Mellon Sustainable U.S. Equity Portfolio— Initial Shares	BNY Mellon VIF Small Cap Portfolio— Initial Shares	ClearBridge Variable Appreciation Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$888,227	$—	$1,944	$24,826	$44,081
Mortality and expense risk charges	(12,020)	(11,839)	(1,281)	—	(2,647)
Administrative charges	(1,318)	(1,084)	(96)	—	(326)

Net investment income (loss)	874,889	(12,923)	567	24,826	41,108

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,551,860	90,369,008	273,133	237,099	282,433
Cost of investments sold	(1,631,579)	(62,286,867)	(230,643)	(118,874)	(186,786)

Net realized gain (loss) on investments	(79,719)	28,082,141	42,490	118,225	95,647
Realized gain distribution received	33,564	—	62,106	—	1,258,399
Change in unrealized appreciation (depreciation) on investments	323,223	(22,984,323)	38,611	262,197	(314,217)

Net gain (loss) on investments	277,068	5,097,818	143,207	380,422	1,039,829

Net increase (decrease) in net assets resulting from operations	$1,151,957	$5,084,895	$143,774	$405,248	$1,080,937

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Columbia Variable Portfolio— Commodity Strategy Fund— Class 1	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1	Columbia Variable Portfolio— Intermediate Bond Fund— Class 1	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Dimensional VA Global Bond Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$83,193	$311,659	$26,134	$151	$1,516
Mortality and expense risk charges	(1,008)	(3,149)	(82)	—	—
Administrative charges	(96)	(297)	(14)	—	—

Net investment income (loss)	82,089	308,213	26,038	151	1,516

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	128,957	520,962	428,662	287	451
Cost of investments sold	(124,016)	(590,217)	(418,828)	(271)	(482)

Net realized gain (loss) on investments	4,941	(69,255)	9,834	16	(31)
Realized gain distribution received	—	—	—	2,594	—
Change in unrealized appreciation (depreciation) on investments	55,946	457,157	(4,707)	(534)	74

Net gain (loss) on investments	60,887	387,902	5,127	2,076	43

Net increase (decrease) in net assets resulting from operations	$142,976	$696,115	$31,165	$2,227	$1,559

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Dimensional VA International Small Portfolio	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio
INVESTMENT INCOME (LOSS):
Dividend income	$4,264	$11,155	$20,422	$8,089	$4,202
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Net investment income (loss)	4,264	11,155	20,422	8,089	4,202

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	54,910	106,566	3,611	136,308	107,182
Cost of investments sold	(53,081)	(78,930)	(3,602)	(98,300)	(76,463)

Net realized gain (loss) on investments	1,829	27,636	9	38,008	30,719
Realized gain distribution received	5,159	8,120	—	25,267	19,010
Change in unrealized appreciation (depreciation) on investments	29,563	53,596	(2,365)	(5,411)	(38,347)

Net gain (loss) on investments	36,551	89,352	(2,356)	57,864	11,382

Net increase (decrease) in net assets resulting from operations	$40,815	$100,507	$18,066	$65,953	$15,584

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	DWS Alternative Asset Allocation VIP— Class A	DWS Small Cap Index VIP— Class A	DWS Small Mid Cap Value VIP— Class A	Fidelity® VIP Bond Index Portfolio— Initial Class	Fidelity® VIP ContrafundSM Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$429,765	$65,386	$62,757	$175,050	$691,217
Mortality and expense risk charges	(4,650)	(9,994)	(6,696)	(8,364)	(1,285,535)
Administrative charges	(539)	(1,324)	(678)	(925)	(130,995)

Net investment income (loss)	424,576	54,068	55,383	165,761	(725,313)

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	700,389	1,267,455	816,573	895,327	34,801,417
Cost of investments sold	(668,191)	(1,449,567)	(818,043)	(1,037,348)	(17,313,761)

Net realized gain (loss) on investments	32,198	(182,112)	(1,470)	(142,021)	17,487,656
Realized gain distribution received	—	279,237	708,896	—	78,881,135
Change in unrealized appreciation (depreciation) on investments	597,447	427,634	339,174	304,952	(1,185,870)

Net gain (loss) on investments	629,645	524,759	1,046,600	162,931	95,182,921

Net increase (decrease) in net assets resulting from operations	$1,054,221	$578,827	$1,101,983	$328,692	$94,457,608

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Emerging Markets Portfolio— Initial Class	Fidelity® VIP Equity-Income PortfolioSM— Initial Class	Fidelity® VIP Extended Market Index Portfolio— Initial Class	Fidelity® VIP Freedom 2020 PortfolioSM— Initial Class	Fidelity® VIP Freedom 2030 PortfolioSM— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$170,712	$2,085,179	$20,390	$43,996	$216,158
Mortality and expense risk charges	(5,872)	(288,049)	(330)	(6,192)	(13,847)
Administrative charges	(497)	(29,571)	(27)	(679)	(1,468)

Net investment income (loss)	164,343	1,767,559	20,033	37,125	200,843

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	928,358	11,172,557	133,777	338,315	817,740
Cost of investments sold	(1,007,322)	(7,957,991)	(120,244)	(340,974)	(724,545)

Net realized gain (loss) on investments	(78,964)	3,214,566	13,533	(2,659)	93,195
Realized gain distribution received	65,756	6,421,804	—	85,084	363,815
Change in unrealized appreciation (depreciation) on investments	2,661,478	8,011,081	70,626	80,585	557,165

Net gain (loss) on investments	2,648,270	17,647,451	84,159	163,010	1,014,175

Net increase (decrease) in net assets resulting from operations	$2,812,613	$19,415,010	$104,192	$200,135	$1,215,018

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Fidelity® VIP Freedom 2040 PortfolioSM— Initial Class	Fidelity® VIP Growth Opportunities Portfolio— Initial Class	Fidelity® VIP Growth Portfolio— Initial Class	Fidelity® VIP Health Care Portfolio— Initial Class	Fidelity® VIP Index 500 Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$201,432	$—	$55,270	$86,620	$495,733
Mortality and expense risk charges	(10,526)	(87,460)	—	(19,789)	—
Administrative charges	(1,104)	(9,795)	—	(2,057)	—

Net investment income (loss)	189,802	(97,255)	55,270	64,774	495,733

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,936,300	5,072,942	533,961	2,287,646	841,748
Cost of investments sold	(1,572,146)	(3,269,164)	(182,891)	(2,421,358)	(168,099)

Net realized gain (loss) on investments	364,154	1,803,778	351,070	(133,712)	673,649
Realized gain distribution received	771,872	1,357,122	2,441,758	1,114,460	217,064
Change in unrealized appreciation (depreciation) on investments	632,750	15,789,832	(217,539)	1,991,446	5,678,889

Net gain (loss) on investments	1,768,776	18,950,732	2,575,289	2,972,194	6,569,602

Net increase (decrease) in net assets resulting from operations	$1,958,578	$18,853,477	$2,630,559	$3,036,968	$7,065,335

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Fidelity® VIP International Index Portfolio— Initial Class	Fidelity® VIP Investment Grade Bond Portfolio— Initial Class	Fidelity® VIP Mid Cap Portfolio — Initial Class	Fidelity® VIP Overseas Portfolio — Initial Class	Franklin Templeton Aggressive Model Portfolio — Class I
INVESTMENT INCOME (LOSS):
Dividend income	$452,379	$187,240	$143,997	$164,965	$2,466,329
Mortality and expense risk charges	(18,701)	(1,394)	(20,062)	—	(5,459)
Administrative charges	(1,682)	(152)	(2,122)	—	(249)

Net investment income (loss)	431,996	185,694	121,813	164,965	2,460,621

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,317,218	1,392,031	2,065,285	390,044	2,854,299
Cost of investments sold	(3,483,173)	(1,612,175)	(1,661,038)	(215,432)	(2,324,096)

Net realized gain (loss) on investments	834,045	(220,144)	404,247	174,612	530,203
Realized gain distribution received	—	—	3,468,007	916,551	10,815,629
Change in unrealized appreciation (depreciation) on investments	3,276,830	308,911	(380,553)	532,927	9,517,957

Net gain (loss) on investments	4,110,875	88,767	3,491,701	1,624,090	20,863,789

Net increase (decrease) in net assets resulting from operations	$4,542,871	$274,461	$3,613,514	$1,789,055	$23,324,410

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Franklin Templeton Conservative Model Portfolio— Class I	Franklin Templeton Moderate Model Portfolio— Class I	Franklin Templeton Moderately Aggressive Model Portfolio— Class I	Franklin Templeton Moderately Conservative Model Portfolio— Class I	Invesco V.I. EQV International Equity Fund— Series I Shares
INVESTMENT INCOME (LOSS):
Dividend income	$128,590	$619,171	$2,404,423	$182,107	$329,109
Mortality and expense risk charges	(2,098)	(12,425)	(14,710)	(3,625)	(12,057)
Administrative charges	(274)	(577)	(1,675)	(321)	(1,066)

Net investment income (loss)	126,218	606,169	2,388,038	178,161	315,986

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	1,044,280	1,510,667	2,893,652	916,987	1,884,230
Cost of investments sold	(977,313)	(1,387,519)	(2,317,347)	(798,663)	(1,803,775)

Net realized gain (loss) on investments	66,967	123,148	576,305	118,324	80,455
Realized gain distribution received	—	799,345	5,077,160	—	1,460,724
Change in unrealized appreciation (depreciation) on investments	89,608	1,316,668	6,336,811	291,585	1,595,158

Net gain (loss) on investments	156,575	2,239,161	11,990,276	409,909	3,136,337

Net increase (decrease) in net assets resulting from operations	$282,793	$2,845,330	$14,378,314	$588,070	$3,452,323

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Invesco V.I. Global Real Estate Fund— Series I Shares	Invesco V.I. Main Street Small Cap Fund®— Series I Shares	Janus Henderson Enterprise Portfolio— Institutional Shares	Janus Henderson Forty Portfolio— Institutional Shares	Janus Henderson Global Research Portfolio— Institutional Shares
INVESTMENT INCOME (LOSS):
Dividend income	$342	$18,004	$64,525	$169	$870,078
Mortality and expense risk charges	—	(2,405)	(29,005)	—	(638,207)
Administrative charges	—	(327)	(2,918)	—	(57,886)

Net investment income (loss)	342	15,272	32,602	169	173,985

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	176	528,967	3,944,938	1,964	11,820,024
Cost of investments sold	(228)	(467,184)	(4,285,128)	(1,654)	(4,989,433)

Net realized gain (loss) on investments	(52)	61,783	(340,190)	310	6,830,591
Realized gain distribution received	—	404,092	2,350,481	27,968	13,075,800
Change in unrealized appreciation (depreciation) on investments	932	(140,426)	313,807	11,179	7,827,789

Net gain (loss) on investments	880	325,449	2,324,098	39,457	27,734,180

Net increase (decrease) in net assets resulting from operations	$1,222	$340,721	$2,356,700	$39,626	$27,908,165

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	LVIP American Century Inflation Protection Fund— Serivce Class	LVIP American Century International Fund— Service Class	LVIP American Century Value Fund— Service Class	LVIP Baron Growth Opportunities Fund— Service Class	LVIP BlackRock Equity Dividend Fund— Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$26,723	$41,314	$79,739	$—	$1,896
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Net investment income (loss)	26,723	41,314	79,739	—	1,896

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	6,083	115,339	244,841	157	2,118
Cost of investments sold	(7,184)	(91,385)	(180,377)	(179)	(2,370)

Net realized gain (loss) on investments	(1,101)	23,954	64,464	(22)	(252)
Realized gain distribution received	—	—	406,000	625	10,742
Change in unrealized appreciation (depreciation) on investments	(3,528)	488,529	204,860	(1,171)	1,371

Net gain (loss) on investments	(4,629)	512,483	675,324	(568)	11,861

Net increase (decrease) in net assets resulting from operations	$22,094	$553,797	$755,063	$(568)	$13,757

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.5

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	LVIP Fidelity Institutional AM® Total Bond Fund— Standard Class	LVIP SSgA Mid-Cap Index Fund— Standard Class	MFS® International Intrinsic Value Portfolio— Initial Class	MFS® Investors Trust Series— Initial Class	MFS® Mid Cap Value Portfolio— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$2,933	$43,893	$450,112	$—	$174,207
Mortality and expense risk charges	—	(4,024)	(31,942)	(973)	(14,391)
Administrative charges	—	(554)	(3,457)	(123)	(964)

Net investment income (loss)	2,933	39,315	414,713	(1,096)	158,852

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	910	882,577	5,007,116	18,605,543	2,977,652
Cost of investments sold	(1,057)	(880,399)	(4,081,395)	(15,016,758)	(2,449,450)

Net realized gain (loss) on investments	(147)	2,178	925,721	3,588,785	528,202
Realized gain distribution received	—	250,825	1,630,782	—	1,516,240
Change in unrealized appreciation (depreciation) on investments	1,493	(28,380)	4,960,199	(3,119,642)	(1,229,592)

Net gain (loss) on investments	1,346	224,623	7,516,702	469,143	814,850

Net increase (decrease) in net assets resulting from operations	$4,279	$263,938	$7,931,415	$468,047	$973,702

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	MFS® New Discovery Series— Initial Class	MFS® Research International Portfolio— Initial Class	MFS® Research Series— Initial Class	MFS® Total Return Bond Series— Initial Class	MFS® Value Series— Initial Class
INVESTMENT INCOME (LOSS):
Dividend income	$—	$16,008	$—	$120	$129
Mortality and expense risk charges	(6,975)	(503)	(920)	—	—
Administrative charges	(521)	(3)	(102)	—	—

Net investment income (loss)	(7,496)	15,502	(1,022)	120	129

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,102,016	469,847	7,771,107	228	—
Cost of investments sold	(3,796,532)	(429,652)	(6,476,361)	(266)	—

Net realized gain (loss) on investments	(1,694,516)	40,195	1,294,746	(38)	—
Realized gain distribution received	—	—	—	—	602
Change in unrealized appreciation (depreciation) on investments	3,301,113	139,435	(1,067,242)	106	246

Net gain (loss) on investments	1,606,597	179,630	227,504	68	848

Net increase (decrease) in net assets resulting from operations	$1,599,101	$195,132	$226,482	$188	$977

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	Nomura VIP Emerging Markets Series— Standard Class	Nomura VIP International Core Equity Series— Standard Class	Nomura VIP Small Cap Value Series— Standard Class
INVESTMENT INCOME (LOSS):
Dividend income	$58,228	$—	$143,077	$21	$199,899
Mortality and expense risk charges	—	(18,009)	(10,100)	—	(15,180)
Administrative charges	—	(1,602)	(769)	—	(1,480)

Net investment income (loss)	58,228	(19,611)	132,208	21	183,239

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	30,084	2,776,981	1,138,932	64	1,327,191
Cost of investments sold	(43,244)	(2,638,414)	(892,599)	(59)	(1,187,294)

Net realized gain (loss) on investments	(13,160)	138,567	246,333	5	139,897
Realized gain distribution received	—	3,691,827	18,340	77	973,547
Change in unrealized appreciation (depreciation) on investments	13,826	(2,258,561)	5,812,255	237	(14,611)

Net gain (loss) on investments	666	1,571,833	6,076,928	319	1,098,833

Net increase (decrease) in net assets resulting from operations	$58,894	$1,552,222	$6,209,136	$340	$1,282,072

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class	PIMCO VIT Income Portfolio— Institutional Class	PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class	PIMCO VIT Low Duration Portfolio— Administrative Class	PIMCO VIT Low Duration Portfolio— Institutional Class
INVESTMENT INCOME (LOSS):
Dividend income	$5,424	$283,041	$411,790	$22,262	$155,964
Mortality and expense risk charges	—	(4,555)	(9,920)	—	(6,353)
Administrative charges	—	(272)	(1,113)	—	(702)

Net investment income (loss)	5,424	278,214	400,757	22,262	148,909

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	4,293	2,575,390	1,615,189	23,857	829,393
Cost of investments sold	(5,387)	(2,442,721)	(1,768,443)	(26,124)	(826,201)

Net realized gain (loss) on investments	(1,094)	132,669	(153,254)	(2,267)	3,192
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	9,968	114,184	195,649	10,558	52,703

Net gain (loss) on investments	8,874	246,853	42,395	8,291	55,895

Net increase (decrease) in net assets resulting from operations	$14,298	$525,067	$443,152	$30,553	$204,804

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	PIMCO VIT Short-Term Portfolio— Institutional Class	PIMCO VIT Total Return Portfolio— Administrative Class	PIMCO VIT Total Return Portfolio— Institutional Class	Principal VC Real Estate Securities Account— Class 1	Putnam VT International Value Fund— Class IA
INVESTMENT INCOME (LOSS):
Dividend income	$16,012	$54,205	$931,944	$362,075	$2,156
Mortality and expense risk charges	(1,055)	—	(29,831)	(19,879)	(1,076)
Administrative charges	(25)	—	(3,459)	(1,649)	(116)

Net investment income (loss)	14,932	54,205	898,654	340,547	964

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	160,260	169,083	3,312,079	1,759,116	106,351
Cost of investments sold	(160,030)	(204,951)	(3,891,393)	(1,852,603)	(95,283)

Net realized gain (loss) on investments	230	(35,868)	(579,314)	(93,487)	11,068
Realized gain distribution received	—	—	—	815,657	1,321
Change in unrealized appreciation (depreciation) on investments	77	93,189	1,529,322	(801,835)	249,356

Net gain (loss) on investments	307	57,321	950,008	(79,665)	261,745

Net increase (decrease) in net assets resulting from operations	$15,239	$111,526	$1,848,662	$260,882	$262,709

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	T. Rowe Price All-Cap Opportunities Portfolio	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited-Term Bond Portfolio	The Merger Fund VL
INVESTMENT INCOME (LOSS):
Dividend income	$—	$—	$805	$10,487	$1,657
Mortality and expense risk charges	—	—	—	—	—
Administrative charges	—	—	—	—	—

Net investment income (loss)	—	—	805	10,487	1,657

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	494	23,025	1,128	4,197	773
Cost of investments sold	(444)	(8,898)	(928)	(4,354)	(751)

Net realized gain (loss) on investments	50	14,127	200	(157)	22
Realized gain distribution received	379	17,909	3,535	—	1,245
Change in unrealized appreciation (depreciation) on investments	88	1,736	2,133	3,249	187

Net gain (loss) on investments	517	33,772	5,868	3,092	1,454

Net increase (decrease) in net assets resulting from operations	$517	$33,772	$6,673	$13,579	$3,111

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Operations (Continued)

For the year ended December 31, 2025

	Voya Growth and Income Portfolio— Class I	Western Asset Core Plus VIT Portfolio— Class I
INVESTMENT INCOME (LOSS):
Dividend income	$2,473	$3,653
Mortality and expense risk charges	(85)	(165)
Administrative charges	(13)	(24)

Net investment income (loss)	2,375	3,464

REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	99,862	104,951
Cost of investments sold	(97,037)	(104,947)

Net realized gain (loss) on investments	2,825	4
Realized gain distribution received	47,732	—
Change in unrealized appreciation (depreciation) on investments	29,586	3,916

Net gain (loss) on investments	80,143	3,920

Net increase (decrease) in net assets resulting from operations	$82,518	$7,384

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP American Century Sustainable Equity— Initial Class		NYLI VP Balanced— Initial Class		NYLI VP Bond— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$567,759	$648,417	$498,181	$500,498	$1,351,059	$1,311,071
Net realized gain (loss) on investments	(1,471,612)	(2,831,600)	(30,926)	(49,053)	(601,762)	(610,749)
Realized gain distribution received	4,478,414	2,055,742	238,710	—	—	—
Change in unrealized appreciation (depreciation) on investments	5,465,676	15,267,835	1,570,548	1,105,892	1,071,835	(258,355)

Net increase (decrease) in net assets resulting from operations	9,040,237	15,140,394	2,276,513	1,557,337	1,821,132	441,967

Contributions and (Withdrawals):
Payments received from policyowners	2,484,924	2,658,964	1,864,988	1,808,497	2,177,697	2,534,443
Cost of insurance	(3,219,097)	(3,356,509)	(1,120,072)	(1,104,978)	(1,900,602)	(1,890,789)
Policyowners’ surrenders	(2,870,129)	(4,251,542)	(980,216)	(716,936)	(1,305,085)	(1,325,626)
Net transfers from (to) Fixed Account	(1,425,608)	(1,908,911)	(656,812)	(284,079)	(485,024)	(701,597)
Transfers between Investment Divisions	(2,645,565)	(745,310)	(80,800)	(1,139,502)	50,944	108,456
Policyowners’ death benefits	(442,963)	(473,015)	(248,465)	(246,393)	(173,035)	(130,794)

Net contributions and (withdrawals)	(8,118,438)	(8,076,323)	(1,221,377)	(1,683,391)	(1,635,105)	(1,405,907)

Increase (decrease) in net assets	921,799	7,064,071	1,055,136	(126,054)	186,027	(963,940)
NET ASSETS:
Beginning of period	87,014,391	79,950,320	21,400,913	21,526,967	28,685,578	29,649,518

End of period	$87,936,190	$87,014,391	$22,456,049	$21,400,913	$28,871,605	$28,685,578

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Candriam Emerging Markets Equity— Initial Class		NYLI VP CBRE Global Infrastructure— Initial Class		NYLI VP Conservative Allocation— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$30,345	$202,029	$67,767	$56,371	$566,261	$187,388
Net realized gain (loss) on investments	(316,546)	(765,387)	33,733	57,664	(79,853)	(149,837)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	10,679,519	4,127,637	334,525	65,341	728,190	807,295

Net increase (decrease) in net assets resulting from operations	10,393,318	3,564,279	436,025	179,376	1,214,598	844,846

Contributions and (Withdrawals):
Payments received from policyowners	1,781,642	1,998,038	397,130	329,190	785,498	767,274
Cost of insurance	(1,437,031)	(1,382,976)	(128,078)	(111,315)	(785,421)	(808,942)
Policyowners’ surrenders	(1,406,110)	(1,058,263)	(85,977)	(74,852)	(654,194)	(455,498)
Net transfers from (to) Fixed Account	(574,707)	(770,934)	(27,233)	(38,361)	(150,934)	(73,339)
Transfers between Investment Divisions	(1,619,069)	(488,323)	1,250,730	(42,724)	49,923	(275,175)
Policyowners’ death benefits	(208,444)	(71,621)	—	(9,177)	(182,287)	(148,514)

Net contributions and (withdrawals)	(3,463,719)	(1,774,079)	1,406,572	52,761	(937,415)	(994,194)

Increase (decrease) in net assets	6,929,599	1,790,200	1,842,597	232,137	277,183	(149,348)
NET ASSETS:
Beginning of period	30,761,344	28,971,144	2,671,442	2,439,305	13,809,242	13,958,590

End of period	$37,690,943	$30,761,344	$4,514,039	$2,671,442	$14,086,425	$13,809,242

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Dimensional U.S. Equity— Initial Class		NYLI VP Epoch U.S. Equity Yield— Initial Class		NYLI VP Equity Allocation— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$289,025	$489,265	$3,086,366	$3,575,840	$1,115,494	$(97,961)
Net realized gain (loss) on investments	3,885,854	5,075,471	2,431,163	4,099,086	340,820	(1,271,945)
Realized gain distribution received	34,764,116	—	17,665,386	8,922,432	—	—
Change in unrealized appreciation (depreciation) on investments	(18,571,606)	25,673,285	(3,142,081)	7,877,491	12,335,694	12,696,173

Net increase (decrease) in net assets resulting from operations	20,367,389	31,238,021	20,040,834	24,474,849	13,792,008	11,326,267

Contributions and (Withdrawals):
Payments received from policyowners	5,970,342	6,152,349	5,369,877	5,424,531	6,939,499	7,437,465
Cost of insurance	(5,581,442)	(5,768,351)	(5,923,188)	(6,069,480)	(4,007,056)	(4,204,421)
Policyowners’ surrenders	(4,770,460)	(4,067,716)	(5,352,477)	(4,947,935)	(4,418,136)	(4,120,593)
Net transfers from (to) Fixed Account	(2,645,595)	(1,933,497)	(1,671,817)	(2,180,362)	(1,536,757)	(2,818,020)
Transfers between Investment Divisions	(1,335,397)	(1,415,319)	(3,991,680)	(1,586,450)	(1,158,730)	(2,343,821)
Policyowners’ death benefits	(749,557)	(1,163,146)	(2,829,987)	(1,178,526)	(649,937)	(2,397,906)

Net contributions and (withdrawals)	(9,112,109)	(8,195,680)	(14,399,272)	(10,538,222)	(4,831,117)	(8,447,296)

Increase (decrease) in net assets	11,255,280	23,042,341	5,641,562	13,936,627	8,960,891	2,878,971
NET ASSETS:
Beginning of period	159,527,351	136,485,010	152,577,584	138,640,957	100,929,837	98,050,866

End of period	$170,782,631	$159,527,351	$158,219,146	$152,577,584	$109,890,728	$100,929,837

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Fidelity Institutional AM® Utilities— Initial Class		NYLI VP Floating Rate— Initial Class		NYLI VP Growth Allocation— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,545,505	$1,357,280	$3,251,857	$3,393,273	$2,738,045	$610,906
Net realized gain (loss) on investments	1,431,527	192,048	(163,502)	(168,714)	89,278	(1,480,571)
Realized gain distribution received	8,238,034	4,243,070	—	—	1,237,464	—
Change in unrealized appreciation (depreciation) on investments	(2,961,129)	8,586,613	(791,895)	46,112	7,626,677	10,350,737

Net increase (decrease) in net assets resulting from operations	8,253,937	14,379,011	2,296,460	3,270,671	11,691,464	9,481,072

Contributions and (Withdrawals):
Payments received from policyowners	3,658,683	3,577,441	6,086,292	1,519,685	5,822,158	6,764,146
Cost of insurance	(2,386,087)	(2,228,692)	(1,312,411)	(1,107,225)	(4,174,405)	(4,360,748)
Policyowners’ surrenders	(2,074,096)	(1,891,092)	(905,984)	(774,679)	(4,178,829)	(3,288,651)
Net transfers from (to) Fixed Account	(423,904)	(1,569,305)	(64,796)	(949,074)	260,641	(2,818,640)
Transfers between Investment Divisions	(2,753,285)	(2,455,859)	(317,876)	1,001,374	(2,099,652)	(3,475,138)
Policyowners’ death benefits	(195,327)	(280,026)	(135,694)	(95,890)	(782,937)	(776,800)

Net contributions and (withdrawals)	(4,174,016)	(4,847,533)	3,349,531	(405,809)	(5,153,024)	(7,955,831)

Increase (decrease) in net assets	4,079,921	9,531,478	5,645,991	2,864,862	6,538,440	1,525,241
NET ASSETS:
Beginning of period	61,389,768	51,858,290	43,814,823	40,949,961	97,035,243	95,510,002

End of period	$65,469,689	$61,389,768	$49,460,814	$43,814,823	$103,573,683	$97,035,243

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Hedge Multi- Strategy— Initial Class		NYLI VP Income Builder— Initial Class		NYLI VP Janus Henderson Balanced— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$349,681	$31,085	$1,571,788	$1,738,471	$2,862,205	$2,686,850
Net realized gain (loss) on investments	62,878	19,496	477,239	229,712	4,775,417	4,370,643
Realized gain distribution received	—	—	—	—	9,149,286	—
Change in unrealized appreciation (depreciation) on investments	609,965	730,670	8,429,694	4,929,380	9,647,844	17,964,208

Net increase (decrease) in net assets resulting from operations	1,022,524	781,251	10,478,721	6,897,563	26,434,752	25,021,701

Contributions and (Withdrawals):
Payments received from policyowners	1,177,051	1,277,300	3,712,509	3,449,315	10,134,133	8,709,934
Cost of insurance	(550,626)	(561,999)	(3,480,392)	(3,475,951)	(7,616,717)	(7,477,780)
Policyowners’ surrenders	(471,210)	(450,258)	(1,881,444)	(2,327,422)	(5,363,199)	(6,711,296)
Net transfers from (to) Fixed Account	(351,713)	(466,038)	(774,006)	(642,105)	(1,274,446)	(1,735,015)
Transfers between Investment Divisions	80,830	680,255	(267,426)	(782,516)	1,168,371	519,398
Policyowners’ death benefits	(16,453)	(6,970)	(2,728,895)	(641,488)	(1,192,838)	(1,516,026)

Net contributions and (withdrawals)	(132,121)	472,290	(5,419,654)	(4,420,167)	(4,144,696)	(8,210,785)

Increase (decrease) in net assets	890,403	1,253,541	5,059,067	2,477,396	22,290,056	16,810,916
NET ASSETS:
Beginning of period	12,957,796	11,704,255	65,743,393	63,265,997	183,549,413	166,738,497

End of period	$13,848,199	$12,957,796	$70,802,460	$65,743,393	$205,839,469	$183,549,413

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP MacKay Convertible— Initial Class		NYLI VP MacKay High Yield Corporate Bond— Initial Class		NYLI VP MacKay Strategic Bond— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$2,737,678	$2,526,553	$8,946,398	$8,961,170	$1,694,681	$1,565,225
Net realized gain (loss) on investments	1,466,104	650,301	(1,202,077)	(563,209)	(25,981)	(6,298)
Realized gain distribution received	—	1,254,004	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	8,611,754	1,873,321	2,654,374	1,985,303	745,419	315,926

Net increase (decrease) in net assets resulting from operations	12,815,536	6,304,179	10,398,695	10,383,264	2,414,119	1,874,853

Contributions and (Withdrawals):
Payments received from policyowners	5,855,665	5,031,880	11,614,339	10,997,845	2,358,019	2,497,073
Cost of insurance	(3,629,987)	(3,443,954)	(8,038,747)	(7,956,534)	(1,143,729)	(1,139,877)
Policyowners’ surrenders	(2,439,836)	(3,163,901)	(6,043,230)	(5,511,529)	(2,042,637)	(934,099)
Net transfers from (to) Fixed Account	(1,462,178)	(1,073,820)	(3,269,546)	(2,592,488)	(707,034)	(1,051,467)
Transfers between Investment Divisions	1,009,491	1,741,999	2,614,848	8,423,377	359,881	943,579
Policyowners’ death benefits	(1,060,951)	(309,485)	(1,515,103)	(911,321)	(79,736)	(34,616)

Net contributions and (withdrawals)	(1,727,796)	(1,217,281)	(4,637,439)	2,449,350	(1,255,236)	280,593

Increase (decrease) in net assets	11,087,740	5,086,898	5,761,256	12,832,614	1,158,883	2,155,446
NET ASSETS:
Beginning of period	80,980,008	75,893,110	161,378,217	148,545,603	28,318,870	26,163,424

End of period	$92,067,748	$80,980,008	$167,139,473	$161,378,217	$29,477,753	$28,318,870

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP MacKay U.S. Infrastructure Bond— Initial Class		NYLI VP MFS® Investors Trust— Initial Class	NYLI VP MFS® Research— Initial Class
	2025	2024	2025 (a)	2025 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$357,706	$199,578	$(9,664)	$(8,462)
Net realized gain (loss) on investments	(183,418)	(170,927)	61,865	8,266
Realized gain distribution received	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	744,673	62,749	1,881,815	704,490

Net increase (decrease) in net assets resulting from operations	918,961	91,400	1,934,016	704,294

Contributions and (Withdrawals):
Payments received from policyowners	958,217	996,047	1,599,181	706,316
Cost of insurance	(748,288)	(805,975)	(760,380)	(346,615)
Policyowners’ surrenders	(475,374)	(523,174)	(853,741)	(310,414)
Net transfers from (to) Fixed Account	(205,582)	(65,397)	(429,012)	(95,674)
Transfers between Investment Divisions	(270,187)	(43,991)	18,196,182	7,546,014
Policyowners’ death benefits	(185,078)	(74,630)	(8,133)	(302)

Net contributions and (withdrawals)	(926,292)	(517,120)	17,744,097	7,499,325

Increase (decrease) in net assets	(7,331)	(425,720)	19,678,113	8,203,619
NET ASSETS:
Beginning of period	12,034,124	12,459,844	—	—

End of period	$12,026,793	$12,034,124	$19,678,113	$8,203,619

(a) For the period February 7, 2025 (commencement of Investment Division) through December 31, 2025.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Moderate Allocation— Initial Class		NYLI VP Natural Resources— Initial Class		NYLI VP Newton Technology Growth— Initial Class
	2025	2024	2025	2024	2025 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,469,053	$411,485	$610,570	$1,165,192	$(118,504)
Net realized gain (loss) on investments	(18,305)	(539,751)	2,156,465	2,245,193	326,375
Realized gain distribution received	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	3,600,812	4,000,777	3,468,883	(2,826,040)	17,982,006

Net increase (decrease) in net assets resulting from operations	5,051,560	3,872,511	6,235,918	584,345	18,189,877

Contributions and (Withdrawals):
Payments received from policyowners	2,572,024	2,710,038	3,498,611	3,607,423	8,984,525
Cost of insurance	(2,316,167)	(2,344,807)	(1,923,109)	(2,225,842)	(3,741,531)
Policyowners’ surrenders	(2,230,548)	(2,158,288)	(2,070,649)	(1,706,695)	(3,775,472)
Net transfers from (to) Fixed Account	(251,781)	(306,475)	(780,532)	(1,700,149)	(852,060)
Transfers between Investment Divisions	(936,791)	(331,112)	(2,448,370)	(2,813,522)	90,291,177
Policyowners’ death benefits	(335,526)	(386,258)	(120,699)	(58,073)	(560,111)

Net contributions and (withdrawals)	(3,498,789)	(2,816,902)	(3,844,748)	(4,896,858)	90,346,528

Increase (decrease) in net assets	1,552,771	1,055,609	2,391,170	(4,312,513)	108,536,405
NET ASSETS:
Beginning of period	47,945,053	46,889,444	45,173,938	49,486,451	—

End of period	$49,497,824	$47,945,053	$47,565,108	$45,173,938	$108,536,405

(a) For the period February 7, 2025 (commencement of Investment Division) through December 31, 2025.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP PIMCO Real Return— Initial Class		NYLI VP PineStone International Equity— Initial Class		NYLI VP S&P 500 Index— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$601,898	$431,299	$264,045	$167,628	$7,857,994	$7,433,019
Net realized gain (loss) on investments	(99,383)	(155,997)	63,272	10,195	46,732,896	22,281,954
Realized gain distribution received	—	—	—	—	4,815,778	2,630,438
Change in unrealized appreciation (depreciation) on investments	399,766	(44,959)	5,457,279	1,917,749	98,881,312	137,778,777

Net increase (decrease) in net assets resulting from operations	902,281	230,343	5,784,596	2,095,572	158,287,980	170,124,188

Contributions and (Withdrawals):
Payments received from policyowners	1,101,664	1,130,912	2,993,916	3,363,653	119,625,497	83,839,652
Cost of insurance	(572,429)	(578,231)	(2,249,307)	(2,275,284)	(42,880,588)	(35,551,996)
Policyowners’ surrenders	(752,138)	(456,994)	(1,889,038)	(1,652,522)	(25,423,116)	(18,785,385)
Net transfers from (to) Fixed Account	(227,391)	(229,475)	(645,638)	(618,467)	(4,161,010)	(7,463,374)
Transfers between Investment Divisions	(152,133)	(588,576)	1,400,152	(161,566)	(1,750,434)	10,312,789
Policyowners’ death benefits	(189,643)	(36,327)	(337,514)	(173,938)	(28,079,931)	(4,657,635)

Net contributions and (withdrawals)	(792,070)	(758,691)	(727,429)	(1,518,124)	17,330,418	27,694,051

Increase (decrease) in net assets	110,211	(528,348)	5,057,167	577,448	175,618,398	197,818,239
NET ASSETS:
Beginning of period	11,609,803	12,138,151	48,670,628	48,093,180	886,665,127	688,846,888

End of period	$11,720,014	$11,609,803	$53,727,795	$48,670,628	$1,062,283,525	$886,665,127

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Schroders Mid Cap Opportunities— Initial Class		NYLI VP Small Cap Growth— Initial Class		NYLI VP U.S. Government Money Market— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$170,294	$109,694	$(182,698)	$(195,536)	$2,299,184	$2,453,616
Net realized gain (loss) on investments	(4,088,442)	(4,187,583)	80,019	147,139	—	1
Realized gain distribution received	—	—	4,234,019	—	—	—
Change in unrealized appreciation (depreciation) on investments	10,543,157	13,376,451	(1,601,781)	5,113,036	—	(1)

Net increase (decrease) in net assets resulting from operations	6,625,009	9,298,562	2,529,559	5,064,639	2,299,184	2,453,616

Contributions and (Withdrawals):
Payments received from policyowners	4,668,721	4,946,388	2,765,603	2,998,043	11,713,481	11,276,076
Cost of insurance	(3,844,449)	(4,066,146)	(2,128,774)	(2,250,375)	(5,418,060)	(4,904,437)
Policyowners’ surrenders	(3,064,861)	(3,516,993)	(1,651,173)	(1,961,215)	(4,984,374)	(4,693,001)
Net transfers from (to) Fixed Account	(1,282,755)	(1,342,692)	(401,111)	(759,965)	(2,951,384)	(571,624)
Transfers between Investment Divisions	(2,798,330)	(542,241)	(397,848)	497,175	2,434,325	3,027,688
Policyowners’ death benefits	(584,921)	(396,656)	(970,974)	(238,800)	(656,328)	(63,882)

Net contributions and (withdrawals)	(6,906,595)	(4,918,340)	(2,784,277)	(1,715,137)	137,660	4,070,820

Increase (decrease) in net assets	(281,586)	4,380,222	(254,718)	3,349,502	2,436,844	6,524,436
NET ASSETS:
Beginning of period	101,066,217	96,685,995	58,216,978	54,867,476	57,605,632	51,081,196

End of period	$100,784,631	$101,066,217	$57,962,260	$58,216,978	$60,042,476	$57,605,632

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	NYLI VP Wellington Growth— Initial Class		NYLI VP Wellington Small Cap— Initial Class		NYLI VP Winslow Large Cap Growth— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,789,061)	$(1,663,175)	$427,284	$407,341	$(340,895)	$(325,300)
Net realized gain (loss) on investments	2,975,349	(154,788)	(564,852)	(907,314)	5,570,190	4,267,419
Realized gain distribution received	22,925,828	—	—	—	19,506,996	13,765,987
Change in unrealized appreciation (depreciation) on investments	20,745,549	61,964,053	4,441,366	6,639,350	(2,417,175)	20,027,793

Net increase (decrease) in net assets resulting from operations	44,857,665	60,146,090	4,303,798	6,139,377	22,319,116	37,735,899

Contributions and (Withdrawals):
Payments received from policyowners	7,514,228	7,955,755	2,766,571	2,908,536	12,549,188	9,986,195
Cost of insurance	(10,443,903)	(10,629,264)	(1,918,386)	(2,005,497)	(6,438,728)	(5,880,773)
Policyowners’ surrenders	(9,856,158)	(7,665,823)	(1,641,556)	(1,594,734)	(5,063,972)	(4,169,801)
Net transfers from (to) Fixed Account	(2,554,602)	(2,919,426)	(721,666)	(1,257,668)	(2,232,060)	(4,759,507)
Transfers between Investment Divisions	(2,380,765)	(2,243,251)	(544,494)	(741,382)	(9,388,710)	(2,585,940)
Policyowners’ death benefits	(2,147,064)	(1,777,759)	(624,832)	(151,131)	(727,832)	(455,993)

Net contributions and (withdrawals)	(19,868,264)	(17,279,768)	(2,684,363)	(2,841,876)	(11,302,114)	(7,865,819)

Increase (decrease) in net assets	24,989,401	42,866,322	1,619,435	3,297,501	11,017,002	29,870,080
NET ASSETS:
Beginning of period	286,393,471	243,527,149	47,807,272	44,509,771	160,232,556	130,362,476

End of period	$311,382,872	$286,393,471	$49,426,707	$47,807,272	$171,249,558	$160,232,556

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	AB VPS Discovery Value Portfolio— Class A		AB VPS Relative Value Portfolio— Class A		Alger Capital Appreciation Portfolio— Class I-2
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$142,111	$144,921	$114,041	$129,701	$—	$—
Net realized gain (loss) on investments	(363,088)	(84,600)	330,197	144,588	157,770	22,186
Realized gain distribution received	2,140,166	979,299	893,146	327,014	882,004	—
Change in unrealized appreciation (depreciation) on investments	(1,410,813)	869,387	(340,337)	503,123	395,222	1,448,494

Net increase (decrease) in net assets resulting from operations	508,376	1,909,007	997,047	1,104,426	1,434,996	1,470,680

Contributions and (Withdrawals):
Payments received from policyowners	1,495,521	1,296,591	978,445	937,969	30,242	12,435
Cost of insurance	(585,872)	(661,863)	(306,200)	(267,172)	(87,327)	(70,552)
Policyowners’ surrenders	(475,028)	(504,330)	(112,394)	(148,534)	(739)	(5,207)
Net transfers from (to) Fixed Account	(312,390)	(688,047)	33,445	(383,874)	(14,074)	430
Transfers between Investment Divisions	(1,828,280)	(1,463,021)	(5,015,183)	253,346	(216,313)	(48,363)
Policyowners’ death benefits	(147,991)	(37,030)	(1,563)	—	—	—

Net contributions and (withdrawals)	(1,854,040)	(2,057,700)	(4,423,450)	391,735	(288,211)	(111,257)

Increase (decrease) in net assets	(1,345,664)	(148,693)	(3,426,403)	1,496,161	1,146,785	1,359,423
NET ASSETS:
Beginning of period	19,818,186	19,966,879	9,989,503	8,493,342	4,459,417	3,099,994

End of period	$18,472,522	$19,818,186	$6,563,100	$9,989,503	$5,606,202	$4,459,417

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	American Funds® IS Asset Allocation Fund— Class 2		American Funds® IS The Bond Fund of America®— Class 2		American Funds® IS Capital World Bond Fund®— Class 2
	2025	2024	2025	2024	2025	2024 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$255,302	$195,233	$75,938	$53,663	$2,721	$205
Net realized gain (loss) on investments	44,577	48,713	9,827	2,603	669	(214)
Realized gain distribution received	809,414	394,954	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	684,214	732,395	37,962	(51,766)	615	(417)

Net increase (decrease) in net assets resulting from operations	1,793,507	1,371,295	123,727	4,500	4,005	(426)

Contributions and (Withdrawals):
Payments received from policyowners	1,619,999	1,365,944	262,225	134,165	17,177	9,151
Cost of insurance	(750,984)	(576,984)	(77,564)	(44,782)	(5,989)	(1,194)
Policyowners’ surrenders	(112,229)	(90,565)	(63,682)	(35,983)	(4,453)	—
Net transfers from (to) Fixed Account	(16,547)	(156,777)	53,329	(105,915)	5,774	127
Transfers between Investment Divisions	2,007,449	674,782	46,096	1,132,901	78,894	3,348
Policyowners’ death benefits	(112,034)	(2,046)	—	—	—	—

Net contributions and (withdrawals)	2,635,654	1,214,354	220,404	1,080,386	91,403	11,432

Increase (decrease) in net assets	4,429,161	2,585,649	344,131	1,084,886	95,408	11,006
NET ASSETS:
Beginning of period	10,541,301	7,955,652	1,457,703	372,817	11,006	—

End of period	$14,970,462	$10,541,301	$1,801,834	$1,457,703	$106,414	$11,006

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	American Funds® IS Global Small Capitalization Fund— Class 2		American Funds® IS Growth Fund— Class 2		American Funds® IS New World Fund®— Class 2
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$19,239	$65,809	$38,130	$85,778	$263,273	$302,037
Net realized gain (loss) on investments	(829,270)	(376,262)	292,975	67,981	631,703	283,276
Realized gain distribution received	159,966	247,111	4,459,347	754,253	1,007,368	102,267
Change in unrealized appreciation (depreciation) on investments	1,654,933	216,658	6,980,100	8,047,630	4,263,127	672,319

Net increase (decrease) in net assets resulting from operations	1,004,868	153,316	11,770,552	8,955,642	6,165,471	1,359,899

Contributions and (Withdrawals):
Payments received from policyowners	915,994	951,278	30,541,117	12,284,477	2,979,910	2,565,869
Cost of insurance	(297,259)	(281,601)	(6,630,514)	(3,247,974)	(1,084,979)	(975,173)
Policyowners’ surrenders	(114,555)	(94,832)	(1,891,787)	(483,158)	(735,403)	(501,487)
Net transfers from (to) Fixed Account	(142,890)	(449,517)	3,571,377	(136,871)	(565,098)	(774,224)
Transfers between Investment Divisions	(802,429)	(146,767)	9,025,656	1,384,695	(2,920,199)	259,228
Policyowners’ death benefits	(432)	(1,832)	(66,605)	(10,111)	(93,477)	(103,062)

Net contributions and (withdrawals)	(441,571)	(23,271)	34,549,244	9,791,058	(2,419,246)	471,151

Increase (decrease) in net assets	563,297	130,045	46,319,796	18,746,700	3,746,225	1,831,050
NET ASSETS:
Beginning of period	6,714,852	6,584,807	43,591,047	24,844,347	22,724,030	20,892,980

End of period	$7,278,149	$6,714,852	$89,910,843	$43,591,047	$26,470,255	$22,724,030

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	American Funds® IS U.S. Government Securities Fund®— Class 2		American Funds® IS Washington Mutual Investors Fund— Class 2		BlackRock® Global Allocation V.I. Fund— Class I
	2025	2024 (b)	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$24,972	$49	$364,336	$262,518	$982,968	$325,349
Net realized gain (loss) on investments	(512)	39	274,765	128,381	90,721	12,274
Realized gain distribution received	—	—	1,495,341	134,007	2,330,602	1,658,041
Change in unrealized appreciation (depreciation) on investments	5,115	(62)	1,621,101	2,226,945	1,784,341	243,784

Net increase (decrease) in net assets resulting from operations	29,575	26	3,755,543	2,751,851	5,188,632	2,239,448

Contributions and (Withdrawals):
Payments received from policyowners	26,157	1,677	4,049,884	2,706,247	2,240,221	2,066,548
Cost of insurance	(17,383)	(572)	(1,107,978)	(884,500)	(1,145,879)	(1,060,561)
Policyowners’ surrenders	(1,763)	—	(853,203)	(343,042)	(748,533)	(1,028,129)
Net transfers from (to) Fixed Account	343	(210)	(390,020)	(465,199)	(153,211)	(752,742)
Transfers between Investment Divisions	566,993	642	6,416,654	1,643,662	(1,006,592)	76,668
Policyowners’ death benefits	—	—	(55,048)	(6,006)	(64,269)	(61,652)

Net contributions and (withdrawals)	574,347	1,537	8,060,289	2,651,162	(878,263)	(759,868)

Increase (decrease) in net assets	603,922	1,563	11,815,832	5,403,013	4,310,369	1,479,580
NET ASSETS:
Beginning of period	1,563	—	18,743,095	13,340,082	26,565,184	25,085,604

End of period	$605,485	$1,563	$30,558,927	$18,743,095	$30,875,553	$26,565,184

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	BlackRock® High Yield V.I. Fund— Class I		BNY Mellon IP Technology Growth Portfolio— Initial Shares		BNY Mellon Sustainable U.S. Equity Portfolio— Initial Shares
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$874,889	$752,120	$(12,923)	$(117,264)	$567	$1,677
Net realized gain (loss) on investments	(79,719)	(26,866)	28,082,141	2,182,521	42,490	42,100
Realized gain distribution received	33,564	—	—	—	62,106	2,899
Change in unrealized appreciation (depreciation) on investments	323,223	138,064	(22,984,323)	15,053,254	38,611	59,537

Net increase (decrease) in net assets resulting from operations	1,151,957	863,318	5,084,895	17,118,511	143,774	106,213

Contributions and (Withdrawals):
Payments received from policyowners	2,459,005	1,859,712	908,347	7,560,054	360,474	201,993
Cost of insurance	(813,130)	(658,418)	(380,271)	(3,513,060)	(81,847)	(56,356)
Policyowners’ surrenders	(672,399)	(360,605)	(422,015)	(2,385,936)	(85,553)	(47,823)
Net transfers from (to) Fixed Account	25,095	(198,220)	(268,934)	(1,876,989)	26,049	3,580
Transfers between Investment Divisions	1,159,186	726,164	(89,692,400)	1,454,612	209,229	291,992
Policyowners’ death benefits	(22,275)	(33,206)	(54,852)	(136,839)	—	(1,264)

Net contributions and (withdrawals)	2,135,482	1,335,427	(89,910,125)	1,101,842	428,352	392,122

Increase (decrease) in net assets	3,287,439	2,198,745	(84,825,230)	18,220,353	572,126	498,335
NET ASSETS:
Beginning of period	12,109,538	9,910,793	84,825,230	66,604,877	811,762	313,427

End of period	$15,396,977	$12,109,538	$—	$84,825,230	$1,383,888	$811,762

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	BNY Mellon VIF Small Cap Portfolio— Initial Shares		ClearBridge Variable Appreciation Portfolio— Class I		Columbia Variable Portfolio— Commodity Strategy Fund— Class 1
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$24,826	$25,272	$41,108	$47,111	$82,089	$33,897
Net realized gain (loss) on investments	118,225	100,312	95,647	125,574	4,941	(4,920)
Realized gain distribution received	—	—	1,258,399	678,211	—	—
Change in unrealized appreciation (depreciation) on investments	262,197	46,113	(314,217)	329,861	55,946	37,265

Net increase (decrease) in net assets resulting from operations	405,248	171,697	1,080,937	1,180,757	142,976	66,242

Contributions and (Withdrawals):
Payments received from policyowners	4,056	4,435	1,197,129	1,035,387	56,131	75,395
Cost of insurance	(63,402)	(59,115)	(452,987)	(399,286)	(45,387)	(43,211)
Policyowners’ surrenders	—	—	(230,481)	(141,002)	(39,031)	(22,763)
Net transfers from (to) Fixed Account	(208)	(221)	(83,523)	(126,094)	(15,549)	6,262
Transfers between Investment Divisions	(98,978)	(56,434)	441,968	681,163	(41,188)	18,973
Policyowners’ death benefits	—	—	(16,152)	(6,615)	—	—

Net contributions and (withdrawals)	(158,532)	(111,335)	855,954	1,043,553	(85,024)	34,656

Increase (decrease) in net assets	246,716	60,362	1,936,891	2,224,310	57,952	100,898
NET ASSETS:
Beginning of period	3,683,684	3,623,322	6,829,412	4,605,102	968,098	867,200

End of period	$3,930,400	$3,683,684	$8,766,303	$6,829,412	$1,026,050	$968,098

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 1		Columbia Variable Portfolio— Intermediate Bond Fund— Class 1		Columbia Variable Portfolio— Small Cap Value Fund— Class 2
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$308,213	$269,759	$26,038	$18,754	$151	$74
Net realized gain (loss) on investments	(69,255)	(70,081)	9,834	485	16	(4,636)
Realized gain distribution received	—	—	—	—	2,594	605
Change in unrealized appreciation (depreciation) on investments	457,157	116,268	(4,707)	(12,538)	(534)	3,965

Net increase (decrease) in net assets resulting from operations	696,115	315,946	31,165	6,701	2,227	8

Contributions and (Withdrawals):
Payments received from policyowners	659,578	690,789	23,870	18,479	1,263	1,264
Cost of insurance	(286,033)	(284,286)	(10,116)	(9,005)	(589)	(549)
Policyowners’ surrenders	(202,333)	(194,765)	(36,600)	(901)	—	—
Net transfers from (to) Fixed Account	(74,269)	(137,817)	(11)	(340)	281	(20,769)
Transfers between Investment Divisions	126,065	87,477	(356,554)	72,101	—	—
Policyowners’ death benefits	(5,357)	(7,268)	—	—	—	—

Net contributions and (withdrawals)	217,651	154,130	(379,411)	80,334	955	(20,054)

Increase (decrease) in net assets	913,766	470,076	(348,246)	87,035	3,182	(20,046)
NET ASSETS:
Beginning of period	5,461,251	4,991,175	439,204	352,169	14,653	34,699

End of period	$6,375,017	$5,461,251	$90,958	$439,204	$17,835	$14,653

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Dimensional VA Global Bond Portfolio		Dimensional VA International Small Portfolio		Dimensional VA International Value Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,516	$1,720	$4,264	$5,311	$11,155	$11,802
Net realized gain (loss) on investments	(31)	(40)	1,829	90	27,636	711
Realized gain distribution received	—	—	5,159	4,154	8,120	6,091
Change in unrealized appreciation (depreciation) on investments	74	141	29,563	(3,944)	53,596	80

Net increase (decrease) in net assets resulting from operations	1,559	1,821	40,815	5,611	100,507	18,684

Contributions and (Withdrawals):
Payments received from policyowners	1,518	1,713	4,709	5,261	5,810	6,391
Cost of insurance	(1,521)	(1,435)	(6,094)	(5,531)	(9,805)	(8,776)
Policyowners’ surrenders	—	—	—	—	—	—
Net transfers from (to) Fixed Account	(3)	(3)	(3,128)	(5)	(1,477)	—
Transfers between Investment Divisions	—	—	(49,565)	435	(100,876)	18,582
Policyowners’ death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(6)	275	(54,078)	160	(106,348)	16,197

Increase (decrease) in net assets	1,553	2,096	(13,263)	5,771	(5,841)	34,881
NET ASSETS:
Beginning of period	35,817	33,721	152,563	146,792	294,178	259,297

End of period	$37,370	$35,817	$139,300	$152,563	$288,337	$294,178

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Dimensional VA Short-Term Fixed Portfolio		Dimensional VA U.S. Large Value Portfolio		Dimensional VA U.S. Targeted Value Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$20,422	$5,861	$8,089	$10,509	$4,202	$4,601
Net realized gain (loss) on investments	9	2	38,008	2,879	30,719	1,981
Realized gain distribution received	—	—	25,267	52,948	19,010	22,414
Change in unrealized appreciation (depreciation) on investments	(2,365)	458	(5,411)	(4,879)	(38,347)	(3,808)

Net increase (decrease) in net assets resulting from operations	18,066	6,321	65,953	61,457	15,584	25,188

Contributions and (Withdrawals):
Payments received from policyowners	8,863	8,447	12,126	14,449	9,797	11,536
Cost of insurance	(10,212)	(7,615)	(22,615)	(22,207)	(15,374)	(15,978)
Policyowners’ surrenders	—	—	—	—	—	—
Net transfers from (to) Fixed Account	(931)	—	(13,390)	—	(4,834)	—
Transfers between Investment Divisions	354,813	—	(107,093)	1,398	(96,372)	—
Policyowners’ death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	352,533	832	(130,972)	(6,360)	(106,783)	(4,442)

Increase (decrease) in net assets	370,599	7,153	(65,019)	55,097	(91,199)	20,746
NET ASSETS:
Beginning of period	122,022	114,869	515,368	460,271	333,118	312,372

End of period	$492,621	$122,022	$450,349	$515,368	$241,919	$333,118

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	DWS Alternative Asset Allocation VIP— Class A		DWS Small Cap Index VIP— Class A		DWS Small Mid Cap Value VIP— Class A
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$424,576	$364,155	$54,068	$39,393	$55,383	$65,013
Net realized gain (loss) on investments	32,198	(7,906)	(182,112)	(231,354)	(1,470)	24,800
Realized gain distribution received	—	5,820	279,237	120,004	708,896	295,200
Change in unrealized appreciation (depreciation) on investments	597,447	182,908	427,634	540,679	339,174	(27,805)

Net increase (decrease) in net assets resulting from operations	1,054,221	544,977	578,827	468,722	1,101,983	357,208

Contributions and (Withdrawals):
Payments received from policyowners	1,186,556	1,304,252	712,690	719,152	553,914	495,523
Cost of insurance	(531,348)	(542,881)	(220,356)	(212,480)	(236,130)	(222,866)
Policyowners’ surrenders	(418,641)	(282,539)	(517,969)	(209,307)	(219,404)	(176,363)
Net transfers from (to) Fixed Account	(288,410)	(298,536)	39,676	(34,554)	(105,646)	(137,824)
Transfers between Investment Divisions	67,033	(276,200)	(52,954)	717,319	(136,762)	(61,694)
Policyowners’ death benefits	(12,358)	(48,709)	—	(228,151)	(1,818)	(27,674)

Net contributions and (withdrawals)	2,832	(144,613)	(38,913)	751,979	(145,846)	(130,898)

Increase (decrease) in net assets	1,057,053	400,364	539,914	1,220,701	956,137	226,310
NET ASSETS:
Beginning of period	10,203,948	9,803,584	4,811,113	3,590,412	6,148,801	5,922,491

End of period	$11,261,001	$10,203,948	$5,351,027	$4,811,113	$7,104,938	$6,148,801

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP Bond Index Portfolio— Initial Class		Fidelity® VIP ContrafundSM Portfolio— Initial Class		Fidelity® VIP Emerging Markets Portfolio— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$165,761	$115,055	$(725,313)	$(481,204)	$164,343	$84,710
Net realized gain (loss) on investments	(142,021)	(224,008)	17,487,656	19,995,935	(78,964)	(58,642)
Realized gain distribution received	—	—	78,881,135	51,635,652	65,756	—
Change in unrealized appreciation (depreciation) on investments	304,952	134,512	(1,185,870)	47,488,530	2,661,478	540,012

Net increase (decrease) in net assets resulting from operations	328,692	25,559	94,457,608	118,638,913	2,812,613	566,080

Contributions and (Withdrawals):
Payments received from policyowners	693,794	491,285	21,776,881	17,208,504	1,279,184	1,086,823
Cost of insurance	(251,100)	(205,503)	(16,203,152)	(15,020,557)	(459,658)	(365,081)
Policyowners’ surrenders	(317,637)	(129,183)	(13,530,227)	(14,115,029)	(229,937)	(187,482)
Net transfers from (to) Fixed Account	(21,710)	83,805	(5,652,067)	(7,229,508)	(191,976)	(77,004)
Transfers between Investment Divisions	496,156	191,368	(6,785,659)	(2,737,815)	785,722	(281,223)
Policyowners’ death benefits	(5,826)	(44,813)	(4,465,641)	(1,276,389)	(14,193)	(693)

Net contributions and (withdrawals)	593,677	386,959	(24,859,865)	(23,170,794)	1,169,142	175,340

Increase (decrease) in net assets	922,369	412,518	69,597,743	95,468,119	3,981,755	741,420
NET ASSETS:
Beginning of period	4,518,942	4,106,424	459,645,437	364,177,318	6,310,209	5,568,789

End of period	$5,441,311	$4,518,942	$529,243,180	$459,645,437	$10,291,964	$6,310,209

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP Equity-Income PortfolioSM— Initial Class		Fidelity® VIP Extended Market Index Portfolio— Initial Class		Fidelity® VIP Freedom 2020 PortfolioSM— Initial Class
	2025	2024	2025	2024 (b)	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$1,767,559	$1,561,309	$20,033	$2,397	$37,125	$38,563
Net realized gain (loss) on investments	3,214,566	2,251,209	13,533	1,543	(2,659)	(6,616)
Realized gain distribution received	6,421,804	6,074,838	—	—	85,084	43,118
Change in unrealized appreciation (depreciation) on investments	8,011,081	4,461,087	70,626	11,331	80,585	34,263

Net increase (decrease) in net assets resulting from operations	19,415,010	14,348,443	104,192	15,271	200,135	109,328

Contributions and (Withdrawals):
Payments received from policyowners	6,300,426	5,266,929	231,558	61,480	77,351	101,039
Cost of insurance	(4,267,109)	(4,161,071)	(44,982)	(8,051)	(88,716)	(85,773)
Policyowners’ surrenders	(3,967,625)	(3,176,399)	(43,047)	(1,958)	(81,091)	(6,438)
Net transfers from (to) Fixed Account	(1,308,115)	(944,531)	18,033	(1,057)	(641)	(24,999)
Transfers between Investment Divisions	2,066,835	(293,978)	2,668,629	173,293	(19,781)	(25,980)
Policyowners’ death benefits	(1,421,610)	(414,951)	—	—	—	—

Net contributions and (withdrawals)	(2,597,198)	(3,724,001)	2,830,191	223,707	(112,878)	(42,151)

Increase (decrease) in net assets	16,817,812	10,624,442	2,934,383	238,978	87,257	67,177
NET ASSETS:
Beginning of period	106,656,745	96,032,303	238,978	—	1,554,036	1,486,859

End of period	$123,474,557	$106,656,745	$3,173,361	$238,978	$1,641,293	$1,554,036

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP Freedom 2030 PortfolioSM— Initial Class		Fidelity® VIP Freedom 2040 PortfolioSM— Initial Class		Fidelity® VIP Growth Opportunities Portfolio— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$200,843	$161,751	$189,802	$143,365	$(97,255)	$(81,979)
Net realized gain (loss) on investments	93,195	101,054	364,154	231,203	1,803,778	1,823,779
Realized gain distribution received	363,815	16,743	771,872	161,381	1,357,122	—
Change in unrealized appreciation (depreciation) on investments	557,165	382,576	632,750	656,197	15,789,832	19,122,211

Net increase (decrease) in net assets resulting from operations	1,215,018	662,124	1,958,578	1,192,146	18,853,477	20,864,011

Contributions and (Withdrawals):
Payments received from policyowners	833,569	677,459	1,508,654	1,566,627	18,117,620	10,879,789
Cost of insurance	(409,358)	(356,902)	(602,291)	(532,621)	(5,062,122)	(3,620,062)
Policyowners’ surrenders	(267,301)	(137,875)	(892,439)	(149,319)	(2,378,465)	(1,526,937)
Net transfers from (to) Fixed Account	226,640	(206,819)	(224,010)	(331,672)	(872,049)	(1,426,682)
Transfers between Investment Divisions	313,744	343,670	(458,316)	408,841	4,962,189	(424,762)
Policyowners’ death benefits	(253,093)	(18,177)	(7,087)	(18,455)	(1,042,384)	(118,092)

Net contributions and (withdrawals)	444,201	301,356	(675,489)	943,401	13,724,789	3,763,254

Increase (decrease) in net assets	1,659,219	963,480	1,283,089	2,135,547	32,578,266	24,627,265
NET ASSETS:
Beginning of period	7,852,613	6,889,133	11,009,724	8,874,177	76,932,998	52,305,733

End of period	$9,511,832	$7,852,613	$12,292,813	$11,009,724	$109,511,264	$76,932,998

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP Growth Portfolio— Initial Class		Fidelity® VIP Health Care Portfolio— Initial Class		Fidelity® VIP Index 500 Portfolio— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$55,270	$148	$64,774	$(23,030)	$495,733	$500,171
Net realized gain (loss) on investments	351,070	373,338	(133,712)	(37,011)	673,649	6,454,812
Realized gain distribution received	2,441,758	3,692,767	1,114,460	—	217,064	23,151
Change in unrealized appreciation (depreciation) on investments	(217,539)	111,027	1,991,446	710,849	5,678,889	1,770,382

Net increase (decrease) in net assets resulting from operations	2,630,559	4,177,280	3,036,968	650,808	7,065,335	8,748,516

Contributions and (Withdrawals):
Payments received from policyowners	25,500	22,860	3,278,756	2,784,769	206,351	85,124
Cost of insurance	(315,635)	(265,571)	(1,014,880)	(969,687)	(349,791)	(309,579)
Policyowners’ surrenders	—	—	(461,925)	(364,450)	(1,424)	(10,088)
Net transfers from (to) Fixed Account	(4,661)	(5,675)	(248,608)	(465,848)	(9,966)	(25,456)
Transfers between Investment Divisions	66,202	(217,102)	3,777,283	1,025,727	(456,734)	(7,751,114)
Policyowners’ death benefits	—	—	(415,402)	(11,553)	(14,854)	—

Net contributions and (withdrawals)	(228,594)	(465,488)	4,915,224	1,998,958	(626,418)	(8,011,113)

Increase (decrease) in net assets	2,401,965	3,711,792	7,952,192	2,649,766	6,438,917	737,403
NET ASSETS:
Beginning of period	17,666,166	13,954,374	15,833,371	13,183,605	40,171,844	39,434,441

End of period	$20,068,131	$17,666,166	$23,785,563	$15,833,371	$46,610,761	$40,171,844

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP International Index Portfolio— Initial Class		Fidelity® VIP Investment Grade Bond Portfolio— Initial Class		Fidelity® VIP Mid Cap Portfolio— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$431,996	$366,102	$185,694	$131,469	$121,813	$124,034
Net realized gain (loss) on investments	834,045	73,830	(220,144)	(13,865)	404,247	438,436
Realized gain distribution received	—	—	—	—	3,468,007	3,358,689
Change in unrealized appreciation (depreciation) on investments	3,276,830	127,012	308,911	(51,616)	(380,553)	181,715

Net increase (decrease) in net assets resulting from operations	4,542,871	566,944	274,461	65,988	3,613,514	4,102,874

Contributions and (Withdrawals):
Payments received from policyowners	1,671,114	1,302,785	598,476	150,889	2,995,177	2,321,019
Cost of insurance	(538,395)	(434,629)	(154,370)	(129,576)	(1,130,408)	(1,037,330)
Policyowners’ surrenders	(257,250)	(230,051)	(102,308)	(8,320)	(544,409)	(626,474)
Net transfers from (to) Fixed Account	(171,272)	(373,050)	33,508	(74,490)	(332,405)	(343,937)
Transfers between Investment Divisions	(1,187,271)	1,303,142	3,216,408	831,001	4,223,011	(256,568)
Policyowners’ death benefits	(18,876)	(332,725)	(1,075,395)	—	(15,587)	(293,020)

Net contributions and (withdrawals)	(501,950)	1,235,472	2,516,319	769,504	5,195,379	(236,310)

Increase (decrease) in net assets	4,040,921	1,802,416	2,790,780	835,492	8,808,893	3,866,564
NET ASSETS:
Beginning of period	13,054,958	11,252,542	3,944,232	3,108,740	27,449,308	23,582,744

End of period	$17,095,879	$13,054,958	$6,735,012	$3,944,232	$36,258,201	$27,449,308

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Fidelity® VIP Overseas Portfolio— Initial Class		Franklin Templeton Aggressive Model Portfolio— Class I		Franklin Templeton Conservative Model Portfolio— Class I
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$164,965	$147,686	$2,460,621	$1,558,416	$126,218	$87,929
Net realized gain (loss) on investments	174,612	75,629	530,203	294,609	66,967	22,415
Realized gain distribution received	916,551	410,827	10,815,629	1,017,874	—	—
Change in unrealized appreciation (depreciation) on investments	532,927	(225,283)	9,517,957	11,534,197	89,608	25,347

Net increase (decrease) in net assets resulting from operations	1,789,055	408,859	23,324,410	14,405,096	282,793	135,691

Contributions and (Withdrawals):
Payments received from policyowners	58,783	37,818	54,199,598	42,121,970	955,174	672,853
Cost of insurance	(165,249)	(157,027)	(15,012,441)	(11,771,557)	(369,834)	(279,483)
Policyowners’ surrenders	(7,248)	(5,068)	(4,918,995)	(3,037,079)	(319,844)	(122,419)
Net transfers from (to) Fixed Account	(105)	4,427	400,044	3,236,312	(161,634)	169,793
Transfers between Investment Divisions	186,212	376,583	422,401	1,152,085	455,742	(476,062)
Policyowners’ death benefits	(70,084)	—	(21,783)	(36,064)	—	—

Net contributions and (withdrawals)	2,309	256,733	35,068,824	31,665,667	559,604	(35,318)

Increase (decrease) in net assets	1,791,364	665,592	58,393,234	46,070,763	842,397	100,373
NET ASSETS:
Beginning of period	8,846,859	8,181,267	114,625,976	68,555,213	2,542,160	2,441,787

End of period	$10,638,223	$8,846,859	$173,019,210	$114,625,976	$3,384,557	$2,542,160

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Franklin Templeton Moderate Model Portfolio— Class I		Franklin Templeton Moderately Aggressive Model Portfolio— Class I		Franklin Templeton Moderately Conservative Model Portfolio— Class I
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$606,169	$493,408	$2,388,038	$1,888,251	$178,161	$154,226
Net realized gain (loss) on investments	123,148	(24,174)	576,305	151,329	118,324	(58,737)
Realized gain distribution received	799,345	—	5,077,160	—	—	—
Change in unrealized appreciation (depreciation) on investments	1,316,668	1,304,999	6,336,811	6,858,600	291,585	334,217

Net increase (decrease) in net assets resulting from operations	2,845,330	1,774,233	14,378,314	8,898,180	588,070	429,706

Contributions and (Withdrawals):
Payments received from policyowners	6,970,438	5,688,469	34,969,841	28,352,738	1,390,162	1,265,207
Cost of insurance	(2,432,651)	(2,060,359)	(10,470,870)	(8,789,243)	(594,180)	(525,976)
Policyowners’ surrenders	(740,781)	(828,481)	(3,281,873)	(2,356,650)	(302,318)	(784,182)
Net transfers from (to) Fixed Account	510,677	420,682	1,586,926	2,736,896	(68,865)	96,750
Transfers between Investment Divisions	679,482	156,733	811,712	552,230	156,458	(363,461)
Policyowners’ death benefits	(31,568)	(156,362)	(441,708)	(98,092)	—	—

Net contributions and (withdrawals)	4,955,597	3,220,682	23,174,028	20,397,879	581,257	(311,662)

Increase (decrease) in net assets	7,800,927	4,994,915	37,552,342	29,296,059	1,169,327	118,044
NET ASSETS:
Beginning of period	18,333,856	13,338,941	83,211,861	53,915,802	4,893,587	4,775,543

End of period	$26,134,783	$18,333,856	$120,764,203	$83,211,861	$6,062,914	$4,893,587

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Invesco V.I. EQV International Equity Fund— Series I Shares		Invesco V.I. Global Real Estate Fund— Series I Shares		Invesco V.I. Main Street Small Cap Fund®— Series I Shares
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$315,986	$381,103	$342	$399	$15,272	$(2,213)
Net realized gain (loss) on investments	80,455	(64,596)	(52)	(78)	61,783	(54,809)
Realized gain distribution received	1,460,724	118,643	—	—	404,092	109,255
Change in unrealized appreciation (depreciation) on investments	1,595,158	(283,765)	932	(584)	(140,426)	292,942

Net increase (decrease) in net assets resulting from operations	3,452,323	151,385	1,222	(263)	340,721	345,175

Contributions and (Withdrawals):
Payments received from policyowners	1,861,363	1,889,758	912	1,012	1,135,897	798,226
Cost of insurance	(789,346)	(845,760)	(347)	(345)	(269,133)	(192,826)
Policyowners’ surrenders	(725,329)	(934,229)	—	—	(61,386)	(63,186)
Net transfers from (to) Fixed Account	(567,978)	(1,065,388)	(50)	33	58,659	(113,281)
Transfers between Investment Divisions	(540,361)	96,310	340	18	(65,391)	183,264
Policyowners’ death benefits	(94,258)	(10,147)	—	—	(18,666)	(16,303)

Net contributions and (withdrawals)	(855,909)	(869,456)	855	718	779,980	595,894

Increase (decrease) in net assets	2,596,414	(718,071)	2,077	455	1,120,701	941,069
NET ASSETS:
Beginning of period	21,449,173	22,167,244	15,183	14,728	3,317,585	2,376,516

End of period	$24,045,587	$21,449,173	$17,260	$15,183	$4,438,286	$3,317,585

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Janus Henderson Enterprise Portfolio— Institutional Shares		Janus Henderson Forty Portfolio— Institutional Shares		Janus Henderson Global Research Portfolio— Institutional Shares
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$32,602	$159,074	$169	$217	$173,985	$390,868
Net realized gain (loss) on investments	(340,190)	102,095	310	174	6,830,591	5,650,785
Realized gain distribution received	2,350,481	996,849	27,968	11,320	13,075,800	4,344,612
Change in unrealized appreciation (depreciation) on investments	313,807	2,238,928	11,179	34,172	7,827,789	17,087,997

Net increase (decrease) in net assets resulting from operations	2,356,700	3,496,946	39,626	45,883	27,908,165	27,474,262

Contributions and (Withdrawals):
Payments received from policyowners	3,508,166	2,852,106	—	—	5,086,163	5,273,935
Cost of insurance	(1,157,829)	(990,814)	(1,956)	(1,564)	(5,086,763)	(5,139,259)
Policyowners’ surrenders	(735,271)	(338,137)	(668)	—	(4,662,285)	(3,823,894)
Net transfers from (to) Fixed Account	(334,126)	(310,837)	676	19,522	(1,455,241)	(1,186,667)
Transfers between Investment Divisions	1,233,501	3,196,177	928	—	(2,521,705)	(1,126,756)
Policyowners’ death benefits	(406,456)	(27,926)	—	—	(1,272,796)	(783,229)

Net contributions and (withdrawals)	2,107,985	4,380,569	(1,020)	17,958	(9,912,627)	(6,785,870)

Increase (decrease) in net assets	4,464,685	7,877,515	38,606	63,841	17,995,538	20,688,392
NET ASSETS:
Beginning of period	29,692,511	21,814,996	218,672	154,831	141,897,957	121,209,565

End of period	$34,157,196	$29,692,511	$257,278	$218,672	$159,893,495	$141,897,957

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	LVIP American Century Inflation Protection Fund— Serivce Class		LVIP American Century International Fund— Service Class		LVIP American Century Value Fund— Service Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$26,723	$13,065	$41,314	$44,383	$79,739	$131,680
Net realized gain (loss) on investments	(1,101)	(830)	23,954	21,709	64,464	73,951
Realized gain distribution received	—	—	—	—	406,000	260,617
Change in unrealized appreciation (depreciation) on investments	(3,528)	(6,804)	488,529	14,947	204,860	(50,410)

Net increase (decrease) in net assets resulting from operations	22,094	5,431	553,797	81,039	755,063	415,838

Contributions and (Withdrawals):
Payments received from policyowners	1,943	1,995	25,191	15,524	19,352	15,595
Cost of insurance	(6,113)	(5,671)	(72,063)	(63,370)	(143,522)	(126,650)
Policyowners’ surrenders	—	—	—	—	(7,061)	—
Net transfers from (to) Fixed Account	256	106	(162)	(12,377)	—	—
Transfers between Investment Divisions	(180)	13,531	286,779	(3,463)	259,875	93,301
Policyowners’ death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(4,094)	9,961	239,745	(63,686)	128,644	(17,754)

Increase (decrease) in net assets	18,000	15,392	793,542	17,353	883,707	398,084
NET ASSETS:
Beginning of period	350,061	334,669	3,099,937	3,082,584	4,798,105	4,400,021

End of period	$368,061	$350,061	$3,893,479	$3,099,937	$5,681,812	$4,798,105

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	LVIP Baron Growth Opportunities Fund — Service Class		LVIP BlackRock Equity Dividend Fund — Standard Class		LVIP Fidelity Institutional AM® Total Bond Fund — Standard Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$12	$1,896	$1,963	$2,933	$2,622
Net realized gain (loss) on investments	(22)	(14)	(252)	(92)	(147)	(359)
Realized gain distribution received	625	26	10,742	3,731	—	—
Change in unrealized appreciation (depreciation) on investments	(1,171)	291	1,371	951	1,493	(1,026)

Net increase (decrease) in net assets resulting from operations	(568)	315	13,757	6,553	4,279	1,237

Contributions and (Withdrawals):
Payments received from policyowners	—	—	3,120	4,250	2,049	2,980
Cost of insurance	(240)	(224)	(1,750)	(1,757)	(970)	(1,050)
Policyowners’ surrenders	—	—	—	—	—	—
Net transfers from (to) Fixed Account	(158)	(106)	(322)	260	1,311	555
Transfers between Investment Divisions	1,096	483	1,506	806	1,492	358
Policyowners’ death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	698	153	2,554	3,559	3,882	2,843

Increase (decrease) in net assets	130	468	16,311	10,112	8,161	4,080
NET ASSETS:
Beginning of period	5,428	4,960	100,175	90,063	61,562	57,482

End of period	$5,558	$5,428	$116,486	$100,175	$69,723	$61,562

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	LVIP SSgA Mid-Cap Index Fun— Standard Class		MFS® International Intrinsic Value Portfolio— Initial Class		MFS® Investors Trust Series— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$39,315	$41,845	$414,713	$291,446	$(1,096)	$111,959
Net realized gain (loss) on investments	2,178	55,222	925,721	138,866	3,588,785	499,360
Realized gain distribution received	250,825	189,064	1,630,782	1,040,461	—	1,242,968
Change in unrealized appreciation (depreciation) on investments	(28,380)	54,452	4,960,199	(5,320)	(3,119,642)	1,212,224

Net increase (decrease) in net assets resulting from operations	263,938	340,583	7,931,415	1,465,453	468,047	3,066,511

Contributions and (Withdrawals):
Payments received from policyowners	357,639	500,865	2,127,756	1,893,296	165,439	1,797,098
Cost of insurance	(118,561)	(107,670)	(965,870)	(843,131)	(85,714)	(859,322)
Policyowners’ surrenders	(67,142)	(101,048)	(737,198)	(533,973)	(39,782)	(609,757)
Net transfers from (to) Fixed Account	(19,516)	62,725	(569,029)	(654,406)	(35,653)	(574,308)
Transfers between Investment Divisions	(339,946)	745,023	254,360	2,291,597	(18,590,277)	(813,918)
Policyowners’ death benefits	—	—	(55,303)	(32,215)	(9,814)	(9,936)

Net contributions and (withdrawals)	(187,526)	1,099,895	54,716	2,121,168	(18,595,801)	(1,070,143)

Increase (decrease) in net assets	76,412	1,440,478	7,986,131	3,586,621	(18,127,754)	1,996,368
NET ASSETS:
Beginning of period	3,759,150	2,318,672	23,973,391	20,386,770	18,127,754	16,131,386

End of period	$3,835,562	$3,759,150	$31,959,522	$23,973,391	$—	$18,127,754

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	MFS® Mid Cap Value Portfolio— Initial Class		MFS® New Discovery Series— Initial Class		MFS® Research International Portfolio— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$158,852	$172,550	$(7,496)	$(8,018)	$15,502	$15,766
Net realized gain (loss) on investments	528,202	352,000	(1,694,516)	(817,358)	40,195	37,995
Realized gain distribution received	1,516,240	632,188	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	(1,229,592)	760,629	3,301,113	1,619,449	139,435	(16,063)

Net increase (decrease) in net assets resulting from operations	973,702	1,917,367	1,599,101	794,073	195,132	37,698

Contributions and (Withdrawals):
Payments received from policyowners	1,552,817	1,451,471	724,537	735,084	192,956	158,287
Cost of insurance	(561,142)	(529,375)	(313,584)	(318,360)	(49,293)	(37,659)
Policyowners’ surrenders	(426,713)	(248,362)	(309,093)	(144,830)	(6,907)	(8,914)
Net transfers from (to) Fixed Account	(203,979)	(634,836)	(204,324)	(313,226)	(36,695)	11,569
Transfers between Investment Divisions	(1,660,763)	28,591	(1,293,406)	(226,716)	277,307	(202,529)
Policyowners’ death benefits	(1,410)	(57,832)	(9,109)	(60,546)	—	—

Net contributions and (withdrawals)	(1,301,190)	9,657	(1,404,979)	(328,594)	377,368	(79,246)

Increase (decrease) in net assets	(327,488)	1,927,024	194,122	465,479	572,500	(41,548)
NET ASSETS:
Beginning of period	15,739,677	13,812,653	12,531,131	12,065,652	1,043,401	1,084,949

End of period	$15,412,189	$15,739,677	$12,725,253	$12,531,131	$1,615,901	$1,043,401

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	MFS® Research Series— Initial Class		MFS® Total Return Bond Series— Initial Class		MFS® Value Series— Initial Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,022)	$34,025	$120	$112	$129	$121
Net realized gain (loss) on investments	1,294,746	100,329	(38)	(20)	—	—
Realized gain distribution received	—	414,189	—	—	602	547
Change in unrealized appreciation (depreciation) on investments	(1,067,242)	631,847	106	(24)	246	108

Net increase (decrease) in net assets resulting from operations	226,482	1,180,390	188	68	977	776

Contributions and (Withdrawals):
Payments received from policyowners	71,168	823,281	—	—	233	232
Cost of insurance	(36,865)	(369,641)	(122)	(111)	(190)	(181)
Policyowners’ surrenders	(14,824)	(187,577)	—	—	—	—
Net transfers from (to) Fixed Account	(23,904)	(169,137)	(79)	(53)	—	—
Transfers between Investment Divisions	(7,720,889)	(92,032)	84	359	—	—
Policyowners’ death benefits	(6,796)	(4,468)	—	—	—	—

Net contributions and (withdrawals)	(7,732,110)	426	(117)	195	43	51

Increase (decrease) in net assets	(7,505,628)	1,180,816	71	263	1,020	827
NET ASSETS:
Beginning of period	7,505,628	6,324,812	2,743	2,480	7,494	6,667

End of period	$—	$7,505,628	$2,814	$2,743	$8,514	$7,494

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements..

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I		Neuberger Berman AMT Mid Cap Growth Portfolio— Class I		Nomura VIP Emerging Markets Series— Standard Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$58,228	$40,202	$(19,611)	$(19,579)	$132,208	$208,386
Net realized gain (loss) on investments	(13,160)	(15,822)	138,567	240,343	246,333	87,304
Realized gain distribution received	—	—	3,691,827	1,475,929	18,340	—
Change in unrealized appreciation (depreciation) on investments	13,826	17,556	(2,258,561)	3,887,383	5,812,255	110,990

Net increase (decrease) in net assets resulting from operations	58,894	41,936	1,552,222	5,584,076	6,209,136	406,680

Contributions and (Withdrawals):
Payments received from policyowners	6,475	8,644	2,901,706	2,638,745	659,800	700,074
Cost of insurance	(13,540)	(17,763)	(1,194,872)	(1,137,047)	(283,529)	(251,454)
Policyowners’ surrenders	—	—	(756,930)	(643,535)	(265,256)	(210,372)
Net transfers from (to) Fixed Account	49	—	(468,103)	(657,406)	(338,683)	(210,449)
Transfers between Investment Divisions	—	(15,660)	(812,881)	(1,418,579)	549,265	(544,049)
Policyowners’ death benefits	(18,127)	—	(237,478)	(48,318)	(33,796)	(1,443)

Net contributions and (withdrawals)	(25,143)	(24,779)	(568,558)	(1,266,140)	287,801	(517,693)

Increase (decrease) in net assets	33,751	17,157	983,664	4,317,936	6,496,937	(111,013)
NET ASSETS:
Beginning of period	403,163	386,006	27,856,007	23,538,071	7,674,113	7,785,126

End of period	$436,914	$403,163	$28,839,671	$27,856,007	$14,171,050	$7,674,113

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Nomura VIP International Core Equity Series— Standard Class		Nomura VIP Small Cap Value Series— Standard Class		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Administrative Class
	2025	2024 (c)	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$21	$18	$183,239	$179,718	$5,424	$4,075
Net realized gain (loss) on investments	5	—	139,897	79,065	(1,094)	(1,104)
Realized gain distribution received	77	3	973,547	541,083	—	—
Change in unrealized appreciation (depreciation) on investments	237	(27)	(14,611)	796,618	9,968	(3,549)

Net increase (decrease) in net assets resulting from operations	340	(6)	1,282,072	1,596,484	14,298	(578)

Contributions and (Withdrawals):
Payments received from policyowners	—	—	1,433,525	1,456,782	577	576
Cost of insurance	(64)	(41)	(548,315)	(516,898)	(4,293)	(4,194)
Policyowners’ surrenders	—	—	(519,899)	(455,619)	—	—
Net transfers from (to) Fixed Account	—	—	(313,349)	(362,265)	—	—
Transfers between Investment Divisions	1	1,452	293,968	(393,806)	—	—
Policyowners’ death benefits	—	—	(80,192)	(161,008)	—	—

Net contributions and (withdrawals)	(63)	1,411	265,738	(432,814)	(3,716)	(3,618)

Increase (decrease) in net assets	277	1,405	1,547,810	1,163,670	10,582	(4,196)
NET ASSETS:
Beginning of period	1,405	—	15,429,162	14,265,492	113,758	117,954

End of period	$1,682	$1,405	$16,976,972	$15,429,162	$124,340	$113,758

(c) For the period April 26, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	PIMCO VIT Income Portfolio— Institutional Class		PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)— Institutional Class		PIMCO VIT Low Duration Portfolio— Administrative Class
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$278,214	$309,522	$400,757	$397,427	$22,262	$22,162
Net realized gain (loss) on investments	132,669	(81,248)	(153,254)	(91,538)	(2,267)	(8,475)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	114,184	62,879	195,649	283,986	10,558	10,873

Net increase (decrease) in net assets resulting from operations	525,067	291,153	443,152	589,875	30,553	24,560

Contributions and (Withdrawals):
Payments received from policyowners	561,499	447,037	975,561	1,088,644	576	576
Cost of insurance	(180,244)	(162,839)	(490,482)	(506,647)	(24,020)	(22,218)
Policyowners’ surrenders	(165,016)	(33,625)	(549,381)	(289,200)	—	—
Net transfers from (to) Fixed Account	4,308	(34,580)	(243,673)	(319,946)	—	—
Transfers between Investment Divisions	(1,515,417)	182,581	(350,741)	436,218	128,859	(58,128)
Policyowners’ death benefits	—	(36)	(58,976)	(19,357)	—	—

Net contributions and (withdrawals)	(1,294,870)	398,538	(717,692)	389,712	105,415	(79,770)

Increase (decrease) in net assets	(769,803)	689,691	(274,540)	979,587	135,968	(55,210)
NET ASSETS:
Beginning of period	5,079,333	4,389,642	11,393,607	10,414,020	503,066	558,276

End of period	$4,309,530	$5,079,333	$11,119,067	$11,393,607	$639,034	$503,066

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	PIMCO VIT Low Duration Portfolio— Institutional Class		PIMCO VIT Short-Term Portfolio— Institutional Class		PIMCO VIT Total Return Portfolio— Administrative Class
	2025	2024	2025	2024 (b)	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$148,909	$170,002	$14,932	$1,058	$54,205	$57,417
Net realized gain (loss) on investments	3,192	(203,378)	230	2	(35,868)	(32,019)
Realized gain distribution received	—	—	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	52,703	230,493	77	268	93,189	10,816

Net increase (decrease) in net assets resulting from operations	204,804	197,117	15,239	1,328	111,526	36,214

Contributions and (Withdrawals):
Payments received from policyowners	506,650	377,522	149,127	10,979	26,629	30,055
Cost of insurance	(186,676)	(198,477)	(23,348)	(2,343)	(50,931)	(83,150)
Policyowners’ surrenders	(220,492)	(35,822)	(2,045)	—	—	—
Net transfers from (to) Fixed Account	10,418	(115,457)	6,518	12,638	(244)	4,106
Transfers between Investment Divisions	(54,737)	(2,014,749)	573,666	142,385	1,123	(63,738)
Policyowners’ death benefits	(13,712)	(26,826)	(18,993)	—	(116,207)	—

Net contributions and (withdrawals)	41,451	(2,013,809)	684,925	163,659	(139,630)	(112,727)

Increase (decrease) in net assets	246,255	(1,816,692)	700,164	164,987	(28,104)	(76,513)
NET ASSETS:
Beginning of period	3,854,066	5,670,758	164,987	—	1,348,640	1,425,153

End of period	$4,100,321	$3,854,066	$865,151	$164,987	$1,320,536	$1,348,640

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	PIMCO VIT Total Return Portfolio— Institutional Class		Principal VC Real Estate Securities Account— Class 1		Putnam VT International Value Fund— Class IA
	2025	2024	2025	2024 (b)	2025	2024 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$898,654	$814,721	$340,547	$(489)	$964	$(14)
Net realized gain (loss) on investments	(579,314)	(280,334)	(93,487)	(6,652)	11,068	24
Realized gain distribution received	—	—	815,657	1,319	1,321	—
Change in unrealized appreciation (depreciation) on investments	1,529,322	(26,954)	(801,835)	(1,091,039)	249,356	(1,618)

Net increase (decrease) in net assets resulting from operations	1,848,662	507,433	260,882	(1,096,861)	262,709	(1,608)

Contributions and (Withdrawals):
Payments received from policyowners	1,890,261	1,893,102	2,484,043	204,244	279,771	10,394
Cost of insurance	(995,961)	(956,459)	(869,693)	(62,653)	(55,259)	(1,632)
Policyowners’ surrenders	(936,098)	(476,576)	(853,159)	(112,579)	(26,503)	(1,926)
Net transfers from (to) Fixed Account	(523,154)	(386,538)	(438,242)	(71,278)	(18,585)	1,452
Transfers between Investment Divisions	3,382,654	1,262,916	(302,832)	23,515,285	4,552,713	37,908
Policyowners’ death benefits	(848,364)	(65,173)	(60,241)	—	—	—

Net contributions and (withdrawals)	1,969,338	1,271,272	(40,124)	23,473,019	4,732,137	46,196

Increase (decrease) in net assets	3,818,000	1,778,705	220,758	22,376,158	4,994,846	44,588
NET ASSETS:
Beginning of period	21,039,895	19,261,190	22,376,158	—	44,588	—

End of period	$24,857,895	$21,039,895	$22,596,916	$22,376,158	$5,039,434	$44,588

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	T. Rowe Price All-Cap Opportunities Portfolio		T. Rowe Price Blue Chip Growth Portfolio		T. Rowe Price International Stock Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$—	$2	$—	$—	$805	$350
Net realized gain (loss) on investments	50	18	14,127	6,542	200	60
Realized gain distribution received	379	353	17,909	8,074	3,535	906
Change in unrealized appreciation (depreciation) on investments	88	320	1,736	39,373	2,133	(269)

Net increase (decrease) in net assets resulting from operations	517	693	33,772	53,989	6,673	1,047

Contributions and (Withdrawals):
Payments received from policyowners	—	—	3,518	4,743	1,741	2,175
Cost of insurance	(258)	(224)	(4,112)	(4,116)	(937)	(870)
Policyowners’ surrenders	(825)	—	—	—	(168)	(4,361)
Net transfers from (to) Fixed Account	800	(149)	(636)	268	(27)	4,031
Transfers between Investment Divisions	53	(225)	(3,438)	(7,938)	(131)	368
Policyowners’ death benefits	—	—	(14,771)	—	—	—

Net contributions and (withdrawals)	(230)	(598)	(19,439)	(7,043)	478	1,343

Increase (decrease) in net assets	287	95	14,333	46,946	7,151	2,390
NET ASSETS:
Beginning of period	3,166	3,071	200,348	153,402	35,964	33,574

End of period	$3,453	$3,166	$214,681	$200,348	$43,115	$35,964

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	T. Rowe Price Limited-Term Bond Portfolio		The Merger Fund VL		Voya Growth and Income Portfolio— Class I
	2025	2024	2025	2024	2025	2024 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$10,487	$9,871	$1,657	$578	$2,375	$642
Net realized gain (loss) on investments	(157)	(522)	22	9	2,825	197
Realized gain distribution received	—	—	1,245	382	47,732	9,145
Change in unrealized appreciation (depreciation) on investments	3,249	2,132	187	211	29,586	(5,059)

Net increase (decrease) in net assets resulting from operations	13,579	11,481	3,111	1,180	82,518	4,925

Contributions and (Withdrawals):
Payments received from policyowners	1,409	1,742	1,476	1,793	326,769	23,389
Cost of insurance	(4,133)	(4,336)	(702)	(707)	(97,410)	(3,236)
Policyowners’ surrenders	—	(6,963)	—	—	(2,385)	(1)
Net transfers from (to) Fixed Account	1,172	494	298	215	(7,728)	796
Transfers between Investment Divisions	608	10,383	148	220	416,808	53,561
Policyowners’ death benefits	—	—	—	—	—	—

Net contributions and (withdrawals)	(944)	1,320	1,220	1,521	636,054	74,509

Increase (decrease) in net assets	12,635	12,801	4,331	2,701	718,572	79,434
NET ASSETS:
Beginning of period	238,405	225,604	35,702	33,001	79,434	—

End of period	$251,040	$238,405	$40,033	$35,702	$798,006	$79,434

(b) For the period May 1, 2024 (commencement of Investment Division) through December 31, 2024.

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Statement of Changes in Net Assets (Continued)

For the years ended December 31, 2025

and December 31, 2024

	Western Asset Core Plus VIT Portfolio— Class I
	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,464	$5,497
Net realized gain (loss) on investments	4	(117)
Realized gain distribution received	—	—
Change in unrealized appreciation (depreciation) on investments	3,916	(5,780)

Net increase (decrease) in net assets resulting from operations	7,384	(400)

Contributions and (Withdrawals):
Payments received from policyowners	25,169	16,956
Cost of insurance	(6,165)	(2,757)
Policyowners’ surrenders	(5,481)	—
Net transfers from (to) Fixed Account	(4,609)	3,344
Transfers between Investment Divisions	510	10,154
Policyowners’ death benefits	—	—

Net contributions and (withdrawals)	9,424	27,697

Increase (decrease) in net assets	16,808	27,297
NET ASSETS:
Beginning of period	67,896	40,599

End of period	$84,704	$67,896

Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC VUL Separate Account-I

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Universal Life Separate Account-I (“VUL Separate Account-I”) was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). VUL Separate Account-I funds Group 1 policies (Variable Universal Life (“VUL”) and Survivorship Variable Universal Life (“SVUL”)—Series 1), Group 2 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 1 and Single Premium Variable Universal Life (“SPVUL”)—Series 1), Group 3 policies (Pinnacle Variable Universal Life (“Pinnacle VUL”) and Pinnacle Survivorship Variable Universal Life (“Pinnacle SVUL”)), Group 4 policies (Variable Universal Life 2000 (“VUL 2000”)—Series 2, Single Premium Variable Universal Life (“SPVUL”)—Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (“Legacy Creator SPVUL”), Survivorship Variable Universal Life (“SVUL”)—Series 2, Variable Universal Life Provider (“VUL Provider”), Variable Universal Life Accumulator (“VUL Accumulator”), Survivorship Variable Universal Life Accumulator (“SVUL Accumulator”), Variable Universal Life Accumulator Plus (“VUL Accumulator Plus”), Variable Universal Life Accumulator II (“VUL Accumulator II”)—Series 1 and 2), and Market Wealth Plus, and the Group 5 policy (Lifetime Wealth Variable Universal Life (“LWVUL”)). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved it by September 28, 1999. Sales of SPVUL Series 1, VUL 2000 Series 1 and SVUL Series 1 were discontinued on May 9, 2002. Sales of SPVUL Series 2 were discontinued on May 15, 2003. Sales of VUL Provider, VUL 2000 Series 2 and SVUL Series 2 were discontinued on May 23, 2008, or the date VUL Accumulator and SVUL Accumulator were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL Series 3 were discontinued on January 1, 2009 in all jurisdictions. Sales of LWVUL were discontinued on November 18, 2013 in all jurisdictions. Sales of VUL Accumulator were discontinued on December 31, 2013 or the date VUL Accumulator Plus was approved in a jurisdiction that had not approved the new products by December 31, 2013. Sales of Legacy Creator SPVUL were discontinued on April 6, 2015. Sales of VUL Accumulator Plus were discontinued on April 30, 2018 or the date VUL Accumulator II was approved in a jurisdiction that had not approved the new product by April 30, 2018. Sales of SVUL Accumulator were discontinued as of December 31, 2019 in all jurisdictions. VUL Accumulator II Series 2 policies were offered for sale on August 28, 2021 in most jurisdictions and in New York and California on November 20, 2021. Sales of VUL Accumulator II Series 1 policies were discontinued upon the availability of Series 2 policies in the respective jurisdictions. Market Wealth Plus policies were offered for sale on September 10, 2022 in most jurisdictions and in New York on November 12, 2022.

All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of NYLIC. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.

The assets of VUL Separate Account-I are invested in the shares of the New York Life Investments (“NYLI”) VP Funds Trust, the AB® Variable Products Series Fund, Inc., AIM Variable Insurance Funds (Invesco Variable Insurance Funds), The Alger Portfolios, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the BlackRock® Variable Series Funds II, Inc., the BNY Mellon Sustainable U.S. Equity Portfolio, Inc., the BNY Mellon Variable Investment Fund, the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche DWS Investments VIT Funds, the Deutsche DWS Variable Series II, the DFA Investment Dimensions Group Inc., the Fidelity® Variable Insurance Products Funds, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the Legg Mason Partners Variable Income Trust, the Lincoln Variable Insurance Products Trust, The Merger Fund VL, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the MFS® Variable Insurance Trust III, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Principal Variable Contracts Funds, Inc., the Putnam Variable Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the T. Rowe Price International Series, Inc., and the Voya Variable Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, Dollar-Cost Averaging (DCA) Plus Account, DCA Extension Account, DCA Extra Account and the Enhanced DCA Fixed Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account, DCA Plus Account, DCA Extension Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

The following Investment Divisions, with their respective Fund portfolios, are available in VUL Separate Account-I:

NYLI VP American Century Sustainable Equity—Initial Class

NYLI VP Balanced—Initial Class

NYLI VP Bond—Initial Class

NYLI VP Candriam Emerging Markets Equity—Initial Class

NYLI VP CBRE Global Infrastructure—Initial Class

NYLI VP Conservative Allocation—Initial Class

NYLI VP Dimensional U.S. Equity—Initial Class

NYLI VP Epoch U.S. Equity Yield—Initial Class

NYLI VP Equity Allocation—Initial Class

NYLI VP Fidelity Institutional AM® Utilities—Initial Class

NYLI VP Floating Rate—Initial Class

NYLI VP Growth Allocation—Initial Class

NYLI VP Hedge Multi-Strategy—Initial Class

NYLI VP Income Builder—Initial Class

NYLI VP Janus Henderson Balanced—Initial Class

NYLI VP MacKay Convertible—Initial Class

NYLI VP MacKay High Yield Corporate Bond—Initial Class

NYLI VP MacKay Strategic Bond—Initial Class

NYLI VP MacKay U.S. Infrastructure Bond—Initial Class

NYLI VP MFS® Investors Trust—Initial Class

NYLI VP MFS® Research—Initial Class

NYLI VP Moderate Allocation—Initial Class

NYLI VP Natural Resources—Initial Class

NYLI VP Newton Technology Growth—Initial Class

NYLI VP PIMCO Real Return—Initial Class

NYLI VP PineStone International Equity—Initial Class

NYLI VP S&P 500 Index—Initial Class

NYLI VP Schroders Mid Cap Opportunities—Initial Class

NYLI VP Small Cap Growth—Initial Class

NYLI VP U.S. Government Money Market—Initial Class

NYLI VP Wellington Growth—Initial Class

NYLI VP Wellington Small Cap—Initial Class

NYLI VP Winslow Large Cap Growth—Initial Class

AB VPS Discovery Value Portfolio—Class A

AB VPS Relative Value Portfolio—Class A

Alger Capital Appreciation Portfolio—Class I-2

American Funds IS Asset Allocation Fund—Class 2

American Funds IS The Bond Fund of America®—Class 2

American Funds IS Capital World Bond Fund®—Class 2

American Funds IS Global Small Capitalization Fund—Class 2

American Funds IS Growth Fund—Class 2

American Funds IS New World Fund®—Class 2

American Funds IS U.S. Government Securities Fund®—Class 2

American Funds IS Washington Mutual Investors Fund—Class 2

BlackRock® Global Allocation V.I. Fund—Class I

BlackRock® High Yield V.I. Fund—Class I

BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares

BNY Mellon VIF Small Cap Portfolio—Initial Shares (formerly BNY Mellon VIF Opportunistic Small Cap Portfolio—Initial Shares)

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

ClearBridge Variable Appreciation Portfolio—Class I

Columbia Variable Portfolio—Commodity Strategy Fund—Class 1

Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1

Columbia Variable Portfolio—Intermediate Bond Fund—Class 1

Columbia Variable Portfolio—Small Cap Value Fund—Class 2

Dimensional VA Global Bond Portfolio

Dimensional VA International Small Portfolio

Dimensional VA International Value Portfolio

Dimensional VA Short-Term Fixed Portfolio

Dimensional VA U.S. Large Value Portfolio

Dimensional VA U.S. Targeted Value Portfolio

DWS Alternative Asset Allocation VIP—Class A

DWS Small Cap Index VIP—Class A

DWS Small Mid Cap Value VIP—Class A

Fidelity® VIP Bond Index Portfolio—Initial Class

Fidelity® VIP ContrafundSM Portfolio—Initial Class

Fidelity® VIP Emerging Markets Portfolio—Initial Class

Fidelity® VIP Equity-Income PortfolioSM—Initial Class

Fidelity® VIP Extended Market Index Portfolio—Initial Class

Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class

Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class

Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class

Fidelity® VIP Growth Opportunities Portfolio—Initial Class

Fidelity® VIP Growth Portfolio—Initial Class

Fidelity® VIP Health Care Portfolio—Initial Class

Fidelity® VIP Index 500 Portfolio—Initial Class

Fidelity® VIP International Index Portfolio—Initial Class

Fidelity® VIP Investment Grade Bond Portfolio—Initial Class

Fidelity® VIP Mid Cap Portfolio—Initial Class

Fidelity® VIP Overseas Portfolio—Initial Class

Franklin Templeton Aggressive Model Portfolio—Class I

Franklin Templeton Conservative Model Portfolio—Class I

Franklin Templeton Moderate Model Portfolio—Class I

Franklin Templeton Moderately Aggressive Model Portfolio—Class I

Franklin Templeton Moderately Conservative Model Portfolio—Class I

Invesco V.I. EQV International Equity Fund—Series I Shares

Invesco V.I. Global Real Estate Fund—Series I Shares

Invesco V.I. Main Street Small Cap Fund®—Series I Shares

Janus Henderson Enterprise Portfolio—Institutional Shares

Janus Henderson Forty Portfolio—Institutional Shares

Janus Henderson Global Research Portfolio—Institutional Shares

LVIP American Century Inflation Protection Fund—Service Class

LVIP American Century International Fund—Service Class

LVIP American Century Value Fund—Service Class

LVIP Baron Growth Opportunities Fund—Service Class

LVIP BlackRock Equity Dividend Fund—Standard Class (formerly LVIP Macquarie Value Fund—Standard Class)

LVIP Fidelity Institutional AM® Total Bond Fund—Standard Class (formerly

LVIP Macquarie Diversified Income Fund—Standard Class)

LVIP SSgA Mid-Cap Index Fund—Standard Class

MFS® International Intrinsic Value Portfolio—Initial Class

MFS® Mid Cap Value Portfolio—Initial Class

MFS® New Discovery Series—Initial Class

MFS® Research International Portfolio—Initial Class

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MFS® Total Return Bond Series—Initial Class

MFS® Value Series—Initial Class

Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I

Neuberger Berman AMT Mid Cap Growth Portfolio—Class I

Nomura VIP Emerging Markets Series-Standard Class (formerly Macquire VIP Emerging Markets-Standard Class)

Nomura VIP International Core Equity Series—Standard Class (formerly Macquarie VIP International Core Equity Series—Standard Class)

Nomura VIP Small Cap Value Series-Standard Class (formerly Macquire VIP Small Cap Value Series-Standard Class)

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class

PIMCO VIT Income Portfolio—Institutional Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class

PIMCO VIT Low Duration Portfolio—Administrative Class

PIMCO VIT Low Duration Portfolio—Institutional Class

PIMCO VIT Short-Term Portfolio—Institutional Class

PIMCO VIT Total Return Portfolio—Administrative Class

PIMCO VIT Total Return Portfolio—Institutional Class

Principal VC Real Estate Securities Account—Class 1

Putnam VT International Value Fund—Class IA

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Blue Chip Growth Portfolio

T. Rowe Price International Stock Portfolio

T. Rowe Price Limited-Term Bond Portfolio The Merger Fund VL

Voya Growth and Income Portfolio—Class I

Western Asset Core Plus VIT Portfolio—Class I

Not all investment options are available under all policies.

On February 7, 2025, the following portfolio substitutions took place: the Initial Class and Service Class shares of the BNY Mellon IP Technology Growth Portfolio were substituted into the Initial Class and Service Class shares of NYLI VP Newton Technology Growth; and the Initial Class and Service Class shares of MFS® Investors Trust Series and MFS® Research Series, respectively, were substituted into the Initial Class and Service Class shares of NYLI VP MFS® Investors Trust and NYLI VP MFS® Research.

New investments in the NYLI VP Candriam Emerging Markets Equity—Initial Class, NYLI VP Wellington Growth—Initial Class and Columbia Variable Portfolio—Commodity Strategy Fund—Class 1 Investment Divisions are restricted to those policies already invested in these Investment Divisions.

All investments into the NYLI VP Series Funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible Fund portfolio.

For SVUL, VUL 2000, SPVUL, LWVUL, VUL Provider, VUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the free look period are allocated to the General Account of NYLIAC. After the free look period, these premium payments are allocated in accordance with the policyowner’s allocation instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the policyowner’s allocations instructions. For Legacy Creator SPVUL, SVUL Accumulator, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus, any/all premium payments received before the Initial Premium Transfer Date will be allocated to the General Account of NYLIAC. On the Initial Premium Transfer Date, the net premium, along with any interest credited will be allocated to the Investment Divisions of VUL Separate Account-I, the Fixed Account, and/or the DCA Plus Account in accordance with the policyowner’s allocation instructions. Pinnacle VUL and Pinnacle SVUL policies issued on or after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on or after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

policies issued on or after May 15, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account. LWVUL policies issued on or after February 14, 2011, can have premium payments made in the first 12 policy months allocated to the DCA Plus Account. VUL Accumulator Plus policies issued on or after November 18, 2013, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account. VUL Accumulator II policies issued on or after May 1, 2018, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account or DCA Extension Account. Market Wealth Plus policies issued on or after September 10, 2022, can have premium payments made in the first 12 months following the Initial Premium Transfer Date allocated to the DCA Plus Account or DCA Extension Account.

In addition, for all VUL, VUL 2000, SVUL, SPVUL, Legacy Creator SPVUL, LWVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus policies, the policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.

Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.

The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1—Fair Value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s assumptions in pricing the asset or liability.

Investments in mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as Level 1.

The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

Each Investment Division of the Separate Account indirectly bears exposure to the market, credit and liquidity risks of the Fund portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Fund portfolios.

The management of the Retail and Institutional Life Businesses of NYLIAC acts as the Separate Account’s chief operating decision maker (“CODM”) making decisions about investment options as well as associated expenses of the Separate Account. The CODM has determined that each of the investment divisions make up one operating segment of the Separate Account. The Separate Account’s investment options are pre-determined in accordance with the terms of its prospectus. The financial information provided to and reviewed by the CODM is consistent with that presented within the Separate Account’s Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2025 were as follows:

	Purchases	Sales
NYLI VP American Century Sustainable Equity—Initial Class	$6,054	$9,127
NYLI VP Balanced—Initial Class	1,988	2,473
NYLI VP Bond—Initial Class	3,130	3,414
NYLI VP Candriam Emerging Markets Equity—Initial Class	580	4,014
NYLI VP CBRE Global Infrastructure—Initial Class	1,683	209
NYLI VP Conservative Allocation—Initial Class	1,445	1,816
NYLI VP Dimensional U.S. Equity—Initial Class	37,269	11,328
NYLI VP Epoch U.S. Equity Yield—Initial Class	22,310	15,957
NYLI VP Equity Allocation—Initial Class	3,911	7,626
NYLI VP Fidelity Institutional AM® Utilities—Initial Class	13,532	7,923
NYLI VP Floating Rate—Initial Class	9,551	2,949
NYLI VP Growth Allocation—Initial Class	6,828	8,006
NYLI VP Hedge Multi-Strategy—Initial Class	1,024	807
NYLI VP Income Builder—Initial Class	3,388	7,236
NYLI VP Janus Henderson Balanced—Initial Class	19,897	12,030
NYLI VP MacKay Convertible—Initial Class	8,148	7,138
NYLI VP MacKay High Yield Corporate Bond—Initial Class	17,736	13,427
NYLI VP MacKay Strategic Bond—Initial Class	5,039	4,599
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class	1,220	1,788
NYLI VP MFS® Investors Trust—Initial Class	19,039	1,305
NYLI VP MFS® Research—Initial Class	8,147	656
NYLI VP Moderate Allocation—Initial Class	2,896	4,926
NYLI VP Natural Resources—Initial Class	2,687	5,921
NYLI VP Newton Technology Growth—Initial Class	102,222	11,994
NYLI VP PIMCO Real Return—Initial Class	1,436	1,626
NYLI VP PineStone International Equity—Initial Class	4,809	5,272
NYLI VP S&P 500 Index—Initial Class	90,350	60,346
NYLI VP Schroders Mid Cap Opportunities—Initial Class	1,664	8,401
NYLI VP Small Cap Growth—Initial Class	5,830	4,563
NYLI VP U.S. Government Money Market—Initial Class	26,033	23,597
NYLI VP Wellington Growth—Initial Class	23,663	22,394
NYLI VP Wellington Small Cap—Initial Class	1,687	3,944
NYLI VP Winslow Large Cap Growth—Initial Class	25,507	17,643
AB VPS Discovery Value Portfolio—Class A	3,279	2,850
AB VPS Relative Value Portfolio—Class A	2,130	5,546
Alger Capital Appreciation Portfolio—Class I-2	948	354
American Funds® IS Asset Allocation Fund—Class 2	4,468	767
American Funds® IS The Bond Fund of America®—Class 2	954	658
American Funds® IS Capital World Bond Fund®—Class 2	110	16
American Funds® IS Global Small Capitalization Fund—Class 2	835	1,097
American Funds® IS Growth Fund—Class 2	40,974	1,927
American Funds® IS New World Fund®—Class 2	2,617	3,766
American Funds® IS U.S. Government Securities Fund®—Class 2	761	161
American Funds® IS Washington Mutual Investors Fund—Class 2	11,211	1,291
BlackRock® Global Allocation V.I. Fund—Class I	4,922	2,487
BlackRock® High Yield V.I. Fund—Class I	4,578	1,552

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
BNY Mellon IP Technology Growth Portfolio—Initial Shares	$446	$90,369
BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares	764	273
BNY Mellon VIF Small Cap Portfolio—Initial Shares	103	237
ClearBridge Variable Appreciation Portfolio—Class I	2,438	282
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	126	129
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	1,047	521
Columbia Variable Portfolio—Intermediate Bond Fund—Class 1	75	429
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	4	—
Dimensional VA Global Bond Portfolio	2	—
Dimensional VA International Small Portfolio	10	55
Dimensional VA International Value Portfolio	19	107
Dimensional VA Short-Term Fixed Portfolio	377	4
Dimensional VA U.S. Large Value Portfolio	39	136
Dimensional VA U.S. Targeted Value Portfolio	24	107
DWS Alternative Asset Allocation VIP—Class A	1,128	700
DWS Small Cap Index VIP—Class A	1,562	1,267
DWS Small Mid Cap Value VIP—Class A	1,435	817
Fidelity® VIP Bond Index Portfolio—Initial Class	1,655	895
Fidelity® VIP ContrafundSM Portfolio—Initial Class	88,097	34,801
Fidelity® VIP Emerging Markets Portfolio—Initial Class	2,328	928
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	16,765	11,173
Fidelity® VIP Extended Market Index Portfolio—Initial Class	2,984	134
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	348	338
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	1,827	818
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	2,222	1,936
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	20,058	5,073
Fidelity® VIP Growth Portfolio—Initial Class	2,802	534
Fidelity® VIP Health Care Portfolio—Initial Class	8,382	2,288
Fidelity® VIP Index 500 Portfolio—Initial Class	928	842
Fidelity® VIP International Index Portfolio—Initial Class	4,247	4,317
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	4,094	1,392
Fidelity® VIP Mid Cap Portfolio—Initial Class	10,850	2,065
Fidelity® VIP Overseas Portfolio—Initial Class	1,474	390
Franklin Templeton Aggressive Model Portfolio—Class I	51,199	2,854
Franklin Templeton Conservative Model Portfolio—Class I	1,730	1,044
Franklin Templeton Moderate Model Portfolio—Class I	7,872	1,511
Franklin Templeton Moderately Aggressive Model Portfolio—Class I	33,533	2,894
Franklin Templeton Moderately Conservative Model Portfolio—Class I	1,676	917
Invesco V.I. EQV International Equity Fund—Series I Shares	2,805	1,884
Invesco V.I. Global Real Estate Fund—Series I Shares	1	—
Invesco V.I. Main Street Small Cap Fund®—Series I Shares	1,728	529
Janus Henderson Enterprise Portfolio—Institutional Shares	8,436	3,945
Janus Henderson Forty Portfolio—Institutional Shares	29	2
Janus Henderson Global Research Portfolio—Institutional Shares	15,157	11,820
LVIP American Century Inflation Protection Fund—Service Class	29	6

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
LVIP American Centry International Fund—Service Class	$396	$115
LVIP American Century Value Fund—Service Class	859	245
LVIP Baron Growth Opportunities Fund—Service Class	1	—
LVIP BlackRock Equity Dividend Fund—Standard Class	17	2
LVIP Fidelity Institutional AM® Total Bond Fund—Standard Class	8	1
LVIP SSgA Mid-Cap Index Fund—Standard Class	985	883
MFS® International Intrinsic Value Portfolio—Initial Class	7,107	5,007
MFS® Investors Trust Series—Initial Class	9	18,606
MFS® Mid Cap Value Portfolio—Initial Class	3,352	2,978
MFS® New Discovery Series—Initial Class	690	2,102
MFS® Research International Portfolio—Initial Class	863	470
MFS® Research Series—Initial Class	38	7,771
MFS® Total Return Bond Series—Initial Class	—	—
MFS® Value Series—Initial Class	1	—
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	63	30
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	5,881	2,777
Nomura VIP Emerging Markets Series—Standard Class	1,577	1,139
Nomura VIP International Core Equity Series—Standard Class	—	—
Nomura VIP Small Cap Value Series—Standard Class	2,750	1,327
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	6	4
PIMCO VIT Income Portfolio—Institutional Class	1,559	2,575
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	1,298	1,615
PIMCO VIT Low Duration Portfolio—Administrative Class	152	24
PIMCO VIT Low Duration Portfolio—Institutional Class	1,020	829
PIMCO VIT Short-Term Portfolio—Institutional Class	860	160
PIMCO VIT Total Return Portfolio—Administrative Class	84	169
PIMCO VIT Total Return Portfolio—Institutional Class	6,180	3,312
Principal VC Real Estate Securities Account—Class 1	2,875	1,759
Putnam VT International Value Fund—Class IA	4,841	106
T. Rowe Price All-Cap Opportunities Portfolio	1	—
T. Rowe Price Blue Chip Growth Portfolio	21	23
T. Rowe Price International Stock Portfolio	6	1
T. Rowe Price Limited-Term Bond Portfolio	14	4
The Merger Fund VL	5	1
Voya Growth and Income Portfolio—Class I	786	100
Western Asset Core Plus VIT Portfolio—Class I	118	105

Total	$905,768	$561,930

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the NYLI VP Funds Trust for a fee. New York Life Investments retains several sub-advisors, including American Century Investment Management, Inc. (“American Century”), Brown Advisory, LLC (“Brown Advisory”), Candriam (“Candriam”), CBRE Investment Management Listed Real Assets LLC (“CBRE”), Dimensional Fund Advisors LP (“DFA”), Epoch Investment Partners, Inc. (“Epoch”), FIAM LLC (“FIAM”), Janus Henderson Investors US LLC (“Janus”), MacKay Shields LLC (“MacKay”), Massachusetts Financial Services Company (“MFS”), Newton Investment Management North America LLC (“NIMNA”), NYL Investors LLC (“NYL Investors”), Pacific Investment Management Company LLC (“PIMCO”), PineStone Asset Management Inc. (“PineStone”), Schroder Investment Management North America Inc. (“Schroders”), Segall Bryant & Hamill, LLC (“SBH”), Wellington Management Company LLP (“Wellington”), and Winslow Capital Management, LLC (“Winslow Capital”) to provide investment advisory services to certain portfolios of the NYLI VP Funds Trust.

New York Life Investments,IndexIQ Advisors, MacKay, and NYL Investors are all wholly-owned direct and indirect subsidiaries of NYLIC. Candriam is an indirect majority-owned subsidiary of NYLIC. American Century is a wholly-owned subsidiary of American Century Companies, Inc., a privately held corporation. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management LLC. CBRE is the listed real asset solution within CBRE Investment Management. DFA is controlled and operated by Dimensional Holdings Inc. Epoch is an indirect, wholly-owned subsidiary of The Toronto Dominion Bank. FIAM is an indirectly held wholly-owned subsidiary of FMR LLC. Janus is a wholly-owned subsidiary of Janus

Henderson Group Plc, doing business as Janus Henderson Investors. MFS is a subsidiary of Sun Life Financial Inc. NIMNA is an indirect subsidiary of the Bank of New York Mellon Corporation. PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. PineStone is an independent advisory firm. SBH is a wholly-owned subsidiary of CI Financial Corp. Schroders is an indirect wholly-owned subsidiary of Schroders Plc. Wellington is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen, LLC.

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL—Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus policies to cover federal premium taxes.

Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, LWVUL, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus policies to partially cover the expenses associated with selling the policies.

For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For LWVUL policies, in all policy years, we currently do not deduct a sales expense charge on any premium payment up to target premium 1. In each of policy years 1-7, we currently deduct 8.75% of any premium payment over target premium 1. In each of policy years 8 and subsequent, we currently do not deduct a sales expense charge on any premium payment. target premium 1 and target premium 2 are determined at the time the policy is issued, and are indicated on the policy data page.

For VUL Accumulator, VUL Accumulator Plus and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-10. Once the target premium is reached, 1.75% of any premium payment is deducted in policy years 1-5 and 0.75% of any premium payment is deducted in policy years 6-10. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

For VUL Accumulator II and Market Wealth Plus policies, currently 0.75% of any premium payment is deducted in all policy years.

For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge (deducted from the policy’s cash value for Group 3, 4 & 5 policies), and are recorded as cost of insurance in the accompanying Statement of Changes in Net Assets. The mortality and expense charge for Group 1 & 2 policies are deducted from the Investment Division and is recorded as mortality and expense risk charges in the Statement of Operations. The charges disclosed below were in effect for each of the five periods presented in the Financial Highlights section. Not all charges are deducted from all products, as shown below.

Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyowners. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Accumulator Plus, VUL Accumulator II and Market Wealth Plus:

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

Policy	Monthly Contract Charge Policy Year 1	Monthly Contract Charge Subsequent Policy Years
VUL	$26	$7
SVUL	60	10
VUL 2000	30	10
VUL Provider	30	10
LWVUL	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
SVUL Accumulator	35	15 in years 2-10; 10 in years 11 and beyond.
Pinnacle VUL*	100	25
Pinnacle SVUL*	100	25
VUL Accumulator Plus	15	15 in years 2-10; 10 in years 11 and beyond.
VUL Accumulator II	10	10
Market Wealth Plus	10	10

Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL, SVUL - Series 2**, and Market Wealth Plus policies monthly. This charge compensates NYLIAC for providing administrative policy services.

For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in VUL Separate Account-I and varies based on the amount of cash value in VUL Separate Account-I. The VUL Separate Account-I administrative charge percentage currently ranges from 0% to 0.20%.

For SPVUL policies, the current administrative charge is made monthly at an annualized rate of 0.60% of the policy’s cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from 0.10% to 0.60% depending on the cash value of the policy.

For SVUL - Series 2** the administrative charge is 0.10%, based on the amount of cash value in VUL Separate Account-I.

For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy’s cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

For Market Wealth Plus policies, this charge varies based on the insured’s age, risk class, policy duration and initial face amount. This charge is guaranteed not to exceed $0.75 per thousand of face amount per month.

Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, LWVUL, Pinnacle VUL, Pinnacle SVUL, VUL Provider, VUL Accumulator Plus, and VUL Accumulator II policies.

* If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

** VUL 2000 - Series 2, SPVUL - Series 2, and SVUL - Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For SVUL - Series 1 policies, this charge is $0.04 per $1,000 of the policy’s initial face amount. For SVUL - Series 2 policies, this charge is $0.04 per $1,000 of the policy’s current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

For VUL Accumulator Plus, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For VUL Accumulator II, this charge is currently deducted during the first 10 policy years and is based on the insured’s age, gender, risk class, policy duration and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For VUL Accumulator and LWVUL policies, this charge is based on the insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 21 and beyond.

For SVUL Accumulator policies, this charge is based on insured’s age, gender, risk class and face amount plus any term insurance benefit. NYLIAC does not expect to deduct this charge in years 31 and beyond.

For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

For VUL Provider policies, this charge is $0.07 per $1,000 of the policy’s face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy’s cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy’s cash value for Series 1 and 2. The current 0.90% deferred sales expense is comprised of 0.40% for sales expenses, 0.30% for state taxes and 0.20% for federal taxes. For SPVUL - Series 3*** currently the deferred sales expense charge is equal to 0.40%.

Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge as follows:

Group 1 & 2 Policies: NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the Investment Divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL - Series 1, 0.50% for VUL 2000 - Series 1 and 0.50% for SPVUL - Series 1.

Group 3 Policies: For Pinnacle VUL and Pinnacle SVUL mortality and expense risk charges are based on net assets and the percent ranges from 0.25% to 0.55% in policy years 1-20; and in policy years 21 and beyond, the percentage ranges from 0.05% to 0.35%. In policy years 1-20, if the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by 0.30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by 0.55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

Group 4 Policies: For SPVUL - Series 2** and VUL 2000 - Series 2** policies, NYLIAC deducts a monthly mortality and expense risk charge at an annual rate of 0.50% of the cash value in VUL Separate Account-I and for SVUL - Series 2** policies, the mortality and expense risk charge is deducted monthly at an annual rate of 0.60% of the cash value in VUL Separate Account-I.

** VUL 2000 - Series 2, SPVUL - Series 2, and SVUL -Series 2 designates policies issued on and after May 10, 2002 where approved.

*** SPVUL - Series 3 designates policies issued on and after May 16, 2003 where approved.

**** Includes a 0.10% administrative service charge.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For VUL Accumulator, VUL Accumulator Plus and SVUL Accumulator policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.55% to 0.15% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator, SVUL Accumulator, and VUL Accumulator Plus policies will never exceed an annual rate of 0.75%.

For VUL Accumulator II Series 1 policies, the monthly mortality and expense risk charge is currently 0.10% annually of the cash value in the VUL Separate Account-I. For VUL Accumulator II Series 2 policies, the monthly mortality and expense risk charge is currently 0.00% annually of the cash value in the VUL Separate Account-I. NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator II policies will never exceed an annual rate of 0.50%.

For VUL Provider policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.70% to 0.05% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV), the mortality and expense risk charge currently ranges from 1.00% to 0.05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

For Legacy Creator SPVUL policies, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in VUL Separate Account-I. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in VUL Separate Account-I.

For Market Wealth Plus policies, the current mortality and expense risk charge is currently 0.00% annually of the cash value in the VUL Separate Account-I. The mortality and expense risk charge is guaranteed to never exceed an annual rate of 0.75%.

Group 5 Policies: For LWVUL policies, the monthly mortality and expense risk charge currently ranges from an annual rate of 0.75% to 0.25% of the cash value in VUL Separate Account-I (it declines based on the cash value in VUL Separate Account-I and duration). NYLIAC guarantees that the mortality and expense risk charge on LWVUL policies will never exceed an annual rate of 0.75%.

Surrender Charges:

Surrender charges may be assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL, Legacy Creator SPVUL, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus policies during the surrender charge period on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying Statement of Changes in Net Assets. In addition, a new surrender charge period will apply to face amount increases.

For VUL, SVUL and VUL 2000 policies, this charge is deducted during the first 15 policy years or within 15 years after a face amount increase. For VUL Provider, VUL Accumulator, SVUL Accumulator and VUL Accumulator Plus this charge is deducted for the first 10 policy years or within 10 years after a face amount increase. For VUL Accumulator II policies, the applicable surrender charge period will vary according to the insured’s age at the time the policy is issued.

For VUL, the maximum surrender charge is shown on the policy’s data page. For VUL 2000 - Series 1, VUL Provider, VUL Accumulator, SVUL Accumulator, VUL Accumulator Plus, VUL Accumulator II, and Market Wealth Plus, the maximum surrender charge is the lesser of 50% of total premiums paid or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 - Series 2** policies, the maximum surrender charge is the lesser of 50% of total premiums paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

** VUL 2000 - Series 2, SPVUL - Series 2, and SVUL - Series 2 designates policies issued on and after May 10, 2002 where approved.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy’s target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year 10 and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

For Market Wealth Plus policies, the surrender charge period is 10 years in most jurisdiction and 5 years in New York. During the surrender charge period, surrender charges are not assessed on a full surrender of a Market Wealth Plus policy for its Alternative Cash Surrender Value (ACSV).

VUL Separate Account-I policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of either NYLIAC or VUL Separate Account-I. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.25%, distribution (12b-1) fees range from 0.00% to 0.25%, other expenses range from 0.00% to 0.58%, and acquired fund fees and expenses range from 0.00% to 0.65%. These ranges are shown as a percentage of average net assets as of December 31, 2024, and approximate the ranges as of December 31, 2025.

NOTE 4—Distribution of Net Income:

VUL Separate Account-I does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2025 and 2024 were as follows:

	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
NYLI VP American Century Sustainable Equity—Initial Class	23	(231)	(208)	37	(267)	(230)
NYLI VP Balanced—Initial Class	34	(70)	(36)	36	(88)	(52)
NYLI VP Bond—Initial Class	72	(132)	(60)	91	(142)	(51)
NYLI VP Candriam Emerging Markets Equity—Initial Class	42	(322)	(280)	71	(243)	(172)
NYLI VP CBRE Global Infrastructure—Initial Class	140	(19)	121	46	(42)	4
NYLI VP Conservative Allocation—Initial Class	33	(70)	(37)	19	(60)	(41)
NYLI VP Dimensional U.S. Equity—Initial Class	20	(119)	(99)	30	(121)	(91)
NYLI VP Epoch U.S. Equity Yield—Initial Class	21	(307)	(286)	35	(274)	(239)
NYLI VP Equity Allocation—Initial Class	76	(203)	(127)	40	(291)	(251)
NYLI VP Fidelity Institutional AM® Utilities—Initial Class	113	(234)	(121)	64	(238)	(174)
NYLI VP Floating Rate—Initial Class	287	(143)	144	140	(160)	(20)
NYLI VP Growth Allocation—Initial Class	84	(229)	(145)	68	(314)	(246)
NYLI VP Hedge Multi-Strategy—Initial Class	68	(83)	(15)	115	(64)	51
NYLI VP Income Builder—Initial Class	42	(165)	(123)	31	(137)	(106)
NYLI VP Janus Henderson Balanced—Initial Class	225	(362)	(137)	134	(425)	(291)
NYLI VP MacKay Convertible—Initial Class	81	(106)	(25)	64	(79)	(15)
NYLI VP MacKay High Yield Corporate Bond—Initial Class	168	(251)	(83)	231	(164)	67
NYLI VP MacKay Strategic Bond—Initial Class	202	(281)	(79)	127	(108)	19
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class	41	(86)	(45)	31	(56)	(25)
NYLI VP MFS® Investors Trust—Initial Class	1,905	(124)	1,781	—	—	—
NYLI VP MFS® Research—Initial Class	816	(65)	751	—	—	—
NYLI VP Moderate Allocation—Initial Class	44	(162)	(118)	58	(161)	(103)
NYLI VP Natural Resources—Initial Class	160	(450)	(290)	148	(502)	(354)
NYLI VP Newton Technology Growth—Initial Class	10,184	(1,166)	9,018	—	—	—
NYLI VP PIMCO Real Return—Initial Class	65	(128)	(63)	83	(148)	(65)
NYLI VP PineStone International Equity—Initial Class	119	(140)	(21)	54	(97)	(43)
NYLI VP S&P 500 Index—Initial Class	851	(465)	386	752	(340)	412
NYLI VP Schroders Mid Cap Opportunities—Initial Class	23	(134)	(111)	31	(115)	(84)
NYLI VP Small Cap Growth—Initial Class	58	(157)	(99)	187	(268)	(81)
NYLI VP U.S. Government Money Market—Initial Class	16,820	(16,696)	124	20,671	(17,689)	2,982
NYLI VP Wellington Growth—Initial Class	13	(288)	(275)	11	(288)	(277)
NYLI VP Wellington Small Cap—Initial Class	71	(217)	(146)	57	(227)	(170)
NYLI VP Winslow Large Cap Growth—Initial Class	67	(194)	(127)	71	(189)	(118)
AB VPS Discovery Value Portfolio—Class A	25	(74)	(49)	24	(80)	(56)
AB VPS Relative Value Portfolio—Class A	86	(403)	(317)	147	(116)	31
Alger Capital Appreciation Portfolio—Class I-2	—	(2)	(2)	—	(1)	(1)
American Funds® IS Asset Allocation Fund—Class 2	180	(42)	138	107	(32)	75
American Funds® IS The Bond Fund of America®—Class 2	82	(61)	21	124	(18)	106
American Funds® IS Capital World Bond Fund®—Class 2	10	(1)	9	2	(1)	1

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds® IS Global Small Capitalization Fund—Class 2	38	(61)	(23)	55	(56)	(1)
American Funds® IS Growth Fund—Class 2	1,048	(59)	989	451	(105)	346
American Funds® IS New World Fund®—Class 2	71	(195)	(124)	105	(77)	28
American Funds® IS U.S. Government Securities Fund®—Class 2	69	(15)	54	1	(1)	—
American Funds® IS Washington Mutual Investors Fund—Class 2	410	(57)	353	190	(53)	137
BlackRock® Global Allocation V.I. Fund—Class I	99	(153)	(54)	129	(185)	(56)
BlackRock® High Yield V.I. Fund—Class I	216	(94)	122	147	(61)	86
BNY Mellon IP Technology Growth Portfolio—Initial Shares	5	(885)	(880)	76	(67)	9
BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares	46	(19)	27	49	(19)	30
BNY Mellon VIF Small Cap Portfolio—Initial Shares	1	(5)	(4)	2	(4)	(2)
ClearBridge Variable Appreciation Portfolio—Class I	42	(10)	32	62	(17)	45
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	3	(9)	(6)	12	(9)	3
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	53	(38)	15	45	(33)	12
Columbia Variable Portfolio—Intermediate Bond Fund—Class 1	5	(40)	(35)	10	(2)	8
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	—	—	—	—	(1)	(1)
Dimensional VA Global Bond Portfolio	—	—	—	—	—	—
Dimensional VA International Small Portfolio	—	(2)	(2)	—	—	—
Dimensional VA International Value Portfolio	—	(5)	(5)	1	—	1
Dimensional VA Short-Term Fixed Portfolio	30	—	30	—	—	—
Dimensional VA U.S. Large Value Portfolio	—	(4)	(4)	—	—	—
Dimensional VA U.S. Targeted Value Portfolio	1	(3)	(2)	—	—	—
DWS Alternative Asset Allocation VIP—Class A	47	(48)	(1)	62	(73)	(11)
DWS Small Cap Index VIP—Class A	80	(84)	(4)	130	(75)	55
DWS Small Mid Cap Value VIP—Class A	24	(28)	(4)	18	(23)	(5)
Fidelity® VIP Bond Index Portfolio—Initial Class	159	(95)	64	163	(124)	39
Fidelity® VIP ContrafundSM Portfolio—Initial Class	76	(265)	(189)	74	(290)	(216)
Fidelity® VIP Emerging Markets Portfolio—Initial Class	135	(61)	74	72	(58)	14
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	136	(177)	(41)	89	(154)	(65)
Fidelity® VIP Extended Market Index Portfolio—Initial Class	242	(11)	231	23	(2)	21
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	11	(16)	(5)	5	(7)	(2)
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	49	(32)	17	51	(36)	15
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	40	(63)	(23)	82	(48)	34
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	296	(84)	212	179	(107)	72
Fidelity® VIP Growth Portfolio—Initial Class	4	(6)	(2)	1	(7)	(6)
Fidelity® VIP Health Care Portfolio—Initial Class	447	(136)	311	229	(105)	124
Fidelity® VIP Index 500 Portfolio—Initial Class	3	(11)	(8)	3	(122)	(119)
Fidelity® VIP International Index Portfolio—Initial Class	275	(292)	(17)	193	(86)	107
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	351	(76)	275	93	(17)	76
Fidelity® VIP Mid Cap Portfolio—Initial Class	222	(62)	160	61	(71)	(10)
Fidelity® VIP Overseas Portfolio—Initial Class	10	(10)	—	11	(4)	7
Franklin Templeton Aggressive Model Portfolio—Class I	1,982	(175)	1,807	1,958	(115)	1,843
Franklin Templeton Conservative Model Portfolio—Class I	134	(86)	48	74	(79)	(5)

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Franklin Templeton Moderate Model Portfolio—Class I	420	(97)	323	336	(104)	232
Franklin Templeton Moderately Aggressive Model Portfolio—Class I	1,525	(170)	1,355	1,434	(85)	1,349
Franklin Templeton Moderately Conservative Model Portfolio—Class I	108	(67)	41	81	(107)	(26)
Invesco V.I. EQV International Equity Fund—Series I Shares	51	(94)	(43)	61	(112)	(51)
Invesco V.I. Global Real Estate Fund—Series I Shares	—	—	—	—	—	—
Invesco V.I. Main Street Small Cap Fund®—Series I Shares	60	(24)	36	81	(50)	31
Janus Henderson Enterprise Portfolio—Institutional Shares	263	(173)	90	276	(69)	207
Janus Henderson Forty Portfolio—Institutional Shares	—	—	—	—	—	—
Janus Henderson Global Research Portfolio—Institutional Shares	24	(209)	(185)	42	(195)	(153)
LVIP American Century Inflation Protection Fund—Service Class	—	(1)	(1)	1	—	1
LVIP American Century International Fund—Service Class	10	(3)	7	2	(4)	(2)
LVIP American Century Value Fund—Service Class	5	(4)	1	4	(4)	—
LVIP Baron Growth Opportunities Fund—Service Class	—	—	—	—	—	—
LVIP BlackRock Equity Dividend Fund—Standard Class	—	—	—	—	—	—
LVIP Fidelity Institutional AM® Total Bond Fund—Standard Class	1	—	1	—	—	—
LVIP SSgA Mid-Cap Index Fund—Standard Class	38	(48)	(10)	100	(37)	63
MFS® International Intrinsic Value Portfolio—Initial Class	148	(148)	—	116	(40)	76
MFS® Investors Trust Series—Initial Class	—	(578)	(578)	13	(49)	(36)
MFS® Mid Cap Value Portfolio—Initial Class	79	(136)	(57)	86	(84)	2
MFS® New Discovery Series—Initial Class	18	(59)	(41)	25	(35)	(10)
MFS® Research International Portfolio—Initial Class	65	(40)	25	20	(26)	(6)
MFS® Research Series—Initial Class	1	(169)	(168)	12	(12)	—
MFS® Total Return Bond Series—Initial Class	—	—	—	—	—	—
MFS® Value Series—Initial Class	—	—	—	—	—	—
Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I	—	(1)	(1)	—	(1)	(1)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class I	58	(71)	(13)	52	(86)	(34)
Nomura VIP Emerging Markets Series—Standard Class	62	(53)	9	37	(68)	(31)
Nomura VIP International Core Equity Series—Standard Class	—	—	—	—	—	—
Nomura VIP Small Cap Value Series—Standard Class	53	(43)	10	41	(56)	(15)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	—	(1)	(1)	—	—	—
PIMCO VIT Income Portfolio—Institutional Class	102	(198)	(96)	147	(110)	37
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class	63	(115)	(52)	81	(52)	29
PIMCO VIT Low Duration Portfolio—Administrative Class	9	(2)	7	1	(6)	(5)
PIMCO VIT Low Duration Portfolio—Institutional Class	75	(72)	3	81	(263)	(182)
PIMCO VIT Short-Term Portfolio—Institutional Class	79	(15)	64	16	—	16
PIMCO VIT Total Return Portfolio—Administrative Class	2	(9)	(7)	3	(8)	(5)
PIMCO VIT Total Return Portfolio—Institutional Class	419	(267)	152	233	(126)	107
Principal VC Real Estate Securities Account—Class 1	145	(148)	(3)	1,950	(19)	1,931
Putnam VT International Value Fund—Class IA	371	(9)	362	4	—	4
T. Rowe Price All-Cap Opportunities Portfolio	—	—	—	—	—	—
T. Rowe Price Blue Chip Growth Portfolio	—	—	—	—	—	—

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2025			2024
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
T. Rowe Price International Stock Portfolio	—	—	—	—	—	—
T. Rowe Price Limited-Term Bond Portfolio	—	—	—	1	(1)	—
The Merger Fund VL	—	—	—	—	—	—
Voya Growth and Income Portfolio—Class I	59	(8)	51	7	—	7
Western Asset Core Plus VIT Portfolio—Class I	11	(10)	1	3	—	3

Not all investment divisions are available under all policies.

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2025, 2024, 2023, 2022 and 2021:

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
NYLI VP American Century Sustainable Equity—Initial Class	2025	$87,936	2,103	$39.33 to $43.34	10.6% to 11.3%	0.9%
	2024	87,014	2,311	35.57 to 38.92	19.0% to 19.8%	1.0%
	2023	79,950	2,541	29.89 to 32.48	23.5% to 24.4%	1.3%
	2022	69,312	2,734	24.20 to 26.11	(8.3%) to (7.7%)	1.7%
	2021	80,330	2,917	26.40 to 28.29	24.6% to 25.5%	2.5%
NYLI VP Balanced—Initial Class	2025	$22,456	603	$27.93 to $38.93	10.7% to 11.4%	2.5%
	2024	21,401	639	25.06 to 34.94	7.1% to 7.9%	2.6%
	2023	21,527	691	23.22 to 32.38	6.8% to 7.5%	1.9%
	2022	20,643	713	21.60 to 30.11	(6.4%) to (5.7%)	1.0%
	2021	22,346	726	28.42 to 31.94	16.5% to 17.3%	1.4%
NYLI VP Bond—Initial Class	2025	$28,872	1,153	$13.03 to $31.74	6.1% to 6.8%	5.0%
	2024	28,686	1,213	12.19 to 29.92	1.1% to 1.8%	4.8%
	2023	29,650	1,264	11.97 to 29.58	4.8% to 5.6%	2.8%
	2022	29,365	1,312	11.34 to 28.22	(15.1%) to (14.5%)	2.0%
	2021	36,083	1,373	13.26 to 33.22	(2.1%) to (1.4%)	1.8%
NYLI VP Candriam Emerging Markets Equity—Initial Class	2025	$37,691	2,655	$13.39 to $14.76	34.9% to 35.9%	0.4%
	2024	30,761	2,935	9.93 to 10.86	11.8% to 12.6%	0.9%
	2023	28,971	3,107	8.87 to 9.64	6.5% to 7.2%	1.8%
	2022	28,028	3,215	8.33 to 8.99	(29.2%) to (28.7%)	1.0%
	2021	39,750	3,242	11.77 to 12.61	(2.7%) to (2.0%)	1.1%
NYLI VP CBRE Global Infrastructure—Initial Class	2025	$4,514	383	$11.04 to $11.81	14.8% to 15.6%	2.1%
	2024	2,671	262	9.62 to 10.22	7.1% to 7.9%	2.3%
	2023	2,439	258	8.98 to 9.48	3.3% to 4.1%	1.9%
	2022	2,111	232	8.69 to 9.11	(6.6%) to (6.0%)	1.3%
	2021	1,899	196	9.31 to 9.69	14.5% to 15.3%	0.0%
NYLI VP Conservative Allocation—Initial Class	2025	$14,086	520	$25.35 to $28.83	8.8% to 9.6%	4.4%
	2024	13,809	557	23.30 to 26.31	5.8% to 6.5%	1.7%
	2023	13,959	598	22.03 to 24.70	9.5% to 10.3%	3.0%
	2022	13,487	635	20.11 to 22.40	(12.7%) to (12.1%)	4.4%
	2021	17,168	707	23.03 to 25.47	6.4% to 7.1%	1.9%
NYLI VP Dimensional U.S. Equity—Initial Class	2025	$170,783	1,711	$64.87 to $165.14	13.0% to 13.7%	0.7%
	2024	159,527	1,810	57.32 to 146.20	23.0% to 23.9%	0.8%
	2023	136,485	1,901	46.51 to 118.86	23.7% to 24.6%	1.0%
	2022	117,914	2,016	37.52 to 96.08	(21.2%) to (20.7%)	0.7%
	2021	154,495	2,089	47.53 to 121.97	27.9% to 28.8%	0.9%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
NYLI VP Epoch U.S. Equity Yield—Initial Class	2025	$158,219	2,966	$38.29 to $61.04	13.4% to 14.2%	2.3%
	2024	152,578	3,252	33.52 to 53.43	17.7% to 18.5%	2.7%
	2023	138,641	3,491	28.28 to 45.07	7.9% to 8.7%	2.7%
	2022	136,321	3,723	26.02 to 41.47	(3.2%) to (2.5%)	2.1%
	2021	149,769	3,973	26.68 to 42.53	22.0% to 22.9%	2.4%
NYLI VP Equity Allocation—Initial Class	2025	$109,891	2,714	$36.25 to $41.01	13.2% to 14.0%	1.2%
	2024	100,930	2,841	32.03 to 35.98	11.1% to 11.9%	0.0%
	2023	98,051	3,092	28.83 to 32.17	16.6% to 17.4%	5.4%
	2022	86,163	3,189	24.73 to 27.40	(18.2%) to (17.6%)	3.2%
	2021	107,062	3,262	30.24 to 33.27	19.3% to 20.2%	1.9%
NYLI VP Fidelity Institutional AM® Utilities—Initial Class	2025	$65,470	1,866	$32.51 to $35.82	13.0% to 13.8%	2.5%
	2024	61,390	1,987	28.77 to 31.48	28.0% to 28.9%	2.5%
	2023	51,858	2,161	22.47 to 24.41	(2.1%) to (1.5%)	2.1%
	2022	53,195	2,183	22.96 to 24.78	4.8% to 5.6%	2.1%
	2021	53,003	2,293	21.90 to 23.47	16.4% to 17.2%	2.1%
NYLI VP Floating Rate—Initial Class	2025	$49,461	2,207	$17.90 to $23.39	4.4% to 5.1%	7.0%
	2024	43,815	2,063	17.03 to 22.25	7.3% to 8.1%	8.0%
	2023	40,950	2,083	15.75 to 20.58	11.1% to 11.9%	8.2%
	2022	37,192	2,114	14.08 to 18.40	(1.9%) to (1.2%)	5.1%
	2021	17,155	960	14.26 to 18.63	3.0% to 3.7%	3.1%
NYLI VP Growth Allocation—Initial Class	2025	$103,574	2,765	$29.74 to $38.86	11.7% to 12.5%	2.9%
	2024	97,035	2,910	26.43 to 34.54	9.6% to 10.4%	0.8%
	2023	95,510	3,156	23.94 to 31.29	14.7% to 15.5%	4.0%
	2022	88,025	3,351	20.73 to 27.09	(15.0%) to (14.4%)	3.5%
	2021	108,059	3,513	24.23 to 31.66	15.2% to 16.0%	2.5%
NYLI VP Hedge Multi-Strategy—Initial Class	2025	$13,848	1,346	$9.51 to $10.32	7.3% to 8.0%	2.7%
	2024	12,958	1,361	8.87 to 9.55	5.8% to 6.5%	0.3%
	2023	11,704	1,310	8.38 to 8.97	9.5% to 10.3%	5.2%
	2022	10,452	1,289	7.65 to 8.13	(9.1%) to (8.5%)	2.0%
	2021	11,693	1,320	8.42 to 8.88	(1.3%) to (0.6%)	0.0%
NYLI VP Income Builder—Initial Class	2025	$70,802	1,359	$35.75 to $70.06	16.2% to 17.0%	2.7%
	2024	65,743	1,482	30.71 to 60.31	10.9% to 11.6%	3.1%
	2023	63,266	1,588	27.65 to 54.39	9.3% to 10.1%	3.3%
	2022	59,999	1,642	25.25 to 49.77	(14.1%) to (13.5%)	2.8%
	2021	72,561	1,706	29.34 to 57.96	9.7% to 10.5%	2.9%
NYLI VP Janus Henderson Balanced—Initial Class	2025	$205,839	5,911	$33.22 to $36.60	14.2% to 15.0%	1.8%
	2024	183,549	6,048	29.08 to 31.82	14.9% to 15.7%	1.9%
	2023	166,738	6,339	25.30 to 27.49	14.7% to 15.5%	1.4%
	2022	150,816	6,605	22.06 to 23.80	(17.0%) to (16.4%)	1.1%
	2021	187,380	6,839	26.57 to 28.47	16.5% to 17.4%	1.3%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
NYLI VP MacKay Convertible—Initial Class	2025	$92,068	1,267	$36.36 to $90.94	15.6% to 16.4%	3.5%
	2024	80,980	1,292	31.23 to 78.68	7.9% to 8.6%	3.5%
	2023	75,893	1,307	28.75 to 72.93	8.1% to 8.9%	2.1%
	2022	69,449	1,295	26.41 to 67.47	(13.3%) to (12.7%)	3.3%
	2021	85,929	1,397	30.24 to 77.80	8.5% to 9.2%	1.1%
NYLI VP MacKay High Yield Corporate Bond—Initial Class	2025	$167,139	3,097	$22.82 to $71.05	6.1% to 6.9%	5.7%
	2024	161,378	3,180	21.35 to 66.95	6.4% to 7.1%	6.0%
	2023	148,546	3,113	19.93 to 62.94	11.1% to 11.9%	5.8%
	2022	138,229	3,225	17.82 to 56.66	(8.7%) to (8.1%)	5.4%
	2021	159,448	3,411	19.38 to 62.06	4.8% to 5.5%	4.8%
NYLI VP MacKay Strategic Bond—Initial Class	2025	$29,478	1,737	$15.54 to $17.10	8.1% to 8.9%	5.9%
	2024	28,319	1,816	14.38 to 15.71	6.4% to 7.1%	5.8%
	2023	26,163	1,797	13.51 to 14.66	9.4% to 10.2%	5.0%
	2022	21,923	1,660	12.35 to 13.31	(7.9%) to (7.2%)	3.6%
	2021	24,820	1,743	13.41 to 14.35	1.3% to 2.0%	2.5%
NYLI VP MacKay U.S. Infrastructure Bond—Initial Class	2025	$12,027	555	$12.05 to $26.36	7.7% to 8.4%	3.3%
	2024	12,034	600	11.11 to 24.48	0.3% to 1.0%	2.0%
	2023	12,460	625	11.00 to 24.40	4.3% to 5.0%	2.4%
	2022	12,151	634	10.47 to 23.40	(11.9%) to (11.3%)	1.9%
	2021	14,716	682	11.81 to 26.57	(2.2%) to (1.5%)	1.5%
NYLI VP MFS® Investors Trust—Initial Class	2025	$19,678	1,781	$10.99 to $11.06	9.9% to 10.6%	0.0%
NYLI VP MFS® Research—Initial Class	2025	$8,204	751	$10.87 to $10.94	8.7% to 9.4%	0.0%
NYLI VP Moderate Allocation—Initial Class	2025	$49,498	1,519	$24.76 to $33.90	10.5% to 11.3%	3.2%
	2024	47,945	1,637	22.25 to 30.46	8.0% to 8.7%	1.1%
	2023	46,889	1,740	20.46 to 28.01	12.2% to 13.0%	3.1%
	2022	43,783	1,834	18.11 to 24.79	(14.3%) to (13.7%)	3.7%
	2021	53,604	1,938	20.98 to 28.72	10.6% to 11.4%	1.2%
NYLI VP Natural Resources—Initial Class	2025	$47,565	3,150	$13.98 to $15.40	14.4% to 15.2%	1.6%
	2024	45,174	3,440	12.22 to 13.37	0.0% to 0.7%	2.5%
	2023	49,486	3,794	12.22 to 13.27	1.2% to 1.9%	2.2%
	2022	50,883	3,974	12.07 to 13.02	34.9% to 35.8%	1.1%
	2021	38,570	4,088	8.95 to 9.59	37.1% to 38.0%	1.2%
NYLI VP Newton Technology Growth—Initial Class	2025	$108,536	9,018	$11.97 to $12.05	19.7% to 20.5%	0.0%
NYLI VP PIMCO Real Return—Initial Class	2025	$11,720	897	$12.07 to $13.30	7.4% to 8.2%	5.2%
	2024	11,610	960	11.24 to 12.30	1.5% to 2.2%	3.8%
	2023	12,138	1,025	11.07 to 12.03	3.0% to 3.7%	8.6%
	2022	12,069	1,056	10.75 to 11.60	(12.1%) to (11.4%)	6.0%
	2021	13,913	1,078	12.23 to 13.10	4.6% to 5.4%	0.5%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
NYLI VP PineStone International Equity—Initial Class	2025	$53,728	1,397	$19.41 to $45.62	11.5% to 12.3%	0.8%
	2024	48,671	1,418	17.28 to 40.92	3.8% to 4.5%	0.6%
	2023	48,093	1,461	25.20 to 39.43	3.5% to 4.3%	0.0%
	2022	46,819	1,479	24.29 to 38.08	(27.0%) to (26.4%)	0.3%
	2021	63,648	1,475	33.19 to 52.13	11.5% to 12.2%	0.1%
NYLI VP S&P 500 Index—Initial Class	2025	$1,062,284	10,113	$20.61 to $209.33	16.9% to 17.7%	1.1%
	2024	886,665	9,727	17.51 to 179.07	24.0% to 24.8%	1.2%
	2023	688,847	9,315	14.03 to 144.46	25.3% to 26.1%	1.4%
	2022	534,215	8,971	11.12 to 115.33	(18.8%) to (18.2%)	1.5%
	2021	645,470	8,754	13.59 to 141.97	27.7% to 28.5%	1.2%
NYLI VP Schroders Mid Cap Opportunities—Initial Class	2025	$100,785	1,528	$56.98 to $70.82	6.5% to 7.3%	0.4%
	2024	101,066	1,639	53.49 to 66.02	9.2% to 10.0%	0.3%
	2023	96,686	1,723	48.98 to 60.03	12.9% to 13.7%	0.1%
	2022	89,546	1,811	43.38 to 52.80	(21.1%) to (20.5%)	0.0%
	2021	118,181	1,896	54.96 to 66.43	19.2% to 20.0%	0.6%
NYLI VP Small Cap Growth—Initial Class	2025	$57,962	1,938	$28.42 to $31.32	4.2% to 4.9%	0.0%
	2024	58,217	2,037	27.29 to 29.86	9.6% to 10.4%	0.0%
	2023	54,867	2,118	24.89 to 27.04	14.7% to 15.5%	0.0%
	2022	49,516	2,202	21.70 to 23.41	(27.0%) to (26.5%)	0.0%
	2021	69,617	2,268	29.72 to 31.85	9.5% to 10.3%	0.0%
NYLI VP U.S. Government Money Market—Initial Class	2025	$60,042	41,027	$1.21 to $1.69	3.3% to 4.0%	4.0%
	2024	57,606	40,903	1.16 to 1.63	4.3% to 5.0%	4.9%
	2023	51,081	37,921	1.10 to 1.57	4.1% to 4.8%	4.7%
	2022	53,209	41,572	1.05 to 1.51	0.6% to 1.3%	1.3%
	2021	44,408	34,816	1.04 to 1.50	(0.7%) to 0.0%	0.0%
NYLI VP Wellington Growth—Initial Class	2025	$311,383	4,009	$43.57 to $110.49	16.2% to 17.1%	0.0%
	2024	286,393	4,284	37.41 to 95.05	25.2% to 26.1%	0.0%
	2023	243,527	4,561	29.81 to 75.89	37.6% to 38.6%	0.0%
	2022	188,988	4,862	21.61 to 55.14	(33.6%) to (33.2%)	0.0%
	2021	297,591	5,091	32.50 to 83.08	18.9% to 19.7%	0.3%
NYLI VP Wellington Small Cap—Initial Class	2025	$49,427	2,520	$18.65 to $19.95	8.8% to 9.5%	1.1%
	2024	47,807	2,666	17.15 to 18.22	13.6% to 14.4%	1.1%
	2023	44,510	2,836	15.09 to 15.92	13.1% to 13.9%	0.8%
	2022	40,717	2,949	13.34 to 13.98	(21.4%) to (20.8%)	1.1%
	2021	52,453	3,002	16.97 to 17.66	17.2% to 18.0%	0.4%
NYLI VP Winslow Large Cap Growth—Initial Class	2025	$171,250	1,774	$63.53 to $112.28	13.6% to 14.4%	0.0%
	2024	160,233	1,901	55.94 to 98.19	28.7% to 29.6%	0.0%
	2023	130,362	2,019	43.47 to 75.76	42.1% to 43.1%	0.0%
	2022	98,891	2,189	30.60 to 52.96	(31.6%) to (31.2%)	0.0%
	2021	141,034	2,161	44.77 to 76.94	23.6% to 24.5%	0.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
AB VPS Discovery Value Portfolio—Class A	2025	$18,473	468	$34.89 to $40.59	2.2% to 2.9%	0.9%
	2024	19,818	517	34.15 to 39.45	9.2% to 10.0%	0.9%
	2023	19,967	573	31.26 to 35.86	16.4% to 17.2%	1.1%
	2022	16,870	568	26.86 to 30.60	(16.2%) to (15.6%)	1.1%
	2021	19,369	550	32.06 to 36.27	35.0% to 35.9%	0.8%
AB VPS Relative Value Portfolio—Class A	2025	$6,563	465	$13.79 to $14.15	9.7% to 10.5%	1.2%
	2024	9,990	782	12.57 to 12.81	12.2% to 13.0%	1.4%
	2023	8,493	751	11.20 to 11.33	11.2% to 12.0%	1.9%
	2022	289	29	10.07 to 10.11	0.7% to 1.1%	0.4%
Alger Capital Appreciation Portfolio—Class I-2	2025	$5,606	25	$95.55 to $227.25	32.9% to 32.9%	0.0%
	2024	4,459	27	71.91 to 171.03	48.1% to 48.1%	0.0%
	2023	3,100	28	48.54 to 115.46	43.1% to 43.1%	0.0%
	2022	2,205	28	33.92 to 80.67	(36.5%) to (36.5%)	0.0%
	2021	3,559	29	53.43 to 127.08	19.1% to 19.1%	0.0%
American Funds® IS Asset Allocation Fund—Class 2	2025	$14,970	753	$19.06 to $20.11	15.0% to 15.9%	2.2%
	2024	10,541	615	16.57 to 17.36	15.6% to 16.4%	2.3%
	2023	7,956	540	14.33 to 14.91	13.5% to 14.3%	2.3%
	2022	6,744	523	12.63 to 13.05	(14.0%) to (13.4%)	1.9%
	2021	6,598	443	14.68 to 15.07	14.3% to 15.1%	1.8%

American Funds® IS The Bond Fund of America®— Class 2	2025	$1,802	164	$10.71 to $10.98	6.5% to 7.3%	4.1%
	2024	1,458	143	10.05 to 10.24	0.4% to 1.2%	7.1%
	2023	373	37	10.01 to 10.12	4.3% to 5.0%	4.7%
	2022	92	10	9.61 to 9.64	(3.9%) to (3.6%)	4.5%
American Funds® IS Capital World Bond Fund®—Class 2	2025	$106	10	$11.00 to $11.13	8.6% to 9.4%	4.4%
	2024	11	1	10.17 to 10.17	1.7% to 1.7%	2.4%
American Funds® IS Global Small Capitalization Fund— Class 2	2025	$7,278	392	$17.36 to $18.71	13.8% to 14.6%	0.3%
	2024	6,715	415	15.25 to 16.32	1.6% to 2.3%	1.1%
	2023	6,585	416	15.01 to 15.95	15.4% to 16.2%	0.3%
	2022	6,281	461	13.01 to 13.73	(30.0%) to (29.6%)	0.0%
	2021	7,304	377	18.60 to 19.49	6.0% to 6.7%	0.0%
American Funds® IS Growth Fund—Class 2	2025	$89,911	2,377	$35.93 to $38.03	19.4% to 20.2%	0.1%
	2024	43,591	1,388	30.09 to 31.63	30.7% to 31.6%	0.4%
	2023	24,844	1,042	23.02 to 24.03	37.5% to 38.5%	0.4%
	2022	13,569	789	16.74 to 17.35	(30.4%) to (29.9%)	0.3%
	2021	18,095	736	24.06 to 24.77	21.1% to 22.0%	0.2%
American Funds® IS New World Fund®—Class 2	2025	$26,470	1,226	$20.04 to $21.75	27.4% to 28.3%	1.1%
	2024	22,724	1,350	15.73 to 16.95	5.8% to 6.6%	1.4%
	2023	20,893	1,322	14.87 to 15.91	15.2% to 16.0%	1.5%
	2022	17,213	1,263	12.91 to 13.72	(22.6%) to (22.1%)	1.4%
	2021	19,031	1,088	16.69 to 17.61	4.2% to 4.9%	0.9%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
American Funds® IS U.S. Government Securities Fund®—Class 2	2025	$605	54	$11.08 to $11.21	7.0% to 7.7%	5.8%
	2024	2	—	10.37 to 10.40	3.7% to 4.0%	6.2%
American Funds® IS Washington Mutual Investors Fund—Class 2	2025	$30,559	1,256	$23.15 to $24.50	16.4% to 17.2%	1.6%
	2024	18,743	903	19.89 to 20.91	18.3% to 19.1%	1.7%
	2023	13,340	766	16.81 to 17.55	16.5% to 17.3%	2.0%
	2022	10,726	722	14.43 to 14.96	(9.1%) to (8.5%)	2.0%
	2021	10,209	629	15.88 to 16.34	26.9% to 27.8%	1.5%
BlackRock® Global Allocation V.I. Fund—Class I	2025	$30,876	1,760	$16.76 to $17.69	19.0% to 19.8%	3.5%
	2024	26,565	1,814	14.09 to 14.76	8.5% to 9.2%	1.4%
	2023	25,086	1,870	12.99 to 13.52	12.0% to 12.8%	2.3%
	2022	22,389	1,881	11.59 to 11.98	(16.4%) to (15.9%)	0.0%
	2021	25,292	1,786	13.88 to 14.24	5.9% to 6.7%	1.0%
BlackRock® High Yield V.I. Fund—Class I	2025	$15,397	878	$16.31 to $17.70	8.4% to 9.2%	6.6%
	2024	12,110	756	15.05 to 16.21	7.5% to 8.3%	6.9%
	2023	9,911	670	14.00 to 14.98	12.4% to 13.2%	6.5%
	2022	7,190	550	12.45 to 13.23	(11.0%) to (10.3%)	5.3%
	2021	7,525	516	13.98 to 14.76	4.6% to 5.3%	4.4%

BNY Mellon IP Technology Growth Portfolio—Initial Shares	2025	$—	—	$0.00 to $0.00	0.0% to 0.0%	0.0%
	2024	84,825	880	70.48 to 107.37	24.9% to 25.7%	0.0%
	2023	66,605	871	56.45 to 85.39	58.3% to 59.4%	0.0%
	2022	40,832	853	35.66 to 53.56	(46.8%) to (46.4%)	0.0%
	2021	71,053	802	66.98 to 99.90	12.1% to 12.9%	0.0%
BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares	2025	$1,384	84	$16.19 to $16.61	15.2% to 16.0%	0.2%
	2024	812	57	14.06 to 14.32	24.0% to 24.9%	0.4%
	2023	313	27	11.33 to 11.47	23.0% to 23.8%	0.4%
	2022	17	2	9.26 to 9.26	(7.4%) to (7.4%)	0.0%
BNY Mellon VIF Small Cap Portfolio—Initial Shares	2025	$3,930	84	$46.55 to $46.55	11.0% to 11.0%	0.7%
	2024	3,684	88	41.94 to 41.94	4.6% to 4.6%	0.7%
	2023	3,623	90	40.09 to 40.09	9.3% to 9.3%	0.3%
	2022	3,349	91	36.69 to 36.69	(16.6%) to (16.6%)	0.0%
	2021	3,988	91	44.00 to 44.00	16.5% to 16.5%	0.1%
ClearBridge Variable Appreciation Portfolio—Class I	2025	$8,766	295	$28.08 to $29.83	13.7% to 14.5%	0.6%
	2024	6,829	263	24.70 to 26.06	21.8% to 22.7%	0.8%
	2023	4,605	218	20.28 to 21.24	18.9% to 19.7%	1.0%
	2022	3,479	197	17.06 to 17.75	(13.1%) to (12.4%)	1.1%
	2021	3,894	193	19.62 to 20.27	22.8% to 23.7%	0.7%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Columbia Variable Portfolio—Commodity Strategy Fund—Class 1	2025	$1,026	71	$13.59 to $14.64	14.7% to 15.5%	8.4%
	2024	968	77	11.85 to 12.68	6.5% to 7.2%	3.7%
	2023	867	74	11.13 to 11.82	(7.5%) to (6.8%)	21.7%
	2022	1,000	79	12.03 to 12.69	18.3% to 19.1%	24.1%
	2021	1,044	99	10.17 to 10.66	31.7% to 32.6%	0.2%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1	2025	$6,375	443	$13.44 to $14.48	12.0% to 12.8%	5.3%
	2024	5,461	428	12.00 to 12.84	5.6% to 6.4%	5.2%
	2023	4,991	416	11.36 to 12.07	9.7% to 10.4%	5.5%
	2022	4,195	386	10.35 to 10.93	(16.6%) to (16.0%)	4.5%
	2021	3,890	301	12.42 to 13.01	(2.9%) to (2.2%)	4.0%
Columbia Variable Portfolio—Intermediate Bond Fund— Class 1	2025	$91	8	$10.81 to $11.09	8.3% to 9.1%	8.2%
	2024	439	43	9.98 to 10.17	1.3% to 2.0%	4.8%
	2023	352	35	9.97 to 9.97	6.3% to 6.3%	1.4%
	2022	180	19	9.38 to 9.38	(6.2%) to (6.2%)	0.4%
Columbia Variable Portfolio—Small Cap Value Fund— Class 2	2025	$18	—	$37.78 to $37.78	14.7% to 14.7%	1.0%
	2024	15	—	32.95 to 32.95	8.7% to 8.7%	0.5%
	2023	35	1	30.32 to 30.32	21.7% to 21.7%	0.4%
	2022	33	1	24.92 to 24.92	(9.0%) to (9.0%)	0.5%
	2021	36	1	27.37 to 27.37	28.8% to 28.8%	0.5%
Dimensional VA Global Bond Portfolio	2025	$37	3	$12.81 to $12.81	4.4% to 4.4%	4.1%
	2024	36	3	12.27 to 12.27	5.4% to 5.4%	4.9%
	2023	34	3	11.65 to 11.65	5.1% to 5.1%	4.0%
	2022	32	3	11.09 to 11.09	(6.3%) to (6.3%)	1.1%
	2021	124	10	11.84 to 11.84	(1.0%) to (1.0%)	0.7%
Dimensional VA International Small Portfolio	2025	$139	5	$30.62 to $30.62	37.0% to 37.0%	3.2%
	2024	153	7	22.35 to 22.35	3.8% to 3.8%	3.4%
	2023	147	7	21.53 to 21.53	14.1% to 14.1%	3.2%
	2022	129	7	18.87 to 18.87	(17.6%) to (17.6%)	2.6%
	2021	155	7	22.91 to 22.91	14.6% to 14.6%	2.6%
Dimensional VA International Value Portfolio	2025	$288	9	$30.87 to $30.87	45.6% to 45.6%	4.2%
	2024	294	14	21.20 to 21.20	6.6% to 6.6%	4.0%
	2023	259	13	19.88 to 19.88	17.9% to 17.9%	4.8%
	2022	222	13	16.87 to 16.87	(3.5%) to (3.5%)	4.0%
	2021	228	13	17.47 to 17.47	18.1% to 18.1%	4.1%
Dimensional VA Short-Term Fixed Portfolio	2025	$493	40	$12.29 to $12.29	4.3% to 4.3%	4.8%
	2024	122	10	11.78 to 11.78	5.5% to 5.5%	4.9%
	2023	115	10	11.16 to 11.16	5.0% to 5.0%	3.9%
	2022	109	10	10.64 to 10.64	(1.2%) to (1.2%)	1.0%
	2021	274	25	10.76 to 10.76	(0.2%) to (0.2%)	0.0%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Dimensional VA U.S. Large Value Portfolio	2025	$450	10	$43.94 to $43.94	15.8% to 15.8%	1.8%
	2024	515	14	37.93 to 37.93	13.4% to 13.4%	2.1%
	2023	460	14	33.46 to 33.46	10.9% to 10.9%	2.3%
	2022	423	14	30.16 to 30.16	(4.9%) to (4.9%)	2.2%
	2021	455	14	31.71 to 31.71	27.0% to 27.0%	1.8%
Dimensional VA U.S. Targeted Value Portfolio	2025	$242	6	$43.82 to $43.82	8.9% to 8.9%	1.7%
	2024	333	8	40.23 to 40.23	8.1% to 8.1%	1.4%
	2023	312	8	37.20 to 37.20	20.0% to 20.0%	1.6%
	2022	265	9	30.99 to 30.99	(4.2%) to (4.2%)	1.3%
	2021	281	9	32.35 to 32.35	39.7% to 39.7%	1.4%
DWS Alternative Asset Allocation VIP—Class A	2025	$11,261	728	$14.52 to $15.53	9.7% to 10.5%	4.0%
	2024	10,204	729	13.23 to 14.06	4.9% to 5.6%	3.7%
	2023	9,804	740	12.61 to 13.31	5.4% to 6.2%	6.6%
	2022	8,717	698	11.96 to 12.53	(8.1%) to (7.4%)	7.3%
	2021	8,412	624	13.01 to 13.54	12.0% to 12.7%	2.0%
DWS Small Cap Index VIP—Class A	2025	$5,351	311	$16.50 to $35.80	11.9% to 12.6%	1.4%
	2024	4,811	315	14.75 to 31.79	10.4% to 11.2%	1.1%
	2023	3,590	260	13.37 to 28.60	15.9% to 16.8%	1.1%
	2022	2,710	229	11.53 to 24.49	(21.2%) to (20.6%)	0.9%
	2021	3,116	208	14.63 to 30.86	13.7% to 14.5%	0.7%
DWS Small Mid Cap Value VIP—Class A	2025	$7,105	212	$30.24 to $34.21	17.4% to 18.2%	1.0%
	2024	6,149	216	25.76 to 28.94	5.5% to 6.2%	1.2%
	2023	5,922	221	24.42 to 27.24	14.1% to 14.9%	1.2%
	2022	5,395	231	21.40 to 23.70	(16.4%) to (15.8%)	0.9%
	2021	6,346	229	25.59 to 28.15	29.6% to 30.5%	1.2%
Fidelity® VIP Bond IndexPortfolio—Initial Class	2025	$5,441	565	$9.38 to $9.72	6.2% to 7.0%	3.5%
	2024	4,519	501	8.83 to 9.09	0.5% to 1.2%	3.0%
	2023	4,106	462	8.79 to 8.98	4.7% to 5.5%	2.5%
	2022	3,533	418	8.39 to 8.51	(13.8%) to (13.2%)	1.7%
	2021	4,201	430	9.73 to 9.81	(2.6%) to (2.0%)	1.0%
Fidelity® VIP ContrafundSM Portfolio—Initial Class	2025	$529,243	3,735	$68.52 to $191.25	20.6% to 21.5%	0.1%
	2024	459,645	3,924	56.41 to 158.53	32.9% to 33.8%	0.2%
	2023	364,177	4,140	42.16 to 119.33	32.5% to 33.5%	0.5%
	2022	289,597	4,373	31.59 to 90.04	(26.8%) to (26.3%)	0.5%
	2021	405,336	4,490	42.87 to 123.06	26.9% to 27.8%	0.1%
Fidelity® VIP Emerging Markets Portfolio—Initial Class	2025	$10,292	550	$17.86 to $18.84	40.2% to 41.2%	2.1%
	2024	6,310	476	12.73 to 13.34	9.3% to 10.0%	1.5%
	2023	5,569	462	11.65 to 12.13	8.9% to 9.7%	2.4%
	2022	4,381	398	10.70 to 11.06	(20.7%) to (20.1%)	2.0%
	2021	4,546	330	13.49 to 13.84	(2.9%) to (2.2%)	2.5%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Equity-Income PortfolioSM—Initial Class	2025	$123,475	1,811	$44.61 to $84.53	18.2% to 19.0%	1.8%
	2024	106,657	1,852	37.48 to 71.52	14.5% to 15.3%	1.8%
	2023	96,032	1,917	32.50 to 62.44	9.9% to 10.6%	1.8%
	2022	103,753	2,262	29.37 to 56.83	(5.6%) to (5.0%)	1.9%
	2021	110,894	2,284	30.90 to 60.21	24.0% to 24.9%	1.9%
Fidelity® VIP Extended Market Index Portfolio—Initial Class	2025	$3,173	252	$12.48 to $12.63	11.5% to 12.3%	2.4%
	2024	239	21	11.19 to 11.24	11.9% to 12.4%	1.4%
Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class	2025	$1,641	75	$21.23 to $23.20	12.5% to 13.3%	2.6%
	2024	1,554	80	18.86 to 20.47	7.0% to 7.7%	2.9%
	2023	1,487	82	17.64 to 19.00	11.6% to 12.4%	3.2%
	2022	1,771	108	15.80 to 16.91	(16.3%) to (15.7%)	2.2%
	2021	2,434	125	18.87 to 20.05	8.7% to 9.5%	1.0%
Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class	2025	$9,512	353	$25.25 to $27.59	14.7% to 15.5%	2.5%
	2024	7,853	336	22.01 to 23.89	8.6% to 9.4%	2.3%
	2023	6,889	321	20.26 to 21.83	13.9% to 14.7%	2.4%
	2022	6,377	341	17.79 to 19.03	(17.5%) to (16.9%)	2.0%
	2021	7,456	331	21.55 to 22.90	11.6% to 12.4%	1.1%
Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class	2025	$12,293	370	$30.82 to $33.67	18.0% to 18.8%	1.7%
	2024	11,010	393	26.12 to 28.35	12.3% to 13.1%	1.5%
	2023	8,874	359	23.26 to 25.07	18.1% to 18.9%	1.6%
	2022	7,372	355	19.70 to 21.08	(18.8%) to (18.3%)	1.7%
	2021	8,405	331	24.26 to 25.78	17.0% to 17.8%	1.0%
Fidelity® VIP Growth Opportunities Portfolio—Initial Class	2025	$109,511	1,495	$68.29 to $74.10	21.1% to 21.9%	0.0%
	2024	76,933	1,283	56.39 to 60.76	37.9% to 38.9%	0.0%
	2023	52,306	1,211	40.89 to 43.75	44.6% to 45.6%	0.0%
	2022	30,409	1,025	28.27 to 30.04	(38.6%) to (38.1%)	0.0%
	2021	42,209	881	46.03 to 48.56	11.2% to 11.9%	0.0%
Fidelity® VIP Growth Portfolio—Initial Class	2025	$20,068	190	$105.53 to $105.53	14.9% to 14.9%	0.3%
	2024	17,666	192	91.85 to 91.85	30.4% to 30.4%	0.0%
	2023	13,954	198	70.44 to 70.44	36.2% to 36.2%	0.1%
	2022	10,512	203	51.71 to 51.71	(24.5%) to (24.5%)	0.6%
	2021	14,160	207	68.44 to 68.44	23.2% to 23.2%	0.0%
Fidelity® VIP Health Care Portfolio—Initial Class	2025	$23,786	1,307	$17.49 to $18.33	13.6% to 14.4%	0.5%
	2024	15,833	996	15.40 to 16.02	4.4% to 5.1%	0.0%
	2023	13,184	872	14.75 to 15.24	3.5% to 4.3%	0.0%
	2022	8,870	611	14.25 to 14.62	(13.0%) to (12.4%)	0.0%
	2021	9,865	595	16.38 to 16.69	11.0% to 11.7%	0.1%
Fidelity® VIP Index 500 Portfolio—Initial Class	2025	$46,611	521	$67.01 to $89.75	17.8% to 17.8%	1.2%
	2024	40,172	529	56.89 to 76.20	24.9% to 24.9%	1.3%
	2023	39,434	648	45.55 to 61.01	26.2% to 26.2%	1.5%
	2022	31,188	647	36.10 to 48.35	(18.2%) to (18.2%)	1.5%
	2021	39,031	662	44.13 to 59.11	28.6% to 28.6%	1.3%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP International Index Portfolio—Initial Class	2025	$17,096	1,105	$15.03 to $15.58	32.2% to 33.1%	2.8%
	2024	13,055	1,122	11.37 to 11.70	4.4% to 5.1%	3.0%
	2023	11,253	1,015	10.89 to 11.13	15.3% to 16.2%	3.1%
	2022	6,900	723	9.44 to 9.58	(16.6%) to (16.0%)	2.4%
	2021	5,837	513	11.32 to 11.41	7.0% to 7.7%	2.8%
Fidelity® VIP Investment Grade Bond Portfolio—Initial Class	2025	$6,735	521	$10.89 to $23.03	6.5% to 7.2%	4.1%
	2024	3,944	246	10.23 to 21.48	1.1% to 1.8%	3.7%
	2023	3,109	170	10.12 to 21.10	5.5% to 6.2%	2.9%
	2022	2,198	117	9.60 to 19.87	(13.0%) to (3.6%)	2.3%
	2021	2,499	112	15.27 to 22.83	(0.6%) to (0.6%)	2.0%
Fidelity® VIP Mid Cap Portfolio—Initial Class	2025	$36,258	913	$32.30 to $108.77	11.0% to 11.8%	0.5%
	2024	27,449	753	29.11 to 97.33	16.7% to 17.5%	0.5%
	2023	23,583	763	24.95 to 82.84	14.3% to 15.1%	0.6%
	2022	19,313	706	21.83 to 71.98	(15.3%) to (14.7%)	0.5%
	2021	21,437	657	25.79 to 84.43	24.7% to 25.6%	0.6%
Fidelity® VIP Overseas Portfolio—Initial Class	2025	$10,638	235	$25.65 to $45.35	20.4% to 20.4%	1.6%
	2024	8,847	235	21.31 to 37.67	5.1% to 5.1%	1.7%
	2023	8,181	228	20.28 to 35.86	20.5% to 20.5%	1.1%
	2022	7,082	238	16.83 to 29.76	(24.5%) to (24.5%)	1.1%
	2021	9,173	233	22.29 to 39.41	19.7% to 19.7%	0.5%
Franklin Templeton Aggressive Model Portfolio—Class I	2025	$173,019	8,108	$20.51 to $21.34	16.5% to 17.3%	1.7%
	2024	114,626	6,301	17.61 to 18.20	17.5% to 18.3%	1.7%
	2023	68,555	4,458	14.99 to 15.38	17.6% to 18.4%	1.5%
	2022	30,967	2,385	12.75 to 12.99	(17.2%) to (16.6%)	3.6%
	2021	13,772	885	15.40 to 15.58	18.9% to 19.8%	2.7%
Franklin Templeton Conservative Model Portfolio—Class I	2025	$3,385	267	$12.25to $12.75	8.6% to 9.4%	4.2%
	2024	2,542	219	11.28 to 11.66	5.6% to 6.4%	3.8%
	2023	2,442	224	10.68 to 10.96	7.8% to 8.6%	3.4%
	2022	1,989	197	9.91 to 10.09	(13.6%) to (13.0%)	3.3%
	2021	1,352	117	11.46 to 11.59	4.2% to 5.0%	2.6%
Franklin Templeton Moderate Model Portfolio—Class I	2025	$26,135	1,590	$15.84 to $16.48	12.8% to 13.6%	2.8%
	2024	18,334	1,267	14.05 to 14.52	11.5% to 12.3%	3.1%
	2023	13,339	1,035	12.60 to 12.93	12.6% to 13.4%	2.4%
	2022	7,914	696	11.19 to 11.40	(15.4%) to (14.8%)	3.2%
	2021	5,660	424	13.22 to 13.38	11.8% to 12.5%	2.6%
Franklin Templeton Moderately Aggressive Model Portfolio—Class I	2025	$120,764	6,580	$17.66 to $18.38	14.5% to 15.3%	2.4%
	2024	83,212	5,225	15.43 to 15.94	13.7% to 14.5%	2.7%
	2023	53,916	3,876	13.57 to 13.92	15.1% to 15.9%	1.9%
	2022	27,124	2,260	11.79 to 12.01	(16.5%) to (15.9%)	3.4%
	2021	13,282	931	14.11 to 14.28	14.0% to 14.8%	2.8%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Franklin Templeton Moderately Conservative Model Portfolio—Class I	2025	$6,063	410	$14.28 to $14.86	11.0% to 11.8%	3.4%
	2024	4,894	369	12.87 to 13.30	8.9% to 9.7%	3.3%
	2023	4,776	395	11.82 to 12.12	9.8% to 10.6%	3.3%
	2022	2,809	257	10.76 to 10.96	(13.7%) to (13.1%)	2.9%
	2021	2,822	224	12.47 to 12.61	8.5% to 9.2%	2.8%
Invesco V.I. EQV International Equity Fund—Series I Shares	2025	$24,046	1,101	$18.98 to $22.64	15.7% to 16.5%	1.4%
	2024	21,449	1,144	16.40 to 19.44	(0.1%) to 0.6%	1.8%
	2023	22,167	1,195	16.42 to 19.32	17.3% to 18.1%	0.2%
	2022	19,177	1,220	13.99 to 16.35	(18.9%) to (18.3%)	1.8%
	2021	23,061	1,199	17.25 to 20.01	5.2% to 5.9%	1.3%
Invesco V.I. Global Real Estate Fund—Series I Shares	2025	$17	1	$17.42 to $17.42	7.9% to 7.9%	2.1%
	2024	15	1	16.15 to 16.15	(1.8%) to (1.8%)	2.6%
	2023	15	1	16.45 to 16.45	9.0% to 9.0%	1.5%
	2022	16	1	15.08 to 15.08	(24.9%) to (24.9%)	3.0%
	2021	20	1	20.10 to 20.10	25.7% to 25.7%	1.6%
Invesco V.I. Main Street Small Cap Fund®—Series I Shares	2025	$4,438	193	$22.23 to $23.12	7.9% to 8.7%	0.5%
	2024	3,318	157	20.59 to 21.27	11.9% to 12.7%	0.0%
	2023	2,377	126	18.40 to 18.88	17.3% to 18.1%	1.2%
	2022	1,594	100	15.69 to 15.98	(16.4%) to (15.8%)	0.7%
	2021	1,071	56	18.77 to 18.99	21.7% to 22.6%	0.4%
Janus Henderson Enterprise Portfolio—Institutional Shares	2025	$34,157	1,325	$22.46 to $119.81	6.9% to 7.7%	0.2%
	2024	29,693	1,235	21.01 to 111.27	14.8% to 15.6%	0.7%
	2023	21,815	1,028	18.30 to 96.25	17.3% to 18.1%	0.2%
	2022	15,678	850	15.61 to 81.52	(16.5%) to (15.9%)	0.2%
	2021	21,408	990	18.70 to 96.98	16.0% to 16.8%	0.3%
Janus Henderson Forty Portfolio—Institutional Shares	2025	$257	3	$80.11 to $80.11	18.1% to 18.1%	0.1%
	2024	219	3	67.81 to 67.81	28.5% to 28.5%	0.1%
	2023	155	3	52.78 to 52.78	40.0% to 40.0%	0.2%
	2022	127	3	37.71 to 37.71	(33.6%) to (33.6%)	0.3%
	2021	28	—	56.75 to 56.75	22.9% to 22.9%	0.0%
Janus Henderson Global Research Portfolio—Institutional Shares	2025	$159,893	2,778	$44.72 to $78.52	20.1% to 20.9%	0.6%
	2024	141,898	2,963	37.17 to 65.39	22.7% to 23.6%	0.8%
	2023	121,210	3,116	30.23 to 53.29	25.9% to 26.8%	0.9%
	2022	101,510	3,295	23.96 to 42.33	(20.0%) to (19.4%)	1.1%
	2021	130,664	3,404	29.89 to 52.89	17.3% to 18.1%	0.5%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
LVIP American Century Inflation Protection Fund— Service Class	2025	$368	19	$14.54 to $19.17	6.3% to 6.3%	7.3%
	2024	350	20	13.67 to 18.03	1.5% to 1.5%	3.8%
	2023	335	19	13.47 to 17.76	3.4% to 3.4%	3.3%
	2022	320	19	13.02 to 17.17	(13.1%) to (13.1%)	5.1%
	2021	379	19	14.98 to 19.76	6.3% to 6.3%	3.2%
LVIP American Century International Fund—Service Class	2025	$3,893	90	$43.09 to $43.09	15.8% to 15.8%	1.1%
	2024	3,100	83	37.20 to 37.20	2.5% to 2.5%	1.4%
	2023	3,083	85	36.31 to 36.31	12.4% to 12.4%	1.2%
	2022	2,799	87	32.30 to 32.30	(24.9%) to (24.9%)	1.3%
	2021	3,518	82	42.98 to 42.98	8.6% to 8.6%	0.0%
LVIP American Century Value Fund—Service Class	2025	$5,682	78	$72.47 to $72.47	15.9% to 15.9%	1.5%
	2024	4,798	77	62.55 to 62.55	9.3% to 9.3%	2.8%
	2023	4,400	77	57.23 to 57.23	9.0% to 9.0%	2.2%
	2022	4,187	80	52.50 to 52.50	0.3% to 0.3%	2.0%
	2021	4,353	83	52.34 to 52.34	24.3% to 24.3%	1.6%
LVIP Baron Growth Opportunities Fund—Service Class	2025	$6	—	$37.66 to $37.66	(10.1%) to (10.1%)	0.0%
	2024	5	—	41.88 to 41.88	5.4% to 5.4%	0.2%
	2023	5	—	39.72 to 39.72	17.8% to 17.8%	0.0%
	2022	18	1	33.71 to 33.71	(25.8%) to (25.8%)	0.0%
	2021	27	1	45.45 to 45.45	18.7% to 18.7%	0.0%
LVIP BlackRock Equity Dividend Fund—Standard Class	2025	$116	3	$41.51 to $41.51	13.4% to 13.4%	1.8%
	2024	100	3	36.59 to 36.59	7.2% to 7.2%	2.0%
	2023	90	3	34.14 to 34.14	3.5% to 3.5%	1.6%
	2022	91	3	32.99 to 32.99	(3.3%) to (3.3%)	1.9%
	2021	93	3	34.10 to 34.10	22.4% to 22.4%	5.3%
LVIP Fidelity Institutional AM® Total Bond Fund— Standard Class	2025	$70	5	$15.08 to $15.08	6.7% to 6.7%	4.4%
	2024	62	4	14.13 to 14.13	2.0% to 2.0%	4.4%
	2023	57	4	13.85 to 13.85	6.2% to 6.2%	4.1%
	2022	51	4	13.04 to 13.04	(13.9%) to (13.9%)	3.5%
	2021	56	4	15.14 to 15.14	(1.3%) to (1.3%)	4.9%
LVIP SSgA Mid-Cap Index Fund—Standard Class	2025	$3,836	200	$18.33 to $19.34	6.4% to 7.1%	1.2%
	2024	3,759	210	17.23 to 18.05	12.8% to 13.5%	1.4%
	2023	2,319	147	15.28 to 15.90	15.2% to 16.0%	1.5%
	2022	1,736	128	13.26 to 13.70	(14.0%) to (13.4%)	1.5%
	2021	1,927	123	15.42 to 15.82	23.5% to 24.4%	1.2%
MFS® International Intrinsic Value Portfolio—Initial Class	2025	$31,960	859	$34.43 to $39.97	32.3% to 33.3%	1.6%
	2024	23,973	859	26.01 to 29.99	6.5% to 7.2%	1.4%
	2023	20,387	783	24.43 to 27.97	16.8% to 17.7%	0.7%
	2022	16,680	753	20.91 to 23.77	(24.1%) to (23.6%)	0.8%
	2021	21,390	738	27.54 to 31.10	9.8% to 10.6%	0.3%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MFS® Investors Trust Series—Initial Class	2025	$—	—	$0.00 to $0.00	0.0% to 0.0%	0.0%
	2024	18,128	578	29.20 to 66.14	18.7% to 19.5%	0.7%
	2023	16,131	614	24.60 to 55.34	18.2% to 19.0%	0.7%
	2022	13,363	605	20.82 to 46.51	(17.1%) to (16.5%)	0.7%
	2021	15,932	602	25.11 to 55.69	25.9% to 26.8%	0.6%
MFS® Mid Cap Value Portfolio—Initial Class	2025	$15,412	693	$17.05 to $22.37	5.2% to 6.0%	1.1%
	2024	15,740	750	16.09 to 21.10	12.9% to 13.7%	1.2%
	2023	13,813	748	14.14 to 18.55	11.9% to 12.7%	1.7%
	2022	12,487	762	12.55 to 16.46	(9.4%) to (8.8%)	1.0%
	2021	11,700	650	13.76 to 18.04	30.1% to 31.0%	0.8%
MFS® New Discovery Series—Initial Class	2025	$12,725	280	$33.85 to $71.92	12.2% to 13.0%	0.0%
	2024	12,531	321	30.17 to 63.67	6.0% to 6.7%	0.0%
	2023	12,066	331	28.47 to 59.65	13.6% to 14.4%	0.0%
	2022	10,325	320	25.06 to 52.14	(30.2%) to (29.8%)	0.0%
	2021	15,485	341	35.93 to 74.23	1.1% to 1.8%	0.0%
MFS® Research International Portfolio—Initial Class	2025	$1,616	117	$13.51 to $13.87	21.2% to 22.1%	1.4%
	2024	1,043	92	11.15 to 11.36	2.4% to 3.1%	1.5%
	2023	1,085	98	10.89 to 11.02	12.2% to 13.0%	1.3%
	2022	500	51	9.71 to 9.75	(2.9%) to (2.5%)	3.1%
MFS® Research Series—Initial Class	2025	$—	—	$0.00 to $0.00	0.0% to 0.0%	0.0%
	2024	7,506	168	41.65 to 45.51	18.0% to 18.9%	0.6%
	2023	6,325	168	35.29 to 38.29	21.6% to 22.4%	0.5%
	2022	4,917	159	29.03 to 31.28	(17.8%) to (17.2%)	0.5%
	2021	5,903	158	35.31 to 37.78	23.9% to 24.8%	0.5%
MFS® Total Return Bond Series—Initial Class	2025	$3	—	$15.55 to $15.55	7.2% to 7.2%	4.4%
	2024	3	—	14.51 to 14.51	2.5% to 2.5%	4.3%
	2023	2	—	14.14 to 14.14	7.4% to 7.4%	4.1%
	2022	9	1	13.17 to 13.17	(13.9%) to (13.9%)	2.7%
	2021	12	1	15.31 to 15.31	(0.8%) to (0.8%)	3.7%
MFS® Value Series—Initial Class	2025	$9	—	$42.80 to $42.80	13.0% to 13.0%	1.6%
	2024	7	—	37.87 to 37.87	11.6% to 11.6%	1.6%
	2023	7	—	33.93 to 33.93	7.9% to 7.9%	1.6%
	2022	6	—	31.44 to 31.44	(5.9%) to (5.9%)	1.4%
	2021	6	—	33.41 to 33.41	25.5% to 25.5%	1.8%
Morgan Stanley VIF Emerging Markets Debt Portfolio— Class I	2025	$437	12	$35.35 to $35.35	15.3% to 15.3%	14.0%
	2024	403	13	30.65 to 30.65	11.2% to 11.2%	10.1%
	2023	386	14	27.56 to 27.56	11.8% to 11.8%	8.5%
	2022	363	15	24.64 to 24.64	(18.7%) to (18.7%)	7.7%
	2021	433	14	30.32 to 30.32	(2.0%) to (2.0%)	5.2%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Neuberger Berman AMT Mid Cap Growth Portfolio— Class I	2025	$28,840	706	$36.08 to $86.10	4.7% to 5.4%	0.0%
	2024	27,856	719	34.45 to 81.65	23.2% to 24.0%	0.0%
	2023	23,538	753	27.98 to 65.83	17.3% to 18.1%	0.0%
	2022	19,334	729	23.85 to 55.72	(29.2%) to (28.7%)	0.0%
	2021	25,583	686	33.70 to 78.19	12.2% to 13.0%	0.0%
Nomura VIP Emerging Markets Series—Standard Class	2025	$14,171	482	$25.48 to $29.88	80.0% to 81.3%	1.4%
	2024	7,674	473	14.06 to 16.48	4.4% to 5.1%	2.7%
	2023	7,785	504	13.38 to 15.69	13.0% to 13.8%	1.6%
	2022	6,838	503	11.76 to 13.79	(28.1%) to (27.6%)	4.2%
	2021	10,370	552	16.23 to 19.04	(3.5%) to (2.8%)	0.3%
Nomura VIP International Core Equity Series—Standard Class	2025	$2	—	$12.41 to $12.41	24.6% to 24.6%	1.3%
	2024	1	—	9.96 to 9.96	(2.5%) to (2.5%)	1.4%
Nomura VIP Small Cap Value Series—Standard Class	2025	$16,977	518	$30.29 to $33.97	7.4% to 8.2%	1.3%
	2024	15,429	508	28.20 to 31.41	10.5% to 11.3%	1.3%
	2023	14,265	523	25.51 to 28.21	8.7% to 9.4%	0.9%
	2022	12,267	493	23.48 to 25.78	(12.7%) to (12.1%)	0.8%
	2021	13,981	493	26.89 to 29.32	33.5% to 34.4%	0.8%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class	2025	$124	6	$19.67 to $19.67	12.8% to 12.8%	4.5%
	2024	114	7	17.44 to 17.44	(0.5%) to (0.5%)	3.5%
	2023	118	7	17.53 to 17.53	5.3% to 5.3%	2.3%
	2022	127	8	16.66 to 16.66	(11.0%) to (11.0%)	1.5%
	2021	136	7	18.72 to 18.72	(4.2%) to (4.2%)	5.3%
PIMCO VIT Income Portfolio—Institutional Class	2025	$4,310	324	$12.88 to $13.40	9.6% to 10.4%	5.3%
	2024	5,079	420	11.75 to 12.14	4.8% to 5.6%	6.0%
	2023	4,390	383	11.21 to 11.50	7.7% to 8.4%	5.4%
	2022	2,558	241	10.41 to 10.61	(8.3%) to (7.6%)	3.9%
	2021	893	78	11.35 to 11.49	1.4% to 2.1%	3.0%
PIMCO VIT International Bond Portfolio (U.S. Dollar- Hedged)—Institutional Class	2025	$11,119	771	$13.43 to $14.58	3.4% to 4.1%	3.6%
	2024	11,394	823	12.99 to 14.00	4.9% to 5.6%	3.7%
	2023	10,414	794	12.39 to 13.26	8.4% to 9.2%	2.7%
	2022	9,206	765	11.43 to 12.14	(10.6%) to (10.0%)	1.6%
	2021	11,468	857	12.79 to 13.49	(2.5%) to (1.8%)	1.7%
PIMCO VIT Low Duration Portfolio—Administrative Class	2025	$639	42	$15.38 to $15.38	5.5% to 5.5%	3.9%
	2024	503	35	14.57 to 14.57	4.5% to 4.5%	4.0%
	2023	558	40	13.95 to 13.95	5.0% to 5.0%	3.6%
	2022	554	42	13.29 to 13.29	(5.7%) to (5.7%)	1.7%
	2021	606	43	14.09 to 14.09	(0.9%) to (0.9%)	0.5%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT Low Duration Portfolio—Institutional Class	2025	$4,100	347	$11.24 to $12.03	4.9% to 5.7%	4.1%
	2024	3,854	344	10.71 to 11.38	3.9% to 4.7%	4.1%
	2023	5,671	526	10.31 to 10.88	4.4% to 5.1%	3.7%
	2022	5,303	516	9.87 to 10.35	(6.3%) to (5.6%)	1.9%
	2021	5,534	507	10.53 to 10.96	(1.5%) to (0.8%)	0.7%
PIMCO VIT Short-Term Portfolio—Institutional Class	2025	$865	80	$10.75 to $10.88	4.1% to 4.8%	4.2%
	2024	165	16	10.33 to 10.38	3.3% to 3.8%	2.4%
PIMCO VIT Total Return Portfolio—Administrative Class	2025	$1,321	64	$14.79 to $21.35	8.9% to 8.9%	4.1%
	2024	1,349	71	13.58 to 19.60	2.5% to 2.5%	4.0%
	2023	1,425	76	13.24 to 19.12	5.9% to 5.9%	3.6%
	2022	1,481	85	12.50 to 18.05	(14.3%) to (14.3%)	2.6%
	2021	1,778	87	14.59 to 21.06	(1.3%) to (1.3%)	1.8%
PIMCO VIT Total Return Portfolio—Institutional Class	2025	$24,858	1,918	$12.17 to $13.21	8.3% to 9.1%	4.2%
	2024	21,040	1,766	11.24 to 12.11	2.0% to 2.7%	4.2%
	2023	19,261	1,659	11.02 to 11.80	5.4% to 6.1%	3.7%
	2022	17,857	1,632	10.46 to 11.12	(14.8%) to (14.2%)	2.8%
	2021	19,825	1,554	12.28 to 12.95	(1.8%) to (1.1%)	2.0%
Principal VC Real Estate Securities Account—Class 1	2025	$22,597	1,928	$11.60 to $11.74	0.5% to 1.2%	1.6%
	2024	22,376	1,931	11.54 to 11.60	15.4% to 16.0%	0.0%
Putnam VT International Value Fund—Class IA	2025	$5,039	366	$13.62 to $13.78	34.1% to 35.1%	0.2%
	2024	45	4	10.15 to 10.20	1.5% to 2.0%	0.0%
T. Rowe Price All-Cap Opportunities Portfolio	2025	$3	—	$82.33 to $82.33	16.3% to 16.3%	0.0%
	2024	3	—	70.79 to 70.79	25.2% to 25.2%	0.1%
	2023	3	—	56.56 to 56.56	29.0% to 29.0%	0.1%
	2022	10	—	43.86 to 43.86	(21.5%) to (21.5%)	0.0%
	2021	14	—	55.87 to 55.87	20.8% to 20.8%	0.0%
T. Rowe Price Blue Chip Growth Portfolio	2025	$215	3	$80.87 to $80.87	18.7% to 18.7%	0.0%
	2024	200	3	68.11 to 68.11	35.5% to 35.5%	0.0%
	2023	153	3	50.26 to 50.26	49.3% to 49.3%	0.0%
	2022	110	3	33.67 to 33.67	(38.5%) to (38.5%)	0.0%
	2021	148	3	54.75 to 54.75	17.6% to 17.6%	0.0%
T. Rowe Price International Stock Portfolio	2025	$43	2	$22.69 to $22.69	18.4% to 18.4%	2.0%
	2024	36	2	19.17 to 19.17	3.3% to 3.3%	1.0%
	2023	34	2	18.56 to 18.56	16.2% to 16.2%	0.9%
	2022	32	2	15.97 to 15.97	(15.8%) to (15.8%)	0.8%
	2021	34	2	18.97 to 18.97	1.3% to 1.3%	0.6%
T. Rowe Price Limited-Term Bond Portfolio	2025	$251	15	$13.28 to $17.89	5.7% to 5.7%	4.3%
	2024	238	15	12.56 to 16.92	5.0% to 5.0%	4.2%
	2023	226	15	11.97 to 16.12	4.9% to 4.9%	3.3%
	2022	216	15	11.40 to 15.36	(4.5%) to (4.5%)	1.9%
	2021	235	15	11.94 to 16.09	0.1% to 0.1%	1.3%

NYLIAC VUL Separate Account-I

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000’s)	Units Outstanding (in 000’s)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
The Merger Fund VL	2025	$40	2	$16.33 to $16.33	8.6% to 8.6%	4.3%
	2024	36	2	15.03 to 15.03	3.4% to 3.4%	1.7%
	2023	33	2	14.53 to 14.53	4.3% to 4.3%	1.8%
	2022	31	2	13.93 to 13.93	0.9% to 0.9%	1.6%
	2021	30	2	13.81 to 13.81	1.1% to 1.1%	0.0%
Voya Growth and Income Portfolio—Class I	2025	$798	58	$13.49 to $13.64	17.4% to 18.2%	0.6%
	2024	79	7	11.49 to 11.54	14.9% to 15.4%	1.3%
Western Asset Core Plus VIT Portfolio—Class I	2025	$85	8	$10.66 to $10.94	7.0% to 7.7%	4.0%
	2024	68	7	9.96 to 10.15	(1.1%) to (0.4%)	9.4%
	2023	41	4	10.08 to 10.19	6.1% to 6.8%	5.3%
	2022	10	1	9.50 to 9.54	(5.0%) to (4.6%)	1.8%

Not all investment divisions are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are .05% - 1.00%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

1 Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

2 These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

NOTE 7—Subsequent Events:

At April 7, 2026, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the books or accounts for this statement that would have a material effect on the financial condition of the Account.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Policyowners of NYLIAC Variable Universal Life Separate Account-I

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of NYLIAC Variable Universal Life Separate Account-I indicated in the table below as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, other than BNY Mellon IP Technology Growth Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, and MFS® Research Series—Initial Class, which only includes a statement of changes in net assets for the period January 1, 2025 to February 7, 2025 (date of liquidation), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions of NYLIAC Variable Universal Life Separate Account-I other than BNY Mellon IP Technology Growth Portfolio—Initial Shares, MFS® Investors Trust Series—Initial Class, and MFS® Research Series—Initial Class as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

NYLI VP American Century Sustainable Equity—Initial Class (1)	American Funds® IS Washington Mutual Investors Fund—Class 2 (1)	Invesco V.I. Main Street Small Cap Fund®—Series I Shares (1)

NYLI VP Balanced—Initial Class (1)	BlackRock® Global Allocation V.I. Fund—Class I (1)	Janus Henderson Enterprise Portfolio—Institutional Shares (1)

NYLI VP Bond—Initial Class (1)	BlackRock® High Yield V.I. Fund—Class I (1)	Janus Henderson Forty Portfolio—Institutional Shares (1)

NYLI VP Candriam Emerging Markets Equity—Initial Class (1)	BNY Mellon IP Technology Growth Portfolio—Initial Shares (5)	Janus Henderson Global Research Portfolio—Institutional Shares (1)

NYLI VP CBRE Global Infrastructure—Initial Class (1)	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares (1)	LVIP American Century Inflation Protection Fund—Service Class (1)

NYLI VP Conservative Allocation—Initial Class (1)	BNY Mellon VIF Small Cap Portfolio—Initial Shares (1)	LVIP American Century International Fund—Service Class (1)

NYLI VP Dimensional U.S. Equity— Initial Class (1)	ClearBridge Variable Appreciation Portfolio—Class I (1)	LVIP American Century Value Fund—Service Class (1)

NYLI VP Epoch U.S. Equity Yield—Initial Class (1)	Columbia Variable Portfolio— Commodity Strategy Fund—Class 1 (1)	LVIP Baron Growth Opportunities Fund—Service Class (1)

NYLI VP Equity Allocation—Initial Class (1)	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 (1)	LVIP BlackRock Equity Dividend Fund—Standard Class (1)

NYLI VP Fidelity Institutional AM® Utilities—Initial Class (1)	Columbia Variable Portfolio—Intermediate Bond Fund—Class 1 (1)	LVIP Fidelity Institutional AM® Total Bond Fund—Standard Class (1)

NYLI VP Floating Rate—Initial Class (1)	Columbia Variable Portfolio—Small Cap Value Fund—Class 2 (1)	LVIP SSgA Mid-Cap Index Fund—Standard Class (1)

NYLI VP Growth Allocation—Initial Class (1)	Dimensional VA Global Bond Portfolio (1)	MFS® International Intrinsic Value Portfolio—Initial Class (1)

NYLI VP Hedge Multi-Strategy—Initial Class (1)	Dimensional VA International Small Portfolio (1)	MFS® Investors Trust Series—Initial Class (5)

NYLI VP Income Builder—Initial Class (1)	Dimensional VA International Value Portfolio (1)	MFS® Mid Cap Value Portfolio—Initial Class (1)

NYLI VP Janus Henderson Balanced— Initial Class (1)	Dimensional VA Short-Term Fixed Portfolio (1)	MFS® New Discovery Series—Initial Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

NYLI VP MacKay Convertible—Initial Class (1)	Dimensional VA U.S. Large Value Portfolio (1)	MFS® Research International Portfolio—Initial Class (1)

NYLI VP MacKay High Yield Corporate Bond—Initial Class (1)	Dimensional VA U.S. Targeted Value Portfolio (1)	MFS® Research Series—Initial Class (5)

NYLI VP MacKay Strategic Bond—Initial Class (1)	DWS Alternative Asset Allocation VIP—Class A (1)	MFS® Total Return Bond Series— Initial Class (1)

NYLI VP MacKay U.S. Infrastructure Bond—Initial Class (1)	DWS Small Cap Index VIP—Class A (1)	MFS® Value Series—Initial Class (1)

NYLI VP MFS® Investors Trust— Initial Class (2)	DWS Small Mid Cap Value VIP—Class A (1)	Morgan Stanley VIF Emerging Markets Debt Portfolio—Class I (1)

NYLI VP MFS® Research—Initial Class (2)	Fidelity® VIP Bond Index Portfolio— Initial Class (1)	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I (1)

NYLI VP Moderate Allocation—Initial Class (1)	Fidelity® VIP ContrafundSM Portfolio— Initial Class (1)	Nomura VIP Emerging Markets Series—Standard Class (1)

NYLI VP Natural Resources—Initial Class (1)	Fidelity® VIP Emerging Markets Portfolio—Initial Class (1)	Nomura VIP International Core Equity Series—Standard Class (4)

NYLI VP Newton Technology Growth—Initial Class (2)	Fidelity® VIP Equity-Income PortfolioSM—Initial Class (1)	Nomura VIP Small Cap Value Series—Standard Class (1)

NYLI VP PIMCO Real Return—Initial Class (1)	Fidelity® VIP Extended Market Index Portfolio—Initial Class (3)	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Administrative Class (1)

NYLI VP PineStone International Equity—Initial Class (1)	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class (1)	PIMCO VIT Income Portfolio— Institutional Class (1)

NYLI VP S&P 500 Index—Initial Class (1)	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class (1)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Institutional Class (1)

NYLI VP Schroders Mid Cap Opportunities—Initial Class (1)	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class (1)	PIMCO VIT Low Duration Portfolio— Administrative Class (1)

NYLI VP Small Cap Growth—Initial Class (1)	Fidelity® VIP Growth Opportunities Portfolio—Initial Class (1)	PIMCO VIT Low Duration Portfolio— Institutional Class (1)

NYLI VP U.S. Government Money Market—Initial Class (1)	Fidelity® VIP Growth Portfolio—Initial Class (1)	PIMCO VIT Short-Term Portfolio— Institutional Class (3)

NYLI VP Wellington Growth—Initial Class (1)	Fidelity® VIP Health Care Portfolio— Initial Class (1)	PIMCO VIT Total Return Portfolio— Administrative Class (1)

NYLI VP Wellington Small Cap— Initial Class (1)	Fidelity® VIP Index 500 Portfolio—Initial Class (1)	PIMCO VIT Total Return Portfolio— Institutional Class (1)

NYLI VP Winslow Large Cap Growth—Initial Class (1)	Fidelity® VIP International Index Portfolio—Initial Class (1)	Principal VC Real Estate Securities Account—Class 1 (3)

AB VPS Discovery Value Portfolio— Class A (1)	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class (1)	Putnam VT International Value Fund— Class IA (3)

AB VPS Relative Value Portfolio— Class A (1)	Fidelity® VIP Mid Cap Portfolio— Initial Class (1)	T. Rowe Price All-Cap Opportunities Portfolio (1)

Alger Capital Appreciation Portfolio— Class I-2 (1)	Fidelity® VIP Overseas Portfolio—Initial Class (1)	T. Rowe Price Blue Chip Growth Portfolio (1)

Report of Independent Registered Public Accounting Firm (Continued)

American Funds® IS Asset Allocation Fund—Class 2 (1)	Franklin Templeton Aggressive Model Portfolio—Class I (1)	T. Rowe Price International Stock Portfolio (1)

American Funds® IS The Bond Fund of America®—Class 2 (1)	Franklin Templeton Conservative Model Portfolio—Class I (1)	T. Rowe Price Limited-Term Bond Portfolio (1)

American Funds® IS Capital World Bond Fund®—Class 2 (3)	Franklin Templeton Moderate Model Portfolio—Class I (1)	The Merger Fund VL (1)

American Funds® IS Global Small Capitalization Fund—Class 2 (1)	Franklin Templeton Moderately Aggressive Model Portfolio—Class I (1)	Voya Growth and Income Portfolio—Class I (3)

American Funds® IS Growth Fund—Class 2 (1)	Franklin Templeton Moderately Conservative Model Portfolio—Class I (1)	Western Asset Core Plus VIT Portfolio—Class I (1)

American Funds® IS New World Fund®—Class 2 (1)	Invesco V.I. EQV International Equity Fund—Series I Shares (1)

American Funds® IS U.S. Government Securities Fund®—Class 2 (3)	Invesco V.I. Global Real Estate Fund—Series I Shares (1)

(1) Statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the years ended December 31, 2025 and 2024
(2) Statement of operations and statement of changes in net assets for the period February 7, 2025 (commencement of operations) through December 31, 2025
(3) Statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the year ended December 31, 2025 and the period May 1, 2024 (commencement of operations) through December 31, 2024
(4) Statement of operations for the year ended December 31, 2025 and statement of changes in net assets for the year ended December 31, 2025 and the period April 26, 2024 (commencement of operations) through December 31, 2024
(5) Statement of changes in net assets for the period January 1, 2025 to February 7, 2025 (date of liquidation)

Basis for Opinions

These financial statements are the responsibility of the New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the financial statements of each of the investment divisions of NYLIAC Variable Universal Life Separate Account-I based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment divisions of NYLIAC Variable Universal Life Separate Account-I in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodian and the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

Report of Independent Registered Public Accounting Firm (Continued)

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2026

We have served as the auditor of one or more of the investment divisions of NYLIAC Variable Universal Life Separate Account-I since at least 1994. We have not been able to determine the specific year we began serving as auditor.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of

New York Life Insurance Company)

STATUTORY FINANCIAL STATEMENTS

December 31, 2025, 2024 and 2023

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation

Opinions

We have audited the accompanying statutory financial statements of New York Life Insurance and Annuity Corporation (the “Company”), which comprise the statutory statements of financial position as of December 31, 2025 and 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 300 Madison Ave, New York, New York 10017

T: (646) 471 3000, www. pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

2

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole.

The supplemental schedule of selected financial data, summary investment schedule, investment risks interrogatories, and supplemental schedule of reinsurance contracts (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2025 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

New York, New York
February 27, 2026

3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2025	2024

	(in millions)
Assets
Bonds	$108,092	$102,133
Common and preferred stocks	856	775
Mortgage loans	20,230	17,450
Policy loans	1,104	1,024
Other invested assets	5,304	3,930
Cash, cash equivalents and short-term investments	3,715	3,363
Derivatives	989	1,519

Total cash and invested assets	140,290	130,194
Investment income due and accrued	1,134	1,031
Admitted disallowed interest maintenance reserve	442	528
Interest in annuity contracts	12,355	11,428
Other assets	1,275	1,277
Separate accounts assets	67,972	60,358

Total assets	$223,469	$204,816

Liabilities, capital and surplus
Liabilities:
Policy reserves	$123,721	$117,165
Deposit funds	2,250	1,968
Policy claims	1,119	1,112
Separate accounts transfers due and accrued	(1,380)	(1,288)
Obligations under structured settlement agreements	12,355	11,428
Amounts payable under security lending agreements	1,003	1,004
Other liabilities	2,201	2,585
Funds held under coinsurance	3,368	—
Asset valuation reserve	2,264	2,086
Separate accounts liabilities	67,955	60,339

Total liabilities	214,857	196,399

Capital and Surplus:
Capital stock - par value $10,000 (20,000 shares authorized, 2,500 issued and outstanding)	25	25
Gross paid in and contributed surplus	4,458	4,458
Special surplus for admitted disallowed interest maintenance reserve	442	528
Unassigned surplus	3,688	3,406

Total capital and surplus	8,612	8,417

Total liabilities, capital and surplus	$223,469	$204,816

See accompanying notes to financial statements.

4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Income
Premiums	$28,564	$22,044	$20,726
Net investment income	6,138	5,520	5,276
Other income	1,352	1,204	1,129

Total income	36,054	28,768	27,131

Benefits and expenses
Benefit payments:
Death benefits	2,336	2,263	2,275
Annuity benefits	3,974	4,006	3,664
Surrender benefits	19,498	17,393	16,019
Other benefit payments	158	125	103

Total benefit payments	25,966	23,787	22,061
Additions to policy reserves	6,609	4,223	3,334
Net transfers to/(from) separate accounts	767	(1,614)	(648)
Adjustment in funds withheld	88	—	—
Operating expenses	2,153	1,816	1,710

Total benefits and expenses	35,583	28,212	26,457

Gain from operations before federal and foreign income taxes	471	556	673
Federal and foreign income taxes	230	210	268

Net gain from operations	241	346	405
Net realized capital gains/(losses), after taxes and transfers to interest maintenance reserve	126	(71)	188

Net income	$367	$275	$593

See accompanying notes to financial statements.

5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Capital and surplus, beginning of year	$8,417	$8,930	$8,537
Net increase/(decrease) due to:
Net income	367	275	593
Change in net unrealized capital (losses)/gains on investments	(118)	157	(268)
Change in nonadmitted assets	(103)	(264)	(89)
Change in reserve valuation basis	51	183	31
Change in asset valuation reserve	(178)	(147)	(49)
Change in net deferred income tax	184	167	189
Dividends to parent	—	(890)	—
Other adjustments, net	(8)	6	(14)

Net increase/(decrease)	195	(513)	393

Capital and surplus, end of year	$8,612	$8,417	$8,930

See accompanying notes to financial statements.

6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Cash flows from operating activities:
Premiums received	$26,641	$18,059	$16,730
Net investment income received	5,784	5,102	4,878
Other	1,269	1,204	1,130

Total received	33,695	24,364	22,738

Benefits and other payments	20,845	19,657	18,054
Net transfers to/(from) separate accounts	858	(1,574)	(635)
Operating expenses	1,920	1,769	1,548
Federal income taxes	219	234	235

Total paid	23,842	20,085	19,202

Net cash from operating activities	9,853	4,279	3,536

Cash flows from investing activities:
Proceeds from investments sold	12,864	8,233	4,331
Proceeds from investments matured or repaid	17,639	15,028	9,850
Cost of investments acquired	(40,306)	(25,514)	(21,917)
Net change in policy loans	(74)	(97)	(66)

Net cash used in investing activities	(9,877)	(2,350)	(7,802)

Cash flows from financing and miscellaneous activities:
Dividends to parent	—	(890)	—
Other miscellaneous uses	376	627	(438)

Net cash from/(used in) financing and miscellaneous activities	376	(263)	(438)

Net increase/(decrease) in cash, cash equivalents and short-term investments	352	1,666	(4,704)
Cash, cash equivalents and short-term investments, beginning of year	3,363	1,697	6,401

Cash, cash equivalents and short-term investments, end of year	$3,715	$3,363	$1,697

See accompanying notes to financial statements.

7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(A wholly-owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS (supplemental)

	Years Ended December 31,
	2025	2024	2023
	(in millions)
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Transfer of bond investment to bond investment	$1,427	$914	$556
Transfer of assets between bond investment and other invested assets	$442	$25	$23
Capitalized interest on bonds and mortgage loans	$72	$79	$76
Depreciation/amortization on fixed assets	$112	$91	$92
Low-income housing tax credit future commitments	$38	$43	$10
Transfer of mortgage loans to other invested assets	$134	$31	$3
Transfers between equity investment and equity investment	$63	$6	$40
Funds Withheld relating to Reinsurance transactions	$3,146	$—	$—

See accompanying notes to financial statements.

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

December  31, 2025, 2024 and 2023

NOTE 1—NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (“the Company”), domiciled in the State of Delaware, is a direct, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its life and annuity business and its investment management activities. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 states of the United States of America and the District of Columbia, primarily through New York Life’s career agency force, with certain products also marketed through independent brokers, brokerage general agents and banks.

NOTE 2—BASIS OF PRESENTATION

The accompanying financial statements have been prepared using accounting practices prescribed or permitted by the Delaware State Insurance Department (“the Department” or “statutory accounting practices”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Department recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial position and results of operations of an insurance company and for determining its solvency under the Delaware State Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Changes in Accounting Policy

On September 30, 2024, the Company changed its accounting policy on the reporting of premiums and benefits on internal replacement transactions. Internal replacements refer to transactions whereby a policyholder transfers the cash surrender value from their current policy into a similar policy. Premiums and benefits from these types of exchanges are now reported gross in the statement of operations. Our previous policy, which was discussed with the Department and to which they had no objection, was to net the benefit expense against the premium income in the statement of operations. Premium income and benefit expense include $4,011 million and $3,982 million from internal replacements for 2024 and 2023, respectively. The Company’s annual statement does not reflect this change in the 2024 and 2023 reported premium and benefit amounts. Therefore, premium and benefit for 2024 and 2023 are understated in the Company’s annual statement by $4,011 million and $3,982 million, respectively. This change in accounting policy has no net impact on the Company’s profit or loss, nor does it affect surplus, as the gross reporting of premiums and benefits is offset by corresponding amounts in both income and expense.

Change in Reserve Valuation Basis

In 2025, the Department granted approval for the Company to change the reserve valuation basis for fixed deferred annuities to the Standard Valuation Law (“SVL”). Prior to this change, reserves for fixed deferred annuities with market value adjustments were computed in accordance with the minimum statutory reserve standard under the New York State Department of Financial Services (“NYSDFS”) Regulation 127, which required the use of Plan Type C valuation rates. Under the SVL, which is the Delaware minimum reserve standard, these contracts are valued using Plan Type B rates. At December 31, 2025, the impact of this change in reserve valuation basis resulted in a reduction in policy reserves and a corresponding increase in statutory surplus of $51 million.

For the year ended December 31, 2024, the Department granted approval for the Company to change the reserve valuation basis for variable deferred annuities to Section 21 of the NAIC Valuation Manual (“VM- 21”). Prior to this change, reserves for these policies were computed in accordance with the minimum statutory reserve standard

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 2—BASIS OF PRESENTATION (continued)

required under NYSDFS Regulation 213, which results in reserves that are higher than those computed pursuant to VM-21, which is the Delaware minimum reserve standard. For the index-linked account corresponding to a variable annuity product, the Company still applies Actuarial Guideline XXXV. At December 31, 2024, the impact of this change in reserve valuation basis resulted in a reduction of policy reserves of $47 million and an increase in expense allowances recognized in reserves (included in Separate Accounts transfers due and accrued) of $136 million, thereby increasing statutory surplus by $183 million.

Statutory vs. U.S. GAAP Basis of Accounting

Financial statements prepared under NAIC SAP as determined under Delaware State Insurance Law vary from those prepared under U.S. GAAP. The effects of those differences are material to the Company’s financial statements. The primary differences that would most likely be material are as follows:

Investments

•	debt securities must meet a principles-based bond definition (“PBBD”) in order to be reported as bonds under SAP, whereas a PBBD does not exist under GAAP;

•

investments in bonds are generally carried at amortized cost or values as prescribed by the Department. Investments in debt securities that do not meet the PBBD are generally reported at the lower of cost or market. Under U.S. GAAP, investments in bonds that are classified as available for sale or trading are carried at fair value, with changes in fair value of bonds classified as available for sale reflected in equity, and changes in fair value of bonds classified as trading reflected in earnings;

•

investments in noncontrolled partnerships and limited liability companies are accounted for under the equity method for both NAIC SAP and U.S. GAAP. Under the statutory equity method, undistributed income and capital gains and losses for these investments are reported in surplus as unrealized gains or losses, whereas under U.S. GAAP, in many cases, for investment companies, unrealized gains and losses are included in net investment income;

•

credit loss-related bond impairments that are deemed to be other than temporary are recorded as a direct write-down to the security without the ability to reverse those losses in the future if expected cash flows increase. Under U.S. GAAP, estimated credit losses on bonds classified as available for sale are recorded through an allowance for credit losses subject to future reversals if expected cash flows increase;

•

specific valuation allowances are established for the excess carrying value of a mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus when it is probable that based on current information and events, the Company will be unable to collect amounts due under the contractual terms of the loan agreement. Under U.S. GAAP, a valuation allowance is established for expected credit losses. The valuation allowance under U.S. GAAP is based on historical experience, current economic conditions and reasonable and supportable forecasts;

•

realized gains and losses resulting from changes in interest rates are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold, whereas under U.S. GAAP, the gains and losses are recognized in income at the time of sale;

•	certain derivative instruments are carried at amortized cost, whereas under U.S. GAAP, all derivative instruments are carried at fair value;

Insurance Contracts

•

contracts that have any mortality or morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts, whereas under U.S. GAAP, only contracts that have significant mortality or morbidity risk are classified as insurance contracts otherwise they are accounted for in a manner consistent with the accounting for interest bearing or other financial instruments;

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 2—BASIS OF PRESENTATION (continued)

•

payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances;

•

the costs related to acquiring insurance contracts (principally commissions), policy issue expenses and sales inducements are charged to income in the period incurred, whereas under U.S. GAAP, these costs are deferred when related directly to successful sales and amortized over the periods benefited;

•	life insurance and annuity reserves are based on different statutory methods and assumptions than they are under U.S. GAAP;

•

reinsurance agreements are accounted for as reinsurance on an NAIC SAP and U.S. GAAP basis if certain risk transfer provisions have been met. NAIC SAP requires the reinsurer to assume insurance risk, regardless of the significance of the loss potential, whereas U.S. GAAP requires that there is a reasonable possibility that the reinsurer may realize significant loss from assuming insurance risk; assets and liabilities from reinsurance transactions are reported net of reinsurance, whereas under U.S. GAAP, assets and liabilities from reinsurance transactions are reported gross of reinsurance;

Taxes

•

deferred income taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus, whereas under U.S. GAAP, deferred income taxes include federal and state income taxes and changes in deferred taxes are reflected in either earnings or other comprehensive income;

•

a tax loss contingency is required to be established if it is more likely than not that a tax position will not be sustained upon examination by taxing authorities. If a loss contingency is greater than 50% of the tax benefit associated with a tax position, the loss contingency is increased to 100%, whereas under U.S. GAAP the amount of the benefit for any uncertain tax position is the largest amount that is greater than 50% likely of being realized upon settlement;

Surplus

•

an asset valuation reserve (“AVR”) based on a formula prescribed by the NAIC is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are recorded directly to surplus, whereas under U.S. GAAP, no AVR is recognized;

•

certain assets, such as deferred taxes as noted above, intangible assets, furniture and equipment, and unsecured receivables are considered nonadmitted and excluded from assets, whereas they are included in assets under U.S. GAAP subject to a valuation allowance, as appropriate.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.

Bonds

Bonds that meet the PBBD are stated at amortized cost using the interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. The Company reviews all debt securities to determine if they meet the PBBD criteria to be reported as Schedule D bonds. The review includes confirming that the debt instrument represents a creditor relationship with a fixed payment schedule for one or more future payments and where any non-debt variables are nominal. For all ABS, the Company confirms that credit enhancement to our tranches is substantive from either subordination or overcollateralization. For ABS backed by cash-generating non-financial assets, the Company also confirms that cash flows produced by the collateral are meaningful as defined in SSAP No. 26 “Bonds”. Residual interests in securitizations are reported as other invested assets using the cost recovery method. Refer to Note 9 - Fair Value Measurements for discussion on the valuation approach and methods for bonds.

Under NAIC SAP, Securities Valuation Office (“SVO”)-identified investments, which include certain SVO approved exchange traded funds (“ETFs”) and mutual funds, are eligible for classification as bonds as identified in the SVO’s Purposes and Procedures Manual. SVO-identified bond ETFs are stated at fair value.

The interest method for asset-backed securities, which are included in bonds, uses current assumptions of projected cash flows. Amortization of premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality asset-backed securities backed by the U.S. government (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For all other securities, including all asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (e.g., interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

All acquisitions of securities are recorded in the financial statements on a trade date basis except for the acquisitions of private placement bonds, which are recorded on the funding date.

Preferred Stocks

Redeemable preferred stocks in “good standing” (NAIC designation of 1 to 3) are valued at amortized cost. Redeemable preferred stocks “not in good standing” (NAIC designation of 4 to 6) are valued at the lower of amortized cost or fair value. Perpetual preferred stock and mandatory convertible preferred stock are valued at fair value, not to exceed any currently effective call price. Refer to Note 9 - Fair Value Measurements for discussion on the valuation approach and methods for preferred stocks.

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

Common Stocks

Common stocks include the Company’s investments in unaffiliated stocks, which includes investments in shares of investment funds registered with the U.S. Securities and Exchange Commission (“SEC”), as well as regulated foreign open-end investment funds, which are carried at fair value. Unrealized gains and losses are reflected in surplus, net of deferred taxes. Refer to Note 9 - Fair Value Measurements for a discussion on the valuation approach and methods for common stocks.

Other than Temporary Impairments

The cost basis of bonds and equity securities is adjusted for impairments in value that are deemed to be other than temporary. An other-than-temporary loss is recognized in net income when it is anticipated that the amortized cost will not be recovered. Factors considered in evaluating whether a decline in value is other than temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; (3) the financial condition and near-term prospects of the issuer; and (4) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

When a bond (other than asset-backed securities), preferred stock or common stock is deemed other-than-temporarily impaired, the difference between the investment’s amortized cost and its fair value is recognized as a realized loss and reported in net income if the loss is credit related, or deferred in the IMR if interest related for bonds.

For asset-backed securities, the entire difference between the security’s amortized cost and its fair value is recognized in net income only when the Company (a) has the intent to sell the security or (b) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss is recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the asset-backed security prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment (“OTTI”), the impaired bond security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted (or amortized) into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts, premiums, deferred origination fees related to points, and specific valuation allowances, and are collateralized. Mortgage loans include residential mortgage loans held through a qualifying statutory trust as long as the trust meets the required criteria for look-through reporting stipulated in statutory accounting guidance. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus when it is probable that based on current information and events, the Company will be unable to collect amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by performing an internal or external current appraisal or by obtaining broker prices for residential mortgage loans. If impairment is deemed to be other-than-temporary, which can include a loan modification that qualifies as a troubled debt restructuring (“TDR”), a direct write-down is recognized as a realized loss reported in net income, and a new cost basis for the individual mortgage loan, which is equal to the fair value of the collateral, less costs to obtain and sell, is established. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for mortgage loans.

The Company accrues interest income on mortgage loans to the extent it is deemed collectible. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that the collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on mortgage loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a mortgage loan has any investment income due and accrued that is 90 days past due and collectible, the investment income will continue to accrue but all accrued interest related to the mortgage loan is reported as a nonadmitted asset, until such time that it has been paid or is deemed uncollectible.

Policy Loans

Policy loans are stated at the aggregate balance due. The excess of the unpaid balance of a policy loan that exceeds the cash surrender value is nonadmitted.

Other Invested Assets

Investments in limited partnerships and limited liability companies, including equity investments in affiliated entities organized as limited liability companies, which have admissible audits are carried at the underlying audited equity of the investee. In the absence of an admissible audit, the entire investment is nonadmitted. The financial statements of equity method investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The cost basis of limited partnerships and limited liability companies is adjusted for impairments in value deemed to be other-than -temporary, with the difference between cost and carrying value, which approximates fair value, recognized as a realized loss reported in net income. The new cost basis of an impaired limited partnership or limited liability company is not adjusted for subsequent increases in the underlying audited equity of the investee.

Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in tax credit structures, including Low Income Housing Tax Credit (“LIHTC”) LLCs, wind energy LLCs and New Market Tax Credit (“NMTC”) LLCs, which are included in other invested assets, are recorded at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded through net investment income.

Effective October 1, 2024, residual tranches of securitizations are reported using a cost recovery method, which is a practical expedient allowed under statutory accounting rules. Under the cost recovery method, distributions received are treated as a reduction of the residual’s book value. Investment income is not recognized until the book value of the residual has been reduced to zero. An OTTI is recorded when fair value of the residual is below its book value. Prior to October 1, 2024, most residuals were reported at the lower of cost or market and income was accrued using an effective yield method.

The Company invests in surplus notes issued by insurance companies as well as capital notes. Capital notes are usually issued by banks for regulatory capital purposes. Capital notes that are reported as other invested assets allow for interest cancellation in the event of financial stress without triggering an event of default. Surplus and capital notes with an NAIC 1 or NAIC 2 designation are reported at amortized cost. All other surplus and capital notes are reported at the lower of cost or market with unrealized losses reported in surplus. Surplus notes are non admitted if they are issued by an insurer that is subject to an order of liquidation, conservation, rehabilitation or a risk-based capital company action level event. Capital notes are non-admitted if the borrower’s regulatory authority halts principal or interest payments. An OTTI is recorded for surplus and capital notes when it is probable that the Company will not be able to collect all contractual cash flows under the note.

Debt securities that do not meet the PBBD are reported in other invested assets at the lower of cost or market, with unrealized losses reported in surplus. These bonds follow the same rules for amortization and OTTI as asset backed securities. Asset-backed securities that do not meet the PBBD are admitted only to the extent that their underlying collateral meets the definition of an admitted asset under statutory accounting.

Real Estate

Real estate includes properties that are directly-owned and real estate property investments that are directly and wholly-owned through a limited liability company and meet certain criteria. Real estate held for the production of income is stated at cost less accumulated depreciation and encumbrances. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less encumbrances and estimated costs to sell. If there is an indication that the carrying amount of the real estate may not be recoverable, then it must be tested for impairment. If the carrying amount of a real estate investment exceeds its undiscounted cash flows, an OTTI is recorded as a realized loss in net income, calculated as the difference between the carrying amount of the real estate investment and the fair value of the real estate investment. Depreciation of real estate held for the production of income is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over the shorter of their estimated useful life, or the remaining estimated life of the real estate. Rental revenue from leased real estate is recognized on a straight-line basis over the lease term.

Derivative Instruments

Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities, and within other income for hedges of liabilities. Net realized gains and losses are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item and when subject to the IMR, are transferred to the IMR, net of taxes.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, which means any time prior to the first quarterly hedge effectiveness assessment date, by detailing the particular risk, management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. For foreign currency swaps used under a fair value hedge designation, the Company excludes the cross-currency basis spread in its calculation of effectiveness as allowed under statutory accounting guidance. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company assesses hedge effectiveness qualitatively on a quarterly basis if (1) the initial quantitative prospective assessment demonstrates that the relationship is expected to be highly effective and (2) at inception, the Company is able to reasonably support an expectation of high effectiveness on a qualitative basis in subsequent periods. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.

The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated, or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

Derivative instruments that do not qualify or are not designated for hedge accounting are carried at fair value and changes in fair value are recorded in surplus as unrealized gains and losses, net of deferred taxes. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities and within other income for hedges of liabilities. Upon termination or maturity, the gains or losses on these contracts are recognized in net realized capital gains and losses, net of taxes. Realized gains or losses on terminated or matured derivatives, which are subject to the IMR, are transferred to the IMR, net of taxes.

The Company also uses derivatives as part of replication transactions. Replication transactions refer to derivative transactions entered into in conjunction with other investments in order to reproduce the investment characteristics of otherwise permissible investments. The accounting for derivatives used in replication transactions depends upon how the underlying cash instrument is accounted for, as well as how the replicated asset would be accounted for if acquired directly; alternatively, the Company can elect to carry the derivative at fair value. The Company uses bonds as the referenced cash instrument in its current replication transactions, and therefore, the derivatives are carried at amortized cost. The Company accrues investment income for the replicated synthetic asset throughout the life of the replication transaction. Realized gains or losses at maturity of the replication transaction, which are subject to the IMR, are transferred to the IMR, net of tax.

The Company reports cash flows from the purchase or termination of derivative instruments as cash flows from investing activities unless there is a significant financing element. Income payments, which include all cash settlements and foreign exchange payments are classified as cash flows from operating activities. Changes in receivables and payables related to collateral are reported in investing activities.

Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments that have original maturities of three months or less at date of purchase and are carried at amortized cost. Cash and cash equivalents also include money market mutual funds which are stated at fair value. Short-term investments consist of securities with remaining maturities of one year or less, but greater than three months at the time of acquisition and are carried at amortized cost, which approximates fair value.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

AVR and IMR

The AVR is used to stabilize surplus from fluctuations in the fair value of bonds, stocks, mortgage loans, real estate and other invested assets. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales (net of taxes) of bonds, preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses (net of taxes) on terminated interest rate related derivatives which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged using the grouped method. An interest related other-than-temporary impairment occurs when the Company has the intent to sell an investment at the reporting date, before recovery of the cost of the investment. For asset backed securities, the non-interest related other-than-temporary impairment is booked to the AVR, and the interest related portion to the IMR. The Company admits negative IMR up to the lesser of 10% of the current period unadjusted capital and surplus and 10% of its capital and surplus as required to be shown on the balance sheet of the statutory financial statements most recently filed with its domiciliary state insurance regulator, adjusted to exclude any net positive goodwill, electronic database processing equipment and operating system software, net deferred tax assets and admitted net negative IMR.

Loaned Securities and Repurchase Agreements

The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability in amounts payable under security lending agreements. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets sold. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income which is earned over the life of the agreement. The liability for repurchasing the assets is included in other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.

Premiums and Related Expenses

Life premiums are recognized as revenue when due. Annuity considerations are recognized as revenue when received. Commissions and other costs associated with acquiring new business are charged to operations as incurred. Amounts received or paid under deposit type contracts without mortality or morbidity risk are not reported as income or benefits but are recorded directly as an adjustment to the liability for deposit funds. Internal replacements refer to transactions whereby a policyholder transfers the surrender value from their current policy into a similar policy. Premiums and benefits from internal replacements are reported gross in the accompanying Statutory Statement of Operations.

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

Net Investment Income

Income from investments, including amortization of premium, accrual of discount and similar items, as well as income from prepayment penalties, is recorded within net investment income, unless otherwise stated herein.

Interest in Annuity Contracts and Obligations under Structured Settlement Agreements

The Company is the assumed obligor for certain structured settlement agreements. To satisfy its obligations under these agreements, the Company owns all the rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligation under these contracts and the Company’s interest in the annuity contracts are reported gross in the statement of financial position. For more details regarding the calculation of this asset and liability, refer to Note - Related Party Transactions.

Policy Reserves

Policy reserves are based on mortality tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual benefits. The Company holds reserves greater than those developed under the minimum statutory reserving rules when the valuation actuary determines that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The valuation actuary monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves. Refer to Note 12 - Insurance Liabilities for a discussion of reserves in excess of minimum NAIC requirements.

Deposit Funds

Deposit funds relate to contracts that do not subject the Company to mortality and/or morbidity risk. Amounts received as payment for these contracts, benefits paid and interest credited are reported as adjustments to the deposit fund liability. The Company’s deposit fund liability primarily relates to fixed period annuities and supplemental contracts without life contingencies. Refer to Note 12 - Insurance Liabilities for further details on this liability.

Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business. Premium income, policyholders’ benefits and policyholders’ reserves are reported net of reinsurance. Funds held under coinsurance primarily represent balances payable related to reinsurance contracts where we have ceded the Company’s risks under certain fixed deferred annuity policies. The balances are determined based on the requirements under each reinsurance agreement. Refer to Note 13 - Reinsurance for additional discussion on reinsurance.

Federal Income Taxes

The Company is a member of an affiliated group which files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company computes its share of consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in New York Life’s consolidated returns. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company generally recognizes deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) for expected future tax consequences of temporary differences between statutory and taxable income. Changes in DTAs and DTLs are recognized as a separate component of surplus (except for the net deferred taxes related to investments, which are included in unrealized gains and losses). Limitations on the admitted amount of DTA are calculated in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 101, “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit. Refer to Note 16 - Income Taxes for more detailed information about the Company’s income taxes.

Separate Accounts

The Company has established both non-guaranteed and guaranteed separate accounts with varying investment objectives which are segregated from the Company’s general account and are maintained for the benefit of separate accounts policyholders. Assets held in non-guaranteed separate accounts are stated at market value. Assets held in book value guaranteed separate accounts are carried at the same measurement basis as if the assets were held in the general account up to the value of policyholder reserves and at fair value thereafter.

The liability for separate accounts represents policyholders’ interests in the separate accounts assets, excluding liabilities representing due and accrued transfers to the general account. The liability for non-guaranteed separate accounts represents policyholders’ interests in the separate accounts assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. For the guaranteed separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.

Other Assets and Liabilities

Other assets primarily consist of net DTAs and other receivables.

Other liabilities primarily consist of derivative liabilities, reinsurance payables, amounts payable for undelivered securities and payable to parent.

Nonadmitted Assets

Under statutory accounting practices, certain assets are designated as nonadmitted assets and are not included in the accompanying Statutory Statements of Financial Position since these assets are not permitted by the Department to be taken into account in determining the Company’s financial condition.

Nonadmitted assets typically include agents’ debit balances, DTAs not realizable within three years, and receivables over ninety days past due. Changes to nonadmitted assets are reported as a direct adjustment to surplus in the accompanying Statutory Statements of Changes in Surplus.

Fair Value of Financial Instruments and Insurance Liabilities

Fair value of various assets and liabilities is included throughout the notes to the financial statements. Specifically, fair value disclosure of investments held is reported in Note 6 - Investments. Fair values for derivative instruments are included in Note 7 - Derivative Instruments and Risk Management. Fair values for insurance liabilities are reported in Note 12 - Insurance Liabilities. The aggregate fair value of all financial instruments summarized by type is included in Note 9 - Value Measurements.

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3—SIGNIFICANT ACCOUNTING POLICIES (continued)

Contingencies

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

At the inception of a guarantee, the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee.

Foreign Currency Transactions

For foreign currency items, income and expenses are translated at the average exchange rate for the period while assets and liabilities are translated using the spot rate in effect at the date of the statements. Changes in the asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses in surplus until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized capital gains and losses are reversed, and the foreign exchange gain or loss for the entire holding period is recorded as a realized capital gain or loss in net income.

NOTE 4—BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to various risks, including, but not limited to, insurance, financial, operational, and regulatory risks.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at either the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company’s insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk, and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity (“VA”) and certain variable universal life (“VUL”) products issued by the Company. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

The Company is exposed to the risks normally associated with an investment portfolio, which include general risk of loss of investment, market volatility, interest rate, liquidity, credit, valuation, regulatory change, currency, geographic and counterparty risks. In addition, the investment portfolio is exposed to climate risk, which may affect the value of the Company’s investments.

The Company is subject to various operational risks that could adversely impact its profitability, notably technology risks, which include cybersecurity. Technology risks may involve failures or inadequacies in the Company’s technology systems, including the risk of damage to or theft of Company information, whether in digital or physical formats, or breaches of the Company’s technology platforms. Operational risks also include business disruption risks, which may involve disruptions to mission-critical business functions as a result of system or infrastructure failures, malicious activity, pandemics, and natural and man-made disasters. Climate change may increase the frequency and severity of certain natural disasters that can lead to operational risks.

The Company continues to monitor the economic environment and other potential impacts that could result from current or future outbreaks of infectious diseases, viruses (including COVID-19), epidemics or pandemics.

20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 5—RECENT ACCOUNTING PRONOUNCEMENTS

Changes in Accounting Principles

Accounting changes adopted to conform to the provisions of NAIC SAP or other state prescribed accounting practices are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is generally reported as an adjustment to unassigned surplus in the period of the change in accounting principle. Generally, the cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

During 2025, the NAIC adopted revisions to SSAP No. 93 “Investments in Tax Credit Structures” to provide new guidance on the accounting, recognition, and reporting of investments where the return is substantially earned through either federal or state tax credits. Specifically, the guidance requires for all qualifying tax credit investments to be reported as Other Invested Assets on Schedule BA and accounted for under the proportional amortization method. Revisions were also made to SSAP No. 94 “State and Federal Tax Credits”, which clarifies the accounting guidance for certificated tax credits and expands the current guidance to federal tax credits, while continuing to include state tax credits. The guidance also requires these tax credits to be recorded at face value, with any discount to the certificated tax credits’ face value recorded as a deferred gain. The Company adopted the new guidance on January 1, 2025. Upon adoption, there was no significant impact to the Company’s surplus.

During 2025, the NAIC adopted revisions to SSAP No. 26 “Bonds” to incorporate a principle-based bond definition. Revisions were also made to SSAP No. 43 “Asset Backed Securities” and SSAP No. 21 “Other Admitted Assets”. The revised definition includes criteria that must be met in order for a debt instrument to be reported as a bond, classified as either an issuer credit obligation or asset-backed security. The Company adopted the new guidance on January 1, 2025. Upon adoption, the Company identified debt securities with a book adjusted carrying value (“BACV”) of $441 million and $13 million for the general account and book value separate accounts, respectively, that no longer met the definition of a bond. These debt securities were reclassified to either preferred stock or other invested assets. Prior to adoption of the new definition, these debt securities were carried at amortized cost unless they had an NAIC-6 designation, which required lower of cost or market (“LOCOM”) accounting. Details regarding these securities’ BACV and accounting measurement before and post adoption are as follows:

General Account:

Non-Bond Debt Securities	BACV at 12/31/24 as reported on Schedule D	New measurement Basis	BACV at 1/1/25 After Transition	Aggregate surplus impact after transition at 1/1/25
Debt securities reclassified to preferred stock	$236	Fair Value	$229	$(7)
Debt securities reclassified to other invested assets - (Non-Bond Debt Securities)	83	LOCOM	65	(18)
Debt securities reclassified to other invested assets - (Capital Notes)	121	Amortized cost if NAIC 1-2; LOCOM if NAIC 3-6	121	—

Total	$440		$415	$(25)

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 5—RECENT ACCOUNTING PRONOUNCEMENTS (continued)

Book Value Separate Account:

Non-Bond Debt Securities	BACV at 12/31/24 as reported on Schedule D	New measurement Basis	BACV at 1/1/25 After Transition	Aggregate surplus impact after transition at 1/1/25
Debt securities reclassified to preferred stock	$3	Fair Value	$3	$—
Debt securities reclassified to other invested assets - (Non-Bond Debt Securities)	6	LOCOM	5	(1)
Debt securities reclassified to other invested assets - (Capital Notes)	4	Amortized cost if NAIC 1-2; LOCOM if NAIC 3-6	4	—

Total	$13		$12	$(1)

During 2024, the NAIC adopted changes to SSAP No. 21 “Other Admitted Assets,” which revise the accounting guidance for residual tranches of securitizations. The new guidance provides a practical expedient that allows for the use of a cost recovery method. Under the cost recovery method, distributions received from the investment are treated as a reduction of the residual’s book value. Investment income is not recognized until the book value of the residual has been reduced to zero. The Company early adopted the new guidance on a prospective basis on October 1, 2024. There was no impact to surplus upon adoption. The Company reclassified $1 million from unrealized gains to realized gains upon adoption.

The NAIC adopted changes to SSAP No. 56 “Separate Accounts” to clarify the definition of a book value separate account and to include accounting guidance for transfers between the general account and the separate accounts. New disclosures are also required. The Company early adopted this guidance as of December 31, 2025, which did not have any financial impact.

During 2023, the NAIC adopted revisions to SSAP No. 48 “Joint Ventures, Partnerships and Limited Liability Companies”, SSAP No. 30 “Common Stock” and SSAP No. 32 “Preferred Stock” regarding residual investments. The amended guidance clarified that equity investments issued from entities that are in substance securitization vehicles are to be reported as residual investments. The adoption of this guidance had no impact to the Company’s surplus, but required the reclassification of $3 million at December 31, 2023 of investments in limited partnerships as residual investments.

In 2023, the NAIC adopted Interpretation (“INT”) 23-01, which prescribes limited-time, optional, statutory accounting guidance as an exception to the existing guidance detailed in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires non-admittance of a negative IMR. Under the INT, reporting entities are allowed to admit negative IMR if certain criteria are met. The adoption of this guidance allowed the Company to admit $459 million (including $17 million from Separate Accounts) and $544 million of negative IMR at December 31, 2025 and December 31, 2024, respectively, which increased the Company’s total assets. There was no impact to net income from this change. New disclosures required under the INT have been included in Note 6 – Investments.

In 2023, the NAIC adopted revisions to SSAP No. 86 “Derivatives”, which adopt with modification U.S. GAAP guidance in determining hedge effectiveness. More specifically, SSAP No. 86 was modified to incorporate measurement guidance for excluded components when measuring hedge effectiveness of foreign currency swaps and foreign currency forwards. In addition, new guidance was added regarding the portfolio layer method and partial term hedges for fair value hedges. The Company adopted this guidance on January 1, 2023 with no impact to surplus at adoption. New disclosures related to this guidance were added to Note 7 - Derivative Instruments and Risk Management.

The NAIC adopted revisions to SSAP No. 43R “Asset Backed Securities” to require residual tranches of securitizations to be reported as other invested assets at the lower of cost or market. Residual tranches have been defined under SSAP No. 43R as those investments in a securitization that have no contractual payments, whether

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 5—RECENT ACCOUNTING PRONOUNCEMENTS (continued)

principal or interest, or both and where payment to the holders of the instruments only occurs after contractual interest and principal payments have been made to the other tranches in the securitization based on any remaining funds. The Company adopted this guidance at December 31, 2022 and reclassified residual tranches with a book value of $94 million from Bonds to Other invested assets. The reclassification had no impact on income or surplus.

The NAIC adopted revisions to SSAP No. 25 “Affiliates and Other Related Parties” in 2022, with additional revisions issued in 2023, to clarify that for entities not controlled by voting interests, such as limited partnerships, trusts and other special purpose entities, control may be held by a general partner, servicer, or by other arrangements. The ability of the reporting entity or its affiliates to direct the management and policies of an entity through such arrangements shall constitute control as defined in SSAP No. 25. Updates were also adopted in SSAP No. 43R to clarify that investments from any arrangement that results in direct or indirect control of an investee, which include but are not limited to control through a servicer or other controlling arrangement, shall be reported as affiliated in accordance with SSAP No. 25. The Company invests in asset-backed securities issued by securitization vehicles that are managed by its asset management affiliates. These investments do not have any credit risk exposure to affiliates, but are now reported as affiliated investments in Note 6 - Investments based on the revisions adopted. Reporting these investments as affiliated only impacted disclosures and had no impact on the Company’s income or surplus.

NOTE 6—INVESTMENTS

Bonds

The carrying value and estimated fair value of bonds by maturity at December 31, 2025 and 2024, were as follows (in millions):

	2025		2024
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$9,371	$9,304	$10,551	$10,455
Due after one year through five years(1)	35,679	35,370	37,460	36,415
Due after five years through ten years	28,160	27,781	24,871	23,273
Due after ten years through twenty years	13,019	11,846	10,903	9,602
Over twenty years	21,863	18,590	18,348	14,770

Total	$108,092	$102,891	$102,133	$94,516

(1) Includes an affiliated bond issued by Madison Capital Funding LLC (“MCF”) and two affiliated bonds issued by NYL Investment Management Holdings LLC (“NYL Investments”). Refer to Note 11 - Related Party Transactions for a more detailed discussion of related party investments.

Corporate bonds are shown based on contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

In addition to the information disclosed above, short-term investments with a carrying value of $380 million and $150 million at December 31, 2025 and 2024, respectively, and cash equivalents with a carrying value of $3,554 million and $3,398 million at December 31, 2025 and 2024, respectively, are due in one year or less. Carrying value approximates fair value for these investments.

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

At December 31, 2025 and 2024, the distribution of gross unrealized gains and losses on bonds were as follows (in millions):

	2025
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
Issuer Credit Obligations:
U.S. Government Obligations (Exempt from RBC)	$2,265	$—	$1,020	$1,245
Other U.S. Government Obligations (Not Exempt from RBC)	12	—	1	11
Non-U.S. Sovereign Jurisdiction Securities	304	6	10	300
Municipal Bonds – General Obligations (Direct and Guaranteed)	1,085	8	86	1,007
Municipal Bonds – Special Revenues	3,736	23	505	3,255
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	2,494	57	121	2,430
Corporate Bonds (Unaffiliated)	55,054	638	3,064	52,628
Corporate Bonds (Affiliated)	3,452	100	2	3,550
Single Entity Backed Obligations (Unaffiliated)	1,170	36	23	1,183
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	5,841	41	223	5,660
Bank Loans - Acquired (Unaffiliated)	512	6	7	512

Total Issuer Credit Obligations	$75,926	$915	$5,060	$71,781
Asset-Backed Securities:
Agency Residential Mortgage-Backed Securities – Guaranteed (Exempt from RBC)	$2,188	$2	$304	$1,886
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	5,707	16	257	5,467
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	5,213	15	6	5,223
Non-Agency – CLOs/CBOs/CDOs (Affiliated)	224	—	—	225
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	4,753	62	125	4,690
Lease-Backed Securities – Practical Expedient (Unaffiliated)	1,232	12	31	1,212
Other Non-Financial Asset-Backed Securities – Practical Expedient (Unaffiliated)	2,569	21	30	2,560
Lease-Backed Securities – Full Analysis (Unaffiliated)	3,504	48	48	3,504
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt)	2	—	—	2
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt)	3,466	3	308	3,161
Non-Agency Residential Mortgage-Backed Securities (Unaffiliated)	3,306	38	164	3,181
Total – Asset-Backed Securities	$32,166	$217	$1,273	$31,110

Total – Issuer Credit Obligations and Asset-Backed Securities	$108,092	$1,132	$6,333	$102,891

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

	2024
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,127	$2	$1,412	$3,717
All other governments	260	1	19	243
U.S. special revenue and special assessment	9,345	23	1,129	8,238
Industrial and miscellaneous unaffiliated	83,183	456	5,550	78,089
Parent, subsidiaries, and affiliates(1)	3,298	22	6	3,314
Hybrid securities	358	5	9	353
SVO identified funds	562	—	—	562

Total	$102,133	$509	$8,126	$94,516

(1) The carrying value includes $267 million of ABS investments that are managed by affiliates of the Company but have no credit risk exposure to those affiliates.

Common and Preferred Stocks

The following table presents the carrying value and change in unrealized gains (losses) of common and preferred stocks at December 31, 2025 and 2024 (in millions):

	2025		2024
	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)
Common stocks	$627	$(39)	$732	$(9)
Preferred stocks	229	(27)	43	—

Total	$856	$(65)	$775	$(9)

Mortgage Loans

The Company’s mortgage loans are diversified by property type, location and borrower, and are collateralized. The maximum and minimum lending rates for new commercial mortgage loans funded during 2025 were 12.3% and 2.5% and funded during 2024 were 11.5% and 5.0%, respectively. For 2025 and 2024, the maximum percentage of any one commercial loan to the value of the collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 96.4% (average percentage was 60.4% and 58.1% at December 31, 2025 and 2024, respectively). For 2025 and 2024, the maximum percentage of any residential loan to the value of the collateral at the time of the loan was 94.5% (average percentage was 70.8% and 43.4% at December 31, 2025 and 2024, respectively). The Company has no significant credit risk exposure to any one individual borrower.

The majority of the Company’s commercial mortgage loans were held in a form of participations with the carrying value of $18,473 million and $17,447 million at December 31, 2025 and 2024, respectively. These loans were originated or acquired by New York Life. Refer to Note 11 - Related Party Transactions for more detail on these transactions.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6 — INVESTMENTS (continued)

At December 31, 2025 and 2024, the distribution of the mortgage loan portfolio by property type and geographic location was as follows ($ in millions):

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Industrial	$7,100	35.1%	$6,162	35.3%
Apartment buildings	6,794	33.6	4,968	28.5
Office buildings	2,759	13.6	2,881	16.5
Retail facilities	2,518	12.4	2,627	15.1
Hotels	409	2.0	356	2.0
Other	543	2.7	453	2.6
Residential	107	0.5	4	—

Total	$20,230	100.0%	$17,450	100.0%

	2025		2024
	Carrying Value	% of Total	Carrying Value	% of Total
US Region
Central	$6,304	31.2%	$5,086	29.1%
South Atlantic	4,858	24.0	4,185	24.0
Pacific	4,538	22.4	3,956	22.7
Middle Atlantic	3,774	18.7	3,516	20.1
New England	575	2.8	607	3.5
Other	1	—	—	—

Total US region	$20,050	99.1%	$17,350	99.4%

International
Europe	$81	0.4%	$—	—%
Mexico	100	0.5	100	0.6

Total international region	$180	0.9%	$100	0.6%

Total mortgage loans	$20,230	100.0%	$17,450	100.0%

At December 31, 2025 and 2024, mortgage loans of $130 million and $82 million, respectively, were past due 90 days and over.

For residential mortgage loans, a specific valuation allowance is established for loans that are delinquent over 90 days and where the fair value of the collateral is below the loan’s amortized cost. Fair value for residential mortgages is usually derived from a broker price, which is market practice for this asset class. Residential mortgage loans are generally considered permanently impaired when the loan is delinquent for 120 days or more since foreclosure is deemed to be probable at that time.

The Company maintains a watchlist of commercial mortgage loans that may potentially be impaired. Some of the general guidelines analyzed to include commercial loans within the watchlist are loan-to-value ratio (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income and expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events, among others. Collateral securing loans placed on the watchlist generally take priority in being revalued in the Company’s inspection/evaluation commercial loan program that revalues properties securing commercial mortgage loans.

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

The fair value of collateral for commercial mortgage loans (excluding credit loans) is periodically updated no less than every three years. If a loan is determined to be potentially troubled, the loan is monito red as to its status and may be revalued. Certain properties that serve as collateral for commercial mortgages have been placed on a different schedule to address additional risks that resulted from rising interest rates or distress in the market due to return to work issues. Collateral values and related loan-to-value (LTV) ratios are key indicators used to monitor credit quality and identify potential problem loans. At December 31, 2025 and 2024, LTVs on the Company’s mortgage loans were as follows (in millions):

	2025
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Industrial	Retail Facilities	Hotels	Residential	Other	Total
Above 95%	$73	$370	$—	$39	$—	$—	$7	$490
91% to 95%	52	86	—	—	—	—	—	139
81% to 90%	113	164	115	12	36	4	3	446
71% to 80%	1,075	395	144	303	—	47	16	1,982
Below 70%	5,480	1,744	6,841	2,163	373	56	516	17,174

Total	$6,794	$2,759	$7,100	$2,518	$409	$107	$543	$20,230

	2024
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Industrial	Retail Facilities	Hotels	Residential	Other	Total
Above 95%	$—	$161	$—	$—	$—	$—	$8	$170
91% to 95%	86	108	—	72	13	—	—	280
81% to 90%	76	346	—	13	—	—	—	434
71% to 80%	486	569	195	345	23	—	16	1,635
Below 70%	4,321	1,696	5,967	2,197	319	4	428	14,932

Total	$4,968	$2,881	$6,162	$2,627	$356	$4	$453	$17,450

At December 31, 2025 and 2024, impaired mortgage loans were as follows (in millions):

	2025
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$—	$—	$—	$—
Commercial	329	85	17	170	3	—

Total	$329	$85	$17	$170	$3	$—

	2024
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$—	$—	$—	$—
Commercial	63	15	98	150	5	1

Total	$63	$15	$98	$150	$5	$1

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

In 2025, the Company started investing in residential mortgage loans through a Delaware Statutory Trust (the “Trust”). The Trust owns residential mortgages in three separate series. The Company, along with New York Life and LINA, own a 100% undivided beneficial ownership in the assets of one of the series. At December 31, 2025, the Company’s cash owned through the trust was less than a million. At December 31, 2025, the Company’s investment in residential mortgages and cash owned through the Trust are as follows (in millions):

2025
Residential Mortgage Loans	Carrying Value
In good standing:
Pacific	$35
Central	24
South Atlantic	22
Middle Atlantic	19
New England	4

Total in good standing	$104

Other Invested Assets

The carrying value of other invested assets at December 31, 2025 and 2024 consisted of the following (in millions):

	2025	2024
Limited partnerships and limited liability companies(1)	$2,470	$1,723
Affiliated non-insurance subsidiaries	1,451	1,372
Capital notes and surplus notes	359	119
Tax credit investments	297	330
Residuals	433	155
Other investments	157	120
Derivative collateral	107	102
Loan to affiliates	30	9

Total other invested assets	$5,304	$3,930

(1) At December 31, 2025 and 2024, the Company had $7 million and $7 million, respectively, of investments in other invested assets that were nonadmitted, and therefore, excluded from the amounts above.

Limited partnerships and limited liability companies primarily consist of limited partnership interests in leveraged buy-out funds, real estate funds, and other private equity investments. Distributions, other than those deemed a return of capital, are recorded as Net investment income in the accompanying Statutory Statements of Operations. Undistributed earnings are included in Change in net unrealized capital gains on investments in the accompanying Statutory Statements of Changes in Capital and Surplus.

Affiliated non-insurance subsidiaries consist of the Company’s limited liability company investment in MCF. The Company owns a majority interest in MCF. Dividends are recorded in Net investment income in the accompanying Statutory Statements of Operations when declared and changes in the equity of this investment are recorded in Change in net unrealized capital gains on investments in the accompanying Statutory Statements of Changes in Capital and Surplus.

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

The Company’s investments in surplus notes and capital notes represent the Company’s investments in debt predominantly issued by insurance companies and banks, respectively. The Company’s capital notes that are reported in other invested assets were previously reported as bonds. As part of the implementation of the PBBD, these notes were reclassified as other invested assets since the issuers’ primary regulatory authority can cancel interest in the event of financial stress in a non-resolution scenario without triggering an event of default. Refer to Note 2 - Significant Accounting Policies for the accounting treatment for these instruments

The Company’s tax credit investments consists of Low Income Housing Tax Credit (“LIHTC”), wind energy, and New Market Tax Credit (“NMTC”) investments, which have the primary purpose of generating tax credits for the Company. The Company adopted the revisions to SSAP 93, effective 1/1/25, which requires all tax credit investments to be initially recorded at cost and carried at amortized cost using the proportional amortization method, unless considered impaired. Prior to 1/1/25, the LIHTC and NMTC investments were captured under SSAP 93 and reported at amortized cost using the proportional amortization method, while wind energy investments were recorded using the equity method of accounting. The amortization of these investments is reported in Net investment income in the accompanying Statutory Statement of Operations. The tax credits received on all tax credit investments are recorded in Federal and foreign income taxes in the accompanying Statutory Statement of Operations.

During 2025, 2024 and 2023, the Company recorded amortization on these investments under the proportional amortization method of $53 million, $22 million, and $17 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $59 million, $25 million, and $20 million for 2025, 2024 and 2023, respectively. Tax credit investments are periodically subject to regulatory reviews, and the Company is not aware of any adverse issues related to such regulatory reviews. There have been no significant modifications or events that resulted in a change in the nature of the investment or a change in the relationship with the underlying project for tax credit investments.

Tax credits expected to be generated each year for the subsequent five years and thereafter:

Year	Transferable	Non-transferable	Total
2026	$42	$6	$49
2027	$42	$7	$49
2028	$40	$6	$46
2029	$38	$5	$43
2030	$30	$3	$34
2031+	$104	$2	$106

At December 31, 2025, Total Carrying Value of State and Federal Tax Credits, Disaggregated by Transferable/Certificated and Non-Transferable, Gross of any Related Tax Liabilities by Jurisdiction and in Total:

2025
Description of State and Federal Tax Credits	Jurisdiction	Carrying Value(1)	Total Unused Amount(2)
State - Transferable (LIHTC)	GA	$1	3
State - Transferable (LIHTC)	MA	1	1
State - Transferable (LIHTC)	CA	5	4
Federal - Transferable	N/A	280	295
Federal - Non-Transferable	N/A	15	29

Total		$302	$332

(1)Includes $6 million of certificated tax credits which are reported in other assets on the Statutory Statements of Financial Position.

(2)Total unused tax credits represent the entire amount of tax credit available.

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6— INVESTMENTS (continued)

Total unused tax credits by jurisdiction, disaggregated by transferable/certified and nontransferable, which are fully admitted, are as follows:

2025
	State Abbreviation*	Transferable/ Certificated	Nontransferable	Total
a. State
Georgia	GA	$3	$—	$3
Massachusetts	MA	1	—	1
California	CA	4	—	4

	Total	$8	$—	$8
b. Federal		$295	$29	$324

c. Total (a+b)		$303	$29	$332

*Only applicable to State section (a) of table

The Company estimated the utilization of the remaining state and federal tax credits by projecting future premium taking into account 1) policy growth and rate changes, 2) projecting future tax liability based on projected premium, 3) tax rate and tax credits, and 4) comparing projecting future tax liability of remaining state and federal tax credits.

At December 31, 2025, the Company did not have any impairment losses as a result of impairment analysis on state and federal tax credits.

Effective October 1, 2024, residual tranches of securitizations are reported using a cost recovery method where distributions received are treated as a reduction of the residual’s book/adjusted carrying value. Investment income is not recognized until the book/adjusted carrying value of the residual has been reduced to zero. Prior to October 1, 2024, most residuals were reported at the lower of cost or market and income was accrued using an effective yield method. Interest earned on these investments is included in Net Investment Income in the accompanying Statutory Statement of Operations

The Company’s other investments consist primarily of debt securities that do not meet the PBBD. The Company’s debt securities that do not meet the PBBD are predominantly single asset, single borrower commercial mortgage backed securities where we own the only tranche or the last tranche issued by the securitization vehicle. These securities are reported at the lower of cost or market and tested for impairment.

Loans to affiliates represent loans issued to NYL Investors and are carried at amortized cost.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

Net investment income (loss) and change in unrealized gains (losses) for other invested assets for the years ended December 31, 2025 and 2024 consisted of the following (in millions):

	2025		2024		2023
	Net Investment Income (Loss)	Change in Unrealized Gains (Losses) (1)	Net Investment Income (Loss)	Change in Unrealized Gains (Losses) (1)	Net Investment Income (Loss)	Change in Unrealized Gains (Losses) (1)
Limited partnerships and limited liability companies	$63	$143	$53	$10	$47	$(58)
Affiliated non-insurance subsidiaries	131	79	98	134	345	(79)
Other Invested Assets	23	(9)	9	—	8	—
Real estate investment property	17	—	17	—	17	—
Residuals	—	—	11	4	17	(5)
Tax credit Investments	(53)	—	(38)	—	(36)	—
Loans to affiliates	1	—	1	—	1	—

Total other invested assets	$183	$213	$151	$148	$399	$(142)

(1) Includes unrealized foreign exchange gains (losses) of $28 million, $8 million and $2 million in 2025, 2024 and 2023 respectively.

Admitted Goodwill

The following table represents goodwill generated under the statutory purchase method of accounting ($ in millions):

Purchased Entity	Financial Statement Line	Acquisition Date	Cost of Acquisition	Original Amount of Goodwill	Original Amount of Goodwill Admitted	Admitted Goodwill at 12/31/25	Amortization for the Year Ended 12/31/25	Book Value	Admitted Goodwill as a % of Book Adjusted Carrying Value, Gross of Admitted Goodwill
Stone Ridge Holdings Group LLC	Other invested assets	1/19/2024	$250	$153	$153	$122	$15	$291	42%

As required under NAIC SAP, goodwill is limited in the aggregate to 10% of the acquiring entity’s capital and surplus, adjusted to exclude any net positive goodwill, electronic database processing equipment and operating system software, and net deferred tax assets. The table below shows the calculation of the Company’s adjusted surplus for purposes of the goodwill admissibility calculation ($ in millions):

	Calculation of Limitation at
	September 30, 2025	December 31, 2025
Capital and surplus	$8,596
Less:
Admitted positive goodwill	126
Admitted EDP equipment and operating system software	—
Admitted net deferred taxes	768

Total adjustments	894

Adjusted capital and surplus	$7,702

Limitation on amount of goodwill (adjusted capital and surplus times 10%)		$770
Current period reported admitted goodwill		$122
Current period admitted goodwill as a % of prior period adjusted capital and surplus		2%

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

Assets on Deposit or Pledged as Collateral

At December 31, 2025 and 2024, the Company’s restricted assets (including pledged collateral) were as follows ($ in millions):

	2025
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account	Total S/A Restricted Assets	Total	Total From Prior Year	Increase (Decrease)	Total Nonadmited Restricted	Total Admitted Restricted	Gross (Admitted and Non- admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$1,000	$—	$1,000	$1,000	$—	$—	$1,000	0.4%	0.4%
Subject to reverse repurchase agreements	510	—	510	460	50	—	510	0.2	0.2
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0	0.0
Letter stock or securities restricted as to sale - excluding Federal Home Loan Bank (“FHLB”) capital stock	—	—	—	28	(28)	—	—	0.0	0.0
FHLB capital stock	24	—	24	25	(1)	—	24	0.0	0.0
On deposit with states	5	—	5	5	—	—	5	0.0	0.0
Pledged as collateral or other restricted assets not captured in other	19		19	6	14	—	19	0.0	0.0
Collateral Assets Received and on Balance Sheet	1,725	12	1,737	—	1,737	—	1,737	0.8	0.8
Assets held under Modco Reinsurance Agreements	—	65	65	62	3	—	65	0.0	0.0
Assets held under Funds Witheld Reinsurance Agreements	3,368	—	3,368	—	3,368	—	3,368	1.5	1.5

Total restricted assets	$6,651	$77	$6,728	$1,585	$5,143	$—	$6,728	3.0%	3.0%

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

	2024
	Gross (Admitted and Nonadmitted) Restricted					Percentage
Restricted Asset Category	Total General Account	Total From Prior Year	Increase (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$1,000	$675	$325	$—	$1,000	0.5%	0.5%
Subject to reverse repurchase agreements	460	210	250	—	460	0.2	0.2
Subject to dollar repurchase agreements	—	—	—	—	—	0.0	0.0
Letter stock or securities restricted as to sale - excluding FHLB capital stock	28	37	(9)	—	28	0.0	0.0
FHLB capital stock	25	25	—	—	25	0.0	0.0
On deposit with states	5	4	1	—	5	0.0	0.0
Pledged as collateral not captured in other categories	6	10	(4)	—	6	0.0	0.0

Total restricted assets	$1,523	$961	$563	$—	$1,524	0.7%	0.7%

Loaned Securities and Repurchase Agreements

The Company participates in securities lending programs whereby securities, which are included in investments, are loaned to third-parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. At December 31, 2025, the Company recorded cash collateral received under these agreements of $1,000 million, and established a corresponding liability for the same amount, which is included in Amounts payable under security lending agreements in the accompanying Statutory Statements of Financial Position. For securities lending transactions, the carrying value of securities classified as bonds and on loan at December 31, 2025 was $983 million with a fair value of $975 million. At December 31, 2024, the carrying value was $1,010 million, with a fair value of $975 million. The reinvested collateral is reported in bonds, and Cash, cash equivalent and short-term investments in the accompanying Statutory Statements of Financial Position. The total fair value of all reinvested collateral positions was $1,045 million and $707 million at December 31, 2025 and 2024, respectively.

At December 31, 2025, the carrying value and fair value of securities held under agreements to purchase and resell was $510 million, which were classified as tri-party reverse repurchase agreements and included in Cash, cash equivalents, and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of 2 days and a weighted average yield of 3.8%. At December 31, 2024, the carrying value and fair value of securities held under agreements to purchase and resell was $460 million which were classified as tri-party reverse repurchase agreements and included in Cash, cash equivalents, and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of 2 days and a weighted average yield of 5.3%.

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

The Company participates in dollar repurchase agreements to sell and repurchase securities. The purchaser of the securities is permitted to sell or repledge those securities. The liability for repurchasing the assets is included in Borrowed money in the accompanying Statutory Statements of Financial Position. At December 31, 2025 and 2024, the Company was not a party to any dollar repurchase agreements in the general account. At December 31, 2025 and 2024, the Company was not a party to any dollar repurchase agreements in the separate accounts.

Collateral Received

At December 31, 2025 and 2024, assets received as collateral reflected within the accompanying Statutory Statements of Financial Position, along with a liability to return such collateral, were as follows ($ in millions):

	2025
Cash Collateral Assets	BACV Collateral	BACV Modco	BACV FWH	Fair Value Collateral	Fair Value Modco	Fair Value FWH	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$1,000	$—	$—	$1,000	$—	$—	0.6%	0.6%
Derivatives	725	—	—	725	—	—	0.5	0.5
Modco/FWH Assets	—	—	3,368	—	—	3,388	2.1	2.2

Total	$1,725	$—	$3,368	$1,725	$—	$3,388	3.3%	3.3%

Derivatives (separate account)	$12	$—	$—	$12	$—	$—	0.0%	0.0%
Modco/FWH Assets (separate account)	—	65	—	—	65	—	—	—

	2024
Cash Collateral Assets	Book/ Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$1,000	$1,000	0.7%	0.7%
Derivatives	1,253	1,253	0.9	0.9

Total	$2,253	$2,253	1.5%	1.6%

	2025		2024
Recognized Liability to Return Collateral	Amount	% Total Liabilities	Amount	% Total Liabilities
Amounts payable under securities lending agreements	$1,000	0.7%	$1,000	0.7%
Other liabilities (derivatives)	725	0.5	1,241	0.9
Separate accounts liabilities (derivatives)	12	—	12	—
Borrowed money (repurchase agreements)	—	—	—	—
Modco Assets	—	—	—	—
Modco Assets Separate Account	65	—	—	—
FWH Assets	3,368	2.3		—

Total	$5,170	3.5%	$2,253	1.6%

Cash received on securities lending transactions and repurchase agreements is then reinvested in short-term investments and bonds with various maturities.

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

Collateral Pledged

At December 31, 2025 and 2024, the Company did not have any assets which were received as collateral and held under Modco/Funds Withheld (FWH) Reinsurance agreements, were pledged for another purpose specific to the insurance reporting entity.

Composition of Collateral Received

The following tables present the terms and amounts of cash collateral received under security lending transactions and dollar repurchase agreements for the following types of securities loaned at December 31, 2025 and 2024 (in millions):

	2025
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$—	$—	$—	$—	$—	$—
U.S. government corporation & agencies	—	—	—	—	—	—
Foreign governments	—	—	—	—	—	—
U.S. corporate	805	—	—	—	—	805
Foreign corporate	195	—	—	—	—	195

Total general account securities lending transactions	$1,000	$—	$—	$—	$—	$1,000

	2024
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$—	$—	$—	$—	$—	$—
U.S. government corporation & agencies	2	—	—	—	—	2
Foreign governments	—	—	—	—	—	—
U.S. corporate	827	—	—	—	—	827
Foreign corporate	171	—	—	—	—	171

Total general account securities lending transactions	$1,000	$—	$—	$—	$—	$1,000

At December 31, 2025 and 2024, there were no separate account securities cash collateral received under securities lending agreements.

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

Reinvestment of Collateral Received

The following tables present the term and aggregate fair value at December 31, 2025 and 2024 from the reinvestment of all collateral received in securities lending and dollar repurchase agreements (in millions):

	2025		2024
Period to Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 days or less	537	537	773	773
31 to 60 days	225	225	25	25
61 to 90 days	159	159	84	84
91 to 120 days	20	20	27	27
121 to 180 days	31	31	26	26
181 to 365 days	63	63	35	35
1 to 2 years	—	—	70	71
2 to 3 years	10	10	—	—
Greater than 3 years	—	—	—	—

Total collateral reinvested	$1,045	$1,045	$1,039	$1,040

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.

Reverse Repurchase Agreement Transactions

The following table provides contractual maturity, maximum balance during the year, and ending balance for tri-party reverse repurchase agreements at December 31, 2025 and 2024 (in millions):

	2025		2024
	Maximum Balance	Ending Balance	Maximum Balance	Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	$512	$—	$481	$—
2 Days to 1 Week	$—	$510	$—	$460
> 1 Week to 1 Month	$—	$—	$—	$—
> 1 Month to 3 Months	$—	$—	$—	$—
> 3 Months to 1 Year	$—	$—	$—	$—
> 1 Year	$—	$—	$—	$—

At December 31, 2025 and 2024, the Company did not have any defaulted reverse repurchase agreements.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

The following table presents the fair value of securities acquired under tri-party reverse repurchase agreement transactions, which were all NAIC rating of 1, for all four quarters of 2025 and 2024 (in millions):

	Maximum Balance	Ending Balance
Fourth Quarter 2025	$512	$510
Third Quarter 2025	$509	$506
Second Quarter 2025	$512	$506
First Quarter 2025	$503	$497
Fourth Quarter 2024	$476	$460
Third Quarter 2024	$481	$458
Second Quarter 2024	$477	$460
First Quarter 2024	$465	$465

The following table presents the securities at fair value pledged as collateral used in tri-party reverse repurchase agreement transactions by remaining contractual maturity for four quarters of 2025 and 2024 (in millions):

	Overnight and Continuous	30 days or Less	31 to 90 Days	> 90 Days
Maximum Amount
Fourth Quarter 2025	$—	$—	$—	$522
Third Quarter 2025	$—	$—	$—	$520
Second Quarter 2025	$—	$—	$—	$522
First Quarter 2025	$—	$—	$—	$513
Fourth Quarter 2024	$—	$—	$—	$486
Third Quarter 2024	$—	$—	$—	$491
Second Quarter 2024	$—	$—	$—	$486
First Quarter 2024	$—	$—	$—	$475

Ending Balance
Fourth Quarter 2025	$—	$—	$—	$520
Third Quarter 2025	$—	$—	$—	$516
Second Quarter 2025	$—	$—	$—	$516
First Quarter 2025	$—	$—	$—	$507
Fourth Quarter 2024	$—	$—	$—	$469
Third Quarter 2024	$—	$—	$—	$467
Second Quarter 2024	$—	$—	$—	$469
First Quarter 2024	$—	$—	$—	$475

At December 31, 2025, and 2024, the Company had no recognized receivable for return of collateral or a recognized liability to return collateral.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as “5GI Securities” ($ in millions):

General Account	2025			2024
Investments	Number of 5GI Securities	Carrying Value	Estimated Fair Value	Number of 5GI Securities	Carrying Value	Estimated Fair Value
Issuer Credit Obligations - amortized cost	1	$—	$—	1	$—	$—
Asset backed securities - amortized cost	6	1	1	6	1	2
Preferred stock - amortized cost	—	—	—	—	—	—
Preferred stock - fair value	1	—	—	2	—	—

Total general account	8	$1	$2	9	$1	$2

Separate account:
Asset backed securities - amortized cost	—	$—	$—	—	$—	$—

Total separate account	—	$—	$—	—	$—	$—

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6 —INVESTMENTS (continued)

Collateral Loans

The following table presents the aggregate collateral loans by qualifying investment collateral as of December 31, 2025 ($ in thousands):

Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Issuer Credit Obligations
a. Affiliated	$—	$—	$—
b. Unaffiliated	462	462	—
Other Qualifying Investments
a. Affiliated	—	—	—
b. Unaffiliated	—	—	—

Total	$462	$462	$—

Wash Sales

In the course of the Company’s investment management activities, securities may be sold and repurchased within 30 days of the sale date to meet individual portfolio objectives and to achieve the ongoing rebalancing of exposure.

The Company did not have any wash sales where securities with an NAIC rating designation of 3 or below, or unrated, were sold during the year ended December 31, 2025, and reacquired within 30 days of the sale date. The details by NAIC designation of 3 or below, or unrated, securities sold during the year ended December 31, 2024, and reacquired within 30 days of the sale date are as follows ($ in millions):

2024
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	$1	$1	$1	$—
Bonds	NAIC 4	—	—	—	—
Bonds	NAIC 5	—	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	—	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock(1)		5	—	—	—

		$6	$1	$1	$—

(1) Book value of securities sold and cost of securities repurchased are both less than a million.

Admitted Negative IMR

IMR was admitted up to the lesser of 10% of the Company’s current period adjusted Capital and Surplus and 10% of its capital and surplus. Capital and Surplus was adjusted to exclude net positive admitted goodwill, electronic data processing equipment and operating system software, admitted negative IMR, and net deferred tax assets. The computation of adjusted Capital and Surplus for purposes of negative IMR admissibility is included below ($ in millions):

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6—INVESTMENTS (continued)

	2025
	Total	General Account	Insulated Separate Account	Non- Insulated Separate Account
(1) Net negative (disallowed) IMR	$459	$442	$17	$—
(2) Negative (disallowed) IMR admitted	459	442	17	—
(3) Calculated adjusted capital and surplus
Prior Period General Account Capital & Surplus	8,596
From Prior Period SAP Financials
Net Positive Goodwill (admitted)	126
EDP Equipment & Operating System Software (admitted)	—
Net DTAs (admitted)	768
Net Negative (disallowed) IMR (admitted)	477

Adjusted Capital & Surplus	$7,224

(4) Percentage of adjusted capital and surplus
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	6.4%
(5) Allocated gains/losses to IMR from derivatives

	Gains	Losses
Unamortized Fair Value Derivative Gains & Losses Realized to IMR - Prior Period	$342	$421
Fair Value Derivative Gains & Losses Realized to IMR - Added in Current Period	$262	$177
Fair Value Derivative Gains & Losses Amortized Over Current Period	$58	$65
Unamortized Fair Value Derivative Gains & Losses Realized to IMR - Current Period Total	$547	$533

The Company engages in prudent portfolio management that may require sales of its fixed income investments in order to rebalance the portfolio and match the duration of the Company’s insurance liabilities. Proceeds from the sale of fixed income investments made for these purposes are reinvested in similar assets. If sales are executed due to liquidity pressures related to the Company’s insurance contracts (i.e., excess withdrawal activity), any related realized gains and losses are not deferred into the IMR. The Company uses different derivative instruments to manage interest rate risk. Derivatives trading is made in accordance with the Company’s investment management policies and is in accordance with the Company’s derivatives use plan, which is filed with NYSDFS. The Company is allowed to include realized gains and losses arising from the sale of derivatives carried at fair value while held as the Company’s policy has historically been to defer in the IMR realized gains and losses from all of its interest rate hedges where the underlying is subject to the IMR regardless of whether the derivative is reported at fair value or amortized cost.

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, equity and currency risk, and to replicate otherwise permissible investments. These derivative instruments include foreign currency and bond forwards, interest rate and equity options, interest rate and equity futures, interest rate, total return, credit default and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes.

The Company may enter into exchange traded futures and over-the-counter (“OTC”) derivative instruments. Exchange traded derivatives are executed through regulated exchanges and require initial and daily variation margin collateral postings. The Company is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange traded futures, OTC-cleared derivatives require initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company manages its credit risk by entering into transactions with creditworthy counterparties, using master netting arrangements, and obtaining collateral where appropriate. The Company also deals with a large number of counterparties, thus limiting its exposure to any single counterparty. The Company monitors credit exposures to its OTC-bilateral counterparties by limiting transactions within specified dollar limits and adjusting transaction levels where appropriate, to minimize risk. All of the net credit exposure for the Company from derivatives transactions is with investment-grade counterparties. In addition, certain of the Company’s agreements require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the agreements or full collateralization of the positions thereunder. The Company’s policy is to not offset amounts for derivatives executed with the same counterparty under the same master netting agreement with the associated collateral.

Collateralization plays a central role in the Company’s mitigation of risk related to derivatives. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes (“CSAs”) negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. CSAs define the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The Variation Margin CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. Cash collateral received by the Company under Variation Margin CSAs is invested in short-term investments. The Company also enters into Initial Margin CSAs with many of its OTC-bilateral counterparties. These documents require additional margin to be posted to and collected from counterparties to OTC-bilateral derivatives to cover market movements over a ten day close-out period. This “initial margin” must be maintained at a third-party custodian, without any right of rehypothecation. Securities posted by the Company as collateral under derivative contracts continue to be reported as assets in the Company’s Statutory Statements of Financial Position. Securities received as collateral under derivative contracts are not reported in the Company’s Statutory Statements of Financial Position.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date. At December 31, 2025 and 2024, the Company held collateral for derivatives of $808 million and $942 million, respectively, including $186 million and $105 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $5 million and $8 million at December 31, 2025 and 2024, respectively.

Interest Rate Risk Management

The Company enters into interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate (Treasury) futures are used by the Company to hedge reinvestment risk of the Company’s fixed income portfolio. Interest rate futures are exchange traded contracts to buy or sell a bond at a specific price at a future date. Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. These contracts include Interest Rate Caps and Swaptions. Interest Rate Caps allow the Company to receive payments from counterparties should an agreed upon interest rate level be reached. Interest Rate Swaptions give the Company an option, but not an obligation to take delivery of an interest rate swap at a predetermined fixed rate and tenor or to cash settle for value.

Currency Risk Management

The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception and calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

Equity Risk Management

The Company purchases equity options and equity futures to minimize exposure to the equity risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid related to option contracts at the time the agreements are entered into.

The Company enters into total return swaps to hedge equity exposure in the general account portfolio.

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Replication Transactions

Bond forwards are paired with other investment grade bonds in replication transactions to generate the return and price risk of long-dated fixed income securities.

Interest rate swaps are paired with floating rate bonds in replication transactions to generate the return and price risk of fixed rate coupon securities

Credit default swaps are paired with investment grade bonds in replication transactions to generate the return and price risk of long dated corporate bonds.

The following tables present the notional amount, gross fair value and carrying value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting at December 31, 2025 and 2024 (in millions):

	2025
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$231	$13	$6	$13	$8
Interest rate swaps	Interest	12	1	—	—	—

Total cash flow hedges		242	13	6	13	8
Fair value hedges:
Foreign currency swaps	Currency	5,871	374	183	205	243
Replications:
Bond forwards	Interest	—	—	—	—	—
Interest rate swaps	Interest	1,905	9	1	—	—
Credit default swaps	Interest	706	11	—	7	1

Total replications		2,611	20	1	7	1

Total derivatives qualifying and designated		8,724	407	190	225	252

Derivatives not designated:
Foreign currency forwards	Currency	440	—	4	—	4
Foreign currency swaps	Currency	796	57	8	57	8
Futures	Interest	154	—	—	—	—
Equity options	Equity	48,294	498	—	498	—
Interest rate options	Interest	4,739	1	—	1	—
Interest rate swaps	Interest	10,136	207	123	207	123
Bond forwards	Interest	—	—	—	—	—

Total derivatives not designated		64,559	764	136	764	136

Total derivatives		$ 73,283	$ 1,171	$ 325	$ 989	$ 387

The Company owns warrants with a notional amount totaling $0.6 million which have a market value and carrying value of $0 at December 31, 2025

(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.

(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.

(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

	2024
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$242	$21	$1	$26	$1
Interest rate swaps	Interest	262	1	—	—	—

Total cash flow hedges		503	22	1	26	1
Fair value hedges:
Foreign currency swaps	Currency	4,920	511	29	424	12
Bond forwards	Interest	—	—	—	—	—
Interest rate swaps	Interest
Credit default swaps	Interest	275	5	—	1	—

Total replications		275	5	—	1	—

Total derivatives qualifying and designated		5,698	538	30	451	13

Derivatives not designated:
Foreign currency forwards	Currency	342	15	—	15	—
Foreign currency swaps	Currency	542	80	4	80	4
Futures	Interest	16	—	—	—	—
Equity options	Equity	23,479	336	—	336	—
Interest rate options	Interest	4,915	13	—	13	—
Interest rate swaps	Interest	10,883	624	228	624	228
Bond forwards	Interest	225	—	27	—	27
Total return swaps	Equity	—	—	—	—	—

Total derivatives not designated		40,401	1,068	259	1,068	259

Total derivatives		$46,100	$1,606	$289	$1,519	$271

(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.

(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.

(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.

Derivatives Qualifying and Designated

Cash Flow Hedges

The Company’s cash flow hedges primarily include hedges of foreign currency denominated assets. Derivative instruments used in cash flow hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company designates and accounts for the following qualified cash flow hedges: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

The following table presents the effects of derivatives in cash flow hedging relationships for the years ended December 31, 2025, 2024 and 2023 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2025	2024	2023	2025	2024	2023	2025	2024	2023
Foreign currency swaps	$(20)	$12	$(12)	$(1)	$1	$2	$2	$3	$3
Interest rate swaps	—	—	—	—	—	—	—	(3)	—

Total	$(20)	$12	$(12)	$(1)	$1	$2	$2	$—	$3

(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

Fair Value Hedges

The Company’s fair value hedges primarily consist of hedges of foreign currency denominated assets whereby the Company enters into foreign currency swaps to hedge its foreign currency exposure. Derivative instruments used in fair value hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company excludes the cross-currency basis spread in its foreign currency swaps from the assessment of effectiveness as allowed under SSAP No. 86. The fair value of the cross-currency basis spread on the Company’s foreign currency swaps, which was excluded from the assessment of effectiveness at December 31, 2025 was $229 million.

	Gain or (Loss) Recognized in Surplus(1)			Gain or (Loss) Recognized in Net Realized Capital Gains (Losses)			Gain or (Loss) Recognized in Net Investment Income
Derivative Type	2025	2024	2023	2025	2024	2023	2025	2024	2023
Foreign currency swaps	$(438)	$102	$(37)	$8	$(10)	$1	$68	$63	$7

Total	$(438)	$102	$(37)	$8	$(10)	$1	$68	$63	$7

(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

Derivatives Replications

The following table presents the effects of derivatives in replication relationships for the years ended December 31, 2025, 2024 and 2023 (in millions):

	Gain or (Loss) Recognized in Surplus(1)			Gain or (Loss) Recognized in Net Realized Capital Gains (Losses)			Gain or (Loss) Recognized in Net Investment Income
Derivative Type	2025	2024	2023	2025	2024	2023	2025	2024	2023
Bond forwards	$—	$—	$—	$—	$(117)	$(227)	$—	$1	$7
Interest rate swaps							(6)
Credit default swaps	—	—	—	3	—	—	4	2	—

Total	$—	$—	$—	$3	$(117)	$(227)	$(2)	$4	$7

(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized capital losses on investments in the accompanying Statutory Statements of Changes in Surplus.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 7—DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated

The following table summarizes the surplus and net income impact on derivative instruments not designated for the years ended December 31, 2025, 2024 and 2023 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2025	2024	2023	2025	2024	2023	2025	2024	2023
Equity options	$46	$8	$61	$133	$101	$23	$—	$—	$—
Foreign currency forwards	(18)	15	6	(12)	4	(12)	—	—	—
Foreign currency swaps	(38)	(2)	(293)	6	16	42	6	7	52
Futures	1	7	(8)	—	10	(11)	—	—	—
Interest rate options	—	(5)	(54)	(18)	(27)	(10)	—	2	1
Interest rate swaps	(310)	68	152	154	2	6	40	58	(102)
Bond forwards	27	(16)	(11)	(29)	—	—	—	—	—
Total return swaps	—	—	—	—	—	—	21	—	—

Total	$(293)	$76	$(146)	$234	$105	$37	$67	$66	$(48)

(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized capital gains on investments in the accompanying Statutory Statements of Changes in Surplus.

NOTE 8—SEPARATE ACCOUNTS

Separate Accounts Activity

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions, including VUL insurance products guaranteed, VUL insurance products non-guaranteed, VA products non-guaranteed, UL insurance products guaranteed.

In accordance with the domiciliary state procedures for approving items within separate accounts, the classification of the separate accounts is subject to Section 2932 of the Delaware Insurance Code and the regulations thereunder. Assets of guaranteed separate accounts are invested in accordance with the provisions of Chapter 13 of the Delaware Insurance Code.

All items that were permitted for separate accounts reporting were supported by state statute.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8—SEPARATE ACCOUNTS (continued)

The assets legally and not legally insulated from the general account at December 31, 2025 and 2024 are attributed to the following products or transactions (in millions):

	2025		2024
Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(1)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(2)
VA products non-guaranteed	$43,115	32	39,072	33
VUL insurance products non-guaranteed	18,461	5	14,924	8
UL insurance products guaranteed	6,113	82	5,922	167
VUL insurance products guaranteed	148	17	207	26

Total	$67,837	$136	$60,125	$234

(1) Separate accounts assets classified as not legally insulated support: $100 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $17 million of surplus , $13 million of derivatives, and $6 million of other liabilities.

(2) Separate accounts assets classified as not legally insulated support: $190 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $19 million of surplus, $13 million of derivatives, $10 million of other liabilities, and $2 million of payable for securities.

Guaranteed Separate Accounts

The Company maintains five book value guaranteed separate accounts for UL insurance policies and one book value guaranteed separate account for a private placement VUL policy. Total assets in these accounts were $6,359 million and $6,321 million at December 31, 2025 and 2024, respectively, and are included in the Company’s asset adequacy testing. These accounts provide a guarantee of principal and interest, subject to a market value adjustment upon certain surrenders, and a transfer adjustment charge is imposed upon certain transfers. Interest rates on these contracts may be adjusted periodically. The assets of these separate accounts are stated at amortized cost up to the value of policyholder reserves, with any excess assets stated at fair value. Certain derivatives not qualifying for hedge accounting are stated at fair value. The book value separate accounts generally do not pass through all investment performance to policyholders, as certain investment limitations are imposed on the assets supporting these accounts, and no risk charges were paid to the general account during 2025 or 2024.

Non-Guaranteed Separate Accounts

The Company maintains non-guaranteed separate accounts for its VA and VUL products, some of which are registered with the SEC. Assets in non-guaranteed separate accounts were $61,613 million and $54,037 million at December 31, 2025 and 2024, respectively. The assets of these separate accounts represent investments in shares of New York Life Investments Funds Trust and other non-proprietary insurance-dedicated funds.

Certain of these variable contracts have guaranteed minimum death benefit (“GMDB”) and guaranteed minimum accumulation benefit (“GMAB”) features that are guaranteed by the assets of the general account.

To compensate the general account for the risk taken, the separate accounts have paid risk charges as follows for the past five years (in millions):

Year	Amount
2025	$59
2024	$62
2023	$65
2022	$67
2021	$62

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8—SEPARATE ACCOUNTS (continued)

The general account of the Company made payments toward separate accounts guarantees as follows for the past five years (in millions):

Year	Amount
2025	$3
2024	$3
2023	$12
2022	$12
2021	$4

The general account holds reserves on these guarantees. Refer to Note 12 - Insurance Liabilities for discussion of GMAB and GMDB reserves.

Information regarding the separate accounts of the Company at and for the years ended December 31, 2025 and 2024 is as follows (in millions):

	$	$	$	$
	2025
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$313	$—	$6,023	$6,336

Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$60,232	$60,232
Amortized cost	5,583	677	—	6,260

Total reserves	$5,583	$677	$60,232	$66,492

By withdrawal characteristics:
With fair value adjustment	$5,583	$677	$—	$6,260
At fair value	—	—	60,232	60,232

Total reserves	$5,583	$677	$60,232	$66,492

	2024
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$14	$—	$3,472	$3,486

Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$52,743	$52,743
Amortized cost	5,398	731	—	6,129

Total reserves	$5,398	$731	$52,743	$58,872

By withdrawal characteristics:
With fair value adjustment	$5,398	$731	$—	$6,129
At fair value	—	—	52,743	52,743

Total reserves	$5,398	$731	$52,743	$58,872

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 8—SEPARATE ACCOUNTS (continued)

The following is a reconciliation of net transfers from the general account to the separate accounts (in millions):

	$		$		$
	2025		2024		2023
Transfers to separate accounts		$6,338		$3,486		$3,046
Transfers from separate accounts		(5,571)		(5,100)		(3,694)

Net transfers (from)/to separate accounts		$767		$(1,614)		$(648)

NOTE 9—FAIR VALUE MEASUREMENTS

The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, “Fair Value Measurements”. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1	Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2	Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3	Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

Determination of Fair Value

The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process. At December 31, 2025, the Company had less than $1 million price challenges on general account and separate account securities for what it received from third party pricing services. At December 31, 2024, the Company did not have any price challenges on general account and separate account securities for what it received from third party pricing service

In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

The following tables present the estimated fair value and carrying value of the Company’s financial instruments at December 31, 2025 and 2024 (in millions):

	$		$		$		$		$		$
	2025
	Fair Value		Carrying Value		Level 1		Level 2		Level 3		NAV as a Practical Expedient
Assets:
Issuer Credit Obligations		$71,780		$75,926		$—		$68,573		$3,207		$—
Asset Backed Securities		31,111		32,166		—		28,984		2,127		—

Total Bonds		102,891		108,092		—		97,557		5,334		—
Preferred stocks		229		229		—		229		—		—
Common stocks(1)		627		627		560		—		26		41
Mortgage loans		19,901		20,230		—		—		19,901		—
Cash, cash equivalents and short-term investments		3,715		3,715		226		3,489		—		—
Derivatives		1,171		989		—		1,171		—		—
Derivatives collateral		107		107		—		107		—		—
Other invested assets(1)		1,264		1,188		—		447		818		—
Investment income due and accrued		1,134		1,134		—		1,134		—		—
Separate accounts assets		67,556		67,955		57,567		4,765		1,164		4,060

Total assets		$198,595		$204,266		$58,353		$108,900		$27,241		$4,102

Liabilities:
Deposit fund contracts:
Annuities certain		$1,875		$1,896		$—		$—		$1,875		$—
Derivatives		325		387		—		325		—		—
Derivatives collateral		725		725		—		725		—		—
Amounts payable under securities lending agreements		1,003		1,003		—		1,003		—		—
Payable to parent and affiliates		186		186		—		186		—		—
Separate accounts liabilities		16		13		—		16		—		—

Total liabilities		$4,130		$4,210		$—		$2,255		$1,875		$—

(1) Excludes investments accounted for under the equity method.

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

	$		$		$		$		$		$
	2024
	Fair Value		Carrying Value		Level 1		Level 2		Level 3		NAV as a Practical Expedient
Assets:
Bonds		$94,516		$102,133		$562		$89,173		$4,780		$—
Preferred stocks		43		43		—		15		28		—
Common stocks(1)		732		732		707		—		25		—
Mortgage loans		16,595		17,450		—		—		16,595		—
Cash, cash equivalents and short-term investments		3,363		3,363		141		3,222		—		—
Derivatives		1,606		1,519		—		1,606		—		—
Derivatives collateral		101		101		—		101		—		—
Other invested assets(1)		606		576		—		142		464		—
Investment income due and accrued		1,031		1,031		—		1,031		—		—
Separate accounts assets		59,746		60,342		51,777		4,506		1,133		2,329

Total assets		$178,339		$187,290		$53,187		$99,796		$23,026		$2,329

Liabilities:
Deposit fund contracts:
Annuities certain		$1,582		$1,625		$—		$—		$1,582		$—
Derivatives		289		271		—		289		—		—
Derivatives collateral		1,241		1,241		—		1,241		—		—
Amounts payable under securities lending agreements		1,004		1,004		—		1,004		—		—
Payable to parent and affiliates		170		170		—		170		—		—
Separate accounts liabilities		16		13		—		16		—		—

Total liabilities		$4,301		$4,324		$—		$2,719		$1,582		$—

(1) Excludes investments accounted for under the equity method.

Bonds

For U.S. SAP, bonds reported as Level 1 represent investments in certain SVO approved ETF and mutual funds. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available. All other ETFs and mutual funds are classified and accounted for as common stock.

Securities priced using a pricing service are generally classified as Level 2. Third-party pricing services generally use an income-based valuation approach by using a discounted cash-flow model or it may also use a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable inputs.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognized, reliable and well regarded benchmarks by participants in the financial services industry, which represent the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions. These securities are classified as Level 2.

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Included in bonds are affiliated bonds from MCF and NYL Investments. The affiliated bond from MCF which had a carrying value of $2,690 million and a fair value of $2,790 million at December 31, 2025, and a carrying value of $2,269 million and a fair value of $2,289 million at December 31, 2024. The fair value of this security is calculated internally and may include inputs that may not be observable. Therefore, this security is classified as Level 3. Also included in bonds is an affiliated bond from NYL Investments which had a carrying value of $762 million and fair value of $760 million at December 31, 2025, and a carrying value of $762 million and a fair value of $756 million at December 31, 2024. The fair value of this security is calculated internally using observable inputs and is therefore classified as Level 2.

Preferred Stocks

Preferred stocks valued using prices from third-party pricing services generally use a discounted cash flow model or a market approach to arrive at the security’s fair value and are classified as Level 2. Preferred stocks classified as Level 3 are valued based on internal valuations where significant inputs are deemed to be unobservable.

Common Stocks

These securities are comprised of exchange traded U.S. and foreign common stock and mutual funds. The fair value of these securities is primarily based on unadjusted quoted prices in active markets that are readily and regularly available and are classified as Level 1. Common stocks that do not trade in an active market and are valued based on prices obtained from independent pricing vendors using unadjusted quoted prices in active markets for similar securities that are readily and regularly available are classified as level 2. Common stocks priced through an internal valuation where significant inputs are deemed to be unobservable, including securities issued by government organizations where fair value is fixed, are classified as Level 3. For common stocks that do not have a readily available fair value, net asset value (“NAV”) is used as a practical expedient.

Mortgage Loans

The estimated fair value of mortgage loans is determined using an income approach, based upon the present value of the expected cash flows discounted at a market yield using an internally calculated spread. The spread is based on management’s judgment and assumptions, which takes into account matters such as property type, LTV and remaining term of each loan, etc. The spread is a significant component of the pricing inputs, and therefore, these investments are classified as Level 3.

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

Cash, Cash Equivalents, Short-term Investments and Investment Income Due and Accrued

Cash on hand and money market mutual funds are classified as Level 1. Cash overdrafts (i.e. outstanding checks) are classified as Level 2. Due to the short-term maturities of cash equivalents, short term investments, and investment income due and accrued, carrying value approximates fair value and is classified as Level 2.

Derivatives (including Separate Accounts Liabilities – Derivatives)

The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives that are exchange-traded, which are valued using quoted prices in an active market. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility and other factors. Exchange-traded derivatives are valued using a market approach as fair value is based on quoted prices in active market and are classified as Level 1. OTC derivatives that trade in liquid markets, where model inputs are observable for substantially the full term, are classified as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.

Derivatives Collateral (including Separate Accounts Liabilities – Collateral)

The carrying value of these instruments approximates fair value since these assets and liabilities are generally short-term in nature and are classified as Level 2.

Other Invested Assets

Other invested assets are principally comprised of tax credit investments, surplus notes, capital notes, single asset single borrower commercial mortgage backed securities, affiliated loans, residual tranches of securitizations and other investments with characteristics of debt. Surplus notes, capital notes and single asset single borrower commercial mortgage backed securities are valued using prices from third-party pricing services that generally use a discounted cash-flow model or a market approach to arrive at the security’s fair value and are classified as Level 2. The fair value of affiliated loans and the tax credit investments is derived using an income valuation approach, which is based on a discounted cash flow calculation using a discount rate that is determined internally and therefore classified as Level 3. The fair value of the majority of the other investments with debt characteristics and the majority of the residual tranches of securitizations is derived using an income valuation approach, which is based on a discounted cash flow calculation that may or may not use observable inputs and therefore is classified as Level 3.

Separate Accounts Assets (including Collateral)

Separate accounts assets reported as Level 1 in the fair value hierarchy are mostly comprised of ETFs, common stocks and actively traded open-end mutual funds with a daily NAV. The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third-party asset managers. Common stocks are generally traded on an exchange. Separate accounts assets reported as Level 2 relate to investments in U.S. government and treasury securities, corporate bonds and mortgage-backed securities. These separate accounts assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

Separate accounts assets reported as Level 3 relate to investments in corporate bonds. These are instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

The following tables provide additional information for investments that are measured using NAV as a practical expedient to estimate fair value, as allowed under authoritative guidance, for investments that meet specified criteria (in millions):

2025
Category of Investment	Investment Strategy	NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Hedge Fund	Multi-Strategy	3,041	—	Monthly, Quarterly, Semi Annually and Annually	180 days or less
Hedge Fund	Fixed Income Arbitrage	81	—	Quarterly	100 days or less
Hedge Fund	Long/Short Equity	8	—	Monthly	30 days
Private Equity	Venture Capital	930	—	Quarterly	95 days
Mutual Fund	Private Credit	41	—	Quarterly	6 months

		$4,102	$—

2024
Category of Investment	Investment Strategy	NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Hedge Fund	Multi-Strategy	$2,025	$—	Monthly, Quarterly, Semi Annually and Annually	180 days or less
Hedge Fund	Fixed Income Arbitrage	65	—	Quarterly	100 days or less
Hedge Fund	Long/Short Equity	6	—	Monthly	30 days
Private Equity	Venture Capital	233	—	Quarterly	95 days

		$2,329	$—

Annuities Certain

Fair values for annuities certain liabilities are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

The following tables present the balances of assets and liabilities measured at fair value at December 31, 2025 and 2024 (in millions):

	2025
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
Issuer Credit Obligations	$—	$3	$1	$—	$4
Asset Backed Securities	—	16	—	—	16

Total bonds	—	19	1	—	20
Preferred stocks	—	229	—	—	229
Common stocks	560	—	26	41	627
Derivatives	—	764	—	—	764
Separate accounts assets	57,553	8	—	4,060	61,621
Other invested assets	—	49	56	—	105

Total assets at fair value	$58,113	$1,069	$83	$4,102	$63,365

Liabilities at fair value
Derivatives	$—	$135	$—	$—	$135
Separate accounts liabilities - derivatives(1)	—	1	—	—	1

Total liabilities at fair value	$—	$136	$—	$—	$136

(1) Separate account contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

	2024
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
SVO-identified bond ETF	$562	$—	$—	$—	$562
U.S. corporate	—	10	—	—	10
Foreign corporate	—	3	—	—	3
Non-agency RMBS	—	—	—	—	—
Non-agency CMBS	—	23	—	—	23
Non-agency ABS	—	—	—	—	—

Total bonds	562	36	—	—	599
Preferred stocks	—	15	28	—	43
Common stocks	707	—	25	—	732
Derivatives	—	1,068	—	—	1,068
Separate accounts assets	51,708	8	—	2,329	54,045
Other invested assets	—	—	73	—	73

Total assets at fair value	$52,978	$1,127	$127	$2,329	$56,561

Liabilities at fair value
Derivatives	$—	$259	$—	$—	$259
Separate accounts liabilities - derivatives(1)	—	1	—	—	1

Total liabilities at fair value	$—	$260	$—	$—	$260

(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

The tables below present a rollforward of Level 3 assets and liabilities for the years ended December 31, 2025 and 2024 (in millions):

	$		$		$		$		$		$		$		$		$		$
2025
	Balance at 1/1		Transfers into Level 3		Transfers out of Level 3		Total Gains (Losses) Included in Net Income		Total Gains (Losses) Included in Surplus		Purchases		Issuances		Sales		Settlements		Balance at 12/31
Bonds:
Issuer Credit Obligations		$—		$—		$—		$—		$—		$—		$—		$—		$—		$1
Asset Backed Securities		—		—		—		—		—		—		—		—		—		—

Total bonds		—		—		—		—		—		—		—		—		—		1
Preferred Stocks		28		—		(28)		—		—		—		—		—		—		—
Common stocks		25		1		—		—		—		—		—		(1)		—		26
Derivatives		—		—		—		—		—		—		—		—		—		—
Separate accounts assets		—		—		—		—		—		—		—		—		—		—
Other invested assets		73		—		(23)		(10)		—		16		—		—		—		56

Total		$127		$1		$(51)		$(10)		$—		$16		$—		$(1)		$—		$83

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 9—FAIR VALUE MEASUREMENTS (continued)

	$		$		$		$		$		$		$		$		$		$
2024
	Balance at 1/1		Transfers into Level 3		Transfers out of Level 3		Total Gains (Losses) Included in Net Income		Total Gains (Losses) Included in Surplus		Purchases		Issuances		Sales		Settlements		Balance at 12/31
Bonds:
U.S. corporate		$—		$—		$—		$—		$—		$—		$—		$—		$—		$—
Non-agency ABS		—		1		—		—		—		—		—		—		—		—

Total bonds		—		1		—		—		—		—		—		—		—		—
Preferred stocks		28		—		—		—		—		—		—		—		—		28
Common stocks		25		—		—		—		—		—		—		—		—		25
Derivatives		—		—		—		—		—		—		—		—		—		—
Separate accounts assets		—		—		—		—		—		—		—		—		—		—
Other invested		158		9		(9)		(16)		10		13		—		(92)		—		73

Total		$211		$10		$(9)		$(16)		$10		$13		$—		$(92)		$—		$126

Transfers Between Levels

Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads, or as a result of a security measured at amortized cost at the beginning of the period, but measured at estimated fair value at the end of the period, or vice versa due to a ratings downgrade or upgrade.

Transfers into and out of Level 3

The Company’s basis for transferring assets and liabilities into and out of Level 3 is based on changes in the observability of data, a change in the security’s measurement.

Transfers into Level 3 totaled $1 million for the year ended December 31, 2025 primarily due to a change in the price source for common stocks resulting from a corporate action. Transfers out of Level 3 totaled $51 million for the same period, consisting of $28 million related to the conversion of preferred stocks to common stocks, which resulted in a transfer to level 1, and an additional $23 million related to other invested assets that were measured at fair value at the beginning of the period and measured at amortized cost at the end of the period.

Transfers into Level 3 totaled $9 million for the year ended December 31, 2024 which primarily relates to residual tranches of securitization that were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period and $1 million of non-agency asset backed securities that were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period. Transfers out of level 3 totaled $9 million for the year ended December 31, 2024 which primarily relates to residual tranches of securitizations measured at fair value at the beginning of the period and measured at amortized cost at the end of the period.

There were no liabilities measured at fair value at December 31, 2025 and 2024.

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10—INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

The components of net investment income for the years ended December 31, 2025, 2024, and 2023 were as follows (in millions):

	$		$		$
	2025		2024		2023
Bonds		$4,824		$4,476		$4,091
Common and preferred stocks		24		16		33
Mortgage loans		1,000		809		757
Policy loans		58		56		53
Other invested assets[1]		217		170		419
Short-term investments		151		150		156
Derivative instruments		135		133		(30)

Gross investment income		6,410		5,809		5,479
Investment expenses		(289)		(307)		(266)

Net investment income		6,121		5,502		5,213
Net gain from separate accounts		55		46		60
Amortization of IMR		(38)		(28)		3

Net investment income, including net gain from separate accounts and amortization of IMR		$6,138		$5,520		$5,276

(1) Includes real estate net investment income of $17 million, $17 million, and $17 million for the years ended December 31, 2025, 2024, and 2023, respectively. Includes dividend received from MCF of $131 million, $98 million, and $345 million for the years ended December 31, 2025, 2024, and 2023, respectively. Refer to Note 11 – Related Party Transactions.

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due or collection is uncertain. At December 31, 2025 and 2024, the Company reported admitted due and accrued investment income of $1,134 million and $1,031 million, respectively. At December 31, 2025 the company had $6 million of nonadmitted due and accrued investment income on bonds. At December 31, 2024 the Company did not have any nonadmitted due and accrued investment income on bonds.$6$6For certain fixed income instruments, the contractual agreement allows the issuer/borrower to defer interest (Paid-in-Kind interest). When interest is deferred, it is capitalized into principal. At December 31, 2025, the Company had paid-in-kind interest of $428 million, which has been included in the principal amount of the Company’s bonds of $387 million and mortgage loans of $42 million.

The following table shows the Company’s securities redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) or tender and the amount of investment income generated as a result of a prepayment penalty and/or acceleration fee ($ in millions):

	$		$		$		$		$		$
	2025				2024				2023
	General Account(1)		Separate Account		General Account(1)		Separate Account		General Account(1)		Separate Account
Number of cusips		91		23		88		30		30		11
Investment income		$24		$—		$5		$—		$4		$1

(1) Included in the net investment income on bonds. Refer to net investment income table above.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10—INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

For the years ended December 31, 2025, 2024, and 2023, net realized capital gains (losses) were as follows (in millions):

	$		$		$
	2025		2024		2023
Bonds		$(112)		$(221)		$(167)
Mortgage loans		(12)		(161)		(3)
Common and preferred stocks		137		75		305
Other invested assets		(23)		(26)		(61)
Derivatives		243		(21)		(186)

Net realized capital gains/(losses) before tax and transfers to the IMR		234		(354)		(112)
Less:
Capital gains tax expense/(benefit)		58		(54)		(41)
Net realized capital gains/losses after tax transferred to IMR		50		(229)		(259)

Net realized capital gains/(losses) after tax and transfers to the IMR		$126		$(71)		$188

Proceeds from investments in bonds sold were $11,477 million, $6,477 million, and $3,342 million for the years ended December 31, 2025, 2024, and 2023, respectively. Gross gains of $104 million, $52 million, and $19 million in 2025, 2024 and 2023, respectively, and gross losses of $148 million, $210 million, and $130 million in 2025, 2024, and 2023, respectively, were realized on these sales. The Company computes gains and losses on sales under the specific identification method.

The following table provides a summary of OTTI losses included as realized capital losses for the years ended December 31, 2025, 2024 and 2023 (in millions):

	$		$		$
	2025		2024		2023
Bonds		$73		$43		$22
Common and preferred stocks		1		4		33
Other invested assets		25		46		59
Mortgage Loans		12		161		3

Total		$112		$254		$117

The Company restructured $22 million and $60 million debt securities and mortgage loans for the years ended December 31, 2025 and 2024, respectively with an associated $3 million and $32 million of OTTI.

Refer to Note 19 - Asset Backed Security Impairments for a list with each asset backed security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current reporting period.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10—INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The following tables present the Company’s gross unrealized losses and fair values for bonds and equity securities aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2025 and 2024 (in millions):

	2025
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses(1)
Bonds
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt)	$—	$—	$2	$—	$2	$—
Agency Residential Mortgage-Backed Securities – Guaranteed (Exempt)	60	11	1,733	293	1,793	304
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt)	194	25	2,866	283	3,060	308
Bank Loans - Acquired (Unaffiliated)	103	5	48	2	150	7
Bonds Issued by Funds Representing Operating Entities (Unaffiliated)	614	19	2,975	204	3,589	223
Corporate Bonds (Affiliated)	598	2	—	—	598	2
Corporate Bonds (Unaffiliated)	6,648	345	21,964	2,719	28,612	3,064
Lease-Backed Securities – Full Analysis (Unaffiliated)	226	3	912	45	1,138	48
Lease-Backed Securities – Practical Expedient (Unaffiliated)	212	1	408	31	620	31
Municipal Bonds – General Obligations (Direct and Guaranteed)	187	5	593	81	779	86
Municipal Bonds – Special Revenues	248	34	2,394	471	2,642	505
Non-Agency – CLOs/CBOs/CDOs (Affiliated)	20	—	—	—	20	—
Non-Agency – CLOs/CBOs/CDOs (Unaffiliated)	608	2	122	4	729	6
Non-Agency Commercial Mortgage-Backed Securities (Unaffiliated)	468	31	3,955	243	4,422	274
Non-Agency Residential Mortgage-Backed Securities (Unaffiliated)	88	—	883	163	971	164
Non-U.S. Sovereign Jurisdiction Securities	31	1	83	8	114	10
Other Financial Asset-Backed Securities – Self-Liquidating (Unaffiliated)	954	21	1,308	105	2,262	125
Other Non-Financial Asset-Backed Securities – Practical Expedient (Unaffiliated)	168	2	541	27	709	29
Other U.S. Government Obligations (Not Exempt)	1	—	8	1	9	1
Project Finance Bonds Issued by Operating Entities (Unaffiliated)	219	11	973	110	1,192	121
Single Entity Backed Obligations (Unaffiliated)	199	2	319	21	518	23
U.S. Government Obligations (Exempt)	39	—	1,195	1,020	1,234	1,020

Total bonds	11,884	521	43,280	5,831	55,164	6,351

Equity securities (unaffiliated)
Common stocks	85	6	—	—	85	6
Preferred stocks	177	2	—	—	177	2

Total equity securities	262	8	—	—	262	8

Total	$12,146	$529	$43,280	$5,831	$55,426	$6,360

(1) Includes unrealized losses related to NAIC 6 bonds of $18 million.

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10—INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

	$		$		$		$		$		$
	2024
	Less than 12 Months				12 Months or Greater				Total
	Fair Value		Unrealized Losses		Fair Value		Unrealized Losses		Fair Value		Unrealized Losses(1)
Bonds
U.S. governments		$806		$95		$2,772		$1,318		$3,578		$1,412
All other governments		121		7		82		12		204		19
U.S. Special Revenue and Special Assessment		1,896		267		5,373		862		7,269		1,129
Industrial and miscellaneous unaffiliated		19,239		1,442		36,473		4,136		55,712		5,578
Parent, subsidiaries, and affiliates(2)		14		—		156		6		170		6
Hybrid Securities		13		—		190		9		203		9
SVO identified Funds		—		—		5		—		5		—

Total bonds		22,089		1,811		45,052		6,343		67,141		8,154

Equity securities (unaffiliated)
Common stocks		587		8		1		—		588		8
Preferred stocks		—		—		—		—		—		—

Total equity securities		587		8		1		—		588		8

Total		$22,676		$1,819		$45,053		$6,343		$67,729		$8,162

(1) Includes unrealized losses related to NAIC 6 bonds of $28 million and$0less than a million of Bond ETF MTM losses included in the statutory carrying amount.

(2) The unrealized losses include less than $1 million of ABS investments that are managed by affiliates of the Company but have no credit risk exposure to those affiliates.

At December 31, 2025, the gross unrealized loss on bonds and equity securities was comprised of approximately 8,036 and 210 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $6,196 million or 98% is related to unrealized losses on investment grade securities and $156 million or 2% is related to below investment grade securities. At December 31, 2024, the gross unrealized loss on bonds and equity securities was comprised of approximately 10,145 and 320 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $7,873 million, or 97%, is related to unrealized losses on investment grade securities and $282 million, or 4%, is related to below investment grade securities. Investment grade is defined as a security having a credit rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor’s (“S&P”); or a comparable internal rating if an externally provided rating is not available.

The amount of gross unrealized losses for bonds where fair value had declined by 20% or more of the amortized cost, totaled $3,281 million. The period of time that each of these securities has continuously been below amortized cost by 20% or more consists of $246 million for less than 12 months and $3,034 million for 12 months or greater. In accordance with the Company’s impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment when it had the ability and intent to hold until recovery.

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10—INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The change in unrealized capital gains (losses) for the years ended December 31, 2025, 2024 and 2023 were as follows (in millions):

	Change in Unrealized Gains (Losses)				Change in Unrealized Foreign Exchange Gains (Losses)			Total Change in Unrealized Gains (Losses)
	2025	2024		2023	2025	2024	2023	2025	2024	2023
Bonds	$11	$(12	)$	27	$492	$(210)	$236	$503	$(222)	$263
Preferred Stocks	(27)	—		(3)	—	—	—	(27)	—	(3)
Common stocks unaffiliated	(52)	—		(182)	13	(9)	11	(39)	(9)	(172)
Mortgage loans	(70)	58		(72)	1	—	—	(69)	58	(72)
Other invested assets	185	139		(144)	28	8	2	213	148	(142)
Cash, cash equivalents and short-term investments	—	—		—	—	(1)	2	—	(1)	2
Derivatives	(751)	190		(195)	—	—	—	(751)	190	(195)

Total change in unrealized on investments	(703)	375		(569)	534	(212)	251	(170)	163	(319)

Capital gains tax (benefit) expense	(52)	6		(50)	—	—	—	(52)	6	(50)

Total change in unrealized gains (losses), net of tax	$(651)	$369		$(519)	$534	$(212)	$251	$(118)	$157	$(268)

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 11—RELATED PARTY TRANSACTIONS

Capital Contributions

For the years ended December 31, 2025, 2024, and 2023, the Company made no capital contribution to MCF.

Dividend Distributions

For the years ended December 31, 2025, 2024 and 2023, the Company received dividend distributions from MCF of $131 million, $98 million and $345 million, respectively. For information on dividend payments made to New York Life, refer to Note 18—Dividends to Stockholder.

Material Transactions

The following table presents material related party transactions between the Company, its parent, and its affiliates, for the years ended December 31, 2025 and 2024:

Date of Transaction	Name of Related Party	Nature of Relationship	Type of Transaction	Description
Loans and Credit Agreements:
8/15/2025	New York Life Capital Corporation (“NYLCC”) and New York Life	Non-insurance and insurance subsidiary	Revolving credit facility	The Company, NYLCC and NYLIC entered into a five-year $2,250 million revolving credit facility (the ‘‘2025 Credit Facility’’) with a syndicate of lenders. The Company, NYLCC and NYLIC are borrowers under the 2025 Credit Facility. At December 31, 2025, the credit facility was not used and there was no outstanding balance.

12/31/2015 (last amended as of 5/16/2025)	MCF	Non- insurance affiliate	Note funding agreement	The Company and New York Life entered into a note funding agreement with MCF (as amended from time to time, the ‘‘MCF Note Agreement’’) and acquired a variable funding note issued by MCF thereunder (the ‘‘Note’’). The Note was reissued on December 31, 2022 due to the Company’s transfer of a portion of its interest to Life Insurance Company of North America (‘‘LINA’’), a direct wholly owned subsidiary of New York Life. The Note is reported as a bond, with an outstanding balance, including accrued interest, for the Company of $2,732 million and $2,312 million at December 31, 2025 and 2024, respectively. The funding limit is determined using 2.25% multiplied by the cash and invested assets amount, as of such date of determination. Cash and invested assets amount means, as of any date of determination, the sum of (x) the net admitted cash and invested assets of the Company and LINA (y) the net admitted cash and invested assets of New York Life (excluding any portion thereof attributable to New York Life’s investment in the Company) and LINA, in each case, based on the most recently available quarterly or annual financial statements of New York Life, LINA or the Company, as applicable. All outstanding advances made to MCF under the MCF Note Agreement will be due in full on December 31, 2035.

12/23/2004 (last amended as of 12/30/2022)	NYLCC	Non- insurance affiliate	Revolving credit agreement	NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $3,500 million from proceeds from the issuance of commercial paper. During 2025 and 2024, the revolving credit facility was not used, no interest was paid and no outstanding balance was due.

9/30/1993 (last amended on 12/30/2022)	New York Life	Parent	Revolving credit agreement	The Company has a revolving credit agreement with New York Life whereby the Company may borrow up to $3,500 million. At December 31, 2025 and 2024, the Company has not borrowed under this agreement.

4/1/1999 (last amended as of 12/30/2022)	New York Life	Parent	Revolving credit agreement	The Company has a revolving credit agreement with New York Life, whereby the Company may lend up to $900 million. At December 31, 2025 and 2024, the credit facility was not used, no interest was paid and there was no outstanding balance.

Service Agreements:

6/30/2008, as amended from time to time	NYLIFE Securities, LLC	Non- insurance affiliate	Service fee agreement	The Company pays NYLIFE Securities LLC a service fee for supervisory services based on a determined revenue factor based on sales and in-force business.

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 11—RELATED PARTY TRANSACTIONS (continued)

Date of Transaction	Name of Related Party	Nature of Relationship	Type of Transaction	Description
4/27/2006 (amended from time to time	NYLIFE Distributors, LLC.	Non- insurance affiliate	Variable product distribution agreement	The Company has appointed NYLIFE Distributors, LLC as the underwriter and/or wholesale distributor of the Company’s variable products. For the years ended December 31, 2025 and 2024, the Company received service fees of $46 million and $43 million, respectively, under a 12b-1 Plan Services Agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

4/1/2000, as amended from time to time	NYL Investors, LLC	Non- insurance affiliate	Investment advisory agreement	The Company is a party to an investment advisory agreement with NYL Investors, LLC, as amended from time to time, to receive investment advisory and administrative services from NYL Investors, LLC. The payments are required to be made within 90 days from the time of billing.

Various	New York Life	Parent	Participation in mortgage loans, Real estate owned and real estate	The Company’s interests in commercial mortgage loans are primarily held in the form of participations in mortgages` originated or acquired by New York Life. A real estate property acquired through foreclosure is called REO Portfolio. The Company’s interests in the ownership of REO Portfolio is called REO Ownership Interest. Certain real estate investments acquired may have similar ownership interests through a participation. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company’s proportionate interest (as evidenced by a participation certificate) in the underlying mortgage loan, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life’s and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage loan origination or acquisition. Consistent with the participation arrangement, all mortgage loan documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company’s approval. The Company’s mortgage loans, REOs and certain real estate investments acquired through a participation from New York Life had a carrying value of $18,501 million and $16,885 million as of December 31, 2025 and 2024, respectively. There’s no REO in the form of participations owned by the Company as of December 31, 2025 and 2024.

Amended and restated at 10/1/2022	New York Life	Parent	Administration agreement	New York Life provides the Company with certain services and facilities, including, but not limited to, accounting, tax and audit services, legal services, actuarial services, electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. For the years ended December 31, 2025 and 2024, the fees incurred associated with these services and facilities, amounted to $1,089 million and $1,024 million, respectively. These amounts need to be settled in cash within 90 days.

1/1/2005 (amended 3/28/2014)	New York Life Investment Management LLC (“NYLIM”)	Non- insurance affiliate	Administrative service agreement	NYLIM has a management agreement with the New York Life Investments VP Funds Trust, f/k/a MainStay VP Funds Trust (‘‘the Fund’’), a registered investment company whose shares are sold to various separate accounts of the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund.

Other Agreements:
Various	New York Life	Parent	Sale of corporate owned life insurance policies (“COLI”)	The Company sold various COLI policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same terms as policies sold to unrelated customers. At December 31, 2025 and 2024, policyholder reserve balances for these policies amounted to $4,627 million and $4,452 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

Various	New York Life	Parent	Structured settlement agreements	The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2025 and 2024, the policyholder reserves related to these contracts amounted to $145 million and $145 million, respectively, and are included in Policy reserves in the accompanying Statutory Statements of Financial Position.

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 11—RELATED PARTY TRANSACTIONS (continued)

Date of Transaction	Name of Related Party	Nature of Relationship	Type of Transaction	Description
Various	New York Life	Parent	Structured settlement agreements	The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations ranged from 3.50% to 7.65%. The Company has directed New York Life to make the payments under the annuity contracts directly to the beneficiaries under the structured settlement agreements. At December 31, 2025 and 2024, the carrying value of the interest in annuity contracts and the corresponding obligations under structured settlement agreements amounted to $12,355 million and $11,428 million, respectively.

Various	New York Life	Parent	Premiums settlement agreement	The Company has an agreement in place with New York Life to settle premiums associated with the Company’s products sold at field offices. These premiums are typically settled within 1-2 business days. The Company had a receivable of $11 million and $10 million, respectively, for the years ended December 31, 2025 and 2024.

12/31/2024	NYLIM	Non- insurance subsidiary	Note purchase agreement	The Company entered into a Note Purchase Agreement with NYLIM Holdings. On December 31, 2024, the Company purchased a $600 million in aggregate principal amount of NYLIM Holdings 5.17% senior note due 2029.

6/11/2012	New York Life	Parent	Tenancy in common agreement	In connection with a $150 million land acquisition of a fee simple estate in land underlying an office building and related improvements and encumbered by a ground lease located at 1372 Broadway, New York, NY by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy in Common Agreement in which the agreement sets forth the terms that govern, in part, each entity’s interest in the property.

Significant Transactions:

Various	NYLARC	Insurance Affiliate	Reinsurance agreement	The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). Additional details of this agreement are included in Note 13 “Reinsurance”.

12/31/2025	NYLIM Holdings	Non- insurance subsidiary	Credit agreement	The Company entered into a revolving credit agreement with NYLIM Holdings whereby the Company may lend NYLIM Holdings up to $200 million. On December 31, 2025, the Company made a $162 million loan to NYLIM Holding at an annual interest rate of 4.78%.

1/1/2025	LINA	Insurance Affiliate	Reinsurance agreement	The Company has entered into a reinsurance agreement with LINA, whereby LINA reinsures on a coinsurance basis 100% of all policies issued by the Company associated with critical illness insurance, accidental indemnity insurance, and hospital indemnity insurance policies. The Company has ceded to LINA the morbidity risk and any other key risk in the policies. This agreement was effective January 1, 2025.

9/26/2024	New York Life	Insurance subsidiary	Transfer of assets	Bond asset and cash transfers between the Company and NYLIC were executed on September 26, 2024. The Company received $468 million of cash from NYLIC in exchange for bonds.

12/31/2022	LINA	Insurance affiliate	Transfer of assets	Bond asset and cash transfers between the Company and LINA were executed to strengthen duration alignment between asset and liability profiles amongst the insurance companies. The Company acquired a $250 million of bonds from LINA in exchange for transferring a $250 million equity interest in MCF.

12/31/2020	LINA	Insurance Affiliate	Reinsurance agreement	The Company has an affiliated reinsurance agreement to reinsure mortality risk arising under LINA’s group term life insurance business on a yearly renewable term basis. Additional details of this agreement are included in Note 13 “Reinsurance”.

At December 31, 2025 and 2024, the Company reported a net amount of $130 million and $129 million, respectively, as amounts payable to parent and affiliates. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.

In the ordinary course of business, the Company enters into reinsurance agreements with its parent and affiliates. Material reinsurance agreements have been disclosed in Note 13 – Reinsurance. In addition, the Company may enter into guarantees and/or keep wells with its parent and affiliates. Material guarantee agreements and/or keep wells have been disclosed in Note 15 – Commitments and Contingencies.

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES

Insurance liabilities at December 31, 2025 and 2024 were as follows (in millions):

	$		$
	2025		2024
Life insurance reserves		$28,768		$28,669
Annuity reserves and supplementary contracts with life contingencies		94,953		88,494
Asset adequacy and special reserves		—		2

Total policy reserves		123,721		117,165
Deposit funds		2,250		1,968
Policy claims		1,119		1,112

Total insurance liabilities		$127,090		$120,245

Life Insurance Reserves

Reserves for life insurance policies are maintained principally using the 1958, 1980, 2001 and 2017 Commissioners’ Standard Ordinary Mortality Tables and the 1958 Commissioners’ Extended Term Mortality Table under the Commissioners’ Reserve Valuation Method or Net Level Premium Reserve Method with valuation interest rates ranging from 3.0% to 6.0%. Reserves for universal life secondary guarantee products with multiple sets of cost of insurance are determined using the methodology outlined in the November 2011 Life Actuarial Task Force Statement. Reserves for policies issued in 2020 and later are determined based on principle-based standards as set forth in the NAIC Valuation Manual.

For the years ended December 31, 2025 and December 31, 2024, there were no changes in reserve basis for life insurance reserves.

The Company has established policy reserves on contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP by approximately $66 million and $64 million at December 31, 2025 and 2024, respectively.

At December 31, 2025 and 2024, the Company’s liabilities for GMDB reserves, which are associated with certain variable life products, amounted to $6 million and $7 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Surrender values are promised in excess of life reserves on certain policies. This excess is included as part of miscellaneous reserves. No surrender values are promised in excess of any other reserves. Additional reserves are held on account of anticipated extra mortality for policies subject to extra premiums.

At December 31, 2025 and 2024, the Company had $9,517 million and $9,542 million, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the state of Delaware. Reserves to cover the above insurance totaled the net amount of $275 million and $265 million in 2025 and 2024, respectively.

The tabular interest has been determined by formula as described in the NAIC instructions except for certain UL products for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular cost less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

Annuity Reserves and Supplementary Contracts with Life Contingencies

Reserves for single premium immediate annuities and guaranteed future income annuities are based principally on A2000, 2012 IAR and the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), with assumed interest rates ranging from 3.75% to 6.0%. Purchases in 2018 and later years are reserved with valuation interest rates satisfying both the Section 22 of the NAIC Valuation Manual requirements for maximum valuation interest rates for income annuities (“VM-22”) and the NYSDFS Regulation 213 maximum valuation rate requirements, applying the 2012 IAR Table. The VM-22 rates range from 1.0% to 5.25%.

Reserves for fixed deferred annuities are based principally on 1971 Individual Annuity Mortality, 1983 Table A, A2000, 2012 IAR and CARVM, with assumed interest rates ranging from 1.5% to 10.0%. Reserves for variable deferred annuities are based principally on VM-21 and NYSDFS Regulation 213, where the VM-21 deficiencies are discounted applying scenario specific net asset earned rates ranging from 3.00% to 4.5%. For the index-linked account corresponding to a VA product, we also apply Actuarial Guideline XXXV, with assumed interest rates ranging from 3.0% to 5.25%. Generally, owners of the Company’s deferred annuities are able, at their discretion, to withdraw funds from their policies. The withdrawals in excess of the surrender charge-free withdrawal amount may be subject to surrender charges in the early years.

At December 31, 2025 and 2024, the Company’s liabilities for GMDB, GMAB, guaranteed future income benefit, and enhanced beneficiary benefits reserves, which are associated with VA products, amounted to $381 thousand and $2 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Effective September 30, 2025, the Department granted approval for the Company to change the reserve valuation basis for certain fixed deferred annuities with market value adjustments from NYSDFS Regulation 127 Plan Type C to Standard Valuation Law Plan Type B. Refer to Note 2 - Basis of Presentation, for more detailed information about the impact of this change.

For the year ended December 31, 2024, and thereafter, the Department granted approval for the Company to change the reserve valuation basis for the variable deferred annuities to VM-21. For the index-linked account corresponding to a variable annuity product, the Company still applies Actuarial Guideline XXXV. Refer to Note 2 - Basis of Presentation, for more detailed information about the impact of this change.

The tabular interest has been determined by formula as described in the NAIC instructions. The tabular cost less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

Deposit Funds

Deposit funds at December 31, 2025 and 2024 were as follows (in millions):

	$		$
	2025		2024
Fixed period annuities		$1,985		$1,625
Supplemental contracts without life contingencies		254		277
Continued interest accounts		11		11

Total deposit funds		$2,250		$1,913

68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

The following table reflects the withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2025 and 2024 ($ in millions):

Individual Annuities

	$		$		$		$		$
	2025
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$34,017		$—		$—		$34,017		25%
At book value less current surrender charge of 5% or more		21,710		—		—		21,710		16
At fair value		—		—		42,028		42,028		31

Total with adjustment or at fair value		55,727		—		42,028		97,755		72
At book value without adjustment		17,036		—		—		17,036		12
Not subject to discretionary withdrawal		25,051		—		—		25,051		18

Total (gross:direct + assumed)		97,814		—		42,028		139,842		—
Reinsurance ceded		3,214		—		—		3,214		—

Total		$94,600		$—		$42,028		$136,628		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$2,817		$—		$—		$2,817

	$		$		$		$		$
	2024
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$29,055		$—		$—		$29,055		23%
At book value less current surrender charge of 5% or more		20,207		—		—		20,207		16
At fair value		—		—		38,030		38,030		30

Total with adjustment or at fair value		49,262		—		38,030		87,292		69
At book value without adjustment		16,098		—		—		16,098		13
Not subject to discretionary withdrawal		22,738		—		—		22,738		18

Total		$88,098		$—		$38,030		$126,128		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$4,403		$—		$—		$4,403

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

Group Annuities

	$		$		$		$		$
	2025
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$12		$—		$—		$12		3%
At book value less current surrender charge of 5% or more		—		—		—		—		—
At fair value		—		—		—		—		—

Total with adjustment or at fair value		12		—		—		12		3
At book value without adjustment		25		—		—		25		7
Not subject to discretionary withdrawal		316		—		—		316		90

Total		$353		$—		$—		$353		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$—		$—		$—		$—

	$		$		$		$		$
	2024
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$17		$—		$—		$17		4%
At book value less current surrender charge of 5% or more		—		—		—		—		—
At fair value		—		—		—		—		—

Total with adjustment or at fair value		17		—		—		17		4
At book value without adjustment		29		—		—		29		7
Not subject to discretionary withdrawal		350		—		—		350		88

Total		$396		$—		$—		$396		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$—		$—		$—		$—

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

Deposit-Type Contracts

	$		$		$		$		$
2025
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$—		$—		$—		$—		—%
At book value less current surrender charge of 5% or more		—		—		—		—		—
At fair value		—		—		—		—		—

Total with adjustment or at fair value		—		—		—		—		—
At book value without adjustment		203		—		—		203		9
Not subject to discretionary withdrawal		2,047		—		—		2,047		91

Total		$2,250		$—		$—		$2,250		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$—		$—		$—		$—

	$		$		$		$		$
2024
	General Account		Separate Accounts with Guarantees		Separate Accounts Non- guaranteed		Total		% of Total
Subject to discretionary withdrawal:
With fair value adjustment		$—		$—		$—		$—		—%
At book value less current surrender charge of 5% or more		—		—		—		—		—
At fair value		—		—		—		—		—

Total with adjustment or at fair value		—		—		—		—		—
At book value without adjustment		184		—		—		184		9
Not subject to discretionary withdrawal		1,784		—		—		1,784		91

Total		$1,968		$—		$—		$1,968		100%

Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year		$—		$—		$—		$—

71

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Life Insurance Reserves

The following tables reflect the withdrawal characteristics of life insurance reserves at December 31, 2025 and 2024 ($ in millions):

	$		$		$		$	$		$		$
	2025
	General Account							Separate Accounts Guaranteed and Non-guaranteed
	Account Value		Cash Value		Reserve			Account Value		Cash Value		Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value		$—		$—		$—			$—		$—		$—
Universal life		17,530		17,529		17,756			6,113		6,113		6,113
Universal life with secondary guarantees		6,157		5,806		8,896			—		—		—
Indexed universal life		—		—		—			—		—		—
Indexed universal life with secondary guarantees		—		—		—			—		—		—
Indexed life		—		—		—			—		—		—
Other permanent cash value life insurance		—		—		—			—		—		—
Variable life		9		9		15			68		68		68
Variable universal life		1,830		1,824		1,816			18,531		18,252		18,284
Miscellaneous reserves		—		—		—			—		—		—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value		—		—		—			—		—		—
Accidental death benefits		—		—		—			—		—		—
Disability - active lives		—		—		3			—		—		—
Disability - disabled lives		—		—		74			—		—		—
Miscellaneous reserves		—		—		907			—		—		—

Total life insurance (gross)		25,525		25,169		29,467			24,712		24,432		24,465
Reinsurance ceded		—		—		698			—		—		—

Total life insurance (net)		$25,525		$25,169		$28,769			$24,712		$24,432		$24,465

72

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 12—INSURANCE LIABILITIES (continued)

	$		$		$		$	$		$		$
	2024
	General Account							Separate Accounts Guaranteed and Non-guaranteed
	Account Value		Cash Value		Reserve			Account Value		Cash Value		Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value		$—		$—		$—			$—		$—		$—
Universal life		17,837		17,837		18,067			5,922		5,922		5,922
Universal life with secondary guarantees		6,031		5,614		8,828			—		—		—
Indexed universal life		—		—		—			—		—		—
Indexed universal life with secondary guarantees		—		—		—			—		—		—
Indexed life		—		—		—			—		—		—
Other permanent cash value life insurance		—		—		—			—		—		—
Variable life		10		10		18			65		65		65
Variable universal life		1,760		1,755		1,753			15,062		14,829		14,854
Miscellaneous reserves		—		—		—			—		—		—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value		—		—		—			—		—		—
Accidental death benefits		—		—		—			—		—		—
Disability - active lives		—		—		3			—		—		—
Disability - disabled lives		—		—		75			—		—		—
Miscellaneous reserves		—		—		627			—		—		—

Total life insurance (gross)		25,638		25,216		29,371			21,049		20,816		20,841
Reinsurance ceded		—		—		702			—		—		—

Total life insurance (net)		$25,638		$25,216		$28,669			$21,049		$20,816		$20,841

73

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 13—REINSURANCE

The effects of reinsurance on the accompanying Statutory Statements of Financial Position at December 31, 2025 and 2024 were as follows (in millions):

	$		$
	2025		2024
Policy reserves:
Direct		$127,633		$117,867
Assumed		—		—
Ceded		(3,912)		(702)

Policy reserves		$123,721		$117,165

Policy claims:
Direct		$639		$571
Assumed		625		658
Ceded(1)		(145)		(116)

Policy claims		$1,119		$1,113

Reinsurance recoverable(2)		$25		$55

(1) Includes reinsurance recoverable related to unpaid losses of $91 million and $84 million at December 31, 2025 and 2024, respectively.

(2) Included in Other assets in the accompanying Statutory Statements of Financial Position.

The effects of reinsurance on the accompanying Statutory Statements of Operations for the years ended December 31, 2025, 2024 and 2023 were as follows (in millions):

	$		$		$
	2025		2024		2023
Premiums:
Direct(1)		$31,071		$21,381		$20,072
Assumed		1,280		1,218		1,208
Ceded		(3,787)		(555)		(554)

Premiums		$28,564		$22,044		$20,726

Benefit payments:
Direct		$25,402		$23,136		$21,447
Assumed		1,195		1,246		1,266
Ceded		(631)		(595)		(652)

Benefit payments		$25,966		$23,787		$22,061

(1) Includes considerations for supplementary contracts with life contingencies of $36 million, $58 million and $47 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Reinsurance Assumed

The Company has an affiliated reinsurance agreement to reinsure mortality risk arising under LINA’s group term life insurance business on a yearly renewable term basis. This transfer of life insurance mortality risk allows the Company to diversify its overall risk profile, as the Company’s risk profile was previously weighted more heavily toward interest rate and asset risk. Entry into the yearly renewable term treaty also reduces LINA’s exposure to mortality risk.

74

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 13—REINSURANCE (continued)

Reinsurance Ceded

The Company enters into ceded reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue individual life insurance policies in excess of its retention limits. Currently, the Company primarily reinsures the mortality risk on life insurance policies on a quota share yearly renewable term basis, except for custom guarantee UL, asset flex, and certain VUL products. Most of the reinsurance ceded is established on an automatic basis. The quota share currently ceded on new business generally ranges from 10% to 90%. New reinsured UL and VUL policies have minimum size policies ceded of $250 thousand and $1 million, respectively. Cases in excess of the Company’s retention and certain substandard cases are ceded on a facultative reinsurance basis. The majority of the Company’s facultative reinsurance is for substandard cases in which it typically cedes 90%.

The ceding of risk does not discharge the Company from its primary obligations to policyholders. To the extent that the assuming reinsurers become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Life insurance ceded was 38% and 39% of total life insurance in-force at December 31, 2025 and 2024.

The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). NYLARC is a life insurance company wholly owned by NYLARC Holding Company, Inc., whose shareholders consist of New York Life’s top agents who meet certain criteria and who may also be agents of the Company or NYLIFE Insurance Company of Arizona (“NYLAZ”). NYLARC reinsures a portion of certain life insurance products sold by its shareholders. NYLARC’s purpose is to retain high production agents, and increase the volume and quality of the business that they submit to New York Life, NYLAZ and the Company.

The Company has entered into a reinsurance agreement with LINA, effective January 1, 2025, whereby LINA reinsures on a coinsurance basis 100% of all policies issued by the Company associated with critical illness insurance, accidental indemnity insurance, and hospital indemnity insurance policies. The Company has ceded to LINA the morbidity risk and any other key risk in the policies. At December 31, 2025, the Company ceded liabilities for policy claims relating to this reinsurance agreement of $7 million. Premiums ceded were $47 million and policyholders’ benefits ceded were $27 million for the year ended December 31, 2025. There was no financial impact associated with this agreement at or for the year ended December 31, 2024.

The Company entered into a flow reinsurance agreement on a quota share basis with Everlake Life Insurance Company, an unaffiliated life insurance company, effective February 3, 2025. Under the agreement, the Company cedes all risks associated with certain fixed deferred annuity policies issued on or after the effective date, on a coinsurance with funds withheld basis. The Company receives an expense allowance and a ceding commission. For the year ended and as of December 31, 2025, the Company ceded $3,165 million in premiums and $3,214 million in reserves under this agreement.

75

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 14—BENEFIT PLANS

The Company shares in the cost of the following plans sponsored by New York Life: (1) certain defined benefit pension plans for eligible employees and agents, (2) certain defined contribution plans for substantially all employees and agents, (3) certain postretirement life and health benefits for retired employees and agents including their eligible dependents, and (4) postemployment benefits. The expense for these plans is allocated to the Company in accordance with an intercompany cost sharing agreement. The liabilities for these plans are included with the liabilities for the corresponding plan of New York Life. The cost allocated to the Company related to benefit plans is recorded under Operating expenses in the accompanying Statutory Statements of Operations. The Company’s share of the cost of these plans was as follows for the years ended December 31, 2025, 2024 and 2023 (in millions):

	$		$		$
	2025		2024		2023
Defined benefit pension		$27		$27		$25
Defined contribution		12		11		10
Postretirement life and health		3		4		4
Postemployment		2		2		2

Total		$44		$44		$41

76

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 15—COMMITMENTS AND CONTINGENCIES

Guarantees

As stated in Note 3 - Significant Accounting Policies, at the inception of a guarantee (except unlimited guarantees), the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee. This includes guarantees made on behalf of affiliates unless the guarantee is deemed unlimited. At December 31, 2025 and 2024, the Company had no such guarantees.

Litigation

The Company is a defendant in individual and/or alleged class action suits arising from their agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, employment and/or other operations, including actions involving retail sales practices. Some of the actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.

Borrowed Money

Refer to Note 6 - Investments for a more detailed discussion of the Company’s commitments for loaned securities and repurchase agreements.

Assessments

Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

The Company recorded guaranty fund receivables of $1 million and $4 million at December 31, 2025 and 2024, respectively. The Company recorded guaranty fund liabilities of $6 million and $10 million at December 31, 2025 and 2024, respectively.

Other Commitments and Contingencies

Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the “Taiwan Branch”). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets, including policy liabilities were transferred to New York Life Insurance Taiwan Corporation (“Taiwan Corporation”), an indirect subsidiary of New York Life. On December 31, 2013, Taiwan Corporation was sold to Yuanta Financial Holding Co. Ltd. (“Yuanta”). Under the terms of the sale agreement, Yuanta has agreed to satisfy in full, or to cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation’s obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. However, the Company, under Taiwan law, also remains contingently liable for these policies in the event that neither Taiwan Corporation nor Yuanta meets its obligations. This contingent liability of the Company has not been recognized on the accompanying Statutory Statements of Financial Position because it does not meet the probable and estimable criteria of SSAP No. 5R.

77

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 15—COMMITMENTS AND CONTINGENCIES (continued)

At December 31, 2025 and 2024, the Company and its guaranteed separate accounts had contractual commitments to extend credit for commercial mortgage loans at both fixed and variable rates of interest, which amounted to approximately $1,473 million and $1,075 million, respectively. These commitments are diversified by property type and geographic location. There were no contractual commitments to extend credit under residential loan agreements at December 31, 2025 and 2024.

At December 31, 2025 and 2024, the Company and its guaranteed separate accounts had outstanding contractual obligations to acquire additional private placement securities amounting to $2,735 million and $1,179 million, respectively.

Unfunded commitments on limited partnerships, limited liability companies and other invested assets amounted to $1,798 million and $790 million at December 31, 2025 and 2024, respectively. Unfunded commitments on tax credit structures amounted to $98 million and $120 million at December 31, 2025 and 2024, respectively.

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

FHLB Agreement

The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in Other liabilities in the accompanying Statutory Statements of Financial Position. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh’s recovery from the collateral is limited to the amount of the Company’s liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh common stock held, in aggregate exclusively in the Company’s general account at December 31, 2025 and 2024 was as follows (in millions):

	$		$
	2025		2024
Membership stock - Class B (1)		$24		$25
Activity stock		—		—

Aggregate total		$24		$25

Actual or estimated borrowing capacity as determined by the insurer		$7,775		$7,223

(1) Membership stock is not eligible for redemption.

At December 31, 2025 and 2024, the Company did not have an outstanding balance due to the FHLB of Pittsburgh. The maximum amount borrowed and collateral pledged to the FHLB of Pittsburgh during the years ended December 31, 2025 and 2024 was as follows (in millions):

	$		$		$		$
	2025				2024
	General Account		Separate Account		General Account		Separate Account
Fair Value		$2,719		$—		$2,535		$—
Carrying Value		$2,719		$—		$2,535		$—
Maximum Amount Borrowed During the Year		$—		$—		$—		$—

The Company does not have any prepayment obligations for the borrowing arrangement.

78

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16—INCOME TAXES

The components of the net DTAs and DTLs were as follows at December 31, 2025 and 2024 (in millions):

	$		$		$		$		$		$		$		$		$
	2025						2024						Change
	Ordinary		Capital		Total		Ordinary		Capital		Total		Ordinary		Capital		Total
Gross DTAs		$2,067		$253		$2,320		$1,923		$338		$2,261		$144		$(85)		$59

Adjusted gross DTAs		2,067		253		2,320		1,923		338		2,261		144		(85)		59
Nonadmitted DTAs (1)		976		—		976		789		—		789		187		—		187

Subtotal net admitted DTAs		1,091		253		1,344		1,134		338		1,472		(43)		(85)		(128)
Gross DTLs		276		314		590		261		506		767		15		(192)		(177)

Net admitted DTAs (2)		$815		$(61)		$754		$873		$(168)		$705		$(58)		$107		$49

(1) DTAs are nonadmitted primarily because they are not expected to be realized within three years of the Statutory Statements of Financial Position date.

(2) The total net admitted DTAs are included in Other assets in the accompanying Statutory Statements of Financial Position.

The admission calculation components for the years ended December 31, 2025 and 2024 were as follows (paragraph references throughout Note 16 are to paragraphs of SSAP No. 101 “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”) (in millions):

	December 31, 2025			December 31, 2024			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (Paragraph 11.a)	$—	$25	$25	$—	$15	$15	$—	$10	$10
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from paragraph 11.a above) after application of the threshold limitation (the lesser of paragraph 11.b.i and 11.b.ii below)	729	—	729	686	5	691	43	(5)	38
Adjusted gross DTAs expected to be realized following the balance sheet date. (Paragraph 11.b.i)	729	—	729	686	5	691	43	(5)	38
Adjusted gross DTAs allowed per limitation threshold (Paragraph 11.b.ii)	N/A	N/A	1,179	N/A	N/A	1,157	N/A	N/A	22
Adjusted gross DTAs (excluding the amount of DTAs from paragraphs 11.a and 11.b above) offset by gross DTLs (Paragraph 11.c)	362	228	590	448	318	766	(86)	(90)	(176)

DTAs admitted as the result of application of SSAP 101 (Total of paragraphs 11.a, 11.b, 11.c).	$1,091	$253	$1,344	$1,134	$338	$1,472	$(43)	$(85)	$(128)

The ratio used to determine the applicable period used in paragraph 11.b.i above and the amount of adjusted capital and surplus used to determine the percentage threshold limitation in paragraph 11.b.ii above are as follows at December 31, 2025 and 2024 ($ in millions):

	$		$
	2025		2024
Ratio percentage used to determine recovery period and threshold limitation amount.		712%		774%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in paragraph 11.b.ii above.		$7,858		$7,711

79

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16—INCOME TAXES (continued)

There was no impact on the Company’s adjusted gross and net admitted DTAs or corporate alternative minimum tax (“CAMT”) DTAs, if any, due to tax planning strategies at December 31, 2025 and 2024. The Company did not use reinsurance in its tax planning strategies.

The Company had no unrecognized DTLs at December 31, 2025 and 2024. Additionally, the Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

Significant components of the current federal and foreign income taxes for the years ended December 31, 2025, 2024 and 2023 were as follows (in millions):

	$		$		$		$		$
	2025		2024		2023		Change 2025-2024		Change 2024-2023
Federal(1)		$231		$210		$247		$21		$(37)
Foreign		(1)		—		21		(1)		(21)

Subtotal		230		210		268		20		(58)

Federal income tax on net capital gains (losses)		58		(54)		(41)		112		(13)
Other		—		—		—		—		—

Total federal and foreign income taxes		$288		$156		$227		$132		$(71)

(1) The Company had investment tax credits of $53 million, $40 million and $33 million for the years ended December 31, 2025, 2024 and 2023, respectively.

80

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16—INCOME TAXES (continued)

The tax effects of temporary differences that give rise to DTAs and DTLs for the years ended December 31, 2025 and 2024 were as follows (in millions):

	$		$		$
	2025		2024		Change
DTAs
Ordinary:
Policyholder reserves		$1,264		$1,155		$109
Deferred acquisition costs		510		435		75
Investments		229		252		(23)
Pension accrual		18		19		(1)
Receivables - nonadmitted		38		55		(17)
Fixed assets		2		1		1
Other		6		6		—

Subtotal		2,067		1,923		144
Nonadmitted		976		789		187

Admitted ordinary DTAs		1,091		1,134		(43)

Capital:
Investments		253		338		(85)

Subtotal		253		338		(85)
Nonadmitted		—		—		—

Admitted capital DTAs		253		338		(85)

Total admitted DTAs		1,344		1,472		(128)

DTLs
Ordinary:
Policyholder reserves		3		44		(41)
Investments		264		208		56
Other		9		9		—

Subtotal		276		261		15

Capital:
Investments		314		506		(192)

Subtotal		314		506		(192)

Total DTLs		590		767		(177)

Net admitted DTAs		$754		$705		$49

Change in deferred income tax on change in net unrealized capital gains/losses						$52
Change in net deferred taxes related to other items						184
Change in DTAs nonadmitted						(187)

Change in net admitted DTAs						$49

81

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16—INCOME TAXES (continued)

The Company’s income tax expense and change in net DTAs for the years ended December 31, 2025, 2024 and 2023 differs from the amount obtained by applying the statutory rate of 21% to net gain from operations after dividends to policyholders and before federal income taxes for the following reasons (in millions):

	$		$		$		$		$
	2025		2024		2023		Change 2025-2024		Change 2024-2023
Net gain from operations after dividends to policyholders and before federal and foreign income taxes at statutory rate		$99		$117		$141		$(18)		$(24)
Net realized capital gains/(losses) at statutory rate		49		(74)		(24)		123		(50)
Tax exempt income		(32)		(38)		(33)		6		(5)
Tax credits, net of withholding		(67)		(47)		(41)		(20)		(6)
Amortization of IMR		8		6		(1)		2		7
Dividend from MCF		(28)		(21)		(72)		(7)		51
Partnership income from MCF		44		49		57		(5)		(8)
Prior year audit liability and settlement		5		(3)		4		8		(7)
Non-admitted assets		18		(40)		4		58		(44)
Other items impacting surplus		9		40		4		(31)		36
Other		(1)		—		(1)		(1)		1

Federal and foreign income taxes incurred and change in net deferred taxes during the year		$104		$(11)		$38		$115		$(49)

Federal and foreign income tax expense reported in the Company’s Statutory Statements of Operations		$230		$210		$268		$20		$(58)
Capital gains tax expense/(benefit) incurred		58		(54)		(41)		112		(13)
Change in net DTAs		(184)		(167)		(189)		(17)		22

Federal and foreign income taxes incurred and change in net deferred taxes during the year		$104		$(11)		$38		$115		$(49)

The Company’s federal income tax return is consolidated with New York Life, NYLAZ, NYLIFE LLC, New York Life Enterprises LLC, NYL Investments, NYL Investors LLC, LINA, New York Life Group Insurance Company of NY (“NYLGICNY”), and LINA Benefit Payments, Inc. Refer to Note 3 – Significant Accounting Policies - Federal Income Taxes.

As a member of NYLIC’s consolidated group, the Company’s federal income tax returns are routinely audited by the Internal Revenue Service (“IRS”) and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2013, and tax years 2014 through 2018 are currently under examination. There were no material effects in the Company’s Statement of Operations as a result of these audits.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

82

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 16—INCOME TAXES (continued)

The Company did not have any operating loss, tax credit or CAMT credit carry forwards available for tax purposes. For the years ended December 2025, 2024, and 2023, the Company’s income taxes incurred in current and prior years that will be available for recoupment in the event of future net losses were as follows (in millions):

	$
Year
2025		$35
2024		$—
2023		$—

The Company has determined as of the reporting date that it will be an applicable corporation but will not be liable for corporate alternative minimum tax (“CAMT”), that is based on the adjusted financial statement income set forth on the applicable financial statement on the applicable corporation, for the reporting year. The reporting entity has made an accounting policy election to disregard CAMT when evaluating the need for valuation allowance for its non-CAMT DTA’s. As the subsidiary that is a member of a controlled group of corporations that file a consolidated return, any CAMT liability will be borne by the parent.

The One Big Beautiful Bill Act (“OBBBA”) was enacted on July 4, 2025. The legislation permanently extends certain provisions of the 2017 Tax Cuts and Jobs Act and introduces additional tax measures. The Company evaluated that there was no material impact on the Company’s surplus position as a result of OBBBA.

At December 31, 2025 and 2024, the Company recorded a current income tax payable of $13 million and tax receivable of $55 million, respectively, which is included in Other assets and Other liabilities in the accompanying Statutory Statements of Financial Position.

At December 31, 2025, the Company had no protective tax deposits on deposit with the IRS under Section  6603 of the Internal Revenue Code.

NOTE 17—CAPITAL AND SURPLUS

Capitalization

The Company has 20,000 shares authorized, with a par value of $10,000 per share with 2,500 shares issued and outstanding. All shares are common stock and are owned by New York Life. The Company has no preferred stock.

The Company did not receive a capital contribution from New York Life for the years ended December 31, 2025, 2024, and 2023.

Other Surplus Adjustments

Other adjustments, net in the accompanying Statutory Statements of Changes in Surplus at December 31, 2025, 2024 and 2023, principally include the effects of the following (in millions):

	$		$		$
	2025		2024		2023
Surplus withdrawn from separate accounts		$51		$47		$58
Changes in surplus relating to separate accounts		(57)		(44)		(74)
Change in liability for reinsurance in unauthorized companies		(2)		3		2

Total		$(8)		$6		$(14)

83

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 17—CAPITAL AND SURPLUS (continued)

Nonadmitted Assets

Under statutory accounting rules, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets that are unavailable due to encumbrances or other third-party interests. These assets are not recognized in the accompanying Statutory Statements of Financial Position, and are, therefore, considered nonadmitted. The changes between years in nonadmitted assets are charged or credited directly to surplus.

Special Surplus Funds

At December 31, 2025, the Company had special surplus funds of $459 million (includes $442 million in the General Account and $17 million in the Separate Accounts) due to the admittance of negative IMR. Refer to Note 6 - Investments for a more detailed discussion on Admitted Negative IMR.

NOTE 18—DIVIDENDS TO STOCKHOLDER

The Company is subject to restrictions on the payment of dividends to New York Life. Under the Delaware Insurance Code, cash dividends can be paid only out of that part of the Company’s available and accumulated surplus funds which are derived from realized net operating profits on its business and realized capital gains, and dividends (or other distributions) on capital stock can be declared and paid only out of earned surplus (being an amount equal to the unassigned funds of the Company as set forth in its most recent annual statement submitted to the Delaware Insurance Commissioner (“the Commissioner”), including all or part of the surplus arising from unrealized capital gains or revaluation of assets), except as otherwise approved by the Commissioner (provided that stock dividends may be paid out of any available surplus funds). Furthermore, no extraordinary dividend may be paid until 30 days after the Commissioner has received notice of such declaration and has not disapproved such payment within such 30 day period, or the Commissioner has approved such payment within that 30 day period. Extraordinary dividends are defined as any dividend or distribution or cash or other property, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10 percent of the Company’s surplus as regards policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, not to exceed 30 percent of its surplus to policyholders as of the immediately preceding calendar year, of the Company for the 12 month period ending on the preceding December 31 (not including pro rata distributions of any class of the Company’s own securities).

At December 31, 2025, the amount of earned surplus of the Company available for the payment of dividends was $3,688 million. The maximum amount of dividends that may be paid in 2026 without prior notice to or approval of the Commissioner is $861 million.

Dividends may be declared by the Board of Directors of the Company from available surplus, as it deems appropriate, on a non-cumulative basis. For the years ended December 31, 2025, 2024 and 2023, the Company paid cash dividends to its sole stockholder, New York Life, of $0 million, $890 million, and $0 million, respectively.

NOTE 19—WRITTEN PREMIUMS

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2025 and 2024 were as follows (in millions):

	$		$		$	$		$
	2025					2024
	Gross		Net of Loading			Gross		Net of Loading
Group life(1)		$443		$443			$417		$417

Total		$443		$443			$417		$417

(1) Represents reinsurance premiums assumed from LINA. Refer to Note 13 - Reinsurance for more details.

84

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19—WRITTEN PREMIUMS (continued)

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium, net of reinsurance that is due and unpaid at the reporting date. Net premium is the amount used in the calculation of reserves. The change in loading is included as an expense and is not shown as a reduction to premium income.

Based upon the Company experience, the amount of premiums that may become uncollectible and result in a potential loss is not material to the Company’s financial position. At December 31, 2025 and 2024, the Company had less than $1 million of uncollected premiums, respectively, that were nonadmitted as they were over 90 days past due.

The Company did not have any direct premium written/produced by a single managing general agent/third-party administrator that was equal to or greater than 5% of surplus for the years ended December 31, 2025 and 2024, respectively.

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS

The Company does not have any asset backed securities, which are other-than-temporarily impaired where the Company intends to sell, or does not have the intent and ability to hold until recovery, at December 31, 2025.

The following table lists each asset backed security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the year (in thousands):

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
General Account
007034BN0	$134	$133	$1	$133	$131	12/31/2025
02660TGA5	22	22	0	22	16	12/31/2025
059469AF3	352	341	11	341	315	12/31/2025
12544TAH7	171	170	0	170	163	12/31/2025
12628LAJ9	61	57	3	57	51	12/31/2025
12629EAD7	477	471	6	471	375	12/31/2025
12638PAE9	622	614	8	614	528	12/31/2025
12667FJ55	520	510	9	510	472	12/31/2025
12667G6W8	587	582	5	582	539	12/31/2025
12667GPU1	229	229	1	229	222	12/31/2025
12667GXM0	560	550	10	550	510	12/31/2025
12667GXN8	196	193	4	193	182	12/31/2025
12668AMN2	645	640	4	640	589	12/31/2025
126694DT2	104	100	4	100	77	12/31/2025
161546GK6	872	871	0	871	860	12/31/2025
17309BAB3	68	67	2	67	63	12/31/2025
32051GTD7	190	186	4	186	183	12/31/2025
3622E8AC9	1,336	1,292	44	1,292	1,245	12/31/2025
3622E8AF2	631	608	23	608	587	12/31/2025
3622ELAG1	133	129	4	129	118	12/31/2025

85

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
3622EUAB2	254	246	8	246	228	12/31/2025
3622EUAC0	550	533	18	533	498	12/31/2025
3622MPAT5	11	11	0	11	10	12/31/2025
362334MD3	29	28	1	28	27	12/31/2025
362375AF4	286	284	3	284	262	12/31/2025
36242DD26	231	229	1	229	226	12/31/2025
36244SAC2	1,747	1,730	17	1,730	1,581	12/31/2025
36244SAF5	1,064	1,053	11	1,053	982	12/31/2025
45660LSY6	1,306	1,279	27	1,279	1,205	12/31/2025
466247ZQ9	225	219	6	219	201	12/31/2025
46627MEA1	584	572	12	572	518	12/31/2025
46630MAG7	210	208	2	208	181	12/31/2025
61749EAD9	1,178	1,173	5	1,173	1,020	12/31/2025
61749EAE7	337	335	1	335	294	12/31/2025
61749EAH0	371	370	1	370	317	12/31/2025
61750YAD1	706	699	7	699	678	12/31/2025
61750YAE9	99	98	1	98	97	12/31/2025
61750YAJ8	191	189	2	189	184	12/31/2025
61752RAH5	201	198	3	198	188	12/31/2025
61752RAJ1	434	429	6	429	420	12/31/2025
61752RAM4	418	412	6	412	404	12/31/2025
65537BAC4	1,119	1,085	33	1,085	994	12/31/2025
65537BAF7	729	707	22	707	649	12/31/2025
75970HAD2	61	61	1	61	61	12/31/2025
76110VSU3	7	6	1	6	6	12/31/2025
76114CAD8	160	160	0	160	146	12/31/2025
007034BN0	137	136	0	136	134	9/30/2025
02660TGA5	24	23	1	23	16	9/30/2025
059469AF3	359	355	4	355	324	9/30/2025
12627HAK6	310	300	10	300	278	9/30/2025
12628KAF9	361	342	19	342	311	9/30/2025
12628LAJ9	61	61	0	61	57	9/30/2025
12629EAD7	487	481	6	481	389	9/30/2025
126384AQ9	10	10	0	10	10	9/30/2025
12638PAE9	627	624	2	624	535	9/30/2025
12667FJ55	527	527	0	527	484	9/30/2025
12667G6W8	605	598	7	598	544	9/30/2025
12667GXM0	571	569	2	569	523	9/30/2025
12667GXN8	200	200	1	200	186	9/30/2025
12668AMN2	671	663	8	663	609	9/30/2025
161546GK6	915	915	0	915	899	9/30/2025

86

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17309BAB3	69	69	0	69	64	9/30/2025
17309YAF4	282	277	5	277	258	9/30/2025
225470S95	235	235	0	235	189	9/30/2025
23312RAA3	16,541	8,250	8,291	8,250	3,259	9/30/2025
32051GTD7	194	192	2	192	187	9/30/2025
3622E8AC9	1,348	1,343	5	1,343	1,218	9/30/2025
3622E8AF2	637	633	3	633	590	9/30/2025
3622EUAB2	257	255	1	255	235	9/30/2025
3622EUAC0	556	553	3	553	512	9/30/2025
3622MPAT5	11	11	0	11	10	9/30/2025
362334MD3	30	30	1	30	27	9/30/2025
362375AF4	291	288	3	288	268	9/30/2025
36242DD26	238	237	1	237	232	9/30/2025
466247ZQ9	225	225	0	225	194	9/30/2025
46627MEA1	592	585	7	585	534	9/30/2025
46628SAE3	1,002	973	29	973	940	9/30/2025
46628SAG8	712	691	20	691	677	9/30/2025
46630MAG7	213	213	1	213	185	9/30/2025
57643MCG7	61	61	0	61	61	9/30/2025
61749EAD9	1,186	1,182	4	1,182	1,033	9/30/2025
61749EAE7	339	338	1	338	298	9/30/2025
61749EAH0	373	373	1	373	321	9/30/2025
61750YAB5	28	27	0	27	27	9/30/2025
61750YAD1	718	708	10	708	694	9/30/2025
61750YAE9	100	99	1	99	99	9/30/2025
61750YAJ8	194	191	3	191	188	9/30/2025
61751DAE4	198	196	2	196	176	9/30/2025
61752RAH5	203	202	1	202	191	9/30/2025
61752RAJ1	439	436	3	436	425	9/30/2025
61752RAM4	423	420	4	420	410	9/30/2025
65537BAC4	1,136	1,123	13	1,123	1,011	9/30/2025
65537BAF7	739	732	8	732	660	9/30/2025
69336RBS8	3	1	2	1	0	9/30/2025
75970HAD2	91	89	2	89	89	9/30/2025
02660TGA5	25	24	1	24	16	6/30/2025
059469AF3	369	360	8	360	329	6/30/2025

87

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
12627HAK6	317	312	4	312	284	6/30/2025
12628KAF9	371	362	9	362	322	6/30/2025
12628LAJ9	64	62	3	62	59	6/30/2025
12629EAD7	502	491	10	491	402	6/30/2025
126384AQ9	11	10	0	10	9	6/30/2025
12638PAE9	638	629	9	629	548	6/30/2025
12667FJ55	542	538	4	538	494	6/30/2025
12667G6W8	631	626	5	626	564	6/30/2025
12667GXM0	578	578	0	578	532	6/30/2025
12667GXN8	203	203	0	203	189	6/30/2025
12668AMN2	676	676	0	676	618	6/30/2025
126694DT2	109	106	3	106	82	6/30/2025
17309BAB3	70	70	0	70	65	6/30/2025
17309YAF4	289	288	0	288	264	6/30/2025
32051GTD7	205	203	3	203	199	6/30/2025
3622E8AC9	1,368	1,359	9	1,359	1,238	6/30/2025
3622E8AF2	648	641	7	641	600	6/30/2025
3622ELAG1	134	134	0	134	122	6/30/2025
362334MD3	30	30	0	30	28	6/30/2025
362375AF4	300	292	8	292	270	6/30/2025
36242DD26	242	240	2	240	235	6/30/2025
36244SAC2	1,890	1,772	118	1,772	1,640	6/30/2025
36244SAF5	1,152	1,079	73	1,079	1,019	6/30/2025
45660LSY6	1,356	1,329	28	1,329	1,302	6/30/2025
466247ZQ9	227	225	1	225	197	6/30/2025
46627MEA1	632	613	18	613	562	6/30/2025
46628SAE3	1,015	1,008	8	1,008	956	6/30/2025
46628SAG8	722	716	6	716	689	6/30/2025
46630MAG7	217	215	1	215	185	6/30/2025
61748HPB1	284	242	42	242	279	6/30/2025
61749EAD9	1,202	1,191	11	1,191	1,063	6/30/2025
61749EAE7	344	341	3	341	307	6/30/2025
61749EAH0	377	375	2	375	331	6/30/2025
61750YAB5	431	407	24	407	431	6/30/2025
61750YAD1	733	720	13	720	701	6/30/2025
61750YAE9	103	101	2	101	100	6/30/2025

88

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
61750YAJ8	198	194	3	194	190	6/30/2025
61751DAE4	205	199	6	199	177	6/30/2025
61751JAH4	599	599	0	599	563	6/30/2025
61751JAJ0	596	596	0	596	562	6/30/2025
61752RAH5	207	205	1	205	195	6/30/2025
61752RAJ1	447	444	3	444	435	6/30/2025
61752RAM4	431	427	4	427	419	6/30/2025
65537BAC4	1,158	1,147	11	1,147	1,043	6/30/2025
65537BAF7	754	747	7	747	681	6/30/2025
69336RBS8	4	3	2	3	0	6/30/2025
75970HAD2	93	91	2	91	91	6/30/2025
76110VSU3	8	7	1	7	7	6/30/2025
76114CAD8	162	160	2	160	152	6/30/2025
93934FEM0	461	460	1	460	438	6/30/2025
02660TGA5	27	26	0	26	18	3/31/2025
059469AF3	377	372	5	372	350	3/31/2025
1248MBAJ4	2,241	2,165	76	2,165	1,968	3/31/2025
1248MBAL9	626	617	10	617	553	3/31/2025
12544TAH7	79	79	0	79	77	3/31/2025
12627HAK6	327	320	8	320	293	3/31/2025
12628LAJ9	65	65	1	65	61	3/31/2025
12629EAD7	526	507	19	507	417	3/31/2025
12638PAE9	647	640	7	640	534	3/31/2025
12667GXM0	590	584	5	584	541	3/31/2025
12667GXN8	207	205	2	205	192	3/31/2025
12668AMN2	702	684	17	684	628	3/31/2025
17309BAB3	72	71	1	71	66	3/31/2025
225470S95	243	235	7	235	183	3/31/2025
32051GTD7	208	206	2	206	199	3/31/2025
3622ELAG1	140	135	5	135	128	3/31/2025
3622MPAT5	12	12	0	12	11	3/31/2025
362334MD3	16	16	0	16	13	3/31/2025
362375AF4	305	301	3	301	277	3/31/2025
36242DD26	253	251	2	251	247	3/31/2025
45660LSY6	1,399	1,376	23	1,376	1,336	3/31/2025
466247ZQ9	233	227	6	227	200	3/31/2025

89

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
46627MEA1	647	636	11	636	582	3/31/2025
46628BBD1	94	83	11	83	62	3/31/2025
57643MCG7	63	63	1	63	63	3/31/2025
61750YAB5	29	28	1	28	28	3/31/2025
61750YAD1	738	736	2	736	717	3/31/2025
61750YAE9	103	103	0	103	102	3/31/2025
61750YAJ8	199	199	1	199	195	3/31/2025
61751DAE4	209	208	1	208	186	3/31/2025
61751JAH4	607	602	5	602	570	3/31/2025
61751JAJ0	604	599	5	599	570	3/31/2025
61752RAH5	209	208	1	208	199	3/31/2025
61752RAJ1	454	451	3	451	443	3/31/2025
61752RAM4	438	434	4	434	427	3/31/2025
65537BAC4	1,173	1,169	3	1,169	1,086	3/31/2025
65537BAF7	764	761	2	761	710	3/31/2025
69336RBS8	6	4	2	4	0	3/31/2025
76110VSU3	8	8	0	8	8	3/31/2025
76114CAD8	166	162	4	162	153	3/31/2025
76114QAC9	48	48	0	48	43	3/31/2025

Subtotal - General Account	XXX	XXX $	9,566	XXX	XXX

Guaranteed Separate Accounts
059469AF3	58	57	2	57	52	12/31/2025
3622E8AC9	28	27	1	27	26	12/31/2025
3622MPAT5	11	11	0	11	10	12/31/2025
36244SAC2	96	95	1	95	87	12/31/2025
36244SAF5	88	87	1	87	82	12/31/2025
61749EAD9	52	52	0	52	45	12/31/2025
61749EAE7	26	26	0	26	23	12/31/2025
61749EAH0	79	79	0	79	68	12/31/2025
61750YAE9	25	24	0	24	24	12/31/2025
61750YAJ8	71	71	1	71	69	12/31/2025
75970HAD2	6	6	0	6	6	12/31/2025
76110VSU3	0	0	0	0	0	12/31/2025
059469AF3	60	59	1	59	54	9/30/2025
12627HAK6	55	53	2	53	49	9/30/2025
12628KAF9	47	45	3	45	41	9/30/2025
126384AQ9	10	10	0	10	10	9/30/2025

90

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 20—ASSET BACKED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17309YAF4	184	180	3	180	168	9/30/2025
23312RAA3	501	250	251	250	99	9/30/2025
3622E8AC9	29	29	0	29	26	9/30/2025
3622MPAT5	11	11	0	11	10	9/30/2025
61749EAD9	53	53	0	53	46	9/30/2025
61749EAE7	26	26	0	26	23	9/30/2025
61749EAH0	80	80	0	80	69	9/30/2025
61750YAE9	25	25	0	25	25	9/30/2025
61750YAJ8	73	72	1	72	71	9/30/2025
61751DAE4	28	28	0	28	25	9/30/2025
75970HAD2	11	10	0	10	10	9/30/2025
059469AF3	61	60	1	60	55	6/30/2025
12627HAK6	56	55	1	55	50	6/30/2025
12628KAF9	48	47	1	47	42	6/30/2025
126384AQ9	11	10	0	10	9	6/30/2025
17309YAF4	188	188	0	188	172	6/30/2025
3622E8AC9	29	29	0	29	26	6/30/2025
36244SAC2	103	97	6	97	90	6/30/2025
36244SAF5	95	89	6	89	85	6/30/2025
61749EAD9	53	53	0	53	47	6/30/2025
61749EAE7	26	26	0	26	24	6/30/2025
61749EAH0	81	80	0	80	71	6/30/2025
61750YAB5	50	47	3	47	50	6/30/2025
61750YAE9	26	25	0	25	25	6/30/2025
61750YAJ8	74	73	1	73	71	6/30/2025
61751DAE4	29	28	1	28	25	6/30/2025
75970HAD2	11	11	0	11	11	6/30/2025
76110VSU3	0	0	0	0	0	6/30/2025
059469AF3	63	62	1	62	58	3/31/2025
1248MBAL9	96	95	1	95	85	3/31/2025
12627HAK6	58	56	1	56	52	3/31/2025
3622MPAT5	12	12	0	12	11	3/31/2025
61750YAE9	26	26	0	26	26	3/31/2025
61750YAJ8	75	75	0	75	73	3/31/2025
61751DAE4	30	30	0	30	27	3/31/2025
76110VSU3	0	0	0	0	0	3/31/2025

Subtotal - Guaranteed Separate Accounts	XXX	XXX	$296	XXX	XXX
Grand Total	XXX	XXX	$9,862	XXX	XXX

(1)Only the impaired lots within each CUSIP are included within this table.

(2)CUSIP amounts less than $1 thousand within this table are shown as zero.

91

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 21—SUBSEQUENT EVENTS

At February 27, 2026, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying statutory financial statements that would have a material effect on the financial condition of the Company.

92

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

GLOSSARY OF TERMS

Term	Description
ABS	Asset-backed securities
AG 43	Actuarial Guideline 43 CARVM for variable annuities
AVR	Asset valuation reserve
BACV	Book adjusted carrying value
CARES Act	Coronavirus Aid, Relief, and Economic Security Act
CAMT	Corporate Alternative Minimum Tax
CARVM	Commissioners’ Annuity Reserve Valuation Method
COLI	Corporate owned life insurance
CRVM	Commissioners’ Reserve Valuation Method
CSAs	Credit support annexes
DTA(s)	Deferred tax asset(s)
DTL(s)	Deferred tax liability(ies)
ETFs	Exchange traded funds
EXIM	Export-Import Bank
FHLB	Federal Home Loan Bank
GMAB	Guaranteed minimum accumulation benefit
GMDB	Guaranteed minimum death benefit
IMR	Interest maintenance reserve
INT	Interpretation adopted by the NAIC
IRA	The Inflation Reduction Act of 2022
IRS	Internal Revenue Service
LIHTC	Low-income housing tax credit
LINA	Life Insurance Company of North America
LOCOM	Lower of cost or market
LTV	Loan to value ratio
MBS	Mortgage-backed securities
MCF	Madison Capital Funding LLC
MCF Note Agreement	New York Life note funding agreement with MCF
NAIC	National Association of Insurance Commissioners
NAIC SAP	National Association of Insurance Commissioners’ Accounting Practices and Procedures
NAV	Net asset value
New York Life	New York Life Insurance Company
NMTC	New Market Tax Credit
NYLARC	New York Life Agents Reinsurance Company
NYLAZ	NYLIFE Insurance Company of Arizona
NYLCC	New York Life Capital Corporation
NYLGICNY	New York Life Group Insurance Company of NY
NYLIM	New York Life Investment Management LLC
NYL Investments	New York Life Investment Management Holdings LLC

93

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NOTES TO STATUTORY FINANCIAL STATEMENTS

Term	Description
NYSDFS	New York State Department of Financial Services
OAA	Other Admitted Assets
OBBBA	One Big Beautiful Bill Act
OTC	Over-the-counter
OTC-bilateral	Over-the-counter bilateral agreements
OTC-cleared	Over-the-counter clearinghouse
OTTI	Other-than-temporary impairment(s)
PBBD	Principle-based bond definition
PBR	Principle-based reserving
SEC	U.S. Securities and Exchange Commission
SSAP	Statement of Statutory Accounting Principles
SVL	Standard Valuation Law
SVO	Securities Valuation Office
Taiwan Branch	NYLIAC’s former branch operations in Taiwan
Taiwan Corporation	New York Life Insurance Taiwan Corporation
TDR	Troubled debt restructuring
The Commissioner	Delaware Insurance Commissioner
The Company	New York Life Insurance and Annuity Corporation
The Department	Delaware State Insurance Department
The Fund	The MainStay VP Funds Trust
U.S. GAAP	Accounting principles generally accepted in the United States of America
UL	Universal life
VA	Variable annuity
VM-21	Valuation manual requirements for PBR for variable annuity products
VM-22	Valuation manual requirements for maximum valuation interest rates for income annuities
VUL	Variable universal life
Yuanta	Yuanta Financials Holding Co., Ltd.

94

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1—SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA

At and for the Year Ended December 31, 2025

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Delaware Insurance Department subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned:
U.S. government bonds	$132,436,719
Other bonds (unaffiliated)	4,470,317,700
Bonds of affiliates	221,595,554
Preferred stocks (unaffiliated)	9,974,197
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	13,801,567
Common stocks of affiliates	—
Mortgage loans	1,000,135,774
Real estate	17,214,634
Premium notes, policy loans and liens	58,254,237
Cash on hand and on deposit	17,598,820
Short-term investments	151,230,065
Derivative instruments	135,367,201
Other invested assets	165,537,281
Aggregate write-ins for investment income	16,496,652

Gross investment income	$6,409,960,401

Real Estate Owned - Book Value less Encumbrances	$86,600,433

Mortgage Loans - Book Value:
Residential mortgages	$107,388,521
Commercial mortgages	19,699,536,169
Mezzanine real estate loans	423,135,063

Total mortgage loans	$20,230,059,753

Mortgage Loans by Standing - Book Value:
Good standing	$20,083,074,919

Good standing with restructured terms	$16,622,598

Interest overdue more than 90 days, not in foreclosure	$130,362,235

Foreclosures in process	$—

Other Invested Assets - Statement Value	$5,108,967,965

Collateral Loans	$—

95

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1—SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Bonds and Stocks of Parent, Subsidiaries and Affiliates - Book Value:
Bonds	$3,676,497,025

Preferred stocks	$—

Common stocks	$—

Bonds and Short-Term Investments by Maturity and NAIC Designation:
Bonds by maturity - statement value:
Due within one year or less	$13,087,081,994
Over one year through five years	35,678,966,327
Over five years through 10 years	28,160,260,979
Over 10 years through 20 years	13,019,333,243
Over 20 years	21,862,559,299

Total by maturity	$111,808,201,842

Bonds by NAIC designation - statement value
NAIC 1	$67,821,514,831
NAIC 2	38,759,848,842
NAIC 3	3,476,546,276
NAIC 4	1,448,082,747
NAIC 5	277,143,001
NAIC 6	25,066,145

Total by NAIC designation	$111,808,201,842

Total bonds publicly traded	$51,606,495,479

Total bonds privately placed	$60,201,706,363

Preferred Stocks - Statement Value	$229,489,375

Common Stocks - Fair Value	$626,557,133

Short-Term Investments - Book Value	$380,464,729

Options, Caps and Floors Owned - Statement Value	$499,155,230

Options, Caps and Floors Written and In-Force - Statement Value	$—

Collar, Swap and Forward Agreements Open - Statement Value	$102,935,022

Future Contracts Open - Current Value	$(410,572)

Cash on Deposit	$(219,901,214)

96

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1—SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Life Insurance In-Force (in thousands):
Industrial	$—

Ordinary	$193,745,561

Credit life	$—

Group life	$799,511,735

Amount of Accidental Death Insurance In-Force Under Ordinary Policies (in thousands):	$679,691

Life Insurance Policies with Disability Provisions In-Force (in thousands):
Industrial	$—

Ordinary	$14,722,169

Credit life	$—

Group life	$—

Supplementary Contracts In-Force:
Ordinary - not involving life contingencies
Amount on deposit	$264,626,285

Income payable	$45,946,909

Ordinary - involving life contingencies
Income payable	$53,657,347

Group - not involving life contingencies
Amount on deposit	$—

Income payable	$—

Group - involving life contingencies
Income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$2,520,161,545

Deferred - fully paid account balance	$61,371,637,506

Deferred - not fully paid - account balance	$41,429,447,142

Group
Amount of income payable	$71,376,302

Fully paid account balance	$515,393

Not fully paid - account balance	$—

97

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1—SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Accident and Health Insurance - Premiums In-Force
Ordinary	$—

Group	$—

Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$420,735,618

Dividend accumulations - account balance	$—

Claim Payments 2025 (in thousands):
Group accident and health - year ended December 31, 2025
2025	$—

2024	$—

2023	$—

2022	$—

2021	$—

Prior	$—

Other accident and health
2025	$—
2024	$—

2023	$—

2022	$—

2021	$—

Prior	$—

Other coverages that use developmental methods to calculate claims reserves (in thousands):

2025	$802

2024	$1,229

2023	$980

2022	$1,012

2021	$932

Prior	$130

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 2—SUMMARY INVESTMENT SCHEDULE

At and for the Year Ended December 31, 2025

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Issuer Credit Obligations:
U.S. government obligations	$2,265,027,149	1.614%	$2,265,027,145		$2,265,027,145	1.615%
Other U.S. government obligations	11,509,325	0.008	11,509,324		11,509,324	0.008
Non-U.S. sovereign jurisdiction securities	304,121,446	0.217	304,121,447		304,121,447	0.217
Municipal bonds - general obligations (direct & guaranteed)	1,085,000,021	0.773	1,085,000,020		1,085,000,020	0.773
Municipal bonds - special revenue	3,736,475,691	2.663	3,736,475,698		3,736,475,698	2.663
Project finance bonds issued by operating entities	2,494,164,918	1.778	2,494,164,915		2,494,164,915	1.778
Corporate bonds	58,506,074,447	41.697	58,506,186,896		58,506,186,896	41.704
Mandatory convertible bonds	—	—	—		—	—
Single entity backed obligations	1,169,807,918	0.834	1,169,807,918		1,169,807,918	0.834
SVO-Identified bond exchange traded funds - fair value	—	—	—		—	—
SVO-Identified bond exchange traded funds - systematic value	—	—	—		—	—
Bonds issued by funds representing operating entities	5,841,276,694	4.163	5,841,276,694		5,841,276,694	4.164
Bank loans - issued	—	—	—		—	—
Bank loans - acquired	512,138,108	0.365	512,138,109		512,138,109	0.365
Mortgages loans that qualify as SVO-Identified credit tenant loans	—	—	—		—	—
Certificates of deposit	—	—	—		—	—
Other issuer credit obligations	—	—	—		—	—

Total issuer credit obligations	75,925,595,717	54.112	75,925,708,166	—	75,925,708,166	54.121

Asset-backed securities:
Financial asset-backed securities - self-liquidating	24,860,932,712	17.718	24,860,820,275		24,860,820,275	17.721
Financial asset-backed securities - not self-liquidating	—	—	—		—	—
Non-financial asset-backed securities	7,305,302,377	5.206	7,305,302,377		7,305,302,377	5.207

Total asset-backed securities	32,166,235,089	22.925	32,166,122,652	—	32,166,122,652	22.928

Preferred Stocks:		—				—
Industrial and miscellaneous (Unaffiliated)	229,489,376	0.164	229,489,375		229,489,375	0.164
Parent, subsidiaries and affiliates	—	—	—		—	—

Total preferred stocks	229,489,376	0.164	229,489,375	—	229,489,375	0.164

Common Stock:		—				—
Industrial and miscellaneous Publicly traded (Unaffiliated)	204,187,121	0.146	204,187,097		204,187,097	0.146

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 2—SUMMARY INVESTMENT SCHEDULE (continued)

Investment Categories	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Industrial and miscellaneous Other (Unaffiliated)	37,536,022	0.027	37,536,023		37,536,023	0.027
Parent, subsidiaries and affiliates Publicly traded	—	—	—		—	—
Parent, subsidiaries and affiliates Other	—	—	—		—	—
Mutual funds	194,821,937	0.139	194,821,936		194,821,936	0.139
Unit investment trusts	—	—	—		—	—
Closed-end funds	—	—	—		—	—
Exchange traded funds	190,012,072	0.135	190,012,072		190,012,072	0.135

Total common stocks	626,557,152	0.447	626,557,128	—	626,557,128	0.447

Mortgage loans:		—				—
Farm mortgages	—	—	—		—	—
Residential mortgages	107,388,399	0.077	107,388,521		107,388,521	0.077
Commercial mortgages	19,699,536,169	14.040	19,699,536,169		19,699,536,169	14.042
Mezzanine real estate loans	423,135,063	0.302	423,135,063		423,135,063	0.302
Total valuation allowance		—			—	—

Total mortgage loans	20,230,059,631	14.418	20,230,059,753	—	20,230,059,753	14.420

Real Estate:
Properties occupied by company	—	—	—		—	—
Properties held for production of income	86,600,433	0.062	86,600,433		86,600,433	0.062
Properties held for sale	—	—	—		—	—

Total real estate	86,600,433	0.062	86,600,433	—	86,600,433	0.062

Cash, cash equivalents and short-term investments:		—
Cash	(219,901,214)	(0.157)	(219,901,214)		(219,901,214)	(0.157)
Cash equivalents	3,554,300,323	2.533	3,554,300,325		3,554,300,325	2.534
Short-term investments	380,464,726	0.271	380,464,729		380,464,729	0.271

Total cash, cash equivalents and short-term investments	3,714,863,835	2.648	3,714,863,840	—	3,714,863,840	2.648

Contract loans	1,119,165,600	0.798	1,103,999,510		1,103,999,510	0.787
Derivatives	988,760,543	0.705	988,760,543		988,760,543	0.705
Other invested assets	5,115,663,387	3.646	5,108,967,965		5,108,967,965	3.642
Receivables for securities	1,891,645	0.001	1,891,645		1,891,645	0.001
Securities lending	—	—	—		—	—
Other invested assets	106,689,184	0.076	106,689,184		106,689,184	0.076

Total invested assets	$140,311,571,592	100.000%	$140,289,710,194	$—	$140,289,710,194	100.000%

100

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES

At and for the Year Ended December 31, 2025

NAIC Group Code: 0826	NAIC Company Code: 91596	EIN: 13-3044743

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1. Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $155,496,949,847

2. Ten largest exposures to a single issuer/borrower/investment.

Issuer	Description of Exposure	Amount	Percentage of Admitted Assets
NEW YORK LIFE INS CO (MADISON CAPITAL FUNDING LLC)	Affiliated Bonds /Limited Partnerships	$4,140,766,241	2.66%
JP MORGAN	Bonds/Equity/ Limited Partnerships	$1,014,248,753	0.65%
MORGAN STANLEY	Bonds/Equity	$930,708,256	0.60%
WELLS FARGO	Bonds/Equity/ Limited Partnerships	$890,203,227	0.57%
NEW YORK LIFE INVESTMENT MANAGEMENT	Affiliated Bonds	$762,000,000	0.49%
EXETER PROPERTY GROUP, LLC	Mortgage Loans	$675,918,698	0.43%
GIC REAL ESTATE	Mortgage Loans	$612,640,000	0.39%
CITI GROUP	Bonds/Equity	$607,186,700	0.39%
BLACKSTONE	Mortgage Loans	$474,321,761	0.31%
KKR PROPERTY PARTNERS AMERICAS	Mortgage Loans	$444,000,000	0.29%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Rating	Bonds	Percentage of Total Admitted Assets	Preferred Stocks		Percentage of Total Admitted Assets
NAIC – 1	$67,821,514,831	43.62%	P/RP - 1	$6,900,202	—%
NAIC – 2	$38,759,848,842	24.93%	P/RP - 2	$222,544,784	0.14%
NAIC – 3	$3,476,546,276	2.24%	P/RP - 3	$—	—%
NAIC – 4	$1,448,082,747	0.93%	P/RP - 4	$—	—%
NAIC – 5	$277,143,001	0.18%	P/RP - 5	$44,389	—%
NAIC – 6	$25,066,145	0.02%	P/RP - 6	$—	—%

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

4. Assets held in foreign investments:

Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?

Yes [ ] No [X]

If response to 4.01 above is Yes, responses are not required for interrogatories 5-10
Total admitted assets held in foreign investments	$19,568,139,622	12.58%
Foreign-currency-denominated investments	$—	—%
Insurance liabilities denominated in that same foreign currency	$—	—%
5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
Countries rated NAIC-1	$18,101,247,524	11.64%
Countries rated NAIC-2	$1,151,481,413	0.74%
Countries rated NAIC-3 or below	$315,410,685	0.20%
6. Largest foreign investment exposures by country, categorized by NAIC sovereign rating:
Countries rated NAIC-1:
United Kingdom	$5,507,074,661	3.54%
Cayman Islands	$3,415,902,531	2.20%
Countries rated NAIC-2:
Mexico	$430,860,036	0.28%
Peru	$143,743,970	0.09%
Countries rated NAIC-3 or below:
Colombia	$109,614,192	0.07%
Morocco	$47,498,924	0.03%
7. Aggregate unhedged foreign currency exposure	$183,898,639	0.11%
8. Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:
Countries rated NAIC-1:	$177,531,901	0.11%
Countries rated NAIC-2:	$4,887,262	—%
Countries rated NAIC-3 or below:	$1,479,476	0.00%
9. Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:
Countries rated NAIC-1:
LUXEMBOURG	$68,022,734	0.04%
AUSTRALIA	$62,463,721	0.04%
Countries rated NAIC-2:
INDIA	$2,849,944	—%
ITALY	$1,072,214	—%
Countries rated NAIC-3 or below:
SOUTH AFRICA	$635,853	—%
BRAZIL	$635,341	—%
10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

Issuer	NAIC Rating
UBS GROUP AG	1.F FE	$219,181,410	0.14%
BANCO SANTANDER SA	1.G FE	$167,141,520	0.11%
MORGAN STANLEY	1.F FE	$167,108,000	0.11%
BARCLAYS PLC	2.A FE	$158,952,087	0.10%
HEATHROW AIRPORT	2.A	$156,160,260	0.10%
INTERTEK GROUP PLC	2.A	$155,445,053	0.10%
LLOYDS BANKING GROUP PLC	1.G FE	$144,431,935	0.09%
OCP CLO LTD OCP_24-31	1.A FE	$142,659,629	0.09%
BNP PARIBAS SA	1.G FE	$137,457,001	0.09%
TRITAX BIG BOX REIT PLC	2.A	$134,841,224	0.09%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 11.01 is Yes, detail is not required for the remainder of Interrogatory 11

12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes[X] No[ ]

If response to 12.01 is Yes, responses are not required for the remainder of Interrogatory 12

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?

Yes [ ] No [X]

If response to 13.01 above is Yes, responses are not required for the remainder of Interrogatory 13

Issuer
NEW YORK LIFE INS CO (MADISON CAPITAL FUNDING LLC)	$1,450,563,123	0.93%
HOMES SUBI-5 PARTNERS LP	$338,481,629	0.22%
STONE RIDGE HOLDINGS GROUP LLC	$291,185,354	0.19%
VALERIAN OPPORTUNITIES FUND LP	$131,366,485	0.08%
NEW YORK LIFE INS CO	$129,451,216	0.08%
TRISTAN INCOME PLUS STRATEGY ONE SCSP	$104,701,047	0.07%
MSSDF MEMBER LLC	$83,782,524	0.05%
757 THIRD AVENUE ASSOCIATES LLC	$71,550,548	0.05%
MACKAY SHIELDS EMERGING MARKETS DEBT PORTFOLIO	$59,798,430	0.04%
CANDRIUM GF AUSBIL GLOBAL INFRASTRUCTURE	$57,279,838	0.04%

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

Ten largest fund managers:

Fund Manager	Total Invested	Diversified	Nondiversified
STONE RIDGE	$798,132,306	$—	$798,132,306
BNY Mellon Investment Adviser Inc.	$178,921,625	$178,921,625	$—
NYL Investors LLC - Real Estate Investors	$169,866,519	$—	$169,866,519
CANDRIAM LUXEMBOURG	$145,015,174	$—	$145,015,174
Apogem Capital	$143,598,280	$—	$143,598,280
New York Life Investment Management LLC	$101,407,985	$—	$101,407,985
THE VANGUARD GROUP, INC.	$88,037,137	$88,037,137	$—
MACKAY	$85,598,859	$—	$85,598,859
AUSBIL INVESTMENT MANAGEMENT LIMITED	$49,806,763	$—	$49,806,763
FIDELITY MANAGEMENT & RESEARCH COMPANY	$36,000,100	$36,000,100	$—

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 15.01 above is Yes responses are not required for the remainder of Interrogatory 15

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 16.01 above is Yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17

Type ( Residential, Commercial, Agricultural)
COMMERCIAL	$306,245,000	0.20%
COMMERCIAL	$302,661,889	0.19%
COMMERCIAL	$260,220,000	0.17%
COMMERCIAL	$257,320,000	0.17%
COMMERCIAL	$235,717,110	0.15%
COMMERCIAL	$229,320,000	0.15%
COMMERCIAL	$224,516,000	0.14%
COMMERCIAL	$224,000,000	0.14%
COMMERCIAL	$221,730,000	0.14%
COMMERCIAL	$219,484,000	0.14%

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$491,054,718	0.32%
Mortgage loans over 90 days past due	$130,362,235	0.08%
Mortgage loans in the process of foreclosure	$—	—%
Mortgage loans foreclosed	$108,469,231	0.07%
Restructured mortgage loans	$16,622,598	0.01%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$—	—%	$489,670,430	0.31%	$—	—%
91% to 95%	$—	—%	$138,807,500	0.09%	$—	—%
81% to 90%	$4,266,067	—%	$442,186,601	0.28%	$—	—%
71% to 80%	$47,307,311	0.03	$1,934,317,459	1.24%	$—	—%
Below 70%	$55,815,022	0.04	$17,117,689,241	11.01%	$—	—%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets    Yes [X] No [ ]

If response to 18.01 above is Yes, responses are not required for the remainder of Interrogatory 18

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in investment held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets    Yes [X] No [ ]

If response to 19.01 above is Yes, responses are not required for the remainder of Interrogatory 19

20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$982,904,833	0.63%	$1,005,673,383	$990,419,684	$974,185,874
Repurchase agreements	$—	—%	$—	$—	$—
Reverse repurchase agreements	$510,045,000	0.33%	$497,311,000	$506,123,000	$506,002,000
Dollar repurchase agreements	$—	—%	$—	$—	$—
Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

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SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

21. Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written
Hedging	$499,155,230	0.32%	$—	—%
Income generation	$—	—%	$—	—%
Other	$—	—%	$—	—%

22. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

	At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$231,456,696	0.15%	$223,125,442	$215,009,558	$215,859,961
Income generation	$—	—%	$—	$—	$—
Replications	$720,596,110	0.46%	$388,009,907	$523,993,579	$606,002,787
Other	$—	—%	$—	$506,472	$536,415

23. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Hedging	$3,716,162	—%	$839,130	$1,107,006	$1,082,386
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

106

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 4—SUPPLEMENTAL SCHEDULE OF REINSURANCE CONTRACTS

At and for the Year Ended December 31, 2025

1.

Ceded Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) subject to A-791 that includes a provision, which limits the reinsurer’s assumption of significant risks identified as in A-791.

None

2.

Ceded Reinsurance contracts (or multiple contracts with the same reinsurer or its affiliates) not subject to A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk.

None

3.	Ceded Reinsurance contracts containing features (except reinsurance contracts with a federal or state facility) described below which result in delays in payment in form or in fact:

a.

Provisions which permit the reporting of losses, or settlements are made, less frequently than quarterly or payments due from the reinsurer are not made in cash within ninety (90) days of the settlement date (unless there is no activity during the period).

None

b.	Payment schedules, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding entity.

None

4.

Contracts for which the reporting entity has reflected reinsurance accounting credit for any contracts not subject to Appendix A-791 and not yearly renewable term, which meet the risk-transfer requirements of SSAP 61R, including any new assumption reinsurance contracts.

None

5.

Risk ceded which is not subject to A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statement, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under U.S. generally accepted accounting principles (GAAP); or

None

b.	Accounted for that contract as reinsurance under U.S. GAAP and as a deposit under SAP. If yes, explain why the contract (s) is treated different for GAAP and SAP.

None

107